UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-07170

TCW Funds, Inc.

(Exact name of registrant as specified in charter)

865 South Figueroa Street, Suite 1800, Los Angeles, CA 90017

(Address of principal executive offices)

Patrick W. Dennis, Esq.

Assistant Secretary

865 South Figueroa Street, Suite 1800

Los Angeles, CA 90017

(Name and address of agent for service)

Registrant’s telephone number, including area code: (213) 244-0000

Date of fiscal year end: October 31

Date of reporting period: October 31, 2017

Item 1.	Report to Shareholders.

2

OCTOBER 31

A N N U A L

R E P O R T

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Focused Equities Fund

TCW Global Real Estate Fund

TCW High Dividend Equities Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ASSET ALLOCATION FUND

TCW Conservative Allocation Fund

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David S. DeVito President, Chief Executive Officer and Director

Dear Valued Investors,

It is my pleasure to present the 2017 annual report for the TCW Funds, Inc. covering the twelve months ended October 31, 2017. I would like to express our appreciation for your continued investment in the TCW Funds as well as welcome new shareholders to our fund family. As of October 31, 2017, the TCW Funds held total net assets of approximately $16.8 billion.

This report contains information and portfolio management discussions of our TCW Equity Funds and TCW Allocation Fund.

The U.S. Stock Market

U.S. stocks surged 23.6% (S&P 500 Total Return Index) to successive record highs during the one-year period ending 10/31/17, posting a positive total return every month. Equity prices were fueled by strong corporate earnings results that more than compensated for volatility leading up to the U.S. presidential election and the subsequent lack of progress in achieving meaningful fiscal reforms. After six quarters of negative year-over-year earnings growth through the first half of calendar year 2016, corporate profits posted a string of quarterly gains, boosted by the rebound in energy prices as well as the weakening of the U.S. dollar. Although the equity market experienced periodic, short-lived bouts of volatility related to concerns about the North Korean missile crisis, generally positive macroeconomic data releases, coupled with renewed hopes for tax reform, fueled a rally in risk assets, including stocks. Despite the impact of two hurricanes, the U.S. economy grew at a solid 3.0% annual pace in 3Q17 after growing 3.1% in the prior quarter — the best back-to-back quarters in three years. At the same time, the labor market continued to show improvement with weekly jobless claims hitting their lowest level (222k) in 44 years and the unemployment rate in October (4.1%) dipping to a 16-year low. Even a late-September speech by Fed Chairwoman Yellen, in which she effectively said it would be a mistake to hold off on raising interest rates while waiting for inflation to reach a 2% threshold, did little to dampen the equity market rally. In fact, the spike in the yield on the U.S. 10 Year Treasury Note from its calendar YTD 2017 low of 2.04% in early September to 2.38% by the end of October coincided with the “risk-on” rally and the view of many equity investors that a normalization of Fed policy might be indicative of an improved economic outlook.

Looking Ahead

Looking forward, stock market fundamentals appear reasonably encouraging given that corporate earnings have been on the upswing for the past few quarters as the economy has gained some strength and the U.S. dollar has weakened. Congressional passage of the Trump administration’s proposed tax reform legislation would prove a powerful catalyst to corporate earnings, as one sell-side firm estimates that it would equate to roughly a 6-9% boost to S&P Operating EPS growth (Wolfe Research, 11/3/17). Yet, we note that the Fed under the leadership of both Janet Yellen and, shortly, Fed Chair-designee Jerome Powell, is likely to push forward with its goal of normalizing monetary policy via interest rate hikes, with the Fed futures curve pointing to a likely hike at the FOMC’s December meeting. As such, at some point the easy liquidity tailwind to risk assets may shift to a tightening liquidity headwind, and the market’s complacency may well be tested (the VIX index volatility measure slipped to 9.19 in October, surpassing its record closing low of 9.31 set nearly 24 years ago). With stock market valuations remaining elevated relative to the average level of the last several decades (forward P/E ratio is presently about 18.2 versus an average of 15.7), we would sound a note of caution on the near-term outlook for stocks, even if the medium-to-long term prospects remain compelling.

1

Letter to Shareholders (Continued)

An Update on the TCW Funds Equity Funds

There was an update to our fund family over the past twelve months that we would like to note for our investors:

•

Effective August 31, 2017, TCW launched the TCW Artificial Intelligence Equity Fund (TGFTX/TGJNX). Artificial intelligence refers to the development or use by a business of computer systems that perform tasks previously requiring human intelligence such as decision-making or audio or visual identification or perception. The Fund invests primarily in issuers that are characterized as “growth companies” according to criteria established by the portfolio managers, which may include attributes such as an expected growth cycle, accelerating earnings or cash flow, and general growth of a business sector. Bottom-up fundamental research that focuses on the individual attributes of a company, such as its financial characteristics, is used to identify these companies. The Fund is managed by Jeffrey Lin, CFA, Senior Vice President and Thomas Lee, Senior Vice President.

We know that you have many choices when it comes to the management of your financial assets. On behalf of everyone at TCW, I would like to thank you for making the TCW Funds part of your long-term investment plan. We truly value our relationship with you. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I wish you all the best in the coming year and look forward to further correspondence with you through our semi-annual report in 2018.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

2

[THIS PAGE INTENTIONALLY LEFT BLANK]

3

TCW Artificial Intelligence Equity Fund

Management Discussions

For the period August 31, 2017 (inception) to October 31, 2017, the TCW Artificial Intelligence Equity Fund (the “Fund”) was up 6.40% for each of the Fund’s two share classes. The Russell 3000 Growth Index, the Fund’s benchmark, increased by 5.37% over the same time period.

The Fund outperformed the Index due to higher exposure to the Information Technology (IT) sector relative to the Index. Within the Index, the IT sector was up 8.2%. Within the IT sector, the Fund strongly outperformed in the Semiconductors subsector, which contained many of the Fund’s top contributors including Micron Technology, Intel, NVIDIA, ON Semiconductor, Silicon Laboratories, Cypress Semiconductor, and Teradyne. Other notable performers were Twitter (Internet Software), Arista Networks (Communications Equipment), and Take-Two Interactive (Software). Partially offsetting some of the Fund’s outperformance were disappointing performance results from investments in Nokia, Tesla, Trivago, Nuance Communications, and Cerner. Additionally, the Fund had greater exposure to the Real Estate Investment Trusts (REIT) sector than the Index. Names in the REIT sector such as American Tower, CoreSite Realty, Crown Castle, CyrusOne, and Equinix underperformed during the period.

We believe artificial intelligence (AI) will be the foundational technology of the information age. The leap from computing built on the foundation of humans telling computers how to act, to computing built on the foundation of computers learning how to act has significant implications for every industry.

In our view, there are many structural drivers that are accelerating the need for AI. These include:

•	Trend in demographics towards an aging global population

•	Need for greater energy efficiency

•	Drive for greater urbanization as demand for convenience increases

•	Efforts to increase human capital productivity

The broad applicability of AI also leads us to believe that it is a paradigm-shifting technology for the global economy and a driver behind improving productivity. AI very well could end the period of stagnant productivity growth in the U.S. We believe that AI technology driven improvements to productivity could, similar to the 1990s, drive corporations to invest in more capital and labor intensive projects, accelerating growth, improving profitability, and expanding equity valuations.

Finally, we continuously survey the artificial intelligence investment landscape by drawing upon our deep technical knowledge and fundamental research efforts. Our research effort seeks the most attractive opportunities in the AI ecosystem.

4

TCW Artificial Intelligence Equity Fund

Management Discussions (Continued)

Cumulative Return Since Inception(1)
TCW Artificial Intelligence Equity Fund
Class I (Inception: 8/31/2017)	6.40%
Class N (Inception: 8/31/2017)	6.40%
Russell 3000 Growth Index	5.37%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

5

TCW Conservative Allocation Fund

Management Discussions

For the year ended October 31, 2017, the TCW Conservative Allocation Fund (the “Fund”) posted a gain of 7.28% for the I Class and 6.74% for the N Class shares. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark of 40% S&P 500 Index and 60% Bloomberg Barclay Capital Aggregate Bond Index returned 9.53% over the same period.

The Fund posted positive returns over the past year with a positive contribution coming from both U.S. equities and U.S. fixed income. The strongest returns came from TCW New America Premier Equities Fund (9.2% allocation) and TCW Select Equities Fund (5.5% allocation). Both funds were up over 16% over the past year. At the asset allocation level, the decision to overweight large cap U.S. equities helped relative performance.

As of October, the allocation for the Fund was 39% equities, 56% fixed income, 3% cash and 2% in gold. This gives the Fund slight underweight to fixed income and almost equal weight to equities relative to its blended index. Over the past twelve months, the Fund has gradually increased its allocation to the Metropolitan West Unconstrained Bond Fund for its lower duration and higher credit quality profile, and shifting equity allocation to less volatile and defensive equities.

For the Fund’s equity exposure, the allocation to the TCW/Gargoyle Dynamic 500 Fund and the TCW New America Premier Equities Fund were increased. For the Fund’s fixed income exposure, the Fund remain concentrated within high-grade debt favoring mortgage-backed securities. The Fund had small allocations to both high yield and emerging market debt over the past year. Within its fixed income allocation, the Fund has recently decreased the duration of fixed income holdings as we anticipate higher interest rates in the near term.

Over the past year, U.S. equity markets continued to climb, reaching all-time highs. The key drivers for these higher returns have been stronger than expected economic data along with strong corporate earnings growth. In addition, central banks globally maintained accommodative monetary policies which kept global interest rates low. With the employment landscape improving, the housing sector continuing to show strength, consumer confidence rebounding, low interest rates globally, and expanding GDP growth, we feel confident the recovery will continue to expand and lead to a favorable backdrop for the equity markets. The fixed income markets continue to benefit from the globally low interest rate environment and easy monetary policies worldwide. Even though the Federal Reserve increased interest rates just once over the past months, we anticipate further interest rate increases in the near term.

6

TCW Conservative Allocation Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Since Inception
TCW Conservative Allocation Fund
Class I (Inception: 11/16/2006)	7.28%	3.95%	5.56%	5.02%	5.23%
Class N (Inception: 11/16/2006)	6.74%	3.42%	5.04%	4.75%	4.97%
40% S&P 500 Index/60% Bloomberg Barclays U.S. Aggregate Bond Index	9.53%	5.82%	7.24%	5.81%	6.06%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

7

TCW Focused Equities Fund

Management Discussions

For the year ended October 31, 2017, the TCW Focused Equities Fund (the “Fund”) increased 15.91% and 15.98% for its I Class and N Class, respectively. The performance of the Fund’s classes varies because of differing expenses. During the same period, the Russell 1000 Value Index rose 17.78%.

During the year, sector allocation was positive but stock selection was negative. Ironically, however, the largest individual negative attribution for the year came as a result of our underweight in financials. For the year ended October 31, 2017, financials returned 36.1% which was the highest return of any sector during the year. More than half of the return of the financials sector came in the two months following the election through year end. The reason financials did so well was due to the perception of President Trump’s policies being pro-growth for the economy as well as the perception of lessening of the regulatory environment which overly burdened the sector during the prior administration. The higher beta banks and brokerage companies led the way. We were underweight the higher beta financials for the year.

From a stock selection perspective, our worst stock selection came in the materials sector. The materials sector for the year was up 30.8%. Air Products and Chemicals and Ecolab outperformed the market but slightly underperformed the sector. But the real culprits came from both Sealed Air which was down 3.3% while we owned the stock along with Potash Corporation of Saskatchewan which was up only 3.9% on the year — both far below the benchmark return. The underperformance of Sealed Air was a continuation of the previous year when they consistently reduced earnings and cash flow guidance throughout 2017. We have since sold the stock. Potash has struggled this year as they are wrapping up their $8 billion potash expansion but much of this expansion is sitting idle in the short to medium term until demand catches up with supply. With the supply/demand imbalance, prices have stayed lower for longer than expected. The good news is lower prices, as is the case with all commodities, will lead to lower supply and at some point demand and supply will come into balance and prices will tend upward. With the new expansion Potash will be the main beneficiary when that happens.

The worst stock over the past year was Advanced Auto Parts. The company merged with Raleigh-based General Parts in 2014 and was a good performer at the outset. But in 2017, their progress on their productivity initiatives stalled and the company missed targets badly this year as a result of the synergies surrounding the merger. We think those synergies are not lost and expect better results in 2018. The best stock over the past year was Adobe Systems. Adobe Systems is the best-in-class leading provider of creative design software. The success of the stock in 2017 was a direct result of the company beating estimates each quarter, continuing to raise the bar even higher and then beating those raised estimates again. There are not many $90 billion market cap companies that can grow the top line by 18% per year over the next three years; we suspect that will prove to be a conservative estimate.

The portfolio owns high quality stocks and we believe it is prudent to be patient. The objective is to create a portfolio that has a good risk/reward profile and to remain balanced in order to be poised to do well in both up markets as well as down markets. We remain confident that investing in attractively valued companies with strong management teams that are expected to increase their return on invested capital and free cash flow generation have a strong potential to yield favorable long term results.

8

TCW Focused Equities Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Fund		Inception Index
TCW Focused Equities Fund
Class I (Inception: 10/29/2004)	15.91%	4.24%	12.79%	3.81%	5.83%		7.92%
Class N (Inception: 7/20/1998)	15.98%	4.25%	12.79%	3.64%	5.66	%(2)	6.64%
Russell 1000 Value Index	17.78%	7.99%	13.48%	5.99%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

9

TCW Global Real Estate Fund

Management Discussions

For the year ended October 31, 2017, the TCW Global Real Estate Fund (the “Fund”) had a positive return of 10.28% on both I Class and N Class shares. The Fund’s benchmark, the S&P Global REIT Index, had a positive return of 5.48% over the same period.

On an attribution basis, the Fund’s outperformance relative to its benchmark during the year was a result of both positive stock selection and sector allocation. From a relative standpoint, the Fund’s largest sector overweight was in Specialized REITs (average weight of 16.46% up 25.98% vs. average weight of 9.47% up 19.23% for the Index), which benefitted performance. The Fund’s largest sector underweight was in Diversified REITs (average weight of 5.50% down 21.75% vs. average weight of 15.54% up 5.74% for the Index), which hurt performance. From a stock selection perspective, positive contributors included American Tower (AMT) and Global Logistic Properties (GLP-SP). Conversely, notable detractors from performance included Colony Northstar (CLNS) and Seritage Growth Properties (SRG).

The past two years have been a period in the markets characterized by large gains and low volatility. The past year in particular saw most major indices post remarkable double-digit gains. However, the performance distribution was bifurcated, as the traditional high dividend sectors of the market largely failed to participate in the rally. REITs in particular lagged the market by a considerable amount. Given that the middle of 2016 marked a time when global markets began to price in an acceleration in economic growth and the prospect for higher interest rates, it made sense for the more beta-rich sectors to rally relative to more defensive, interest rate sensitive segments of the market. Since November 2016, the outperformance of the stock market has been further fueled by the election of President Trump, carrying with it promises of incrementally higher growth through deregulation, corporate tax reform and infrastructure spending. Again, it was clear that lightly regulated tax-exempt REITs would not benefit as much from the new administration as more cyclically exposed, heavily regulated or tax-paying companies.

Over the near- to medium-term, we believe that conditions are set for REITs as an asset class to rebound significantly relative to broader market equities. In our view, this will be driven by three primary factors: (i) expectations for growth and tax reform in the U.S. are now likely to be meaningfully priced in to the valuation of stocks, (ii) REITs can perform well even in periods of rising interest rates — their economic upside-capture is largely underappreciated and (iii) REIT valuations in many sectors are attractive from a relative standpoint, setting the stage for a wave of flows seeking reliable income with a potential for growth. Many of the concerns of the past (such as lumpy debt maturity schedules) have been largely addressed during this cycle. Overbuilding has not been as big of an issue as, (i) construction spending did not follow the financial crisis in a typical post-recessionary spike because of a lack of confidence and buy-in to the sustainability of a recovery based primarily on monetary stimulus, and (ii) lending institutions have been cautious in their approach to speculative projects. The prospect for rental income growth driven by a potential acceleration in the economy seems to be underappreciated. Technological disruptions will help many REIT sectors in ways that currently are not fully incorporated in the stock prices.

Over the long term, income investing is unlikely to remain out of favor for long and investors looking for safety and yield will be increasingly drawn to REITs. Real estate rental income is much more predictable than more discretionary sources stemming from the sale of products or services. With the demographic trend of the aging of the population fueling an ever-expanding appetite for retirement income, it is safe to conclude that REIT investing will be a main area of focus for decades to come.

We thank you for your continued trust in our philosophy, management, and process.

10

TCW Global Real Estate Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	Since Inception
TCW Global Real Estate Fund
Class I (Inception: 11/28/2014)	10.28%	3.30%
Class N (Inception: 11/28/2014)	10.28%	3.30%
S&P Global REIT Index	5.48%	4.26%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

11

TCW High Dividend Equities Fund

Management Discussions

For the year ended October 31, 2017, the TCW High Dividend Equities Fund (the “Fund”) posted a gain of 10.53% on both I Class and N Class shares. The Fund’s benchmark, the Russell 3000 Value Index, had a return of 18.30% over the same period.

On an attribution basis, the Fund’s underperformance relative to its benchmark during the period was a result of both negative stock selection and sector allocation. From a relative standpoint, the Fund’s largest sector overweight was in Real Estate (average weight of 16.23% up 6.22% vs. an average weight of 5.17% up 5.89% for the index). Despite the positive relative performance of our underlying names within Real Estate, the Fund’s large overweight in the sector hurt performance from an overall relative standpoint, as Real Estate meaningfully underperformed the broader Index. The Fund’s largest sector underweight was in Healthcare (average weight of 4.18% up 22.33% vs. an average weight of 11.39% up 16.57% for the Index). From a stock selection perspective, notable detractors included AmTrust Financial Services (AFSI) and Kinder Morgan (KMI). Conversely, positive contributors to the Fund’s performance included EnPro Industries (NPO) and D.R. Horton (DHI).

The past two years have been a period in the markets characterized by large gains and low volatility. The past year in particular saw most major indices post remarkable double-digit gains. However, the performance distribution was bifurcated, as the traditional high dividend sectors of the market largely failed to participate in the rally. Although Utilities were able to keep up with broader indices, other dividend focused sectors such as Consumer Staples, REITs, BDCs, and Telecoms lagged the market by a considerable amount. Given that the middle of 2016 marked a time when global markets began to price in an acceleration in economic growth, it made sense for the more beta-rich sectors to rally relative to more defensive, high dividend segments of the market. Since November 2016, the outperformance of the stock market has been further fueled by the election of President Trump, carrying with it promises of incrementally higher growth through deregulation, corporate tax reform and infrastructure spending. Again, it was clear that most dividend-payers with stable fundamentals would likely not benefit as much as more cyclically exposed, heavily regulated companies. Additionally, a substantial fraction of the S&P’s recent gains has been driven by the flows to the technology space. For example, consider that Apple, Microsoft, Amazon, Facebook and Google make up approximately 14% of the S&P and are up on average over ~40% over the past year.

Our view is that over time, the disparity in performance will reverse. High dividend stocks have historically outperformed the broader markets, and we expect a reversion as (i) expectations for earnings growth and tax reform in the U.S. are now likely to be meaningfully priced in given that the market has gained over 20% since the election, and (ii) valuations in our high-dividend sectors are now very attractive from a relative standpoint. However, as we have previously stated, it is difficult to have any confidence with regard to the precise timing of a potential reversal — the “beta/growth/high-tech/pro-cyclical” rally could last as long as the macro-economic data are supportive, a period which could continue through a number of quarters.

While our high dividend investment universe has recently fallen out of favor with investors who prefer areas with more upside capture and volatility, we continue to find pockets of compelling opportunity. For example, REITs have underperformed the broader markets meaningfully over the past year, and we believe that conditions are set for the space to rebound in relative performance over the near- to medium term. We also see opportunity in select, well managed names in the Business Development Companies (BDC) space. We have high confidence that income investing is unlikely to remain out of favor for very long. There are compelling forces — such as the robust long-term secular demographic trend of the aging of the population — which will draw investors seeking safety and yield to our areas of focus.

12

TCW High Dividend Equities Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	Since Inception
TCW High Dividend Equities Fund
Class I (Inception: 11/28/2014)	10.53%	1.17%
Class N (Inception: 11/28/2014)	10.53%	1.17%
Russell 3000 Value Index	18.30%	7.67%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

13

TCW New America Premier Equities Fund

Management Discussions

For the year ended on October 31, 2017, the TCW New America Premier Equities Fund (the “Fund”) gained 38.41% on both I Class and N Class shares. The Fund’s benchmark, the Russell 1000 Index, returned 23.67% over the same period.

For the fiscal year, the Fund benefited from concentrated investments in Transunion, Baxter International, The Trade Desk Inc. and Activision Blizzard Inc. The Fund was negatively impacted by investments in Sealed Air Corporation, Transdigm Corporation, and Conagra Brands Inc. Security selection was the primary driver of the Fund’s outperformance during the period.

As we have indicated in the past we eschew reliance on macroeconomic forecasts and projections of the future direction of markets — our view is that these factors are unknowable. We therefore focus on what we think is knowable. We believe in thorough assessment of investment opportunities at the security level that will provide us, in some cases, with a high probability view of the future free cash flows of a business, which is a key determinant of the future returns of an investment. We believe that we have made good decisions in this respect and that the portfolio of companies is built to weather most market environments.

We believe that controlling risk is an integral part of the portfolio management process. Since its inception, the Fund was able to generate solid returns while exposing our clients to lower risk relative to the broad market. The Fund seeks to outperform the Index in both rising and falling markets with less risk and volatility. We seek to accomplish this objective by investing in a concentrated portfolio of businesses that carefully manage their environmental and social resources and that employ best in class corporate governance practices. We invest in businesses that have high barriers to entry, are stable, generate substantial free cash flow and are managed by prudent leaders.

Traditional fundamental analysis does not capture risks associated with managing environmental resources nor does it assess the performance of businesses from the perspective of resource efficiency. Traditional analysis does not typically assess the risks associated with a heterogeneous workforce nor does it assess the competence, quality and engagement level of the Board of Directors. Our investment framework not only pays close attention to these issues, but we also quantify, score, and rank companies and exclude businesses based on these risk factors. While those risks are not quantified through traditional financial analysis, we have found a significant correlation between companies that manage their resources prudently and businesses that sport strong financial metrics. Businesses that meet our rigorous ESG performance requirements typically have higher free cash flow yields, higher total yields, higher margins and lower levels of financial leverage.

In fast growing businesses or in industries that are undergoing rapid changes it is extraordinarily difficult and often dangerous to make an investment in a business when the long-term cash generation potential of the enterprise has a wide spectrum of outcomes. We seek to avoid companies and industries that are undergoing rapid changes.

What we do seek, however, are stable businesses that have dominant market positions, and whose long term cash flows we believe can be predicted reasonably well. The qualitative characteristics that we seek, including attractive industry structures, pricing power and dominant market positions, make us confident in our forecast of the future cash flows of the business and therefore provide greater confidence that our valuation of the business is reasonably accurate.

14

TCW New America Premier Equities Fund

Management Discussions (Continued)

The famed value investor Benjamin Graham once said, “In the short run, the market is a voting machine but in the long run, it is a weighing machine.” Our view is that the market weighs cash flows and in order to consistently purchase a security for less than what it is worth, one should have high confidence in the future free cash flows of a business.

	Annualized Return(1)
	1 Yr Return	Since Inception
TCW New America Premier Equities Fund
Class I (Inception: 1/29/2016)	38.41%	28.74%
Class N (Inception: 1/29/2016)	38.41%	28.74%
Russell 1000 Index	23.67%	20.41%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

15

TCW Relative Value Dividend Appreciation Fund

Management Discussions

For the year ended October 31, 2017, the TCW Relative Value Dividend Appreciation Fund (the “Fund”) posted a return of 15.69% and 15.46% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned 17.78% over the same period.

Fund Review

The Fund’s top ten conviction-weighted holdings were the positive contributors to the Fund’s return during the fiscal year, returning +29.9%, on average, led by Information Technology (IT) companies such as Cypress Semiconductor and Microsoft, and Financial companies with investments in Citigroup, JP Morgan Chase, and State Street. The Fund’s investments in Microchip Technology, Corning, and Maxim Integrated Products were also additive to the overall return. The Fund also benefited from its Materials holdings with solid gains from DowDuPont and WestRock. Other positive performers included Royal Philips, Quest Diagnostics, Zions Bancorporation, Textron, and MetLife.

On the downside, the Fund’s Industrials names detracted due in large part to General Electric while JC Penney, Regal Entertainment, and Mattel were largely responsible for the loss suffered in Consumer Discretionary. The Fund also lost value with its Healthcare and Utilities names due to Merck, Gilead, and AES. Other notable detractors included Energy companies Baker Hughes, Nabors Industries, and Schlumberger, ConAgra and PepsiCo in Consumer Staples, New York Community Bancorp in Financials and Kimco Realty in Real Estate. JC Penney, Nabors Industries, and Mattel were completely sold after fundamental reviews, while slices were added to General Electric and Merck after their respective fundamental reviews.

Market Outlook

Both the House and Senate have passed their own tax cut plans which would lower the corporate tax rate to 20% from the existing 35% level. Purported comments from Gary Cohn and Pat Toomey suggest the rate may level out at 22% to “make the math work”. Regardless, a corporate tax cut to 20-25% would increase S&P 500 earnings by 5-10% per year, on average. Current deductible items such as state and local taxes (SALT), the alternative minimum tax (AMT), and the mortgage interest deduction remain items of contention. What waits to be determined is whether the corporate tax cut will be a 2018 or 2019 event.

The robust labor market has helped keep Americans upbeat about the U.S. economy. Americans continue to poll optimistic about the economy as reflected by the Conference Board Consumer Confidence (highest level since December 2000) while the National Federation of Independent Business (NFIB) Optimism Index is near its highest level since 2005. These reports are consistent with the University of Michigan Consumer Sentiment Index and Bloomberg Consumer Comfort Index close to their highest levels in ten years. U.S. consumers’ assessment of the labor market has become more positive with the index near its highest level since June 2001. With steady monthly job gains year-to-date (aside from the anomalous September report affected by Hurricanes Harvey, Irma, and Maria), the unemployment rate has declined to 4.1%, the U-6 underemployment remains near its lowest level since 2006, and initial jobless (four-week moving average) claims are at lows not seen since the 1970s. Wages are outpacing inflation with average hourly earnings up 2.5% year-over-year as of November 30.

The Fed’s recent statement, along with market sentiment, signals a rate increase is highly likely in mid-December, and there appears to be a large consensus for at least two additional hikes in 2018. The

16

TCW Relative Value Dividend Appreciation Fund

Management Discussions (Continued)

message from previous statements that “economic conditions will evolve in a manner that will warrant gradual increases in the federal funds rate” was repeated. Additionally, the Committee noted the economy has been rising at a solid rate and that “past experience suggests that the storms are unlikely to materially alter the course of the national economy over the medium term”. Inflation remains stubbornly elusive at less than the Fed’s 2% target. Fed Chair Yellen, along with many of her colleagues, expressed confidence that the recent slowdown is temporary and the Fed would stick to its agenda. The Fed began reducing its $4.5 trillion balance sheet in October. The plan is to pare back by $10 billion per month and gradually raise the amount in the months to come until reaching $50 billion. Finally, on November 2, President Trump nominated Jerome Powell to succeed Janet Yellen as the Federal Reserve’s next chairman. Mr. Powell, should he be confirmed, is expected to stay the course on monetary policy.

While a more normalized economy will have expansions and decelerations, the likelihood of a U.S. recession over the next two years is below historical norms, albeit increasing. However, the risk of policy errors with the new administration is greater, e.g., North Korea, the “One” China policy, etc. The only one of ten leading economic indicators issuing a caution sign is the rising Fed Funds Rate. The Conference Board U.S. Leading Economic Indicator (LEI) of ten economic indicators is at an all-time high. According to research from Evercore ISI, historically, when the LEI hits a cycle high, recessions follow four to eight years later. While four years is too far to look out, even within a Fed tightening cycle, the next 1-2 years holds a diminished chance of a recession and a major market correction knowing what we know today.

In our opinion, a conservative assumption of three to four additional hikes of 25 bps (including this December) through 2018 and the Fed balance sheet reduction (which is a de facto tightening) still leaves the targeted Fed Funds Rate below the “new” equilibrium of 2.5-3.0%. We will be carefully monitoring each Federal Reserve move to ascertain any constriction of economic forces. The Committee is paying close attention to the lack of inflation. While Dr. Yellen mentioned that she expected prices to rise, she stated that persistent weakness could lead the Fed to be more cautious and raise rates more slowly. For now, the U.S. yield curve is still positively sloped, especially for the 0 to 2 year portion, indicating bond investors believe GDP will continue to expand over the near term. Recent Fed and administrative announcements have increased the slope positively over the last month. Energy prices at still less than half the cycle peak represent real economic savings to consumers and industries.

17

TCW Relative Value Dividend Appreciation Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Fund	Inception Index
TCW Relative Value Dividend Appreciation Fund
Class I (Inception: 10/29/2004)	15.69%	6.73%	12.38%	5.72%	7.45%	7.92%
Class N (Inception: 9/19/1986)	15.46%	6.47%	12.10%	5.43%	9.25%	10.34%
Russell 1000 Value Index	17.78%	7.99%	13.48%	5.99%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

18

TCW Relative Value Large Cap Fund

Management Discussions

For the year ended October 31, 2017, the TCW Relative Value Large Cap Fund (the “Fund”) posted a return of 21.55% and 21.27% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell 1000 Value Index, returned 17.78% over the same period.

Fund Review

The Fund’s top ten conviction-weighted holdings were the best performers of the Fund returning +34.4%, on average, led by Information Technology (IT) names such as Cypress Semiconductor, Microsoft and Corning, and Financials companies such as Citigroup and JP Morgan Chase. Other IT names — Western Digital, Micron Technology, Applied Materials, and ON Semiconductor — also contributed to the Fund’s overall return. The Fund also benefited from its investments in Real Estate and Consumer Staples holdings with solid gains from Jones Lang LaSalle and Sysco. Other positive performers included Industrial names Terex and Textron; Dana and Lennar in Consumer Discretionary; and Anthem, Cigna, and Centene in Healthcare. On the downside, the portfolio’s Energy names were the biggest detractors due in large part to Baker Hughes, Nabors Industries, and Newfield Exploration. Sealed Air and Freeport-McMoRan were largely responsible for the loss suffered in Materials while AES lagged in Utilities. Other notable detractors included JC Penney in Consumer Discretionary, General Electric in Industrials, and Healthcare names Merck, Gilead, and Cardinal Health. Nabors Industries and JC Penney were completely sold after fundamental reviews, while slices were added to Cardinal Health, General Electric, and Merck after their respective fundamental reviews.

Market Outlook

Both the House and Senate have passed their own tax cut plans which would lower the corporate tax rate to 20% from the existing 35% level. Purported comments from Gary Cohn and Pat Toomey suggest the rate may level out at 22% to “make the math work”. Regardless, a corporate tax cut to 20-25% would increase S&P 500 earnings by 5-10% per year, on average. Current deductible items such as state and local taxes (SALT), the alternative minimum tax (AMT), and the mortgage interest deduction remain items of contention. What waits to be determined is whether the corporate tax cut will be a 2018 or 2019 event.

The robust labor market has helped keep Americans upbeat about the U.S. economy. Americans continue to poll optimistic about the economy as reflected by the Conference Board Consumer Confidence (highest level since December 2000) while the National Federation of Independent Business (NFIB) Optimism Index is near its highest level since 2005. These reports are consistent with the University of Michigan Consumer Sentiment Index and Bloomberg Consumer Comfort Index close to their highest levels in over ten years. U.S. consumers’ assessment of the labor market has become more positive with the index near its highest level since June 2001. With steady monthly job gains year-to-date (aside from the anomalous September report affected by Hurricanes Harvey, Irma, and Maria), the unemployment rate has declined to 4.1%, the U-6 underemployment remains near its lowest level since 2006, and initial jobless (four-week moving average) claims are at lows not seen since the 1970s. Wages are outpacing inflation with average hourly earnings up 2.5% year-over-year as of November 30.

The Fed’s recent statement, along with market sentiment, signals a rate increase is highly likely in mid-December, and there appears to be a large consensus for at least two additional hikes in 2018. The message from previous statements that “economic conditions will evolve in a manner that will warrant

19

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

gradual increases in the federal funds rate” was repeated. Additionally, the Committee noted the economy has been rising at a solid rate and that “past experience suggests that the storms are unlikely to materially alter the course of the national economy over the medium term”. Inflation remains stubbornly elusive at less than the Fed’s 2% target. Fed Chair Yellen, along with many of her colleagues, expressed confidence that the recent slowdown is temporary and the Fed would stick to its agenda. The Fed began reducing its $4.5 trillion balance sheet in October. The plan is to pare back by $10 billion per month and gradually raise the amount in the months to come until reaching $50 billion. Finally, on November 2, President Trump nominated Jerome Powell to succeed Janet Yellen as the Federal Reserve’s next chairman. Mr. Powell, should he be confirmed, is expected to stay the course on monetary policy.

While a more normalized economy will have expansions and decelerations, the likelihood of a U.S. recession over the next two years is below historical norms, albeit increasing. However, the risk of policy errors with the new administration is greater, e.g., North Korea, the “One” China policy, etc. The only one of ten leading economic indicators issuing a caution sign is the rising Fed Funds Rate. The Conference Board U.S. Leading Economic Indicator (LEI) of ten economic indicators is at an all-time high. According to research from Evercore ISI, historically, when the LEI hits a cycle high, recessions follow four to eight years later. While four years is too far to look out, even within a Fed tightening cycle, the next 1-2 years holds a diminished chance of a recession and a major market correction knowing what we know today.

In our opinion, a conservative assumption of three to four additional hikes of 25 bps (including this December) through 2018 and the Fed balance sheet reduction (which is a de facto tightening) still leaves the targeted Fed Funds Rate below the “new” equilibrium of 2.5-3.0%. We will be carefully monitoring each Federal Reserve move to ascertain any constriction of economic forces. The Committee is paying close attention to the lack of inflation. While Dr. Yellen mentioned that she expected prices to rise, she stated that persistent weakness could lead the Fed to be more cautious and raise rates more slowly. For now, the U.S. yield curve is still positively sloped, especially for the 0 to 2 year portion, indicating bond investors believe GDP will continue to expand over the near term. Recent Fed and administrative announcements have increased the slope positively over the last month. Energy prices at still less than half the cycle peak represent real economic savings to consumers and industries.

20

TCW Relative Value Large Cap Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Fund	Inception Index
TCW Relative Value Large Cap Fund
Class I (Inception: 12/31/2003)	21.55%	7.83%	13.69%	6.23%	7.99%	7.98%
Class N (Inception: 12/31/1997)	21.27%	7.56%	13.41%	6.01%	6.65%	7.21%
Russell 1000 Value Index	17.78%	7.99%	13.48%	5.99%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.

21

TCW Relative Value Mid Cap Fund

Management Discussions

For the year ended October 31, 2017, the TCW Relative Value Mid Cap Fund (the “Fund”) posted a return of 30.40% and 30.15% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the Russell Midcap Value Index, returned 17.12% over the same period.

Fund Review

The Fund’s top ten conviction-weighted holdings performed well returning +49.5%, on average, led by Manitowoc, Toll Brothers, Cypress Semiconductor, and Synovus Financial. The Fund benefited significantly from its Industrials names led by very strong returns from Manitowoc and Terex. Its Information Technology stocks also performed admirably led by Western Digital, Cypress Semiconductor, Micron Technology, and ON Semiconductor. The Fund also achieved solid outperformance with its Health Care stocks led by Quest Diagnostics, Cigna, and Centene as well as with its Financials names with robust gains from E*TRADE, Evercore, Synovus Financial, and KeyCorp. Other notable contributors included homebuilders KB Home, Toll Brothers, Beazer Homes, DR Horton, and Lennar, along with Dana, Newpark Resources, and Commercial Metals. On the downside, the Fund’s Materials names detracted largely due to Sealed Air and Freeport-McMoRan, while AES was mostly responsible for the loss experienced in Utilities. Other notable detractors included JC Penney, Nabors Industries, Newfield Exploration, Popular, Kimco Realty, and Acadia Healthcare. After fundamental reviews, both JC Penney and Nabors Industries were eliminated from the portfolio.

Market Outlook

Both the House and Senate have passed their own tax cut plans which would lower the corporate tax rate to 20% from the existing 35% level. Purported comments from Gary Cohn and Pat Toomey suggest the rate may level out at 22% to “make the math work”. Regardless, a corporate tax cut to 20-25% would increase S&P 500 earnings by 5-10% per year, on average. Current deductible items such as state and local taxes (SALT), the alternative minimum tax (AMT), and the mortgage interest deduction remain items of contention. What waits to be determined is whether the corporate tax cut will be a 2018 or 2019 event.

The robust labor market has helped keep Americans upbeat about the U.S. economy. Americans continue to poll optimistic about the economy as reflected by the Conference Board Consumer Confidence (highest level since December 2000) while the National Federation of Independent Business (NFIB) Optimism Index is near its highest level since 2005. These reports are consistent with the University of Michigan Consumer Sentiment Index and Bloomberg Consumer Comfort Index close to their highest levels in over ten years. U.S. consumers’ assessment of the labor market has become more positive with the index near its highest level since June 2001. With steady monthly job gains year-to-date (aside from the anomalous September report affected by Hurricanes Harvey, Irma, and Maria), the unemployment rate has declined to 4.1%, the U-6 underemployment remains near its lowest level since 2006, and initial jobless (four-week moving average) claims are at lows not seen since the 1970s. Wages are outpacing inflation with average hourly earnings up 2.5% year-over-year as of November 30.

The Fed’s recent statement, along with market sentiment, signals a rate increase is highly likely in mid-December, and there appears to be a large consensus for at least two additional hikes in 2018. The message from previous statements that “economic conditions will evolve in a manner that will warrant gradual increases in the federal funds rate” was repeated. Additionally, the Committee noted the economy

22

TCW Relative Value Mid Cap Fund

Management Discussions (Continued)

has been rising at a solid rate and that “past experience suggests that the storms are unlikely to materially alter the course of the national economy over the medium term”. Inflation remains stubbornly elusive at less than the Fed’s 2% target. Fed Chair Yellen, along with many of her colleagues, expressed confidence that the recent slowdown is temporary and the Fed would stick to its agenda. The Fed began reducing its $4.5 trillion balance sheet in October. The plan is to pare back by $10 billion per month and gradually raise the amount in the months to come until reaching $50 billion. Finally, on November 2, President Trump nominated Jerome Powell to succeed Janet Yellen as the Federal Reserve’s next chairman. Mr. Powell, should he be confirmed, is expected to stay the course on monetary policy.

While a more normalized economy will have expansions and decelerations, the likelihood of a U.S. recession over the next two years is below historical norms, albeit increasing. However, the risk of policy errors with the new administration is greater, e.g., North Korea, the “One” China policy, etc. The only one of ten leading economic indicators issuing a caution sign is the rising Fed Funds Rate. The Conference Board U.S. Leading Economic Indicator (LEI) of ten economic indicators is at an all-time high. According to research from Evercore ISI, historically, when the LEI hits a cycle high, recessions follow four to eight years later. While four years is too far to look out, even within a Fed tightening cycle, the next 1-2 years holds a diminished chance of a recession and a major market correction knowing what we know today.

In our opinion, a conservative assumption of three to four additional hikes of 25 bps (including this December) through 2018 and the Fed balance sheet reduction (which is a de facto tightening) still leaves the targeted Fed Funds Rate below the “new” equilibrium of 2.5-3.0%. We will be carefully monitoring each Federal Reserve move to ascertain any constriction of economic forces. The Committee is paying close attention to the lack of inflation. While Dr. Yellen mentioned that she expected prices to rise, she stated that persistent weakness could lead the Fed to be more cautious and raise rates more slowly. For now, the U.S. yield curve is still positively sloped, especially for the 0 to 2 year portion, indicating bond investors believe GDP will continue to expand over the near term. Recent Fed and administrative announcements have increased the slope positively over the last month. Energy prices at still less than half the cycle peak represent real economic savings to consumers and industries.

23

TCW Relative Value Mid Cap Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Fund		Inception Index
TCW Relative Value Mid Cap Fund
Class I (Inception: 11/1/1996)	30.40%	8.81%	13.79%	6.81%	10.86	%(2)	10.77%
Class N (Inception: 10/31/2000)	30.15%	8.58%	13.52%	6.51%	8.40%		10.14%
Russell Midcap Value Index	17.12%	8.26%	14.49%	7.90%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

24

TCW Select Equities Fund

Management Discussions

For the year ended October 31, 2017, the TCW Select Equities Fund (the “Fund”) returned 24.47% and 24.20% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, Russell 1000 Growth Index, returned 29.71% over the same period.

Fiscal 2017 began with the S&P 500 finishing the month of October at modestly lower levels. November, however, brought a market rally with Donald Trump’s upset victory over Hillary Clinton to become the 45th President of the United States. While little was known of the policy views of Trump’s economic team, the prospects for tax cuts and the end of secular stagnation (U.S. economy has not produced real growth >3% since 2005) drove the stock market to all-time highs as we finished the calendar year. Driven by firming economic data and increasing consumer confidence, U.S. equity markets moved higher during the first quarter. The Federal Reserve Bank of Philadelphia manufacturing survey jumped to its highest level since 1984, jobless claims remained low and the unemployment rate continued to drop. As expected, the Fed raised rates another 25 basis points (bps) but commentary remained somewhat dovish. President Trump’s major goal of replacing Obamacare failed in the House of Representatives and focus turned to efforts for comprehensive tax reform. GDP in the U.S. increased a scant +1.2% during 1Q but the market continued to rally. By May, the unemployment rate had dropped to 4.3%, giving credence to the belief the U.S. is near “full employment.” Once again, the Fed raised short-term rates by 25bps in June and issued plans to reduce the size of its ~$4.5 trillion balance sheet. June brought the one-year anniversary of when the British voted to exit the EU (“Brexit”) and the last time the stock market had pulled back 5% or more. Economic data remained supportive throughout the fall and summer and the stock market remained near all-time highs. As the fiscal year ended, focus turned to whether meaningful tax reforms could be passed in a long-awaited effort to pass the baton from monetary to fiscal stimulus.

Net of expenses, the Fund underperformed for the year primarily as a result of negative security selection, particularly in the healthcare sector. Our biggest stock detractor during the year was CVS Health Corporation (CVS). The stock underperformed due to the loss of a handful of marquee contracts in its PBM business and weak same-store-sales in its retail business. Additionally, it appears Amazon.com, Inc. (AMZN) may enter the pharmacy market, potentially disrupting CVS’ highest dollar business segment. As such, we elected to exit our position in CVS. Shares of Celgene Corporation (CELG) underperformed after the company announced the failure of a GED-301 clinical trial and lowered its 2020 financial targets. IP-related concerns around Revlimid, Celgene’s marquee product, have also been increasing as has the ability of Celgene to fill the hole left by its ultimate loss of exclusivity.

Our biggest stock contributors during the year came from the information technology sector. Mobileye N.V. (MBLY) jumped after Intel announced its intention to acquire MBLY for total enterprise value consideration of $14.7B. We initiated our MBLY position in January 2015 given our view that the current share price did not adequately reflect the company’s technological lead versus its competitors, asset light and highly scalable business model, and disruptive cost proposition in a rapidly growing addressable market that we believed was (and is) still in its infancy. PayPal Holdings, Inc. (PYPL) moved higher due to the company’s focus and progress on improving and growing its core “Pay with PayPal” checkout button, partnership announcements and a series of strong quarterly earnings reports.

25

TCW Select Equities Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Fund		Inception Index
TCW Select Equities Fund
Class I (Inception: 7/1/1991)	24.47%	10.42%	13.77%	8.39%	10.03	%(2)	9.43%
Class N (Inception: 2/26/1999)	24.20%	10.14%	13.47%	8.09%	6.03%		5.23%
Russell 1000 Growth Index	29.71%	13.15%	16.83%	9.13%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distribution or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

26

TCW Artificial Intelligence Equity Fund

Schedule of Investments	October 31, 2017

Issues	Shares	Value
COMMON STOCK — 97.2% OF NET ASSETS
Auto Components — 3.9%
Delphi Automotive PLC	242	$24,050
Visteon Corp. (1)	188	23,695

		47,745

Automobiles — 2.4%
Tesla Inc. (1)	89	29,506

Commercial Services & Supplies — 1.4%
KAR Auction Services, Inc.	367	17,370

Communications Equipment — 4.0%
Arista Networks, Inc. (1)	131	26,186
Ciena Corp. (1)	592	12,592
Nokia OYJ (SP ADR) (Finland)	1,998	9,770

		48,548

Diversified Telecommunication Services — 1.7%
Zayo Group Holdings, Inc. (1)	573	20,662

Electronic Equipment, Instruments & Components — 4.2%
Cognex Corp.	175	21,551
Corning, Inc.	589	18,442
Zebra Technologies Corp. (1)	97	11,251

		51,244

Health Care Equipment & Supplies — 2.0%
Intuitive Surgical, Inc. (1)	66	24,774

Health Care Providers & Services — 1.5%
UnitedHealth Group, Inc.	85	17,869

Health Care Technology — 0.7%
Veeva Systems, Inc. (1)	151	9,202

Hotels, Restaurants & Leisure — 1.0%
Domino’s Pizza, Inc.	66	12,078

Internet & Catalog Retail — 2.7%
Amazon.com, Inc. (1)	30	33,158

Internet Software & Services — 14.0%
Alibaba Group Holding, Ltd. (SP ADR) (China) (1)	69	12,757
Alphabet, Inc. (1)	24	24,793
Equinix, Inc.	51	23,638
Facebook, Inc. (1)	205	36,912
Hortonworks, Inc. (1)	739	12,201
Mimecast, Ltd. (1)	349	11,095
Tencent Holdings, Ltd.	377	16,984
Twitter, Inc. (1)	832	17,156
Yelp, Inc. (1)	354	16,539

		172,075

Issues	Shares	Value
IT Services — 9.0%
Accenture PLC	173	$24,628
EPAM Systems, Inc. (1)	179	16,316
Gartner, Inc. (1)	124	15,539
International Business Machines Corp.	118	18,179
Switch, Inc. (1)	479	9,163
Visa, Inc.	243	26,725

		110,550

REIT — 5.5%
American Tower Corp.	226	32,470
CoreSite Realty Corp.	76	8,417
Crown Castle International Corp.	251	26,877

		67,764

Semiconductors & Semiconductor Equipment — 19.5%
Broadcom, Ltd.	122	32,197
Cypress Semiconductor Corp.	1,160	18,398
Inphi Corp. (1)	415	17,007
Intel Corp.	570	25,929
Micron Technology, Inc. (1)	908	40,233
NVIDIA Corp.	219	45,291
ON Semiconductor Corp. (1)	1,287	27,439
Silicon Laboratories, Inc. (1)	214	20,309
Teradyne, Inc.	299	12,824

		239,627

Software — 21.1%
Adobe Systems, Inc. (1)	191	33,456
Microsoft Corp.	412	34,270
Nuance Communications, Inc. (1)	1,238	18,248
Oracle Corp.	381	19,393
Pegasystems, Inc.	197	11,485
Proofpoint, Inc. (1)	110	10,165
Salesforce.com, Inc. (1)	301	30,804
ServiceNow, Inc. (1)	249	31,466
Splunk, Inc. (1)	407	27,391
Tableau Software, Inc. (1)	193	15,651
Take-Two Interactive Software, Inc. (1)	234	25,892

		258,221

Technology Hardware, Storage & Peripherals — 2.6%
Apple, Inc.	132	22,313
Western Digital Corp.	104	9,284

		31,597

Total Common Stock
(Cost: $1,108,889)		1,191,990

See accompanying notes to financial statements.

27

TCW Artificial Intelligence Equity Fund

Schedule of Investments (Continued)

Issues	Shares	Value
MONEY MARKET INVESTMENTS — 2.8%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.96% (2)	34,792	$34,792

Total Money Market Investments
(Cost: $34,792)		34,792

Total Investments (100.0%)
(Cost: $1,143,681)		1,226,782
Liabilities in Excess of Other Assets (0.0%)		(165)

Net Assets (100.0%)		$1,226,617

Notes to the Schedule of Investments

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2017.
SP ADR -	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
REIT -	Real Estate Investment Trust

See accompanying notes to financial statements.

28

TCW Artificial Intelligence Equity Fund

Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets
Auto Components	3.9%
Automobiles	2.4
Commercial Services & Supplies	1.4
Communications Equipment	4.0
Diversified Telecommunication Services	1.7
Electronic Equipment, Instruments & Components	4.2
Health Care Equipment & Supplies	2.0
Health Care Providers & Services	1.5
Health Care Technology	0.7
Hotels, Restaurants & Leisure	1.0
Internet & Catalog Retail	2.7
Internet Software & Services	14.0
IT Services	9.0
REIT	5.5
Semiconductors & Semiconductor Equipment	19.5
Software	21.1
Technology Hardware, Storage & Peripherals	2.6
Money Market Investments	2.8

Total	100.0%

See accompanying notes to financial statements.

29

TCW Artificial Intelligence Equity Fund

Fair Valuation Summary	October 31, 2017

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Auto Components	$47,745	$—	$—	$47,745
Automobiles	29,506	—	—	29,506
Commercial Services & Supplies	17,370	—	—	17,370
Communications Equipment	48,548	—	—	48,548
Diversified Telecommunication Services	20,662	—	—	20,662
Electronic Equipment, Instruments & Components	51,244	—	—	51,244
Health Care Equipment & Supplies	24,774	—	—	24,774
Health Care Providers & Services	17,869	—	—	17,869
Health Care Technology	9,202	—	—	9,202
Hotels, Restaurants & Leisure	12,078	—	—	12,078
Internet & Catalog Retail	33,158	—	—	33,158
Internet Software & Services	172,075	—	—	172,075
IT Services	110,550	—	—	110,550
REIT	67,764	—	—	67,764
Semiconductors & Semiconductor Equipment	239,627	—	—	239,627
Software	258,221	—	—	258,221
Technology Hardware, Storage & Peripherals	31,597	—	—	31,597

Total Common Stock	1,191,990	—	—	1,191,990

Money Market Investments	34,792	—	—	34,792

Total Investments	$1,226,782	$—	$—	$1,226,782

See accompanying notes to financial statements.

30

TCW Conservative Allocation Fund

Schedule of Investments	October 31, 2017

Issues	Shares	Value
EXCHANGE-TRADED FUNDS — 4.5% OF NET ASSETS
iShares MSCI EAFE Index Fund	11,160	$777,071
SPDR Gold Shares (1)	5,075	612,400

Total Exchange-traded Funds
(Cost: $1,334,076)		1,389,471

INVESTMENT COMPANIES — 92.6%
Diversified Equity Funds — 36.3%
TCW / Gargoyle Dynamic 500 Fund — I Class (2)	219,576	2,555,865
TCW / Gargoyle Hedged Value Fund — I Class (2)	89,500	858,305
TCW New America Premier Equities Fund — I Class (2)	186,010	2,834,799
TCW Relative Value Large Cap Fund — I Class (2)	131,192	3,187,960
TCW Select Equities Fund — I Class (2)	55,574	1,690,555

		11,127,484

Diversified Fixed Income Funds — 56.3%
Metropolitan West Low Duration Bond Fund — I Class (2)	335,334	2,924,116
Metropolitan West Total Return Bond Fund — I Class (2)	376,987	4,018,685

Issues	Shares	Value
Diversified Fixed Income Funds (Continued)
Metropolitan West Unconstrained Bond Fund — I Class (2)	492,357	$5,898,438
TCW Global Bond Fund — I Class (2)	72,203	703,980
TCW Total Return Bond Fund — I Class (2)	374,014	3,732,662

		17,277,881

Total Investment Companies
(Cost: $25,580,769)		28,405,365

MONEY MARKET INVESTMENTS — 3.1%
Fidelity Institutional Government Portfolio — Select Class, 0.87% (3)	829,604	829,604
State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.96% (3)	108,450	108,450

Total Money Market Investments
(Cost: $938,054)		938,054

Total Investments (100.2%)
(Cost: $27,852,899)		30,732,890
Liabilities in Excess of Other Assets (-0.2%)		(56,542)

Net Assets (100.0%)		$30,676,348

Notes to the Schedule of Investments

(1)	Non-income producing security.
(2)	Affiliated issuer.
(3)	Rate disclosed is the 7-day net yield as of October 31, 2017.

See accompanying notes to financial statements.

31

TCW Conservative Allocation Fund

Schedule of Investments (Continued)

The summary of the TCW Conservative Allocation Fund transactions in the affiliated funds for the year ended October 31, 2017 is as follows:

Name of Affiliated Fund	Value at October 31, 2016 (In Thousands)	Purchases at Cost (In Thousands)	Proceeds from Sales (In Thousands)	Number of Shares Held October 31, 2017	Value at October 31, 2017 (In Thousands)	Dividends and Interest Income Received (In Thousands)	Distributions Received from Net Realized Gain (In Thousands)	Net Realized Gain/(Loss) on Investments (In Thousands)	Net Change in Unrealized Gain/(Loss) on Investments (In Thousands)
Metropolitan West Low Duration Fund—I Class
	$3,104	143	(312)	335,334	$2,924	$44	$5	$(1)	$(9)
Metropolitan West Total Return Bond Fund—I Class
	4,280	269	(424)	376,987	4,019	84	57	(9)	(98)
Metropolitan West Unconstrained Bond Fund—I Class
	—	6,165	(331)	492,357	5,898	110	—	1	63
TCW / Gargoyle Dynamic 500 Fund—I Class
	—	2,503	(196)	219,576	2,556	10	8	5	244
TCW / Gargoyle Hedged Value Fund—I Class
	1,707	76	(1,056)	89,500	858	21	—	106	26
TCW Global Bond Fund—I Class
	749	40	(74)	72,203	704	12	5	(3)	(7)
TCW Global Real Estate Fund—I Class
	1,137	—	(1,119)	—	—	—	—	(114)	96
TCW High Dividend Equities Fund—I Class
	3,136	59	(3,256)	—	—	20	—	(127)	187
TCW International Growth Fund—I Class
	759	30	(870)	—	—	6	—	88	(7)
TCW New America Premier Equities Fund—I Class
	—	2,402	(182)	186,010	2,835	7	23	6	609
TCW Relative Value Large Cap Fund—I Class
	2,656	1,219	(991)	131,192	3,188	35	95	194	110
TCW Select Equities Fund—I Class
	2,510	464	(1,545)	55,574	1,690	—	102	560	(298)
TCW Total Return Bond Fund—I Class
	10,283	420	(6,553)	374,014	3,733	134	153	(119)	(299)

Total					$28,405	$483	$448	$587	$617

See accompanying notes to financial statements.

32

TCW Conservative Allocation Fund

Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets
Diversified Fixed Income Funds	56.3%
Diversified Equity Funds	36.3
Exchange-Traded Funds	4.5
Money Market Investments	3.1

Total	100.2%

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Exchange-Traded Funds	$1,389,471	$—	$—	$1,389,471
Investment Companies	28,405,365			28,405,365
Money Market Investments	938,054	—	—	938,054

Total Investments	$30,732,890	$—	$—	$30,732,890

See accompanying notes to financial statements.

33

TCW Focused Equities Fund

Schedule of Investments	October 31, 2017

Issues	Shares	Value
COMMON STOCK — 97.7% OF NET ASSETS
Aerospace & Defense — 2.4%
Honeywell International, Inc.	1,640	$236,422

Banks — 14.0%
JPMorgan Chase & Co.	2,810	282,714
M&T Bank Corp.	1,980	330,204
US Bancorp	4,855	264,015
Wells Fargo & Co.	8,435	473,541

		1,350,474

Beverages — 3.1%
Anheuser-Busch InBev NV (SP ADR) (Belgium)	2,430	298,355

Biotechnology — 6.0%
Amgen, Inc.	1,520	266,334
Celgene Corp. (1)	3,150	318,056

		584,390

Capital Markets — 2.8%
Goldman Sachs Group, Inc. (The)	1,130	274,002

Chemicals — 10.8%
Air Products & Chemicals, Inc.	2,055	327,629
Ecolab, Inc.	2,275	297,251
Potash Corp. of Saskatchewan, Inc. (Canada)	11,330	220,595
Praxair, Inc.	1,380	201,646

		1,047,121

Energy Equipment & Services — 1.0%
Schlumberger, Ltd. (Netherlands)	1,495	95,680

Food & Staples Retailing — 1.8%
CVS Health Corp.	2,605	178,521

Food Products — 1.9%
Mondelez International, Inc.	4,385	181,671

Health Care Providers & Services — 4.7%
McKesson Corp.	1,570	216,471
UnitedHealth Group, Inc.	1,145	240,702

		457,173

Hotels, Restaurants & Leisure — 5.9%
Las Vegas Sands Corp.	4,865	308,344
Starbucks Corp.	4,760	261,038

		569,382

Industrial Conglomerates — 5.6%
Danaher Corp.	3,605	332,633
Roper Technologies, Inc.	810	209,118

		541,751

Insurance — 1.5%
Chubb, Ltd. (Switzerland)	940	141,771

Internet Software & Services — 3.5%
Alphabet, Inc. — Class C (1)	335	340,574

Issues	Shares	Value
Machinery — 3.3%
IDEX Corp.	2,460	$315,397

Multiline Retail — 3.0%
Dollar Tree, Inc. (1)	3,195	291,544

Oil, Gas & Consumable Fuels — 7.1%
Devon Energy Corp.	7,615	280,993
EOG Resources, Inc.	4,080	407,470

		688,463

Pharmaceuticals — 7.4%
AbbVie, Inc.	1,290	116,423
Allergan plc (Ireland)	1,802	319,368
Eli Lilly & Co.	3,455	283,103

		718,894

Road & Rail — 4.0%
Union Pacific Corp.	3,315	383,844

Software — 5.1%
Adobe Systems, Inc. (1)	2,845	498,330

Specialty Retail — 0.9%
Advance Auto Parts, Inc.	1,040	85,010

Textiles, Apparel & Luxury Goods — 1.9%
PVH Corp.	1,415	179,436

Total Common Stock
(Cost: $7,574,390)		9,458,205

MASTER LIMITED PARTNERSHIP — 2.1%
Oil, Gas & Consumable Fuels — 2.1%
EQT Midstream Partners LP	2,791	203,911

Total Master Limited Partnership
(Cost: $196,652)		203,911

MONEY MARKET INVESTMENTS — 0.2%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.96% (2)	19,862	19,862

Total Money Market Investments
(Cost: $19,862)		19,862

Total Investments (100.0%)
(Cost: $7,790,904)		9,681,978
Liabilities in Excess of Other Assets (0.0%)		(1,746)

Net Assets (100.0%)		$9,680,232

Notes to the Schedule of Investments

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2017.
SP ADR -	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.

See accompanying notes to financial statements.

34

TCW Focused Equities Fund

Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets
Aerospace & Defense	2.4%
Banks	14.0
Beverages	3.1
Biotechnology	6.0
Capital Markets	2.8
Chemicals	10.8
Energy Equipment & Services	1.0
Food & Staples Retailing	1.8
Food Products	1.9
Health Care Providers & Services	4.7
Hotels, Restaurants & Leisure	5.9
Industrial Conglomerates	5.6
Insurance	1.5
Internet Software & Services	3.5
Machinery	3.3
Multiline Retail	3.0
Oil, Gas & Consumable Fuels	9.2
Pharmaceuticals	7.4
Road & Rail	4.0
Software	5.1
Specialty Retail	0.9
Textiles, Apparel & Luxury Goods	1.9
Money Market Investments	0.2

Total	100.0%

See accompanying notes to financial statements.

35

TCW Focused Equities Fund

Fair Valuation Summary	October 31, 2017

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$236,422	$—	$—	$236,422
Banks	1,350,474	—	—	1,350,474
Beverages	298,355	—	—	298,355
Biotechnology	584,390	—	—	584,390
Capital Markets	274,002	—	—	274,002
Chemicals	1,047,121	—	—	1,047,121
Energy Equipment & Services	95,680	—	—	95,680
Food & Staples Retailing	178,521	—	—	178,521
Food Products	181,671	—	—	181,671
Health Care Providers & Services	457,173	—	—	457,173
Hotels, Restaurants & Leisure	569,382	—	—	569,382
Industrial Conglomerates	541,751	—	—	541,751
Insurance	141,771	—	—	141,771
Internet Software & Services	340,574	—	—	340,574
Machinery	315,397	—	—	315,397
Multiline Retail	291,544	—	—	291,544
Oil, Gas & Consumable Fuels	688,463	—	—	688,463
Pharmaceuticals	718,894	—	—	718,894
Road & Rail	383,844	—	—	383,844
Software	498,330	—	—	498,330
Specialty Retail	85,010	—	—	85,010
Textiles, Apparel & Luxury Goods	179,436	—	—	179,436

Total Common Stock	9,458,205	—	—	9,458,205

Master Limited Partnership
Oil, Gas & Consumable Fuels	203,911	—	—	203,911
Money Market Investments	19,862	—	—	19,862

Total Investments	$9,681,978	$—	$—	$9,681,978

See accompanying notes to financial statements.

36

TCW Global Real Estate Fund

Schedule of Investments	October 31, 2017

Issues	Shares	Value
COMMON STOCK — 97.6% OF NET ASSETS
Australia — 4.5%
Goodman Group	10,421	$66,939
Scentre Group	27,580	85,197

		152,136

China — 5.6%
Link REIT (The)	10,332	86,860
China Overseas Land & Investment, Ltd.	32,000	103,899

		190,759

France — 5.9%
Klepierre	2,029	80,778
Unibail — Rodamco SE	473	118,405

		199,183

Germany — 3.4%
Deutsche Wohnen SE	2,659	113,816

Japan — 6.9%
Mitsubishi Estate Co., Ltd.	4,000	72,586
Mitsui Fudosan Co., Ltd.	2,000	46,712
Nippon Prologis REIT, Inc.	55	115,720

		235,018

United Kingdom — 4.0%
Segro PLC	19,016	137,258

United States — 67.3%
Invitation Homes, Inc.	3,034	68,477
Rexford Industrial Realty, Inc.	2,362	70,128
Starwood Waypoint Homes	1,973	71,640
Weyerhaeuser Co.	2,004	71,964
Kennedy-Wilson Holdings, Inc.	6,518	126,775
Clipper Realty, Inc.	8,665	94,189
Safety Income and Growth, Inc.	3,285	59,031
Brixmor Property Group, Inc.	4,603	80,414
Tier REIT, Inc.	5,186	101,490
Equinix, Inc.	183	84,821

Issues	Shares	Value
United States (Continued)
Welltower, Inc.	966	$64,683
Seritage Growth Properties	1,731	71,196
Colony NorthStar, Inc.	8,987	110,360
AvalonBay Communities, Inc.	415	75,252
Prologis, Inc.	2,063	133,229
Public Storage	400	82,900
Simon Property Group, Inc.	672	104,382
Toll Brothers, Inc.	2,712	124,861
Ventas, Inc.	1,048	65,762
Digital Realty Trust, Inc.	609	72,130
Equity Residential	1,016	68,336
Gaming and Leisure Properties, Inc.	1,913	69,901
Macerich Co. (The)	1,203	65,684
American Tower Corp.	1,029	147,836
DR Horton, Inc.	2,964	131,038
Crown Castle International Corp.	666	71,315

		2,287,794

Total Common Stock
(Cost: $3,016,117)		3,315,964

MONEY MARKET INVESTMENTS — 2.7%
State Street Institutional U.S. Government
Money Market Fund — Premier Class, 0.96% (1)	92,091	92,091

Total Money Market Investments
(Cost: $92,091)		92,091

Total Investments (100.3%)
(Cost: $3,108,208)		3,408,055
Liabilities in Excess of Other Assets (-0.30%)		(9,495)

Net Assets (100.0%)		$3,398,560

Notes to the Schedule of Investments

(1)	Rate disclosed is the 7-day net yield as of October 31, 2017.
REIT -	Real Estate Investment Trust.

See accompanying notes to financial statements.

37

TCW Global Real Estate Fund

Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets
Diversified Real Estate Activities	3.5%
Diversified REIT’s	3.3
Health Care REIT’s	3.8
Homebuilding	7.5
Industrial REIT’s	15.4
Office REIT’s	3.0
Real Estate Development	3.1
Real Estate Operating Companies	7.1
Residential REIT’s	11.1
Retail REIT’s	20.4
Specialized REIT’s	19.4
Money Market Investments	2.7

Total	100.3%

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Diversified Real Estate Activities	$—	$119,298	$—	$119,298
Diversified REIT’s	110,360	—	—	110,360
Health Care REIT’s	130,445	—	—	130,445
Homebuilding	255,899	—	—	255,899
Industrial REIT’s	203,357	319,917	—	523,274
Office REIT’s	101,490	—	—	101,490
Real Estate Development	—	103,899	—	103,899
Real Estate Operating Companies	126,775	113,816	—	240,591
Residential REIT’s	377,894	—	—	377,894
Retail REIT’s	321,676	371,240	—	692,916
Specialized REIT’s	659,898	—	—	659,898

Total Common Stock	2,287,794	1,028,170	—	3,315,964

Money Market Investments	92,091	—	—	92,091

Total Investments	$2,379,885	$1,028,170	$—	$3,408,055

See accompanying notes to financial statements.

38

TCW High Dividend Equities Fund

Schedule of Investments	October 31, 2017

Issues	Shares	Value
COMMON STOCK — 97.0% OF NET ASSETS
Banks — 5.7%
JPMorgan Chase & Co.	1,440	$144,877
Wells Fargo & Co.	1,075	60,351

		205,228

Beverages — 3.4%
PepsiCo, Inc.	1,105	121,804

Capital Markets — 15.9%
Ares Capital Corp.	17,615	283,249
Goldman Sachs Group, Inc. (The)	500	121,240
Greenhill & Co., Inc.	4,105	75,122
Oaktree Specialty Lending Corp.	15,400	89,474

		569,085

Diversified Telecommunication Services — 3.4%
Verizon Communications, Inc.	2,545	121,829

Household Durables — 11.7%
DR Horton, Inc.	2,860	126,441
Newell Brands, Inc.	2,955	120,505
Toll Brothers, Inc.	3,715	171,038

		417,984

IT Services — 3.0%
International Business Machines Corp.	685	105,531

Machinery — 8.3%
EnPro Industries, Inc.	3,535	296,021

Media — 3.9%
Nexstar Media Group, Inc.	2,185	139,403

Oil, Gas & Consumable Fuels — 9.6%
ConocoPhillips	2,130	108,949
Kinder Morgan, Inc.	13,045	236,245

		345,194

Pharmaceuticals — 7.0%
AbbVie, Inc.	1,705	153,876
Pfizer, Inc.	2,790	97,818

		251,694

Issues	Shares	Value
REIT — 18.4%
American Tower Corp.	1,335	$191,800
Colony NorthStar, Inc.	10,346	127,049
Invitation Homes, Inc.	4,925	111,157
Seritage Growth Properties	1,980	81,437
Simon Property Group, Inc.	935	145,234

		656,677

Software — 6.7%
Microsoft Corp.	1,335	111,045
Oracle Corp.	2,520	128,268

		239,313

Total Common Stock
(Cost: $3,127,500)		3,469,763

Total Purchased Options 1.7% (1)
(Cost: $245,827)		61,203

MONEY MARKET INVESTMENTS — 2.4%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.96% (2)	87,188	87,188

Total Money Market Investments
(Cost: $87,188)		87,188

Total Investments (101.1%)
(Cost: $3,460,515)		3,618,154
Liabilities in Excess of Other Assets (-1.1%)		(39,460)

Net Assets (100.0%)		$3,578,694

Notes to the Schedule of Investments

(1)	See table below for description of purchased options.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2017.
ETF -	Exchange Traded Fund
REIT -	Real Estate Investment Trust

See accompanying notes to financial statements.

39

TCW High Dividend Equities Fund

October 31, 2017

Purchased Options — Exchange Traded

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Market Value	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
Call
Energy Select Sector SPDR ETF	6	$407,460	$65	1/19/18	$21,683	$18,381	$3,302
Put
SPDR S&P 500 ETF	38	9,771,700	$242	12/29/17	39,520	227,446	(187,926)

					$61,203	$245,827	$(184,624)

Written Options — Exchange Traded

Description	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Market Value	Premiums (Received) by Fund	Unrealized Appreciation
Put
SPDR S&P 500 ETF	38	$9,771,700	$239	12/29/17	$(31,920)	$(194,350)	$162,430

See accompanying notes to financial statements.

40

TCW High Dividend Equities Fund

Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets
Banks	5.7%
Beverages	3.4
Capital Markets	15.9
Diversified Telecommunication Services	3.4
Household Durables	11.7
IT Services	3.0
Machinery	8.3
Media	3.9
Oil, Gas & Consumable Fuels	9.6
Pharmaceuticals	7.0
REIT	18.4
Software	6.7
Purchased Options	1.7
Money Market Investments	2.4

Total	101.1%

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Banks	$205,228	$—	$—	$205,228
Beverages	121,804	—	—	121,804
Capital Markets	569,085	—	—	569,085
Diversified Telecommunication Services	121,829	—	—	121,829
Household Durables	417,984	—	—	417,984
IT Services	105,531	—	—	105,531
Machinery	296,021	—	—	296,021
Media	139,403	—	—	139,403
Oil, Gas & Consumable Fuels	345,194	—	—	345,194
Pharmaceuticals	251,694	—	—	251,694
REIT	656,677	—	—	656,677
Software	239,313	—	—	239,313

Total Common Stock	3,469,763	—	—	3,469,763

Purchased Options	61,203	—	—	61,203
Money Market Investments	87,188	—	—	87,188

Total Investments	$3,618,154	$—	$—	$3,618,154

Liability Derivatives
Written Options
Foreign Currency Risk	$(31,920)	$—	$—	$(31,920)

Total	$(31,920)	$—	$—	$(31,920)

See accompanying notes to financial statements.

41

TCW New America Premier Equities Fund

Schedule of Investments	October 31, 2017

Issues	Shares	Value
COMMON STOCK — 91.2% OF NET ASSETS
Aerospace & Defense — 2.7%
HEICO Corp.	1,874	$169,934
Honeywell International, Inc.	2,287	329,694

		499,628

Banks — 1.6%
JPMorgan Chase & Co.	3,002	302,031

Beverages — 0.8%
Coca-Cola Co. (The)	3,437	158,033

Chemicals — 8.4%
Air Products & Chemicals, Inc.	5,692	907,476
Celanese Corp. — Series A	6,436	671,339

		1,578,815

Communications Equipment — 1.1%
Motorola Solutions, Inc.	2,383	215,757

Diversified Financial Services — 4.4%
Berkshire Hathaway, Inc. — Class B (1)	4,420	826,275

Electrical Equipment — 1.9%
Generac Holdings, Inc. (1)	6,738	350,982

Electronic Equipment, Instruments & Components — 2.7%
Agilent Technologies, Inc.	7,499	510,157

Food Products — 5.2%
Conagra Brands, Inc.	21,300	727,608
Danone SA (SP ADR) (France)	14,833	243,855

		971,463

Health Care Equipment & Supplies — 4.7%
Baxter International, Inc.	13,717	884,335

Hotels, Restaurants & Leisure — 2.3%
Hilton Worldwide Holdings, Inc.	5,966	431,223

Industrial Conglomerates — 8.2%
Danaher Corp.	6,983	644,321
Roper Technologies, Inc.	3,481	898,690

		1,543,011

Internet Software & Services — 5.1%
Altaba, Inc. (1)	4,623	324,165
Trade Desk, Inc. (The) (1)	9,750	642,720

		966,885

IT Services — 1.8%
Mastercard, Inc.	1,483	220,626
Visa, Inc.	1,113	122,408

		343,034

Machinery — 7.5%
Caterpillar, Inc.	2,871	389,882

Issues	Shares	Value
Machinery (Continued)
IDEX Corp.	6,349	$814,005
Illinois Tool Works, Inc.	1,364	213,493

		1,417,380

Professional Services — 11.2%
IHS Markit, Ltd. (1)	8,556	364,571
TransUnion (1)	33,106	1,737,734

		2,102,305

Software — 19.8%
Activision Blizzard, Inc.	7,218	472,707
Constellation Software, Inc.	1,920	1,093,198
Microsoft Corp.	8,977	746,707
Oracle Corp.	27,975	1,423,927

		3,736,539

Specialty Retail — 1.8%
Floor & Decor Holdings, Inc. (1)	4,054	152,836
National Vision Holdings, Inc. (1)	6,500	187,200

		340,036

Total Common Stock
(Cost: $13,723,721)		17,177,889

MONEY MARKET INVESTMENTS — 4.5%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.96% (2)	848,844	848,844

Total Money Market Investments
(Cost: $848,844)		848,844

Total Investments before Investments Sold Short (95.7%)
(Cost: $14,572,565)		18,026,733

COMMON STOCK SOLD SHORT — 0.9%
Internet Software & Services — 0.9%
Alibaba Group Holding, Ltd. (SP ADR) (China) (1)	(900)	(166,401)

Total Common Stock Sold Short
(Cost: -$126,490)		(166,401)

Excess of Other Assets over Liabilities (5.2%)		979,335

Net Assets (100.0%)		$18,839,667

Notes to the Schedule of Investments

SP ADR -	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2017.

See accompanying notes to financial statements.

42

TCW New America Premier Equities Fund

Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets
Aerospace & Defense	2.7%
Banks	1.6
Beverages	0.8
Chemicals	8.4
Communications Equipment	1.1
Diversified Financial Services	4.4
Electrical Equipment	1.9
Electronic Equipment, Instruments & Components	2.7
Food Products	5.2
Health Care Equipment & Supplies	4.7
Hotels, Restaurants & Leisure	2.3
Industrial Conglomerates	8.2
Internet Software & Services	5.1
IT Services	1.8
Machinery	7.5
Professional Services	11.2
Software	19.8
Specialty Retail	1.8
Money Market Investments	4.5

Total	95.7%

See accompanying notes to financial statements.

43

TCW New America Premier Equities Fund

Fair Valuation Summary	October 31, 2017

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$499,628	$—	$—	$499,628
Banks	302,031	—	—	302,031
Beverages	158,033	—	—	158,033
Chemicals	1,578,815	—	—	1,578,815
Communications Equipment	215,757	—	—	215,757
Diversified Financial Services	826,275	—	—	826,275
Electrical Equipment	350,982	—	—	350,982
Electronic Equipment, Instruments & Components	510,157	—	—	510,157
Food Products	971,463	—	—	971,463
Health Care Equipment & Supplies	884,335	—	—	884,335
Hotels, Restaurants & Leisure	431,223	—	—	431,223
Industrial Conglomerates	1,543,011	—	—	1,543,011
Internet Software & Services	966,885	—	—	966,885
IT Services	343,034	—	—	343,034
Machinery	1,417,380	—	—	1,417,380
Professional Services	2,102,305	—	—	2,102,305
Software	3,736,539	—	—	3,736,539
Specialty Retail	340,036	—	—	340,036

Total Common Stock	17,177,889	—	—	17,177,889

Money Market Investments	848,844	—	—	848,844

Total Investments	$18,026,733	$—	$—	$18,026,733

Liability
Equity Sold Short
Internet Software & Services	$(166,401)	—	$—	$(166,401)

Total	$(166,401)	$—	$—	$(166,401)

See accompanying notes to financial statements.

44

TCW Relative Value Dividend Appreciation Fund

Schedule of Investments	October 31, 2017

Issues	Shares	Value
COMMON STOCK — 99.6% OF NET ASSETS
Aerospace & Defense — 2.7%
Textron, Inc.	314,206	$16,571,224

Air Freight & Logistics — 1.7%
FedEx Corp.	47,585	10,745,169

Auto Components — 2.0%
Johnson Controls International PLC (Ireland)	298,889	12,371,016

Banks — 11.3%
Citigroup, Inc.	400,604	29,444,394
JPMorgan Chase & Co.	285,986	28,773,051
Zions Bancorp.	262,925	12,215,496

		70,432,941

Beverages — 2.2%
PepsiCo, Inc.	125,573	13,841,912

Biotechnology — 3.2%
Gilead Sciences, Inc.	264,515	19,828,044

Capital Markets — 4.4%
Invesco, Ltd.	250,521	8,966,147
State Street Corp.	197,019	18,125,748

		27,091,895

Chemicals — 2.7%
DowDuPont, Inc.	230,211	16,646,557

Communications Equipment — 5.3%
Cisco Systems, Inc.	741,081	25,307,916
Nokia OYJ (SP ADR) (Finland)	1,509,774	7,382,795

		32,690,711

Consumer Finance — 2.0%
Synchrony Financial	380,655	12,416,966

Diversified Financial Services — 2.6%
Intercontinental Exchange, Inc.	248,970	16,456,917

Diversified Telecommunication Services — 2.5%
AT&T, Inc.	306,347	10,308,576
Deutsche Telekom AG (SP ADR) (Germany)	288,961	5,182,227

		15,490,803

Electronic Equipment, Instruments & Components — 2.6%
Corning, Inc.	526,364	16,480,457

Energy Equipment & Services — 4.3%
Baker Hughes, a GE Co.	368,003	11,566,334
Schlumberger, Ltd.	232,758	14,896,512

		26,462,846

Health Care Equipment & Supplies — 0.8%
Medtronic PLC (Ireland)	64,305	5,177,839

Issues	Shares	Value
Health Care Providers & Services — 1.0%
Cardinal Health, Inc.	103,200	$6,388,080

Household Durables — 1.9%
Lennar Corp.	210,582	11,723,100

Household Products — 2.1%
Procter & Gamble Co. (The)	149,600	12,916,464

Independent Power and Renewable Electricity Producers — 2.0%
AES Corp. (The)	1,197,565	12,730,116

Industrial Conglomerates — 6.0%
General Electric Co.	896,455	18,072,533
Koninklijke Philips Electronics NV (NYRS) (Netherlands)	473,467	19,312,719

		37,385,252

Insurance — 3.3%
American International Group, Inc.	62,100	4,012,281
MetLife, Inc.	310,278	16,624,695

		20,636,976

Machinery — 1.8%
Pentair PLC (United Kingdom)	163,282	11,504,850

Media — 3.8%
Comcast Corp.	426,394	15,362,976
Regal Entertainment Group	516,986	8,452,721

		23,815,697

Oil, Gas & Consumable Fuels — 5.7%
Chevron Corp.	206,925	23,980,538
Royal Dutch Shell PLC (SP ADR) (United Kingdom)	179,936	11,341,366

		35,321,904

Pharmaceuticals — 3.0%
Merck & Co., Inc.	333,876	18,393,229

Real Estate Management & Development — 0.7%
Jones Lang LaSalle, Inc.	34,200	4,428,558

REIT — 0.8%
Kimco Realty Corp.	264,358	4,800,741

Semiconductors & Semiconductor Equipment — 8.5%
Cypress Semiconductor Corp.	1,229,214	19,495,334
Intel Corp.	343,506	15,626,088
Maxim Integrated Products, Inc.	340,948	17,913,408

		53,034,830

Software — 3.8%
Microsoft Corp.	287,089	23,880,063

Technology Hardware, Storage & Peripherals — 1.0%
Seagate Technology PLC (Netherlands)	172,338	6,371,336

See accompanying notes to financial statements.

45

TCW Relative Value Dividend Appreciation Fund

Schedule of Investments (Continued)

Issues	Shares	Value
Textiles, Apparel & Luxury Goods — 2.6%
Tapestry, Inc.	389,354	$15,944,046

Thrifts & Mortgage Finance — 1.3%
New York Community Bancorp, Inc.	641,262	8,054,251

Total Common Stock
(Cost: $507,502,678)		620,034,790

MONEY MARKET INVESTMENTS — 0.6%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.96% (1)	3,631,466	3,631,466

Total Money Market Investments
(Cost: $3,631,466)		3,631,466

Total Investments (100.2%)
(Cost: $511,134,144)		623,666,256
Liabilities in Excess of Other Assets (-0.2%)		(1,402,429)

Net Assets (100.0%)		$622,263,827

Notes to the Schedule of Investments

NYRS -	New York Registry Shares.
SP ADR -	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Rate disclosed is the 7-day net yield as of October 31, 2017.

See accompanying notes to financial statements.

46

TCW Relative Value Dividend Appreciation Fund

Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets
Aerospace & Defense	2.7%
Air Freight & Logistics	1.7
Auto Components	2.0
Banks	11.3
Beverages	2.2
Biotechnology	3.2
Capital Markets	4.4
Chemicals	2.7
Communications Equipment	5.3
Consumer Finance	2.0
Diversified Financial Services	2.6
Diversified Telecommunication Services	2.5
Electronic Equipment, Instruments & Components	2.6
Energy Equipment & Services	4.3
Health Care Equipment & Supplies	0.8
Health Care Providers & Services	1.0
Household Durables	1.9
Household Products	2.1
Independent Power and Renewable Electricity Producers	2.0
Industrial Conglomerates	6.0
Insurance	3.3
Machinery	1.8
Media	3.8
Oil, Gas & Consumable Fuels	5.7
Pharmaceuticals	3.0
REIT	0.8
Real Estate Management & Development	0.7
Semiconductors & Semiconductor Equipment	8.5
Software	3.8
Technology Hardware, Storage & Peripherals	1.0
Textiles, Apparel & Luxury Goods	2.6
Thrifts & Mortgage Finance	1.3
Money Market Investments	0.6

Total	100.2%

See accompanying notes to financial statements.

47

TCW Relative Value Dividend Appreciation Fund

Fair Valuation Summary	October 31, 2017

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$16,571,224	$—	$—	$16,571,224
Air Freight & Logistics	10,745,169	—	—	10,745,169
Auto Components	12,371,016	—	—	12,371,016
Banks	70,432,941	—	—	70,432,941
Beverages	13,841,912	—	—	13,841,912
Biotechnology	19,828,044	—	—	19,828,044
Capital Markets	27,091,895	—	—	27,091,895
Chemicals	16,646,557	—	—	16,646,557
Communications Equipment	32,690,711	—	—	32,690,711
Consumer Finance	12,416,966	—	—	12,416,966
Diversified Financial Services	16,456,917	—	—	16,456,917
Diversified Telecommunication Services	15,490,803	—	—	15,490,803
Electronic Equipment, Instruments & Components	16,480,457	—	—	16,480,457
Energy Equipment & Services	26,462,846	—	—	26,462,846
Health Care Equipment & Supplies	5,177,839	—	—	5,177,839
Health Care Providers & Services	6,388,080	—	—	6,388,080
Household Durables	11,723,100	—	—	11,723,100
Household Products	12,916,464	—	—	12,916,464
Independent Power and Renewable Electricity Producers	12,730,116	—	—	12,730,116
Industrial Conglomerates	37,385,252	—	—	37,385,252
Insurance	20,636,976	—	—	20,636,976
Machinery	11,504,850	—	—	11,504,850
Media	23,815,697	—	—	23,815,697
Oil, Gas & Consumable Fuels	35,321,904	—	—	35,321,904
Pharmaceuticals	18,393,229	—	—	18,393,229
REIT	4,800,741	—	—	4,800,741
Real Estate Management & Development	4,428,558	—	—	4,428,558
Semiconductors & Semiconductor Equipment	53,034,830	—	—	53,034,830
Software	23,880,063	—	—	23,880,063
Technology Hardware, Storage & Peripherals	6,371,336	—	—	6,371,336
Textiles, Apparel & Luxury Goods	15,944,046	—	—	15,944,046
Thrifts & Mortgage Finance	8,054,251	—	—	8,054,251

Total Common Stock	620,034,790	—	—	620,034,790

Money Market Investments	3,631,466	—	—	3,631,466

Total Investments	$623,666,256	$—	$—	$623,666,256

See accompanying notes to financial statements.

48

TCW Relative Value Large Cap Fund

Schedule of Investments	October 31, 2017

Issues	Shares	Value
COMMON STOCK — 99.3% OF NET ASSETS
Aerospace & Defense — 3.9%
Textron, Inc.	359,510	$18,960,557

Auto Components — 4.5%
Dana, Inc.	374,398	11,415,395
Johnson Controls International PLC (Ireland)	252,668	10,457,929

		21,873,324

Banks — 11.3%
Citigroup, Inc.	307,700	22,615,950
JPMorgan Chase & Co.	215,858	21,717,473
Zions Bancorp.	234,300	10,885,578

		55,219,001

Beverages — 2.1%
PepsiCo, Inc.	91,700	10,108,091

Biotechnology — 3.0%
Gilead Sciences, Inc.	196,229	14,709,326

Capital Markets — 3.5%
Invesco, Ltd.	174,600	6,248,934
State Street Corp.	117,400	10,800,800

		17,049,734

Chemicals — 2.0%
DowDuPont, Inc.	133,786	9,674,066

Communications Equipment — 3.5%
Cisco Systems, Inc.	500,590	17,095,148

Consumer Finance — 1.7%
Synchrony Financial	253,792	8,278,695

Diversified Financial Services — 2.7%
Intercontinental Exchange, Inc.	201,305	13,306,260

Diversified Telecommunication Services — 1.4%
AT&T, Inc.	200,700	6,753,555

Electronic Equipment, Instruments & Components — 2.9%
Corning, Inc.	456,950	14,307,104

Energy Equipment & Services — 2.1%
Baker Hughes, a GE Co.	326,150	10,250,895

Health Care Equipment & Supplies — 0.9%
Medtronic PLC (Ireland)	52,896	4,259,186

Health Care Providers & Services — 5.1%
Anthem, Inc.	21,498	4,497,597
Cardinal Health, Inc.	125,900	7,793,210
Centene Corp. (1)	75,400	7,062,718
Cigna Corp.	27,573	5,437,947

		24,791,472

Issues	Shares	Value
Household Durables — 3.0%
Lennar Corp.	267,863	$14,911,933

Household Products — 2.0%
Procter & Gamble Co. (The)	115,700	9,989,538

Independent Power and Renewable Electricity Producers — 1.9%
AES Corp. (The)	853,400	9,071,642

Industrial Conglomerates — 2.4%
General Electric Co.	578,636	11,665,302

Insurance — 4.3%
American International Group, Inc.	68,400	4,419,324
Hartford Financial Services Group, Inc.	262,384	14,444,239
MetLife, Inc.	41,100	2,202,138

		21,065,701

IT Services — 1.7%
First Data Corp. (1)	475,700	8,472,217

Machinery — 4.0%
Pentair PLC (United Kingdom)	99,867	7,036,629
Terex Corp.	266,330	12,546,806

		19,583,435

Media — 3.3%
Comcast Corp.	451,210	16,257,096

Metals & Mining — 1.6%
Freeport-McMoRan, Inc. (1)	558,959	7,814,247

Oil, Gas & Consumable Fuels — 3.9%
Chevron Corp.	123,200	14,277,648
Newfield Exploration Co. (1)	162,900	5,015,691

		19,293,339

Pharmaceuticals — 3.5%
Impax Laboratories, Inc. (1)	138,300	2,510,145
Merck & Co., Inc.	261,750	14,419,807

		16,929,952

Real Estate Management & Development — 2.1%
Jones Lang LaSalle, Inc.	78,200	10,126,118

Semiconductors & Semiconductor Equipment — 6.0%
Cypress Semiconductor Corp.	930,900	14,764,074
Intel Corp.	159,839	7,271,076
ON Semiconductor Corp. (1)	330,667	7,049,821

		29,084,971

Software — 3.8%
Microsoft Corp.	223,190	18,564,944

Specialty Retail — 1.1%
Home Depot, Inc. (The)	31,200	5,172,336

See accompanying notes to financial statements.

49

TCW Relative Value Large Cap Fund

Schedule of Investments (Continued)

Issues	Shares	Value
Technology Hardware, Storage & Peripherals — 2.6%
Western Digital Corp.	143,740	$12,831,670

Textiles, Apparel & Luxury Goods — 1.5%
Tapestry, Inc.	178,342	7,303,105

Total Common Stock
(Cost: $303,241,742)		484,773,960

MONEY MARKET INVESTMENTS — 0.8%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.96% (2)	3,970,231	3,970,231

Total Money Market Investments
(Cost: $3,970,231)		3,970,231

Total Investments (100.1%)
(Cost: $307,211,973)		488,744,191
Liabilities in Excess of Other Assets (-0.1%)		(293,560)

Net Assets (100.0%)		$488,450,631

Notes to the Schedule of Investments

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2017.

See accompanying notes to financial statements.

50

TCW Relative Value Large Cap Fund

Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets
Aerospace & Defense	3.9%
Auto Components	4.5
Banks	11.3
Beverages	2.1
Biotechnology	3.0
Capital Markets	3.5
Chemicals	2.0
Communications Equipment	3.5
Consumer Finance	1.7
Diversified Financial Services	2.7
Diversified Telecommunication Services	1.4
Electronic Equipment, Instruments & Components	2.9
Energy Equipment & Services	2.1
Health Care Equipment & Supplies	0.9
Health Care Providers & Services	5.1
Household Durables	3.0
Household Products	2.0
Independent Power and Renewable Electricity Producers	1.9
Industrial Conglomerates	2.4
Insurance	4.3
IT Services	1.7
Machinery	4.0
Media	3.3
Metals & Mining	1.6
Oil, Gas & Consumable Fuels	3.9
Pharmaceuticals	3.5
Real Estate Management & Development	2.1
Semiconductors & Semiconductor Equipment	6.0
Software	3.8
Specialty Retail	1.1
Technology Hardware, Storage & Peripherals	2.6
Textiles, Apparel & Luxury Goods	1.5
Money Market Investments	0.8

Total	100.1%

See accompanying notes to financial statements.

51

TCW Relative Value Large Cap Fund

Fair Valuation Summary	October 31, 2017

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$18,960,557	$—	$—	$18,960,557
Auto Components	21,873,324	—	—	21,873,324
Banks	55,219,001	—	—	55,219,001
Beverages	10,108,091	—	—	10,108,091
Biotechnology	14,709,326	—	—	14,709,326
Capital Markets	17,049,734	—	—	17,049,734
Chemicals	9,674,066	—	—	9,674,066
Communications Equipment	17,095,148	—	—	17,095,148
Consumer Finance	8,278,695	—	—	8,278,695
Diversified Financial Services	13,306,260	—	—	13,306,260
Diversified Telecommunication Services	6,753,555	—	—	6,753,555
Electronic Equipment, Instruments & Components	14,307,104	—	—	14,307,104
Energy Equipment & Services	10,250,895	—	—	10,250,895
Health Care Equipment & Supplies	4,259,186	—	—	4,259,186
Health Care Providers & Services	24,791,472	—	—	24,791,472
Household Durables	14,911,933	—	—	14,911,933
Household Products	9,989,538	—	—	9,989,538
Independent Power and Renewable Electricity Producers	9,071,642	—	—	9,071,642
Industrial Conglomerates	11,665,302	—	—	11,665,302
Insurance	21,065,701	—	—	21,065,701
IT Services	8,472,217	—	—	8,472,217
Machinery	19,583,435	—	—	19,583,435
Media	16,257,096	—	—	16,257,096
Metals & Mining	7,814,247	—	—	7,814,247
Oil, Gas & Consumable Fuels	19,293,339	—	—	19,293,339
Pharmaceuticals	16,929,952	—	—	16,929,952
Real Estate Management & Development	10,126,118	—	—	10,126,118
Semiconductors & Semiconductor Equipment	29,084,971	—	—	29,084,971
Software	18,564,944	—	—	18,564,944
Specialty Retail	5,172,336	—	—	5,172,336
Technology Hardware, Storage & Peripherals	12,831,670	—	—	12,831,670
Textiles, Apparel & Luxury Goods	7,303,105	—	—	7,303,105

Total Common Stock	484,773,960	—	—	484,773,960

Money Market Investments	3,970,231	—	—	3,970,231

Total Investments	$488,744,191	$—	$—	$488,744,191

See accompanying notes to financial statements.

52

TCW Relative Value Mid Cap Fund

Schedule of Investments	October 31, 2017

Issues	Shares	Value
Common Stock — 98.5% of Net Assets
Aerospace & Defense — 3.1%
Textron, Inc.	60,445	$3,187,869

Auto Components — 2.8%
Dana, Inc.	69,396	2,115,884
Tenneco, Inc.	14,127	820,920

		2,936,804

Banks — 13.9%
Comerica, Inc.	24,366	1,914,437
KeyCorp	205,242	3,745,666
Popular, Inc.	64,365	2,360,908
Synovus Financial Corp.	58,229	2,728,029
Umpqua Holdings Corp.	72,800	1,489,488
Zions Bancorp.	45,700	2,123,222

		14,361,750

Capital Markets — 6.5%
E*TRADE Financial Corp. (1)	60,800	2,650,272
Evercore Partners, Inc.	27,700	2,218,770
Invesco, Ltd.	52,888	1,892,861

		6,761,903

Construction & Engineering — 1.8%
Jacobs Engineering Group, Inc.	31,633	1,841,357

Consumer Finance — 0.7%
Santander Consumer USA Holdings, Inc. (1)	12,300	204,672
Synchrony Financial	16,900	551,278

		755,950

Diversified Telecommunication Services — 1.1%
Zayo Group Holdings, Inc. (1)	32,100	1,157,526

Energy Equipment & Services — 4.1%
Forum Energy Technologies, Inc. (1)	43,200	622,080
Newpark Resources, Inc. (1)	310,572	2,717,505
TechnipFMC PLC (United Kingdom) (1)	32,900	901,131

		4,240,716

Food Products — 2.0%
Conagra Brands, Inc.	41,800	1,427,888
Hain Celestial Group, Inc. (The) (1)	4,800	172,896
TreeHouse Foods, Inc. (1)	4,000	265,520
Tyson Foods, Inc.	2,200	160,402

		2,026,706

Health Care Providers & Services — 4.7%
Acadia Healthcare Co., Inc. (1)	21,900	686,784
Cardinal Health, Inc.	6,400	396,160
Centene Corp. (1)	25,900	2,426,053
Cigna Corp.	5,600	1,104,432

Issues	Shares	Value
Health Care Providers & Services (Continued)
Molina Healthcare, Inc. (1)	3,100	$210,273

		4,823,702

Hotels, Restaurants & Leisure — 0.8%
Bloomin’ Brands, Inc.	44,000	782,320

Household Durables — 9.5%
Beazer Homes USA, Inc. (1)	67,955	1,425,696
DR Horton, Inc.	20,800	919,568
KB Home	92,860	2,547,150
Lennar Corp.	36,700	2,043,089
Toll Brothers, Inc.	62,800	2,891,312

		9,826,815

Independent Power and Renewable Electricity Producers — 2.6%
AES Corp. (The)	257,100	2,732,973

Insurance — 1.2%
Assured Guaranty, Ltd.	32,894	1,220,367

IT Services — 1.7%
First Data Corp. (1)	96,800	1,724,008

Machinery — 11.6%
Dover Corp.	22,109	2,111,188
Kennametal, Inc.	35,700	1,558,305
Manitowoc Co., Inc. (The) (1)	372,900	3,550,008
SPX FLOW, Inc. (1)	31,955	1,317,505
Terex Corp.	55,398	2,609,800
Trinity Industries, Inc.	24,900	809,748

		11,956,554

Marine — 1.6%
Kirby Corp. (1)	20,200	1,431,170
Matson, Inc.	6,900	187,887

		1,619,057

Metals & Mining — 4.7%
Commercial Metals Co.	35,007	681,936
Freeport-McMoRan, Inc. (1)	123,704	1,729,382
Worthington Industries, Inc.	52,840	2,404,220

		4,815,538

Oil, Gas & Consumable Fuels — 2.5%
Newfield Exploration Co. (1)	42,200	1,299,338
SRC Energy, Inc. (1)	130,800	1,247,832

		2,547,170

Pharmaceuticals — 0.8%
Impax Laboratories, Inc. (1)	46,900	851,235

Real Estate Management & Development — 3.0%
Jones Lang LaSalle, Inc.	24,275	3,143,370

See accompanying notes to financial statements.

53

TCW Relative Value Mid Cap Fund

Schedule of Investments (Continued)

Issues	Shares	Value
REIT — 2.7%
Cousins Properties, Inc.	68,500	$617,870
Kimco Realty Corp.	44,400	806,304
Mid-America Apartment Communities, Inc.	13,200	1,351,020

		2,775,194

Road & Rail — 0.8%
Genesee & Wyoming, Inc. (1)	12,200	875,716

Semiconductors & Semiconductor Equipment — 6.9%
Cypress Semiconductor Corp.	175,900	2,789,774
Maxim Integrated Products, Inc.	56,646	2,976,181
ON Semiconductor Corp. (1)	62,711	1,336,998

		7,102,953

Software — 0.6%
Nuance Communications, Inc. (1)	40,900	602,866

Technology Hardware, Storage & Peripherals — 3.2%
Western Digital Corp.	37,180	3,319,059

Textiles, Apparel & Luxury Goods — 2.5%
Tapestry, Inc.	62,543	2,561,136

Issues	Shares	Value
Thrifts & Mortgage Finance — 0.7%
New York Community Bancorp, Inc.	56,700	$712,152

Trading Companies & Distributors — 0.4%
Univar, Inc. (1)	15,100	449,225

Total Common Stock
(Cost: $69,205,132)		101,711,991

MONEY MARKET INVESTMENTS — 1.8%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.96% (2)	1,812,190	1,812,190
Total Money Market Investments
(Cost: $1,812,190)		1,812,190

Total Investments (100.3%)
(Cost: $71,017,322)		103,524,181
Liabilities in Excess of Other Assets (-0.3%)		(293,282)

Net Assets (100.0%)		$103,230,899

Notes to the Schedule of Investments

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2017.

See accompanying notes to financial statements.

54

TCW Relative Value Mid Cap Fund

Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets
Aerospace & Defense	3.1%
Auto Components	2.8
Banks	13.9
Capital Markets	6.5
Construction & Engineering	1.8
Consumer Finance	0.7
Diversified Telecommunication Services	1.1
Energy Equipment & Services	4.1
Food Products	2.0
Health Care Providers & Services	4.7
Hotels, Restaurants & Leisure	0.8
Household Durables	9.5
Independent Power and Renewable Electricity Producers	2.6
Insurance	1.2
IT Services	1.7
Machinery	11.6
Marine	1.6
Metals & Mining	4.7
Oil, Gas & Consumable Fuels	2.5
Pharmaceuticals	0.8
REIT	2.7
Real Estate Management & Development	3.0
Road & Rail	0.8
Semiconductors & Semiconductor Equipment	6.9
Software	0.6
Technology Hardware, Storage & Peripherals	3.2
Textiles, Apparel & Luxury Goods	2.5
Thrifts & Mortgage Finance	0.7
Trading Companies & Distributors	0.4
Money Market Investments	1.8

Total	100.3%

See accompanying notes to financial statements.

55

TCW Relative Value Mid Cap Fund

Fair Valuation Summary	October 31, 2017

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$3,187,869	$—	$—	$3,187,869
Auto Components	2,936,804	—	—	2,936,804
Banks	14,361,750	—	—	14,361,750
Capital Markets	6,761,903	—	—	6,761,903
Construction & Engineering	1,841,357	—	—	1,841,357
Consumer Finance	755,950	—	—	755,950
Diversified Telecommunication Services	1,157,526	—	—	1,157,526
Energy Equipment & Services	4,240,716	—	—	4,240,716
Food Products	2,026,706	—	—	2,026,706
Health Care Providers & Services	4,823,702	—	—	4,823,702
Hotels, Restaurants & Leisure	782,320	—	—	782,320
Household Durables	9,826,815	—	—	9,826,815
Independent Power and Renewable Electricity Producers	2,732,973	—	—	2,732,973
Insurance	1,220,367	—	—	1,220,367
IT Services	1,724,008	—	—	1,724,008
Machinery	11,956,554	—	—	11,956,554
Marine	1,619,057	—	—	1,619,057
Metals & Mining	4,815,538	—	—	4,815,538
Oil, Gas & Consumable Fuels	2,547,170	—	—	2,547,170
Pharmaceuticals	851,235	—	—	851,235
REIT	2,775,194	—	—	2,775,194
Real Estate Management & Development	3,143,370	—	—	3,143,370
Road & Rail	875,716	—	—	875,716
Semiconductors & Semiconductor Equipment	7,102,953	—	—	7,102,953
Software	602,866	—	—	602,866
Technology Hardware, Storage & Peripherals	3,319,059	—	—	3,319,059
Textiles, Apparel & Luxury Goods	2,561,136	—	—	2,561,136
Thrifts & Mortgage Finance	712,152	—	—	712,152
Trading Companies & Distributors	449,225	—	—	449,225

Total Common Stock	101,711,991	—	—	101,711,991

Money Market Investments	1,812,190	—	—	1,812,190

Total Investments	$103,524,181	$—	$—	$103,524,181

See accompanying notes to financial statements.

56

TCW Select Equities Fund

Schedule of Investments	October 31, 2017

Issues	Shares	Value
COMMON STOCK — 98.7% OF NET ASSETS
Beverages — 2.6%
Monster Beverage Corp. (1)	412,800	$23,913,504

Biotechnology — 7.4%
Alexion Pharmaceuticals, Inc. (1)	141,272	16,904,607
BioMarin Pharmaceutical, Inc. (1)	213,513	17,527,282
Celgene Corp. (1)	320,480	32,358,866

		66,790,755

Capital Markets — 4.2%
Charles Schwab Corp. (The)	555,670	24,916,243
S&P Global, Inc.	83,700	13,096,539

		38,012,782

Chemicals — 1.6%
Air Products & Chemicals, Inc.	88,800	14,157,384

Commercial Services & Supplies — 1.7%
Waste Connections, Inc. (Canada)	224,150	15,840,680

Food & Staples Retailing — 2.6%
Costco Wholesale Corp.	145,344	23,412,012

Health Care Equipment & Supplies — 1.5%
West Pharmaceutical Services, Inc.	135,000	13,689,000

Health Care Providers & Services — 0.3%
Acadia Healthcare Co., Inc. (1)	90,716	2,844,854

Hotels, Restaurants & Leisure — 3.1%
Starbucks Corp.	519,217	28,473,860

Insurance — 3.8%
Chubb, Ltd. (Switzerland)	227,904	34,372,481

Internet & Catalog Retail — 8.9%
Amazon.com, Inc. (1)	43,344	47,907,256
Priceline Group, Inc. (The) (1)	17,082	32,660,101

		80,567,357

Internet Software & Services — 17.0%
Alphabet, Inc. — Class C (1)	61,459	62,481,678
Equinix, Inc.	69,055	32,006,992
Facebook, Inc. (1)	329,977	59,415,659

		153,904,329

IT Services — 12.5%
Mastercard, Inc.	150,100	22,330,377
PayPal Holdings, Inc. (1)	496,760	36,044,906
Visa, Inc.	500,504	55,045,430

		113,420,713

Issues	Shares	Value
Life Sciences Tools & Services — 1.4%
Illumina, Inc. (1)	63,365	$13,001,864

Oil, Gas & Consumable Fuels — 1.5%
Concho Resources, Inc. (1)	102,140	13,708,209

Pharmaceuticals — 2.9%
Allergan PLC (Ireland)	73,107	12,956,754
Zoetis, Inc.	208,500	13,306,470

		26,263,224

Professional Services — 1.6%
TransUnion (1)	274,399	14,403,204

REIT — 5.2%
American Tower Corp.	329,972	47,407,077

Software — 17.0%
Adobe Systems, Inc. (1)	251,251	44,009,125
Salesforce.com, Inc. (1)	479,308	49,052,381
ServiceNow, Inc. (1)	269,679	34,079,335
Splunk, Inc. (1)	407,302	27,411,425

		154,552,266

Trading Companies & Distributors — 1.9%
Fastenal Co.	363,200	17,059,504

Total Common Stock
(Cost: $409,166,234)		895,795,059

MONEY MARKET INVESTMENTS — 1.0%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.96% (2)	8,779,582	8,779,582

Total Money Market Investments
(Cost: $8,779,582)		8,779,582

Total Investments (99.7%)
(Cost: $417,945,816)		904,574,641
Excess of Other Assets over Liabilities (0.30%)		2,767,519

Net Assets (100.0%)		$907,342,160

Notes to the Schedule of Investments

(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2017.

See accompanying notes to financial statements.

57

TCW Select Equities Fund

Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets
Beverages	2.6%
Biotechnology	7.4
Capital Markets	4.2
Chemicals	1.6
Commercial Services & Supplies	1.7
Food & Staples Retailing	2.6
Health Care Equipment & Supplies	1.5
Health Care Providers & Services	0.3
Hotels, Restaurants & Leisure	3.1
Insurance	3.8
Internet & Catalog Retail	8.9
Internet Software & Services	17.0
IT Services	12.5
Life Sciences Tools & Services	1.4
Oil, Gas & Consumable Fuels	1.5
Pharmaceuticals	2.9
Professional Services	1.6
REIT	5.2
Software	17.0
Trading Companies & Distributors	1.9
Money Market Investments	1.0

Total	99.7%

See accompanying notes to financial statements.

58

TCW Select Equities Fund

Fair Valuation Summary	October 31, 2017

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Beverages	$23,913,504	$—	$—	$23,913,504
Biotechnology	66,790,755	—	—	66,790,755
Capital Markets	38,012,782	—	—	38,012,782
Chemicals	14,157,384	—	—	14,157,384
Commercial Services & Supplies	15,840,680	—	—	15,840,680
Food & Staples Retailing	23,412,012	—	—	23,412,012
Health Care Equipment & Supplies	13,689,000	—	—	13,689,000
Health Care Providers & Services	2,844,854	—	—	2,844,854
Hotels, Restaurants & Leisure	28,473,860	—	—	28,473,860
Insurance	34,372,481	—	—	34,372,481
Internet & Catalog Retail	80,567,357	—	—	80,567,357
Internet Software & Services	153,904,329	—	—	153,904,329
IT Services	113,420,713	—	—	113,420,713
Life Sciences Tools & Services	13,001,864	—	—	13,001,864
Oil, Gas & Consumable Fuels	13,708,209	—	—	13,708,209
Pharmaceuticals	26,263,224	—	—	26,263,224
Professional Services	14,403,204	—	—	14,403,204
REIT	47,407,077	—	—	47,407,077
Software	154,552,266	—	—	154,552,266
Trading Companies & Distributors	17,059,504	—	—	17,059,504

Total Common Stock	895,795,059	—	—	895,795,059

Money Market Investments	8,779,582	—	—	8,779,582

Total Investments	$904,574,641	$—	$—	$904,574,641

See accompanying notes to financial statements.

59

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2017

	TCW Artificial Intelligence Equity Fund		TCW Conservative Allocation Fund		TCW Focused Equities Fund		TCW Global Real Estate Fund	TCW High Dividend Equities Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$1,227		$2,328	(1)	$9,682		$3,408	$3,619
Investment in Affiliated Issuers, at Value	—		28,405	(2)	—		—	—
Receivable for Securities Sold	6		—		—		—	—
Receivable for Fund Shares Sold	—		—	(3)	—	(3)	—	—
Dividends Receivable	—		33		5		1	5
Foreign Tax Reclaims Receivable	—		—		2		—	—
Receivable from Investment Advisor	25		2		13		15	13
Prepaid Expenses	—		23		20		6	6

Total Assets	1,258		30,791		9,722		3,430	3,643

LIABILITIES
Payable for Securities Purchased	7		24		—		—	—
Payable for Fund Shares Redeemed	—		60		—	(3)	—	—
Accrued Directors’ Fees and Expenses	4		13		13		13	13
Accrued Management Fees	1		—		6		2	2
Accrued Distribution Fees	—	(3)	—	(3)	—	(3)	— (3)	—	(3)
Options Written, at Value	—		—		—		—	32	(4)
Other Accrued Expenses	19		18		23		16	17

Total Liabilities	31		115		42		31	64

NET ASSETS	$1,227		$30,676		$9,680		$3,399	$3,579

NET ASSETS CONSIST OF:
Paid-in Capital	$1,153		$26,833		$7,806		$3,652	$3,652
Accumulated Net Realized Gain (Loss) on Investments, Options Written and Foreign Currency	(9)		723		(36)		(534)	(391)
Unrealized Appreciation of Investments and Options Written	83		2,880		1,891		300	320
Undistributed Net Investment Income (Loss)	—		240		19		(19)	(2)

NET ASSETS	$1,227		$30,676		$9,680		$3,399	$3,579

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$695		$30,144		$8,987		$2,818	$2,976

N Class Share	$532		$532		$693		$581	$603

CAPITAL SHARES OUTSTANDING: (5)
I Class Share	65,264		2,477,605		420,493		279,130	308,716

N Class Share	50,000		43,782		32,795		57,523	62,605

NET ASSET VALUE PER SHARE: (6)
I Class Share	$10.64		$12.17		$21.37		$10.10	$9.64

N Class Share	$10.64		$12.15		$21.15		$10.10	$9.64

(1)	The identified cost for the TCW Artificial Intelligence Equity Fund, the TCW Conservative Allocation Fund, the TCW Focused Equities Fund, the TCW Global Real Estate Fund and the TCW High Dividend Equities Fund at October 31, 2017 was $1,144, $2,272, $7,791, $3,108 and $3,461, respectively.
(2)	The identified cost for investments in affiliated issuers of the TCW Conservative Allocation Fund was $25,581.
(3)	Amount rounds to less than $1.
(4)	Premium received $194.
(5)	The number of authorized shares, with a par value of $0.001 per share, is 4,000,000,000 for each of the I Class and N Class shares.
(6)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

60

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2017

	TCW New America Premier Equities Fund		TCW Relative Value Dividend Appreciation Fund	TCW Relative Value Large Cap Fund	TCW Relative Value Mid Cap Fund	TCW Select Equities Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$18,027		$623,666	$488,744	$103,524	$904,575
Foreign Currency, at Value	—	(2)(3)	—	—	—	—
Receivable for Securities Sold	333		—	481	146	6,568
Receivable for Fund Shares Sold	463		73	283	14	115
Dividends Receivable	17		461	327	47	320
Receivable from Investment Advisor	15		24	4	5	2
Cash Collateral Held for Brokers for Securities Sold Short	183		—	—	—	—
Prepaid Expenses	10		8	15	21	5

Total Assets	19,048		624,232	489,854	103,757	911,585

LIABILITIES
Payable for Securities Purchased	—		1,188	734	379	2,823
Payable for Fund Shares Redeemed	—		105	255	16	544
Accrued Directors’ Fees and Expenses	13		13	13	13	13
Accrued Management Fees	12		362	282	72	596
Accrued Distribution Fees	—	(3)	110	4	4	30
Securities sold short, at Value	166	(4)	—	—	—	—
Other Accrued Expenses	17		190	115	42	237

Total Liabilities	208		1,968	1,403	526	4,243

NET ASSETS	$18,840		$622,264	$488,451	$103,231	$907,342

NET ASSETS CONSIST OF:
Paid-in Capital	$14,771		$484,648	$237,098	$63,784	$219,361
Accumulated Net Realized Gain on Investments and Foreign Currency	656		23,041	61,530	6,941	201,353
Unrealized Appreciation of Investments	3,414		112,532	181,532	32,507	486,629
Undistributed Net Investment Income (Loss)	(1)		2,043	8,291	(1)	(1)

NET ASSETS	$18,840		$622,264	$488,451	$103,231	$907,342

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$16,527		$128,498	$472,078	$84,136	$768,535

N Class Share	$2,313		$493,766	$16,373	$19,095	$138,807

CAPITAL SHARES OUTSTANDING: (5)
I Class Share	1,084,578		6,712,909	19,429,618	3,241,469	25,263,235

N Class Share	151,777		25,377,559	676,403	755,289	4,916,613

NET ASSET VALUE PER SHARE: (6)
I Class Share	$15.24		$19.14	$24.30	$25.96	$30.42

N Class Share	$15.24		$19.46	$24.21	$25.28	$28.23

(1)	The identified cost for the TCW New America Premier Equities Fund, the TCW Relative Value Dividend Appreciation Fund, the TCW Relative Value Large Cap Fund, the TCW Relative Value Mid Cap Fund and the TCW Select Equities Fund at October 31, 2017 was $14,573, $511,134, $307,212, $71,017 and $417,946, respectively.
(2)	The identified cost for the TCW New America Premier Equities Fund at October 31, 2017 was $0.
(3)	Amount rounds to less than $1.
(4)	Proceeds of securities sold short is $126.
(5)	The number of authorized shares, with a par value of $0.001 per share, is 4,000,000,000 for each of the I Class and N Class shares.
(6)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

61

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2017

	TCW Artificial Intelligence Equity Fund (1)		TCW Conservative Allocation Fund	TCW Focused Equities Fund		TCW Global Real Estate Fund	TCW High Dividend Equities Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$1		$5	$162	(2)	$123 (2)	$223
Dividends from Investment in Affiliated Issuers	—		483	—		—	—

Total	1		488	162		123	223

Expenses:
Management Fees	2		—	64		25	44
Accounting Services Fees	—	(3)	5	3		3	3
Administration Fees	—	(3)	3	2		1	2
Transfer Agent Fees:
I Class	6		10	8		6	7
N Class	6		7	7		6	6
Custodian Fees	—	(3)	3	3		6	5
Professional Fees	18		17	27		21	20
Directors’ Fees and Expenses	8		44	44		44	44
Registration Fees:
I Class	1		18	17		17	18
N Class	1		17	18		17	17
Distribution Fees:
N Class	—	(3)	2	2		1	1
Shareholder Reporting Expense	5		2	2		1	1
Other	—	(3)	7	6		8	4

Total	47		135	203		156	172

Less Expenses Borne by Investment Advisor:
I Class	25		—	70		78	65
N Class	21		22	31		36	29

Net Expenses	1		113	102		42	78

Net Investment Income	—		375	60		81	145

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(9)		—	282		(66)	218
Investments in Affiliated Issuers	—		587	—		—	—
Realized Gain Distributed from
Affiliated Issuers	—		448	—		—	—
Foreign Currency	—		—	—		(3)	—
Options Written	—		—	—		—	23
Change in Unrealized Appreciation (Depreciation) on:
Investments	83		56	1,134		273	77
Foreign Currency	—		—	—		—	—
Investments in Affiliated Issuers	—		617	—		—	—
Options Written	—		—	—		—	168

Net Realized and Unrealized Gain (Loss) on Investments	74		1,708	1,416		204	486

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$74		$2,083	$1,476		$285	$631

(1)	For the period August 31, 2017 (commencement of operations) through October 31, 2017.
(2)	Net of foreign taxes withheld of $1 and $3 for the TCW Focused Equities Fund and the TCW Global Real Estate Fund, respectively.
(3)	Amount rounds to less than $1.

See accompanying notes to financial statements.

62

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2017

	TCW New America Premier Equities Fund		TCW Relative Value Dividend Appreciation Fund		TCW Relative Value Large Cap Fund	TCW Relative Value Mid Cap Fund		TCW Select Equities Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Dividends	$136	(1)	$28,446	(1)	$14,053	$1,490	(1)	$7,115 (1)

Total	136		28,446		14,053	1,490		7,115

Expenses:
Management Fees	95		5,657		3,168	826		7,570
Accounting Services Fees	3		90		47	12		99
Administration Fees	2		57		29	7		58
Transfer Agent Fees:
I Class	7		122		331	47		730
N Class	6		737		23	21		141
Custodian Fees	5		5		5	5		10
Professional Fees	26		65		36	29		46
Directors’ Fees and Expenses	44		44		44	44		44
Registration Fees:
I Class	21		19		23	18		34
N Class	21		33		20	18		23
Distribution Fees:
N Class	4		1,783		51	49		349
Shareholder Reporting Expense	1		10		7	4		5
Other	4		124		66	19		172

Total	239		8,746		3,850	1,099		9,281

Less Expenses Borne by Investment Advisor:
I Class	78		—		—	—		—
N Class	37		383		33	41		69

Net Expenses	124		8,363		3,817	1,058		9,212

Net Investment Income (Loss)	12		20,083		10,236	432		(2,097)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	698		79,902		69,143	10,180		244,140
Foreign Currency	(2)		—		—	—		—
In-kind Realized Gain/loss (3)	—		116,778		—	—		—
Change in Unrealized Appreciation (Depreciation) on:
Investments	3,234		(74,073)		17,929	15,854		(35,595)
Securities Sold Short	(40)		—		—	—		—
Foreign Currency	—	(2)	—		—	—		—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	3,890		122,607		87,072	26,034		208,545

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,902		$142,690		$97,308	$26,466		$206,448

(1)	Net of foreign taxes withheld of $1, $165, $6 and $3 for the TCW New America Premier Equities Fund, the TCW Relative Value Dividend Appreciation Fund, the TCW Relative Value Mid Cap Fund and the TCW Select Equities Fund, respectively.
(2)	Amount rounds to less than $1.
(3)	See Note 8 in the Notes to Financial Statements.

See accompanying notes to financial statements.

63

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Artificial Intelligence Equity Fund	TCW Conservative Allocation Fund
	For the period August 31, 2017 (commencement of operations) through October 31, 2017	Year Ended October 31, 2017	Year Ended October 31, 2016
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$—	$375	$446
Net Realized Gain (Loss) on Investments	(9)	1,035	1,451
Change in Unrealized Appreciation on Investments	83	673	(1,658)

Increase in Net Assets Resulting from Operations	74	2,083	239

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	—	(666)	(465)
N Class	—	(20)	(18)
Distributions from Net Realized Gain:
I Class	—	(1,136)	(689)
N Class	—	(49)	(40)

Total Distributions to Shareholders	—	(1,871)	(1,212)

NET CAPITAL SHARE TRANSACTIONS
I Class	653	930	(4,003)
N Class	500	(1,045)	(230)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	1,153	(115)	(4,233)

Increase (Decrease) in Net Assets	1,227	97	(5,206)
NET ASSETS
Beginning of Year	—	30,579	35,785

End of Year	$1,227	$30,676	$30,579

Undistributed Net Investment Income	$—	$240	$340

See accompanying notes to financial statements.

64

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Focused Equities Fund		TCW Global Real Estate Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$60	$106	$81	$123
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	282	(230)	(69)	(518)
Change in Unrealized Appreciation on Investments	1,134	214	273	69

Increase (Decrease) in Net Assets Resulting from Operations	1,476	90	285	(326)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(119)	(64)	(70)	(98)
N Class	(12)	(13)	(15)	(15)
Distributions from Net Realized Gain:
I Class	—	—	—	(5)
N Class	—	—	—	(1)
Distributions from Return of Capital:
I Class	—	—	—	(10)
N Class	—	—	—	(2)

Total Distributions to Shareholders	(131)	(77)	(85)	(131)

NET CAPITAL SHARE TRANSACTIONS
I Class	(1,143)	(559)	(842)	(380)
N Class	(383)	(433)	25	23

Decrease in Net Assets Resulting from Net Capital Shares Transactions	(1,526)	(992)	(817)	(357)

Decrease in Net Assets	(181)	(979)	(617)	(814)
NET ASSETS
Beginning of Year	9,861	10,840	4,016	4,830

End of Year	$9,680	$9,861	$3,399	$4,016

Undistributed Net Investment Income (Loss)	$19	$100	$(19)	$(1)

See accompanying notes to financial statements.

65

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW High Dividend Equities Fund		TCW New America Premier Equities Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	For the period January 29, 2016 (Commencement of Operations) through October 31, 2016
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$145	$166	$12	$25
Net Realized Gain (Loss) on Investments, Options Written and Foreign Currency Transactions	241	(442)	696	130
Change in Unrealized Appreciation on Investments and Options Written	245	412	3,194	220

Increase in Net Assets Resulting from Operations	631	136	3,902	375

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(106)	(143)	(36)	—
N Class	(10)	(10)	(5)	—
Distributions from Net Realized Gain:
I Class	—	—	(115)	—
N Class	—	—	(17)	—
Distributions from Return of Capital:
I Class	(24)	(15)	—	—
N Class	(2)	(1)	—	—

Total Distributions to Shareholders	(142)	(169)	(173)	—

NET CAPITAL SHARE TRANSACTIONS
I Class	(9,001)	7,588	10,113	2,891
N Class	96	(38)	727	1,005

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(8,905)	7,550	10,840	3,896

Increase (Decrease) in Net Assets	(8,416)	7,517	14,569	4,271
NET ASSETS
Beginning of Year	11,995	4,478	4,271	—

End of Year	$3,579	$11,995	$18,840	$4,271

Undistributed Net Investment Income (Loss)	$(2)	$—	$(1)	$26

See accompanying notes to financial statements.

66

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Dividend Appreciation Fund		TCW Relative Value Large Cap Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$20,083	$19,857	$10,236	$9,468
Net Realized Gain on Investments	196,680	46,231	69,143	33,789
Change in Unrealized Appreciation (Depreciation) on Investments	(74,073)	(19,557)	17,929	(30,718)

Increase in Net Assets Resulting from Operations	142,690	46,531	97,308	12,539

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(3,591)	(3,005)	(8,711)	(7,528)
N Class	(14,872)	(14,089)	(328)	(227)
Distributions from Net Realized Gain:
I Class	—	—	(23,770)	(25,919)
N Class	—	—	(1,014)	(975)

Total Distributions to Shareholders	(18,463)	(17,094)	(33,823)	(34,649)

NET CAPITAL SHARE TRANSACTIONS
I Class	(58,271)	(14,631)	(69,061)	(166,273)
N Class	(485,444)	(27,292)	(5,677)	(4,954)

Decrease in Net Assets Resulting from Net Capital Shares Transactions	(543,715)	(41,923)	(74,738)	(171,227)

Decrease in Net Assets	(419,488)	(12,486)	(11,253)	(193,337)
NET ASSETS
Beginning of Year	1,041,752	1,054,238	499,704	693,041

End of Year	$622,264	$1,041,752	$488,451	$499,704

Undistributed Net Investment Income	$2,043	$1,661	$8,291	$7,591

See accompanying notes to financial statements.

67

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Relative Value Mid Cap Fund		TCW Select Equities Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income (Loss)	$432	$877	$(2,097)	$(6,696)
Net Realized Gain (Loss) on Investments	10,180	(1,293)	244,140	100,802
Change in Unrealized Appreciation (Depreciation) on Investments	15,854	2,273	(35,595)	(206,536)

Increase (Decrease) in Net Assets Resulting from Operations	26,466	1,857	206,448	(112,430)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(479)	(644)	—	—
N Class	(79)	(81)	—	—
Distributions from Net Realized Gain:
I Class	—	(11,118)	(74,719)	(115,798)
N Class	—	(2,394)	(9,066)	(21,972)

Total Distributions to Shareholders	(558)	(14,237)	(83,785)	(137,770)

NET CAPITAL SHARE TRANSACTIONS
I Class	(11,805)	(8,116)	(597,986)	(158,555)
N Class	(2,551)	(740)	(33,131)	(78,565)

Decrease in Net Assets Resulting from Net Capital Shares Transactions	(14,356)	(8,856)	(631,117)	(237,120)

Increase (Decrease) in Net Assets	11,552	(21,236)	(508,454)	(487,320)
NET ASSETS
Beginning of Year	91,679	112,915	1,415,796	1,903,116

End of Year	$103,231	$91,679	$907,342	$1,415,796

Undistributed Net Investment Income (Loss)	$(1)	$42	$(1)	$(1)

See accompanying notes to financial statements.

68

TCW Funds, Inc.

Notes to Financial Statements	October 31, 2017

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently offers 21 no-load mutual funds (each series, a “Fund” and collectively, the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940. Each Fund has distinct investment objectives. The following are the objectives for the 10 U.S. Equity Funds that are covered in this report:

TCW Fund	Investment Objective
Non-Diversified U.S. Equity Fund

TCW Artificial Intelligence Equity Fund	Seeks to provide long term capital appreciation by investing at least 80% of the value of its net assets, in publicly traded equity securities of growth businesses that the portfolio managers believe are benefitting from or have the potential to benefit from advances in the use of artificial intelligence.
Diversified U.S. Equity Funds

TCW Focused Equities Fund	Seeks to provide long-term capital appreciation by investing at least 80% of the value of its net assets in publicly traded equity securities of companies with market capitalizations of greater than $3 billion dollars at the time of acquisition.

TCW Global Real Estate Fund	Seeks to maximize total return from current income and long-term capital growth by investing at least 80% of its net assets in equity securities of real estate investment trusts (“REITs”) and real estate companies.

TCW High Dividend Equities Fund

Seeks high total return from current income and capital appreciation by investing at least 80% of the value of its net assets in equity securities of U.S. issuers with history of paying high dividends.

TCW New America Premier Equities Fund	Seeks to provide long-term capital appreciation by investing at least 80% under normal circumstances of the value of its net assets in companies with enduring, cash generating business whose leaders prudently manage their environmental, social, and financial resources and whose shares are attractively valued relative to free cash flow generating by the businesses.

TCW Relative Value Dividend Appreciation Fund	Seeks to generate a high level of dividend income along with capital appreciation by investing at least 80% of the value of its net assets in equity securities of companies that have a record of paying dividends.

TCW Relative Value Large Cap Fund

Seeks capital appreciation, with a secondary goal of

current income, by investing at least 80% of the value of its net assets in equity securities of companies with a market capitalization of greater than $1 billion at the time of purchase.

69

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 1 — Organization (Continued)

TCW Fund	Investment Objective
TCW Relative Value Mid Cap Fund

Seeks to provide long-term capital appreciation by investing at least 65% of the value of its net assets in equity securities issued by companies with market capitalizations at the time of acquisition, within the capitalization ranges of the companies comprising the Russell Mid Cap Index.

TCW Select Equities Fund

Seeks to provide long-term capital appreciation by

investing primarily in equity securities that the portfolio manager believes to have strong and enduring business models and inherent advantages over their companies.

Fund of Funds

TCW Conservative Allocation Fund	Seeks to provide current income, and secondarily, long-term capital appreciation by investing in a combination of fixed income funds and equity funds that utilize diverse investment styles such as growth and/or value investing. The Fund invests between 20% and 60% of its net assets in equity funds and between 40% and 80% in fixed income funds. The Fund may also invests in ETFs.

All Funds offer two classes of shares: I Class and N Class. The Classes are substantially the same except that the N Class shares are subject to a distribution fee.

The TCW Conservative Allocation Fund is a “fund of funds” that invests in affiliated funds which are identified on the Schedule of Investments.

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value:    The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Equity securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on the exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ. Options on equity securities and options on indexes are valued using mid prices (average of bid and ask prices) as reported by the exchange or pricing service. Investments in open-end mutual funds are valued based on the NAV per share as reported by the

70

TCW Funds, Inc.

October 31, 2017

Note 2 — Significant Accounting Policies (Continued)

fund companies. All other securities for which over-the-counter (“OTC”) market quotations are readily available, including short-term securities, are valued with prices furnished by independent pricing services or by broker dealers.

The Company has adopted, after the approval by the Company’s Board of Directors (the “Board” and each member thereof a “Director”), a fair valuation methodology for foreign equity securities (exclusive of certain Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that have been closed for a period of time due to time zones differences. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and not dependent on certain thresholds or triggers.

Securities for which market quotations are not readily available, including circumstances under which the prices received are not reflective of a security’s market value, are valued by the Advisor in good faith under procedures established by and under the general supervision of the Board.

Fair value is defined as the price that a fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

71

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    A description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis is as follows:

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized in Level 2 of the fair value hierarchy.

Master Limited Partnerships.    Master Limited Partnerships are generally valued based on quoted prices from the applicable exchange. They are categorized in Level 1 of the fair value hierarchy.

Mutual funds.    Open-end mutual funds are valued using the NAV as reported by the fund companies. As such, they are categorized in Level 1.

Options contracts.    Option contracts traded on securities exchanges are fair valued using market mid prices; as such, they are categorized in Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rate, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

The summary of the inputs used as of October 31, 2017 in valuing the Fund’s investments is listed after each Fund’s Schedule of Investments.

The Funds held no investments or other financial instruments at October 31, 2017 for which fair value was calculated using Level 3 inputs.

The Funds did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy for the year ended October 31, 2017.

72

TCW Funds, Inc.

October 31, 2017

Note 2 — Significant Accounting Policies (Continued)

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the market value of foreign securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments which are valued based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

For the year ended October 31, 2017, the TCW Global Real Estate Fund and the TCW High Dividend Equities Fund had the following derivatives and transactions in derivatives, grouped in the following risk categories (amounts in thousands except Numbers of Contracts):

	Equity Risk	Total
TCW Global Real Estate Fund
Statement of Operations:
Realized Gain (Loss)
Investments (1)	$(7)	$(7)

Total Realized Gain (Loss)	$(7)	$(7)

Number of Contracts (4)
Options Purchased	29	29

73

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

	Equity Risk	Total
TCW High Dividend Equities Fund
Statement of Asset and Liabilities
Asset Derivatives
Investments (2)	$61	$61

Total Value	$61	$61

Liability Derivatives
Written Options	$(32)	$(32)

Total Value	$(32)	$(32)

Statement of Operations:
Realized Gain (Loss)
Investments (1)	$(186)	$(186)
Written Options	23	23

Total Realized Gain (Loss)	$(163)	$(163)

Change In Appreciation (Depreciation)
Investments (3)	$(164)	$(164)
Written Options	168	168

Total Change in Appreciation (Depreciation)	$4	$4

Number of Contracts (4)
Options Purchased	285	285
Options Written	235	235

(1)	Represents realized loss for purchased options.
(2)	Represents purchased options, at value.
(3)	Represents unrealized loss for purchased options.
(4)	Amount disclosed represents average number of contracts, which are representative of the volume traded for the year ended October 31, 2017.

Options:    The Funds purchase and sell put and call options on a security or an index of securities to enhance investment performance and to protect against changes in market prices. The Funds may also enter into currency options to hedge against currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or

74

TCW Funds, Inc.

October 31, 2017

Note 2 — Significant Accounting Policies (Continued)

fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options traded on a securities or options exchange typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration.

During the year ended October 31, 2017, TCW Global Real Estate Fund and TCW High Dividend Equities Fund entered into option contracts to increase the yield of the Funds and/or to hedge the Funds’ investments from market volatility.

When-Issued, Delayed-Delivery and Forward Commitment Transactions:    The Funds, with the exception of the TCW Conservative Allocation Fund, may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If the Fund’s counterparty fails to deliver a security purchased on a when issued, delayed delivery or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the values of the subject securities will fluctuate with market conditions. In addition, because a Fund is not required to pay for when-issued, delayed-delivery or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against the deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Repurchase Agreements:    The Funds may enter into Repurchase Agreements, under the terms of a Master Repurchase Agreement (“MRA”). The MRA permits each Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a

75

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2017.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2017.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income for each class, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Global Real Estate Fund, the TCW High Dividend Equities Fund and the TCW Relative Value Dividend Appreciation Fund declare and pay, or reinvest, dividends from net investment income quarterly. The other Equity Funds and TCW Conservative Allocation Fund declare and pay, or reinvest, dividends from net investment income annually. Capital gains realized by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year. Distributions received from real estate investment trusts may include return of capital which is treated as a reduction in the cost basis of those investments. Distributions received, if any, in excess of the cost basis of a security is recognized as capital gain.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high

76

TCW Funds, Inc.

October 31, 2017

Note 3 — Risk Considerations (Continued)

yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds invest in private placements and Rule 144A securities.

Counterparty Risk:    The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties.

Investment Style Risk:    Certain Funds may also be subject to investment style risk. The Advisor’s investment styles may be out of favor at times or may not produce the best results over short or longer time periods and may increase the volatility of a Fund’s share price.

Equity Risk:    Equity securities may include common stock, preferred stock or other securities representing an ownership interest of the right to acquire an ownership interest in an issuer. Equity risk is the risk that stocks and other equity securities generally fluctuate in value more than bonds and can decline in value over short or extended periods. The value of stocks and other equity securities will be affected by changes in a company’s financial condition and in overall market, economic and political conditions.

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling the customer service.

Note 4 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code (the “Code”) applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2017, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income		Undistributed Long-Term Gain	Total Distributable Earnings
TCW Artificial Intelligence Equity Fund	$—	(1)	$—	$—	(1)
TCW Conservative Allocation Fund	242		749	991
TCW Focused Equities Fund	31		—	31
TCW Global Real Estate Fund	14		—	14
TCW New America Premier Equities Fund	669		8	677
TCW Relative Value Dividend Appreciation Fund	2,044		22,669	24,713
TCW Relative Value Large Cap Fund	9,182		61,294	70,476
TCW Relative Value Mid Cap Fund	366		7,415	7,781
TCW Select Equities Fund	—		201,823	201,823

(1)	Amounts round to less than $1.

77

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

For the prior fiscal year ended October 31, 2016, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Conservative Allocation Fund	$341	$1,185	$1,526
TCW Focused Equities Fund	109	—	109
TCW New America Premier Equities Fund	160	—	160
TCW Relative Value Dividend Appreciation Fund	1,661	—	1,661
TCW Relative Value Large Cap Fund	7,592	24,779	32,371
TCW Relative Value Mid Cap Fund	42	—	42
TCW Select Equities Fund	—	83,783	83,783

Permanent differences incurred during the year ended October 31, 2017 resulting from differences in book and tax accounting have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Artificial Intelligence Equity Fund	$— (1)	$—	$— (1)
TCW Conservative Allocation Fund	211	(259)	48
TCW Focused Equities Fund	(10)	6,291	(6,281)
TCW Global Real Estate Fund	(14)	44	(30)
TCW High Dividend Equities Fund	(31)	31	—
TCW New America Premier Equities Fund	2	(39)	37
TCW Relative Value Dividend Appreciation Fund	(1,238)	(128,001)	129,239
TCW Relative Value Large Cap Fund	(497)	(6,477)	6,974
TCW Relative Value Mid Cap Fund	83	(928)	845
TCW Select Equities Fund	2,097	(41,308)	39,211

(1)	Amount rounds to less than $1.

During the year ended October 31, 2017, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Conservative Allocation Fund	$686	$1,185	$—	$1,871
TCW Focused Equities Fund	131	—	—	131
TCW Global Real Estate Fund	85	—	—	85
TCW High Dividend Equities Fund	116	—	26	142
TCW New America Premier Equities Fund	173	—	—	173
TCW Relative Value Dividend Appreciation Fund	18,463	—	—	18,463
TCW Relative Value Large Cap Fund	9,039	24,784	—	33,823
TCW Relative Value Mid Cap Fund	558	—	—	558
TCW Select Equities Fund	—	83,785	—	83,785

78

TCW Funds, Inc.

October 31, 2017

Note 4 — Federal Income Taxes (Continued)

During the prior fiscal year ended October 31, 2016, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total Distributions
TCW Conservative Allocation Fund	$483	$729	$—	1,212
TCW Focused Equities Fund	77	—	—	77
TCW Global Real Estate Fund	113	6	12	131
TCW High Dividend Equities Fund	153	—	16	169
TCW Relative Value Dividend Appreciation Fund	17,094	—	—	17,094
TCW Relative Value Large Cap Fund	7,755	26,894	—	34,649
TCW Relative Value Mid Cap Fund	725	13,512	—	14,237
TCW Select Equities Fund	12,885	124,885	—	137,770

At October 31, 2017, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Artificial Intelligence Equity Fund	$92	$(9)	$83	$1,144
TCW Conservative Allocation Fund	2,939	(85)	2,854	27,879
TCW Focused Equities Fund	2,164	(319)	1,845	7,837
TCW Global Real Estate Fund	313	(69)	244	3,163
TCW High Dividend Equities Fund	548	(247)	301	3,284
TCW New America Premier Equities Fund	3,457	(63)	3,394	14,466
TCW Relative Value Dividend Appreciation Fund	151,059	(38,156)	112,903	510,763
TCW Relative Value Large Cap Fund	187,203	(6,326)	180,877	307,866
TCW Relative Value Mid Cap Fund	33,198	(1,532)	31,666	71,858
TCW Select Equities Fund	497,848	(11,689)	486,159	418,416

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in the pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

At October 31, 2017, the following Funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

	Short-Term Capital losses	Long-Term Capital Losses	Total
TCW Artificial Intelligence Equity Fund	$8	$—	$8
TCW Global Real Estate Fund	451	60	511
TCW High Dividend Equities Fund	373	—	373

The Funds did not have any unrecognized tax benefits at October 31, 2017, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2017. The Funds are subject to examination by the U.S. Federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively

79

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 5 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net assets:

TCW Artificial Intelligence Equity Fund	0.80%
TCW Focused Equities Fund	0.65%
TCW Global Real Estate Fund	0.80%
TCW High Dividend Equities Fund	0.65%
TCW New America Premier Equities Fund	0.80%
TCW Relative Value Dividend Appreciation Fund	0.65%
TCW Relative Value Large Cap Fund	0.65%
TCW Relative Value Mid Cap Fund	0.80%
TCW Select Equities Fund	0.75%

The TCW Conservative Allocation Fund does not pay management fees to the Advisor; however, the Fund pays management fees to the Advisor indirectly, as a shareholder in the affiliated funds.

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets.

TCW Artificial Intelligence Equity Fund
I Class	1.05	% (1)
N Class	1.05	% (1)
TCW Conservative Allocation Fund
I Class	0.85	% (1)
N Class	0.85	% (1)
TCW Focused Equities Fund
I Class	1.09	% (1)
N Class	1.09	% (1)
TCW Global Real Estate Fund
I Class	1.46	% (1)
N Class	1.46	% (1)
TCW High Dividend Equities Fund
I Class	1.18	% (1)
N Class	1.18	% (1)
TCW New America Premier Equities Fund
I Class	1.04	% (1)
N Class	1.04	% (1)
TCW Relative Value Dividend Appreciation Fund
I Class	1.00	% (1)
N Class	1.00	% (1)
TCW Relative Value Large Cap Fund
I Class	1.00	% (1)
N Class	1.00	% (1)
TCW Relative Value Mid Cap Fund
I Class	1.16	% (1)
N Class	1.16	% (1)
TCW Select Equities Fund
I Class	1.11	% (2)
N Class	1.11	% (2)

(1)	These limitations are based on an agreement between the Advisor and the Company.
(2)	Limitations based on average expense ratio as reported by Lipper, Inc., which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2017. These limitations are voluntary and terminable in a six month notice.

The amount borne by the Advisor during a fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop

80

TCW Funds, Inc.

October 31, 2017

Note 5 — Fund Management Fees and Other Expenses (Continued)

below the expense limitation in the subsequent years. The Advisor can only recapture expenses within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which is shown on the Statement of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Total accrued and deferred amounts are recorded on the Fund’s books as other liabilities.

Note 6 — Distribution Plan

TCW Funds Distributors LLC (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 7 — Transactions with Affiliates

The ownership percentage of the TCW Conservative Allocation Fund in each of the affiliated underlying funds at October 31, 2017 is as follows:

Name of Affiliated Fund	Ownership Percentage (1)
Metropolitan West Low Duration Bond Fund	0.10%
Metropolitan West Total Return Bond Fund	0.01%
Metropolitan West Unconstrained Bond Fund	0.15%
TCW / Gargoyle Dynamic 500 Fund	34.18%
TCW / Gargoyle Hedged Value Fund	2.28%
TCW Global Bond Fund	4.29%
TCW New America Premier Equities Fund	15.05%
TCW Relative Value Large Cap Fund	0.65%
TCW Select Equities Fund	0.19%
TCW Total Return Bond Fund	0.04%

(1)	Percentage ownership based on total net assets of the underlying fund.

The financial statements of the Funds not contained in this report are available by calling 800-FUND-TCW (800-386-3829) or by going to the SEC website at www.sec.gov.

Note 8 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2017, were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Artificial Intelligence Equity Fund	$1,261	$144	$—	$—
TCW Conservative Allocation Fund	16,684	17,640	—	—
TCW Focused Equities Fund	1,826	3,322	—	—
TCW Global Real Estate Fund	2,314	3,194	—	—
TCW High Dividend Equities Fund	9,099	17,274	—	—
TCW New America Premier Equities Fund	22,034	12,626	—	—
TCW Relative Value Dividend Appreciation Fund	203,134	372,672	—	—
TCW Relative Value Large Cap Fund	117,925	218,453	—	—
TCW Relative Value Mid Cap Fund	32,387	48,081	—	—
TCW Select Equities Fund	177,876	874,506	—	—

81

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Purchases and Sales of Securities (Continued)

During the year ended October 31, 2017, the TCW Relative Value Dividend Appreciation Fund delivered securities in exchange for shares redeemed by a shareholder in an in-kind redemption valued at $373,555 (amount in thousands) on the date of transfer. The shareholder is a nonaffiliate of the Advisor. For financial reporting purposes, the Fund recognizes a gain or loss on the transfer of securities; however, the gain or loss is not recognized for tax purposes and is reclassified from undistributed realized gain (loss) to paid-in capital. The Fund realized $116,778 (amount in thousands) of net gain attributable to the in-kind redemption.

Note 9 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Artificial Intelligence Equity Fund	August 31, 2017 (Commencement of Operations) through October 31, 2017
I Class	Shares	Amount (in thousands)
Shares Sold	65,264	$653

Net Increase	65,264	$653

N Class	Shares	Amount (in thousands)
Shares Sold	50,000	$500

Net Increase	50,000	$500

TCW Conservative Allocation Fund	Year Ended October 31, 2017		Year Ended October 31, 2016
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	186,502	$2,188	266,269	$3,156
Shares Issued upon Reinvestment of Dividends	155,467	1,761	94,762	1,131
Shares Redeemed	(254,486)	(3,019)	(683,727)	(8,290)

Net Increase (Decrease)	87,483	$930	(322,696)	$(4,003)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	26,148	$313	40,211	$479
Shares Issued upon Reinvestment of Dividends	5,978	68	4,787	57
Shares Redeemed	(120,636)	(1,426)	(63,507)	(766)

Net Decrease	(88,510)	$(1,045)	(18,509)	$(230)

TCW Focused Equities Fund	Year Ended October 31, 2017		Year Ended October 31, 2016
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	17,594	$360	205,905	$3,451
Shares Issued upon Reinvestment of Dividends	5,551	109	2,922	55
Shares Redeemed	(79,622)	(1,612)	(214,385)	(4,065)

Net Decrease	(56,477)	$(1,143)	(5,558)	$(559)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	846	$17	1,638	$29
Shares Issued upon Reinvestment of Dividends	629	12	688	13
Shares Redeemed	(20,542)	(412)	(25,999)	(475)

Net Decrease	(19,067)	$(383)	(23,673)	$(433)

82

TCW Funds, Inc.

October 31, 2017

Note 9 — Capital Share Transactions (Continued)

TCW Global Real Estate Fund	Year Ended October 31, 2017		Year Ended October 31, 2016
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	33,764	$329	184,189	$1,795
Shares Issued upon Reinvestment of Dividends	6,976	67	11,410	112
Shares Redeemed	(133,260)	(1,238)	(269,042)	(2,287)

Net Decrease	(92,520)	$(842)	(73,443)	$(380)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	2,031	$20	568	$5
Shares Issued upon Reinvestment of Dividends	1,581	15	1,801	18
Shares Redeemed	(1,041)	(10)	(10)	—

Net Increase	2,571	$25	2,359	$23

TCW High Dividend Equities Fund	Year Ended October 31, 2017		Year Ended October 31, 2016
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	50,370	$486	912,708	$8,121
Shares Issued upon Reinvestment of Dividends	11,466	110	15,211	138
Shares Redeemed	(1,046,503)	(9,597)	(76,372)	(671)

Net Increase (Decrease)	(984,667)	$(9,001)	851,547	$7,588

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	8,821	$84	1,406	$12
Shares Issued upon Reinvestment of Dividends	1,267	12	1,234	11
Shares Redeemed	—	—	(6,727)	(61)

Net Increase (Decrease)	10,088	$96	(4,087)	$(38)

TCW New America Premier Equities Fund	Year Ended October 31, 2017		January 29, 2016 (Commencement of Operations) through October 31, 2016
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	889,822	$11,268	279,930	$2,891
Shares Issued upon Reinvestment of Dividends	12,994	146	—	—
Shares Redeemed	(98,168)	(1,301)	—	—

Net Increase	804,648	$10,113	279,930	$2,891

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	51,050	$726	100,450	$1,005
Shares Issued upon Reinvestment of Dividends	2,001	23	—	—
Shares Redeemed	(1,724)	(22)	—	—

Net Increase	51,327	$727	100,450	$1,005

83

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 9 — Capital Share Transactions (Continued)

TCW Relative Value Dividend Appreciation Fund	Year Ended October 31, 2017		Year Ended October 31, 2016
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,571,327	$29,392	948,410	$15,498
Shares Issued upon Reinvestment of Dividends	174,490	3,283	170,136	2,833
Shares Redeemed	(4,785,356)	(90,946)	(2,020,794)	(32,962)

Net Decrease	(3,039,539)	$(58,271)	(902,248)	$(14,631)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	24,813,876	$468,038	9,410,205	$155,007
Shares Issued upon Reinvestment of Dividends	773,578	14,787	827,154	14,023
Shares Redeemed	(31,373,199)	(594,714)	(11,784,787)	(196,322)
Shares Redeemed through in-kind Redemptions	(19,698,827)	(373,555)	—	—

Net Decrease	(25,484,572)	$(485,444)	(1,547,428)	$(27,292)

TCW Relative Value Large Cap Fund	Year Ended October 31, 2017		Year Ended October 31, 2016
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	2,241,430	$51,607	3,071,355	$61,967
Shares Issued upon Reinvestment of Dividends	1,432,234	31,595	1,619,808	32,801
Shares Redeemed	(6,703,734)	(152,263)	(12,606,029)	(261,041)

Net Decrease	(3,030,070)	$(69,061)	(7,914,866)	$(166,273)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	99,985	$2,299	288,193	$5,723
Shares Issued upon Reinvestment of Dividends	60,256	1,327	58,635	1,186
Shares Redeemed	(400,430)	(9,303)	(574,905)	(11,863)

Net Decrease	(240,189)	$(5,677)	(228,077)	$(4,954)

TCW Relative Value Mid Cap Fund	Year Ended October 31, 2017		Year Ended October 31, 2016
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	365,523	$8,619	485,901	$9,717
Shares Issued upon Reinvestment of Dividends	20,199	461	618,869	11,338
Shares Redeemed	(883,074)	(20,885)	(1,527,336)	(29,171)

Net Decrease	(497,352)	$(11,805)	(422,566)	$(8,116)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	133,705	$3,025	71,949	$1,214
Shares Issued upon Reinvestment of Dividends	3,399	76	132,387	2,366
Shares Redeemed	(245,555)	(5,652)	(233,700)	(4,320)

Net Decrease	(108,451)	$(2,551)	(29,364)	$(740)

84

TCW Funds, Inc.

October 31, 2017

Note 9 — Capital Share Transactions (Continued)

TCW Select Equities Fund	Year Ended October 31, 2017		Year Ended October 31, 2016
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	4,737,934	$124,547	14,358,052	$377,427
Shares Issued upon Reinvestment of Dividends	1,164,576	27,822	1,713,253	47,526
Shares Redeemed	(29,165,155)	(750,355)	(22,491,120)	(583,508)

Net Decrease	(23,262,645)	$(597,986)	(6,419,815)	$(158,555)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	229,950	$5,748	2,068,585	$54,054
Shares Issued upon Reinvestment of Dividends	396,802	8,817	832,078	21,617
Shares Redeemed	(1,917,314)	(47,696)	(6,511,018)	(154,236)

Net Decrease	(1,290,562)	$(33,131)	(3,610,355)	$(78,565)

Note 10 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933 (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities at October 31, 2017.

Note 11 — Committed Line Of Credit

The Company has entered into a $100,000,000 committed revolving line of credit agreement with the State Street Bank and Trust Company (the “Bank”) for temporary borrowing purposes with an expiration date of December 29, 2017. The interest rate on borrowing is the higher of the Federal Funds rate or the overnight LIBOR rate, plus 1.25%. There were no borrowings from the line of credit as of or during the year ended October 31, 2017. The Funds pay the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the statements of operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

Note 12 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by any Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is

85

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 12 — Indemnifications (Continued)

unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

Note 13 — Subsequent Event

On December 11, 2017, the Advisor recommended and the Board approved the liquidation of the TCW High Dividend Equities Fund. As a result, the Fund will liquidate and distribute its assets to its shareholders on or about January 25, 2018. The Fund no longer accepts any new subscriptions or exchanges into the Fund. Shareholders can redeem their Fund shares, or exchange them for shares of other TCW Funds, any time before the liquidation date in accordance with the Fund’s normal procedures.

86

TCW Artificial Intelligence Equity Fund

Financial Highlights — I Class

	August 31, 2017 (commencement of operations) through October 31, 2017
Net Asset Value per Share, Beginning of Year	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.00	) (2)
Net Realized and Unrealized Gain on Investments (1)	0.64

Total from Investment Operations	0.64

Net Asset Value per Share, End of Year	$10.64

Total Return (3)	6.40%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$695
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement (4)	23.66%
After Expense Reimbursement (4)	1.05%
Ratio of Net Investment Loss to Average Net Assets (4)	0.23%
Portfolio Turnover Rate (3)	13.05%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01.
(3)	For the period August 31, 2017 (commencement of operations) through October 31, 2017 and is not indicative of a full years operating results.
(4)	Annualized.

See accompanying notes to financial statements.

87

TCW Artificial Intelligence Equity Fund

Financial Highlights — N Class

	August 31, 2017 (commencement of operations) through October 31, 2017
Net Asset Value per Share, Beginning of Year	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (Loss)	(0.00	) (2)
Net Realized and Unrealized Gain on Investments (1)	0.64

Total from Investment Operations	0.64

Net Asset Value per Share, End of Year	$10.64

Total Return (3)	6.40%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$532
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement (4)	26.07%
After Expense Reimbursement (4)	1.05%
Ratio of Net Investment Loss to Average Net Assets (4)	0.25%
Portfolio Turnover Rate (3)	13.05%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01.
(3)	For the period August 31, 2017 (commencement of operations) through October 31, 2017 and is not indicative of a full years operating results.
(4)	Annualized.

See accompanying notes to financial statements.

88

TCW Conservative Allocation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$12.13	$12.50	$12.24	$11.66	$10.91

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.15	0.17	0.13	0.11	0.22
Net Realized and Unrealized Gain (Loss) on Investments	0.67	(0.07)	0.33	0.67	0.79

Total from Investment Operations	0.82	0.10	0.46	0.78	1.01

Less Distributions:
Distributions from Net Investment Income	(0.29)	(0.19)	(0.14)	(0.20)	(0.26)
Distributions from Net Realized Gain	(0.49)	(0.28)	(0.06)	—	—

Total Distributions	(0.78)	(0.47)	(0.20)	(0.20)	(0.26)

Net Asset Value per Share, End of Year	$12.17	$12.13	$12.50	$12.24	$11.66

Total Return	7.28%	0.78%	3.88%	6.66%	9.42%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$30,144	$28,982	$33,909	$30,746	$27,121
Ratio of Expenses to Average Net Assets: (2)
Before Expense Reimbursement	0.36%	0.30%	0.25%	0.29%	0.40%
Ratio of Net Investment Income to Average Net Assets	1.26%	1.41%	1.01%	0.94%	1.96%
Portfolio Turnover Rate	55.53%	37.62%	30.24%	40.56%	57.98%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated funds.

See accompanying notes to financial statements.

89

TCW Conservative Allocation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$12.07	$12.44	$12.17	$11.61	$10.89

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.11	0.11	0.04	0.05	0.18
Net Realized and Unrealized Gain (Loss) on Investments	0.66	(0.08)	0.35	0.66	0.78

Total from Investment Operations	0.77	0.03	0.39	0.71	0.96

Less Distributions:
Distributions from Net Investment Income	(0.20)	(0.12)	(0.06)	(0.15)	(0.24)
Distributions from Net Realized Gain	(0.49)	(0.28)	(0.06)	—	—

Total Distributions	(0.69)	(0.40)	(0.12)	(0.15)	(0.24)

Net Asset Value per Share, End of Year	$12.15	$12.07	$12.44	$12.17	$11.61

Total Return	6.74%	0.31%	3.31%	6.07%	8.97%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$532	$1,597	$1,876	$807	$1,047
Ratio of Expenses to Average Net Assets: (2)
Before Expense Reimbursement	3.30%	1.54%	1.61%	3.20%	2.84%
After Expense Reimbursement	0.81%	0.82%	0.84%	0.85%	0.85%
Ratio of Net Investment Income to Average Net Assets	0.89%	0.89%	0.36%	0.41%	1.58%
Portfolio Turnover Rate	55.53%	37.62%	30.24%	40.56%	57.98%

(1)	Computed using average shares outstanding throughout the period.
(2)	Does not include expenses of the underlying affiliated funds.

See accompanying notes to financial statements.

90

TCW Focused Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$18.67	$19.45	$19.37	$16.02	$12.20

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.12	0.20	0.12	0.09	0.08
Net Realized and Unrealized Gain (Loss) on Investments	2.83	(0.79)	0.04	3.34	3.86

Total from Investment Operations	2.95	(0.59)	0.16	3.43	3.94

Less Distributions:
Distributions from Net Investment Income	(0.25)	(0.19)	(0.08)	(0.08)	(0.12)

Net Asset Value per Share, End of Year	$21.37	$18.67	$19.45	$19.37	$16.02

Total Return	15.91%	(3.04)%	0.79%	21.46%	32.67%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$8,987	$8,903	$9,386	$9,970	$7,628
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.82%	1.60%	1.46%	1.60%	1.95%
After Expense Reimbursement	1.04%	1.08%	1.09%	1.11%	1.14%
Ratio of Net Investment Income to Average Net Assets	0.61%	1.08%	0.62%	0.52%	0.56%
Portfolio Turnover Rate	19.03%	47.89%	83.02%	39.65%	39.65%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

91

TCW Focused Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$18.47	$19.25	$19.17	$15.85	$12.11

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.13	0.19	0.12	0.09	0.08
Net Realized and Unrealized Gain (Loss) on Investments	2.80	(0.78)	0.04	3.31	3.82

Total from Investment Operations	2.93	(0.59)	0.16	3.40	3.90

Less Distributions:
Distributions from Net Investment Income	(0.25)	(0.19)	(0.08)	(0.08)	(0.16)

Net Asset Value per Share, End of Year	$21.15	$18.47	$19.25	$19.17	$15.85

Total Return	15.98%	(3.08)%	0.80%	21.50%	32.61%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$693	$958	$1,454	$1,804	$921
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	4.70%	3.19%	2.39%	3.66%	4.15%
After Expense Reimbursement	1.04%	1.08%	1.09%	1.11%	1.14%
Ratio of Net Investment Income to Average Net Assets	0.63%	1.05%	0.63%	0.50%	0.58%
Portfolio Turnover Rate	19.03%	47.89%	83.02%	39.65%	39.65%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

92

TCW Global Real Estate Fund

Financial Highlights — I Class

	Year Ended October 31,		November 28, 2014 (Commencement of Operations through October 31, 2015)
	2017	2016
Net Asset Value per Share, Beginning of Year	$9.42	$9.71	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.25	0.30	0.21
Net Realized and Unrealized Gain (Loss) on Investments	0.70	(0.26)	(0.27)

Total from Investment Operations	0.95	0.04	(0.06)

Less Distributions:
Distributions from Net Investment Income	(0.27)	(0.29)	(0.23)
Distributions from Net Realized Gain	—	(0.01)	—
Distributions from Return of Capital	—	(0.03)	—

Total Distributions	(0.27)	(0.33)	(0.23)

Net Asset Value per Share, End of Year	$10.10	$9.42	$9.71

Total Return	10.28%	0.31%	(0.62	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,818	$3,499	$4,320
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	4.38%	3.29%	5.28	% (3)
After Expense Reimbursement	1.37%	1.40%	1.43	% (3)
Ratio of Net Investment Income to Average Net Assets	2.57%	3.14%	2.27	% (3)
Portfolio Turnover Rate	74.51%	68.69%	23.58	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 28, 2014 (Commencement of Operations) through October 31, 2015.
(3)	Annualized.

See accompanying notes to financial statements.

93

TCW Global Real Estate Fund

Financial Highlights — N Class

	Year Ended October 31,		November 28, 2014 (Commencement of Operations) through October 31, 2015
	2017	2016
Net Asset Value per Share, Beginning of Year	$9.42	$9.70	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.25	0.32	0.24
Net Realized and Unrealized Gain (Loss) on Investments	0.70	(0.27)	(0.31)

Total from Investment Operations	0.95	0.05	(0.07)

Less Distributions:
Distributions from Net Investment Income	(0.27)	(0.29)	(0.23)
Distributions from Net Realized Gain	—	(0.01)	—
Distributions from Return of Capital	—	(0.03)	—

Total Distributions	(0.27)	(0.33)	(0.23)

Net Asset Value per Share, End of Year	$10.10	$9.42	$9.70

Total Return	10.28%	0.41%	(0.72	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$581	$517	$510
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	7.92%	6.66%	9.21	% (3)
After Expense Reimbursement	1.37%	1.40%	1.43	% (3)
Ratio of Net Investment Income to Average Net Assets	2.51%	3.34%	2.58	% (3)
Portfolio Turnover Rate	74.51%	68.69%	23.58	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 28, 2014 (Commencement of Operations) through October 31, 2015.
(3)	Annualized.

See accompanying notes to financial statements.

94

TCW High Dividend Equities Fund

Financial Highlights — I Class

	Year Ended October 31,		November 28, 2014 (Commencement of Operations) through October 31, 2015
	2017	2016
Net Asset Value per Share, Beginning of Year	$8.91	$8.98	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.21	0.19	0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.73	(0.06)	(1.03)

Total from Investment Operations	0.94	0.13	(0.76)

Less Distributions:
Distributions from Net Investment Income	(0.17)	(0.18)	(0.26)
Distributions from Return of Capital	(0.04)	(0.02)	—

Total Distributions	(0.21)	(0.20)	(0.26)

Net Asset Value per Share, End of Year	$9.64	$8.91	$8.98

Total Return	10.53%	1.35%	(7.66	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,976	$11,527	$3,969
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.21%	1.82%	3.28	% (3)
After Expense Reimbursement	1.15%	1.16%	1.17	% (3)
Ratio of Net Investment Income to Average Net Assets	2.17%	2.08%	2.94	% (3)
Portfolio Turnover Rate	141.80%	92.66%	89.39	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 28, 2014 (Commencement of Operations) through October 31, 2015.
(3)	Annualized.

See accompanying notes to financial statements.

95

TCW High Dividend Equities Fund

Financial Highlights — N Class

	Year Ended October 31,		November 28, 2014 (Commencement of Operations) through October 31, 2015
	2017	2016
Net Asset Value per Share, Beginning of Year	$8.91	$8.98	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.20	0.19	0.28
Net Realized and Unrealized Gain (Loss) on Investments	0.74	(0.06)	(1.04)

Total from Investment Operations	0.94	0.13	(0.76)

Less Distributions:
Distributions from Net Investment Income	(0.17)	(0.18)	(0.26)
Distributions from Return of Capital	(0.04)	(0.02)	—

	(0.21)	(0.20)	(0.26)

Net Asset Value per Share, End of Year	$9.64	$8.91	$8.98

Total Return	10.53%	1.46%	(7.76	)% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$603	$468	$509
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	6.28%	5.59%	7.30	% (3)
After Expense Reimbursement	1.15%	1.16%	1.17	% (3)
Ratio of Net Investment Income to Average Net Assets	2.11%	2.13%	3.05	% (3)
Portfolio Turnover Rate	141.80%	92.66%	89.39	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period November 28, 2014 (Commencement of Operations) through October 31, 2015.
(3)	Annualized.

See accompanying notes to financial statements.

96

TCW New America Premier Equities Fund

Financial Highlights — I Class

	Year Ended October 31, 2017	January 29, 2016 (commencement of operations) through October 31, 2016
Net Asset Value per Share, Beginning of Year	$11.23	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.01	0.08
Net Realized and Unrealized Gain on Investments	4.22	1.15

Total from Investment Operations	4.23	1.23

Less Distributions:
Distributions from Net Investment Income	(0.05)	—
Distributions from Net Realized Gain	(0.17)	—

Total Distributions	(0.22)	—

Net Asset Value per Share, End of Year	$15.24	$11.23

Total Return	38.41%	12.30	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$16,527	$3,143
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.79%	4.72	% (3)
After Expense Reimbursement	1.04%	1.05	% (3)
Ratio of Net Investment Income to Average Net Assets	0.11%	1.03	% (3)
Portfolio Turnover Rate	114.48%	73.83	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period January 29, 2016 (commencement of operations) through October 31, 2016.
(3)	Annualized.

See accompanying notes to financial statements.

97

TCW New America Premier Equities Fund

Financial Highlights — N Class

	Year Ended October 31, 2017	January 29, 2016 (commencement of operations) through October 31, 2016
Net Asset Value per Share, Beginning of Year	$11.23	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.01	0.08
Net Realized and Unrealized Gain on Investments	4.22	1.15

Total from Investment Operations	4.23	1.23

Less Distributions:
Distributions from Net Investment Income	(0.05)	—
Distributions from Net Realized Gain	(0.17)	—

Total Distributions	(0.22)	—

Net Asset Value per Share, End of Year	$15.24	$11.23

Total Return	38.41%	12.30	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$2,313	$1,128
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	3.64%	6.08	% (3)
After Expense Reimbursement	1.04%	1.05	% (3)
Ratio of Net Investment Income to Average Net Assets	0.11%	0.98	% (3)
Portfolio Turnover Rate	114.48%	73.83	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period January 29, 2016 (commencement of operations) through October 31, 2016.
(3)	Annualized.

See accompanying notes to financial statements.

98

TCW Relative Value Dividend Appreciation Fund

Financial Highlights — I Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$16.95	$16.49	$16.71	$15.11	$11.77

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.48	0.35	0.30	0.27	0.25
Net Realized and Unrealized Gain (Loss) on Investments	2.17	0.41	(0.24)	1.61	3.36

Total from Investment Operations	2.65	0.76	0.06	1.88	3.61

Less Distributions:
Distributions from Net Investment Income	(0.46)	(0.30)	(0.28)	(0.28)	(0.27)

Net Asset Value per Share, End of Year	$19.14	$16.95	$16.49	$16.71	$15.11

Total Return	15.69%	4.66%	0.40%	12.49%	31.06%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$128,498	$165,331	$175,694	$195,400	$176,226
Ratio of Expenses to Average Net Assets	0.78%	0.87%	0.86%	0.86%	0.82%
Ratio of Net Investment Income to Average Net Assets	2.60%	2.11%	1.81%	1.67%	1.86%
Portfolio Turnover Rate	23.45%	19.13%	17.95%	17.33%	18.37%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

99

TCW Relative Value Dividend Appreciation Fund

Financial Highlights — N Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$17.23	$16.76	$16.99	$15.34	$11.92

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.43	0.31	0.26	0.23	0.22
Net Realized and Unrealized Gain (Loss) on Investments	2.23	0.43	(0.25)	1.63	3.41

Total from Investment Operations	2.66	0.74	0.01	1.86	3.63

Less Distributions:
Distributions from Net Investment Income	(0.43)	(0.27)	(0.24)	(0.21)	(0.21)

Net Asset Value per Share, End of Year	$19.46	$17.23	$16.76	$16.99	$15.34

Total Return	15.46%	4.43%	0.10%	12.19%	30.71%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$493,766	$876,421	$878,544	$970,397	$887,435
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.05%	1.15%	1.14%	1.14%	1.11%
After Expense Reimbursement	1.00%	1.11%	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	2.24%	1.86%	1.53%	1.40%	1.60%
Portfolio Turnover Rate	23.45%	19.13%	17.95%	17.33%	18.37%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

100

TCW Relative Value Large Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$21.38	$21.99	$22.09	$19.47	$14.91

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.49	0.32	0.26	0.21	0.19
Net Realized and Unrealized Gain (Loss) on Investments	3.96	0.19	(0.14)	2.65	4.53

Total from Investment Operations	4.45	0.51	0.12	2.86	4.72

Less Distributions:
Distributions from Net Investment Income	(0.41)	(0.25)	(0.22)	(0.24)	(0.16)
Distributions from Net Realized Gain	(1.12)	(0.87)	—	—	—

Total Distributions	(1.53)	(1.12)	(0.22)	(0.24)	(0.16)

Net Asset Value per Share, End of Year	$24.30	$21.38	$21.99	$22.09	$19.47

Total Return	21.55%	2.61%	0.50%	14.79%	31.99%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$472,078	$480,174	$667,957	$700,484	$543,669
Ratio of Expenses to Average Net Assets	0.77%	0.88%	0.88%	0.88%	0.87%
Ratio of Net Investment Income to Average Net Assets	2.11%	1.57%	1.14%	1.02%	1.13%
Portfolio Turnover Rate	24.44%	14.71%	21.60%	18.77%	37.33%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

101

TCW Relative Value Large Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$21.31	$21.91	$22.04	$19.44	$14.89

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.44	0.28	0.19	0.16	0.15
Net Realized and Unrealized Gain (Loss) on Investments	3.94	0.19	(0.14)	2.65	4.52

Total from Investment Operations	4.38	0.47	0.05	2.81	4.67

Less Distributions:
Distributions from Net Investment Income	(0.36)	(0.20)	(0.18)	(0.21)	(0.12)
Distributions from Net Realized Gain	(1.12)	(0.87)	—	—	—

Total Distributions	(1.48)	(1.07)	(0.18)	(0.21)	(0.12)

Net Asset Value per Share, End of Year	$24.21	$21.31	$21.91	$22.04	$19.44

Total Return	21.27%	2.42%	0.20%	14.52%	31.64%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$16,373	$19,530	$25,084	$29,589	$75,450
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.16%	1.23%	1.20%	1.12%	1.13%
After Expense Reimbursement	1.00%	1.10%	1.16%	N/A %	N/A %
Ratio of Net Investment Income to Average Net Assets	1.93%	1.35%	0.86%	0.77%	0.83%
Portfolio Turnover Rate	24.44%	14.71%	21.60%	18.77%	37.33%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

102

TCW Relative Value Mid Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$20.02	$22.43	$26.62	$26.56	$20.10

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.11	0.18	0.17	0.13	0.16
Net Realized and Unrealized Gain (Loss) on Investments	5.96	0.34	(1.16)	2.70	6.48

Total from Investment Operations	6.07	0.52	(0.99)	2.83	6.64

Less Distributions:
Distributions from Net Investment Income	(0.13)	(0.16)	(0.12)	(0.14)	(0.17)
Distributions from Net Realized Gain	—	(2.77)	(3.08)	(2.63)	(0.01)

Total Distributions	(0.13)	(2.93)	(3.20)	(2.77)	(0.18)

Net Asset Value per Share, End of Year	$25.96	$20.02	$22.43	$26.62	$26.56

Total Return	30.40%	3.53%	(4.58)%	11.09%	33.30%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$84,136	$74,840	$93,356	$114,823	$118,138
Ratio of Expenses to Average Net Assets	0.99%	0.98%	0.96%	0.95%	0.94%
Ratio of Net Investment Income to Average Net Assets	0.45%	0.96%	0.68%	0.49%	0.68%
Portfolio Turnover Rate	31.93%	17.81%	23.15%	21.67%	28.91%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

103

TCW Relative Value Mid Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$19.50	$21.90	$26.08	$26.07	$19.74

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.07	0.14	0.10	0.06	0.09
Net Realized and Unrealized Gain (Loss) on Investments	5.80	0.32	(1.12)	2.65	6.37

Total from Investment Operations	5.87	0.46	(1.02)	2.71	6.46

Less Distributions:
Distributions from Net Investment Income	(0.09)	(0.09)	(0.08)	(0.07)	(0.12)
Distributions from Net Realized Gain	—	(2.77)	(3.08)	(2.63)	(0.01)

Total Distributions	(0.09)	(2.86)	(3.16)	(2.70)	(0.13)

Net Asset Value per Share, End of Year	$25.28	$19.50	$21.90	$26.08	$26.07

Total Return	30.15%	3.30%	(4.78)%	10.80%	32.90%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$19,095	$16,839	$19,559	$28,458	$36,875
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.37%	1.35%	1.30%	1.27%	1.32%
After Expense Reimbursement	1.16%	1.20%	1.21%	1.20%	1.23%
Ratio of Net Investment Income to Average Net Assets	0.29%	0.74%	0.44%	0.23%	0.40%
Portfolio Turnover Rate	31.93%	17.81%	23.15%	21.67%	28.91%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

104

TCW Select Equities Fund

Financial Highlights — I Class

	Year Ended October 31,
	2017	2016	2015	2014		2013
Net Asset Value per Share, Beginning of Year	$26.06	$29.65	$26.71	$24.84		$19.81

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	(0.05)	(0.10)	(0.02)	(0.03)		0.03
Net Realized and Unrealized Gain (Loss) on Investments	5.99	(1.42)	3.80	2.71		5.34

Total from Investment Operations	5.94	(1.52)	3.78	2.68		5.37

Less Distributions:
Distributions from Net Investment Income	—	—	—	(0.00	) (2)	(0.05)
Distributions from Net Realized Gain	(1.58)	(2.07)	(0.84)	(0.81)		(0.29)

Total Distributions	(1.58)	(2.07)	(0.84)	(0.81)		(0.34)

Net Asset Value per Share, End of Year	$30.42	$26.06	$29.65	$26.71		$24.84

Total Return	24.47%	(5.56)%	14.54%	11.01%		27.53%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$768,535	$1,264,622	$1,629,090	$1,611,400		$1,325,609
Ratio of Expenses to Average Net Assets	0.88%	0.89%	0.88%	0.86%		0.83%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.18)%	(0.38)%	(0.08)%	(0.11)%		0.15%
Portfolio Turnover Rate	17.95%	14.05%	27.19%	25.79%		24.55%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

105

TCW Select Equities Fund

Financial Highlights — N Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$24.35	$27.91	$25.26	$23.59	$18.84

Income (Loss) from Investment Operations:
Net Investment Loss (1)	(0.10)	(0.16)	(0.09)	(0.10)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	5.56	(1.33)	3.58	2.58	5.06

Total from Investment Operations	5.46	(1.49)	3.49	2.48	5.04

Less Distributions:
Distributions from Net Realized Gain	(1.58)	(2.07)	(0.84)	(0.81)	(0.29)

Net Asset Value per Share, End of Year	$28.23	$24.35	$27.91	$25.26	$23.59

Total Return	24.20%	(5.81)%	14.22%	10.73%	27.14%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$138,807	$151,174	$274,026	$227,231	$378,026
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.16%	1.16%	1.14%	1.13%	1.10%
After Expense Reimbursement	1.11%	1.14%	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets	(0.39)%	(0.64)%	(0.33)%	(0.40)%	(0.10)%
Portfolio Turnover Rate	17.95%	14.05%	27.19%	25.79%	24.55%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

106

TCW Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Artificial Intelligence Equity Fund, TCW Conservative Allocation Fund, TCW Focused Equities Fund, TCW Global Real Estate Fund, TCW High Dividend Equities Fund, TCW New America Premier Equities Fund, TCW Relative Value Dividend Appreciation Fund, TCW Relative Value Large Cap Fund, TCW Relative Value Mid Cap Fund, and TCW Select Equities Fund (collectively, the “TCW Equity and Asset Allocation Funds”) (ten of twenty-one funds comprising TCW Funds, Inc.) as of October 31, 2017, and the related statements of operations for the periods then ended, the statements of changes in net assets for each of the respective stated periods then ended, and the financial highlights for each of the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the TCW Equity and Asset Allocation Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW Equity and Asset Allocation Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW Equity and Asset Allocation Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principle used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material aspects, the financial position of each of the respective TCW Equity and Asset Allocation Funds as of October 31, 2017, the results of their operations for the periods then ended, the changes in their net assets for each of the respective stated periods then ended, and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

December 20, 2017

107

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017 (184 days).

Actual Expenses    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio		Expenses Paid During Period (May 1, 2017 to October 31, 2017)
TCW Artificial Intelligence Equity Fund
I Class Shares
Actual	$1,000.00	$1,064.00	1.05%		$1.81	(1)
Hypothetical (5% return before expenses)	1,000.00	1,019.91	1.05%		5.35	(1)

N Class Shares
Actual	$1,000.00	$1,064.00	1.05%		$1.81	(1)
Hypothetical (5% return before expenses)	1,000.00	1,019.91	1.05%		5.35	(1)

TCW Conservative Allocation Fund
I Class Shares
Actual	$1,000.00	$1,038.40	0.42	% (2)	$2.16	(2)
Hypothetical (5% return before expenses)	1,000.00	1,023.09	0.42	% (2)	2.14	(2)

N Class Shares
Actual	$1,000.00	$1,036.70	0.79	% (2)	$4.06	(2)
Hypothetical (5% return before expenses)	1,000.00	1,021.22	0.79	% (2)	4.02	(2)

TCW Focused Equities Fund
I Class Shares
Actual	$1,000.00	$1,046.00	1.03%		$5.31
Hypothetical (5% return before expenses)	1,000.00	1,020.01	1.03%		5.24

N Class Shares
Actual	$1,000.00	$1,046.50	1.03%		$5.31
Hypothetical (5% return before expenses)	1,000.00	1,020.01	1.03%		5.24

108

TCW Funds, Inc.

TCW Funds, Inc.	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2017 to October 31, 2017)
TCW Global Real Estate Fund
I Class Shares
Actual	$1,000.00	$1,050.40	1.36%	$7.03
Hypothetical (5% return before expenses)	1,000.00	1,018.35	1.36%	6.92

N Class Shares
Actual	$1,000.00	$1,050.40	1.36%	$7.03
Hypothetical (5% return before expenses)	1,000.00	1,018.35	1.36%	6.92

TCW High Dividend Equities Fund
I Class Shares
Actual	$1,000.00	$1,003.60	1.14%	$5.76
Hypothetical (5% return before expenses)	1,000.00	1,019.46	1.14%	5.80

N Class Shares
Actual	$1,000.00	$1,003.60	1.14%	$5.76
Hypothetical (5% return before expenses)	1,000.00	1,019.46	1.14%	5.80

TCW New America Premier Equities Fund
I Class Shares
Actual	$1,000.00	$1,182.30	1.04%	$5.72
Hypothetical (5% return before expenses)	1,000.00	1,019.96	1.04%	5.30

N Class Shares
Actual	$1,000.00	$1,182.30	1.04%	$5.72
Hypothetical (5% return before expenses)	1,000.00	1,019.96	1.04%	5.30

TCW Relative Value Dividend Appreciation Fund
I Class Shares
Actual	$1,000.00	$1,045.70	0.80%	$4.13
Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.80%	4.08

N Class Shares
Actual	$1,000.00	$1,045.10	1.00%	$5.15
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%	5.09

TCW Relative Value Large Cap Fund
I Class Shares
Actual	$1,000.00	$1,065.30	0.75%	$3.90
Hypothetical (5% return before expenses)	1,000.00	1,021.43	0.75%	3.82

N Class Shares
Actual	$1,000.00	$1,064.20	1.00%	$5.20
Hypothetical (5% return before expenses)	1,000.00	1,020.16	1.00%	5.09

TCW Relative Value Mid Cap Fund
I Class Shares
Actual	$1,000.00	$1,100.50	1.03%	$5.45
Hypothetical (5% return before expenses)	1,000.00	1,020.01	1.03%	5.24

N Class Shares
Actual	$1,000.00	$1,099.60	1.15%	$6.09
Hypothetical (5% return before expenses)	1,000.00	1,019.41	1.15%	5.85

109

TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2017 to October 31, 2017)
TCW Select Equities Fund
I Class Shares
Actual	$1,000.00	$1,103.40	0.84%	$4.45
Hypothetical (5% return before expenses)	1,000.00	1,020.97	0.84%	4.28

N Class Shares
Actual	$1,000.00	$1,101.90	1.11%	$5.88
Hypothetical (5% return before expenses)	1,000.00	1,019.61	1.11%	5.65

(1)	Actual expenses are calculated using the annualized expense ratio, multiplied by the average account value over the period from inception of the Fund on August 31, 2017 through October 31, 2017, multiplied by the number of days in the inception period and divided by the number of days in the year. Hypothetical expenses are calculated using the annualized expense ratio, multiplied by the average account value for the six months ended October 31, 2017, multiplied by the number of days in the six month period and divided by the number of days in the year.
(2)	Does not included Expenses of the underlying affiliated investments.

110

TCW Funds, Inc.

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Trust Company of the West

Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending LLC
Metropolitan West Funds	TCW Direct Lending VII LLC
TCW Alternative Funds

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, and the TCW Alternative Funds, Sepulveda Management LLC and TCW Direct Lending (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

111

TCW Funds, Inc.

Privacy Policy (Continued)

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

112

TCW Funds, Inc.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, TCW Alternative Funds, Sepulveda Management LLC and TCW Direct Lending.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

TCW ALTERNATIVE FUNDS

SEPULVEDA MANAGEMENT LLC

TCW DIRECT LENDING LLC

TCW DIRECT LENDING VII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

113

TCW Funds, Inc.

Investment Management and Advisory Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. Unless terminated by either party, the Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Corporation (the “Board”), including the directors who are not “interested persons” of either the Corporation or the Advisor as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Directors”).

On September 18, 2017, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2018 through February 5, 2019. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors met separately by telephone on August 30, 2017, and in person on another occasion, with their independent legal counsel to review and discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Advisor for their consideration. The information, material facts, and conclusions that formed the basis for their recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the Independent Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Funds. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to those of appropriate peer groups of mutual funds. After reviewing this information, the Independent Directors requested additional information from the Advisor, which the Advisor provided and the Directors considered.

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors reviewed advice regarding legal and industry standards provided by their independent legal counsel, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed these matters with their independent legal counsel, who assisted them in their review and consideration of the renewal of the Agreement. The Independent Directors discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Directors did not

114

TCW Funds, Inc.

identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, extent, and quality of services provided by the Advisor

The Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the growth in assets over the past several years. The Independent Directors considered the ability of the Advisor to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, upgrading resources in the middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, and portfolio accounting. They noted the substantial additional resources made available by TCW, as the parent company of the Advisor. The Independent Directors examined and discussed a detailed description of the extensive supplemental services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Advisor and the Directors. The Advisor explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment performance

The Independent Directors considered the investment results of each Fund in light of its investment objective and principal strategies. They compared each Fund’s total returns with the total returns of other funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2017. The Independent Directors reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with the Advisor. In reviewing each Fund’s relative performance, the Independent Directors took into account each Fund’s strategies, distinct characteristics, asset size and diversification.

The Independent Directors noted that investment performance of most of the Funds was generally close to or above the median performance of the applicable peer group during the three-year period emphasized by Broadridge, but seven Funds ranked in the fourth or fifth quintile for that three-year period.

For the U.S. fixed income Funds, the Independent Directors noted the conservative profile of the Funds, which generally experienced less volatility compared to various other funds in the applicable peer group (except for the relative volatility of Total Return Bond Fund, which is a mortgage focused Fund). They also noted the Advisor’s conservative posture for these Funds with respect to credit and interest rate risks.

115

TCW Funds, Inc.

Investment Management and Advisory Agreement (Continued)

The Independent Directors noted that the performance of majority of these Funds ranked within the first, second or third quintiles for the one-, three-, five- and ten–year periods (or shorter periods since inception). The Core Fixed Income Fund ranked in the fourth quintile for the one-year period. The High Yield Bond Fund ranked in the fifth quintile for the one-year period. The Global Bond Fund ranked in the fifth quintile for the one-year period, and the fourth quintile for the three-year period. The Short Term Bond Fund ranked in the fourth or fifth quintile for each period.

For the U.S. equity Funds, the Independent Directors noted that the performance of most Funds for the various periods reviewed ranked in the first, second or third quintiles. The Select Equity Fund ranked in the fourth quintile for the five-year period and the fifth quintile for the one-year period. The Relative Value Dividend Appreciation Fund ranked in the fourth quintile for the ten-year period. The Relative Value Mid Cap Fund ranked in the fourth or fifth quintile for the three-, five- and ten-year periods, but improved to the first quintile in the one-year period. The Focused Equities Fund ranked in the fourth or fifth quintile for the one-, three-, five- and ten-year periods, and is being closely monitored by the Board. The High Dividend Equities Fund ranked in the fifth quintile for the one-year and since-inception periods, but the Independent Directors noted the Advisor’s explanation of the Fund’s investments in defensive companies, which hurt its relative performance. The Global Real Estate Fund ranked in the fourth quintile since inception but has shown more recent relative improvement.

For the international and emerging markets Funds, the Independent Directors noted that the performance of a majority of these Funds ranked in the first, second or third quintiles. The Emerging Markets Multi-Asset Opportunities Fund ranked in the fourth quintile for the one-year period, but ranked in the second quintile for the three-year period. The International Small Cap Fund ranked in the fifth quintile for the one-, three-, and five-year periods and, in view of its relatively new portfolio management team, the Board will continue to monitor the Fund closely. The Developing Markets Equity Fund ranked in the fifth quintile for the period since inception, but improved to the third quintile for the one-year period; the Board will also continue to monitor this Fund but has noted the Advisor’s view that the Fund should be evaluated over a full market cycle.

The Conservative Allocation Fund ranked in the fifth quintile for the one-year period, but had first and second quintile rankings for its longer periods.

In reviewing the Funds’ investment results, the Independent Directors recognized the Advisor’s deliberate strategy to manage risk in light of its critical view of the fixed-income securities markets and overall investment market conditions. In that connection, the Independent Directors and Board noted that the performance of some Funds for periods when they lagged their peer group averages remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the amount of risk employed by peer funds to achieve their returns.

The Independent Directors noted that each Fund’s performance was satisfactory over the relevant periods or, for those Funds that lagged peer group averages, the Advisor had discussed with the Board the reasons for that underperformance and the actions taken by the Advisor to address that underperformance, and the Board had determined to continue to monitor performance but did not believe that any immediate action was needed

The Independent Directors concluded that the Advisor should continue to provide investment advisory and management services to the Funds. The Independent Directors indicated that they would continue to

116

TCW Funds, Inc.

monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate.

The Board and the Independent Directors concluded that the Advisor was implementing each Fund’s investment objective and that the Advisor’s record in managing the Funds indicates that its continued management should benefit each Fund and its shareholders over the long term.

4. Advisory fees and total expenses

The Board compared the advisory fee and total expenses of each Fund (each as a percentage of average net assets) with the median advisory fee and total operating expense level of the other funds in the relevant Broadridge peer groups. The Independent Directors observed that each Fund’s advisory fee, giving effect to applicable waivers, was below or near the median of the peer group funds, with the following exceptions: The advisory fee for the Select Equities Fund exceeded the median by under 10 bps but exceeded the median total expenses by only 2 bps. The advisory fees for the Relative Value Dividend Appreciation Fund, the Relative Value Large Cap Fund, the Relative Value Mid Cap Fund, the Emerging Markets Income Fund and the Emerging Markets Local Currency Income Fund exceeded their respective peer group medians but their total expenses were less than the respective medians. The Independent Directors noted that for several Funds this result reflected substantial or full waivers of the advisory fee.

The Independent Directors noted the contractual expense limitations to which the Advisor has agreed with respect to each Fund and that the Advisor historically has absorbed any expenses in excess of these limits. The Independent Directors and the Board concluded that the competitive fees charged by the Advisor, and competitive expense ratios, should benefit each Fund and its shareholders.

The Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. They concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the Advisor’s more extensive services provided to the Funds and significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, pricing and valuation responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5. The Advisor’s costs, level of profits, and economies of scale

The Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Funds, as well as the resulting level of profits to the Advisor. The Independent Directors reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board also reviewed a comparison of the Advisor’s profitability with respect to the Funds to the profitability of certain publicly traded asset managers, which the Advisor had provided to support its view that the Advisor’s profitability was reasonable. The Board and the Independent Directors also considered the implementation of a supplemental compliance services agreement that reimburses the Advisor for a portion of its compliance and other administrative services in an amount reviewed and approved by the

117

TCW Funds, Inc.

Investment Management and Advisory Agreement (Continued)

Board and the Independent Directors. The Board noted that the Advisor has suspended charging that fee. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Advisor’s view that the advisory fees compare favorably to peer group fees giving effect to waivers, and that expenses remain competitive even at higher asset levels. The Board and the Independent Directors recognized the benefits to the Funds of the Adviser’s substantial past and on-going investment in the advisory business that benefits the Funds, such as successfully recruiting and retaining key professional talent, systems and technology, administration, compliance, legal and infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Independent Directors also noted the Advisor’s explanation of the increased resources required to manage the Funds as a result of both asset growth and increased competitive pressures. The Board and the Independent Directors further noted the Advisor’s past subsidies of the Funds’ operating expenses when they were newer and smaller and the Advisor’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Directors also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients rather than strictly mutual funds. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Directors considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Independent Directors noted that, in addition to the fees the Advisor receives under the Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Independent Directors concluded that any potential benefits to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that the Funds’ shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

118

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or

2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

119

TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2017, the following Funds paid a capital gain distribution within the meaning 852 (b) (3) (c) of the Code. Each fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Conservative Allocation Fund	$0.30
TCW New America Premier Equities Fund	$0.05
TCW Relative Value Dividend Appreciation Fund	$0.68
TCW Relative Value Large Cap Fund	$3.05
TCW Relative Value Mid Cap Fund	$1.86
TCW Select Equities Fund	$6.69

Under Section 854 (b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1 (h) (11) of the Code for the fiscal year ended October 31, 2017 (amounts in thousands):

Fund	Qualified Dividend Income
TCW Conservative Allocation Fund	$109
TCW Focused Equities Fund	$132
TCW Global Real Estate Fund	$24
TCW High Dividend Equities Fund	$106
TCW New America Premier Equities Fund	$61
TCW Relative Value Dividend Appreciation Fund	$18,463
TCW Relative Value Large Cap Fund	$9,139
TCW Relative Value Mid Cap Fund	$622

The following are dividend received deduction percentages for the Funds’ corporate shareholders:

Fund	Dividends Received Deductions
TCW Conservative Allocation Fund	14.79%
TCW Focused Equities Fund	100.00%
TCW Global Real Estate Fund	3.35%
TCW High Dividend Equities Fund	89.92%
TCW New America Premier Equities Fund	27.70%
TCW Relative Value Dividend Appreciation Fund	100.00%
TCW Relative Value Large Cap Fund	100.00%
TCW Relative Value Mid Cap Fund	100.00%

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2018, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

120

TCW Funds, Inc.

Directors and Officers of the Company

A board of nine directors is responsible for overseeing the operations of the Company, which consists of 21 Funds at October 31, 2017. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Indefinite term; Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point 360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).
John A. Gavin (1931)	Indefinite term; Mr. Gavin has served as a director of TCW Funds, Inc. since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	TCW Strategic Income Fund, Inc. (closed-end fund); Hotchkis and Wiley Funds (mutual fund).

Patrick C. Haden (1953) Chairman of the Board	Indefinite term; Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Senior Advisor to President (since July 2016) and Athletic Director (2010-June 2016), University of Southern California.	Tetra Tech, Inc. (environmental consulting); The Rose Hills Foundation (charitable foundation); Unihealth Foundation (charitable foundation); Fletcher Jones Foundation (charitable foundation); Mayr Foundation (charitable foundation); First Beverage (beverage consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Alternative Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed end fund).
Peter McMillan (1957)	Indefinite term; Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Managing Partner (since 2000), Willowbrook Capital Group, LLC (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITS (real estate investments); Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual fund).

Charles A. Parker (1934)	Indefinite term; Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado); TCW Strategic Income Fund, Inc. (closed-end fund).

Victoria B. Rogers (1961)	Indefinite term; Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President, The Rose Hills Foundation (charitable foundation).	Causeway Capital Management Trust (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund).

121

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Andrew Tarica (1959)	Indefinite term; Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer, Meadowbrook Capital Management (asset management company); Employee, Cowen & Co. (broker-dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual fund).

(1)	The address of each Independent Director is c/o Morgan Lewis, & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue 22nd Floor, Los Angeles, CA 90071.

Interested Directors

These directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Indefinite term; Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group, Inc., TCW Investment Management Company, TCW Asset Management Company and Metropolitan West Asset Management; Chief Executive Officer and Chairman (December 2009 to February 2013), TCW Investment Management Company; Vice Chairman and Chief Executive Officer (December 2009 to August 2012), The TCW Group, Inc. (December 2009 to February 2013) and December 2009 to February 2013) TCW Asset Management Company; Vice Chairman and President (November 2010 to February 2013); Vice Chairman (November 2010 to December 2014); and Chairman (2014 – December 2015), Trust Company of the West.	Qualcomm Incorporated (wireless communications)

122

TCW Funds, Inc.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
David S. DeVito (1962)	Indefinite term; Mr. DeVito has served as a director since January 2014.	Executive Vice President and Chief Operating Officer (since January 2016), TCW LLC; President and Chief Executive Officer (since 2015), TCW Alternative Funds; Executive Vice President and Chief Operating Officer (since October 2013), TCW Investment Management Company LLC, The TCW Group, Inc., Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; President and Chief Executive Officer (since January 2014), TCW Strategic Income Fund, Inc. ; Executive Vice President and Chief Financial Officer (since 2010), Metropolitan West Funds.	TCW Strategic Income Fund, Inc. (closed-end fund)

The officers of the Company who are not directors of the Company are:

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Lisa Eisen (1963)	Tax Officer	Tax Officer (since December 2016), Metropolitan West Funds, TCW Alternative Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW, LLC; Vice President of Corporate Tax and Payroll for Health Net, Inc. (1988 – July 2016).
Meredith S. Jackson (1959)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Senior Vice President, General Counsel and Secretary (since 2015), TCW Alternative Funds; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company, The TCW Group Inc., Trust Company of the West (2013 – December 2015), TCW Asset Management Company and Metropolitan West Asset Management; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc. and Metropolitan West Funds; Partner and Chair of the Debt Finance Practice Group (1999 – January 2013), Irell & Manella (law firm).

123

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Jeffrey Engelsman (1967)	Chief Compliance Officer since September 2014 and AML Officer since December 2016	AML Officer (since December 2016), TCW Alternative Funds, Metropolitan West Funds, and Global Chief Compliance Officer (since January 2016), TCW LLC; Chief Compliance Officer (since 2014), Metropolitan West Funds and TCW Alternative Funds; Managing Director, Global Chief Compliance Officer (since August 2014), TCW Investment Management Company LLC, Trust Company of the West (2014 – December 2015) TCW Asset Management, LLC and Metropolitan West Asset Management, LLC; Global Chief Compliance Officer (since September 2014), The TCW Group, Inc.; Chief Compliance Officer (since September 2014), TCW Strategic Income Fund, Inc.; Chief Compliance Officer (2009 – August 2014), MainStay Funds (mutual fund); Managing Director (2009 – July 2014), New York Life Investments (investment management).
Richard Villa (1964)	Treasurer and Principal Financial and Accounting Officer	Managing Director, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC; Treasurer (since 2015), TCW Alternative Funds; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc.; Managing Director and Chief Financial Officer and Assistant Secretary (since July 2008),TCW Investment Management Company, the TCW Group, Inc., Trust Company of the West (2008 – December 2015), TCW Asset Management Company LLC, and Metropolitan West Asset Management LLC.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of Trust Company of the West (February 2005 – December 2015), TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC and the Advisor, is Vice President and Assistant Treasurer of TCW Alternative Funds and Assistant Treasurer of the Company; and Patrick W. Dennis, Senior Vice President Associate General Counsel and Assistant Secretary of Trust Company of the West (February 2013 – December 2015), TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC and the Advisor, is Vice President and Assistant Secretary of TCW Alternative Funds and Assistant Secretary of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

124

TCW Funds, Inc.

865 South Figueroa Street

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

David S. DeVito

Director

John A. Gavin

Director

Peter McMillan

Director

Charles A. Parker

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Jeffrey A. Engelsman

Chief Compliance Officer

Patrick W. Dennis

Assistant Secretary

Lisa Eisen

Tax Officer

George N. Winn

Assistant Treasurer

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Focused Equities Fund

TCW Global Real Estate Fund

TCW High Dividend Equities Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

TCW International Small Cap Fund

FUNDarEQ1017

OCTOBER 31

A N N U A L

R E P O R T

U.S. FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David S. Devito President, Chief Executive Officer and Director

Dear Valued Investors,

It is my pleasure to present the 2017 annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2017. I would like to express our appreciation for your continued investment in the TCW Funds as well as welcome new shareholders to our fund family. As of October 31, 2017, the TCW Funds held total net assets of approximately $16.8 billion.

This report contains information and portfolio management discussions of our TCW Fixed Income Funds.

Economic Review and Market Environment

Geopolitical and idiosyncratic risks continued to be simultaneously heightened and severely discounted by investors during the period. Notwithstanding brief bouts of market volatility resulting from heated rhetoric between the U.S. and North Korea, devastating natural disasters in the southeast, and contentious political discourse, the overarching theme was one of upward-trending markets propagated by still-accommodative central banks even as the number of potential catalysts to overturn frothy valuations grew. Meanwhile, market volatility measures such as the VIX hovered near historical lows, illustrative of the apparent complacency supporting price levels. While late 2016/early 2017 sentiment held that the new administration in Washington DC was poised to spur a faster pace of economic growth with passage of long-absent fiscal stimulus, political reality (and intransigence) has frustrated much in the way of legislative progress. As a result, no meaningful acceleration in GDP has occurred and wage growth remains limited while a lack of inflationary pressure persists, the combination of which reveals little fundamental support for the lack of risk aversion in evidence. Though corporate earnings have been resilient and modestly growing, indications are that profit momentum has been sustained more by financial engineering than robust top-line growth.

Despite a lack of fundamental catalysts (in our view) for the recent return environment, the market for risk assets remained buoyant, with equity indices reaching new record high levels several times. Spread sectors in the fixed income market also posted solid positive performance, as investors continued to rely on dovish central banks to bring the Bloomberg Barclays Aggregate Index to a total return of 0.9%. Corporate credit outpaced the overall market with a return of 3.5% given a supportive technical backdrop of both strong inflows into domestic high grade funds and robust overseas demand for yield. High yield also benefitted from the quest for spread product, gaining nearly 9% during the period. Within non-corporate credit, sovereigns and municipals led the way with returns over 3%; municipals were supported by sanguine rating agencies in the aftermath of the hurricanes as potential cash flow disruption risks were limited by Federal aid, insurance and reserves. Among securitized issues, non-agency MBS continued to post consistent, positive returns, led by subprime and alt-A collateral. Agency MBS performance, meanwhile, was mixed within the coupon stack and was the only broader sector in the fixed income space to lag comparable maturity U.S. Treasury issues. Meanwhile, asset-backed securities (ABS) posted strong returns, led by floating rate student loans. Finally, non-agency backed CMBS securities modestly outperformed their agency CMBS counterparts despite the technical headwind of increased issuance during the latter part of the period.

The Economy and Market Ahead

With demand for yield remaining as a dominant market theme, technicals have generally superseded what we believe are deteriorating credit fundamentals. To this point, while the investment grade credit market has grown by 11%, or $3.5 trillion, since 2009, EBITDA growth for the credit universe over the same period was only 1%. Given peak corporate leverage levels that are unlikely to meaningfully improve in the foreseeable future as record

Letter to Shareholders (Continued)

debt issuance shows no sign of slowing, combined with weakening issuance practices, our view with regards to credit exposure is particularly cautious even as spreads appear to be lacking foundation. Similarly, consumer ABS new issuance continued at a robust pace in the third quarter, led by auto and credit card deals which brought year-to-date totals to $174.6 billion, 13% higher than 2016 levels. Further, while the Fed’s efforts to normalize rates and balance sheet levels have been well telegraphed thus far (with the latest announcement confirming that shrinking of the now $4.5 trillion balance sheet will begin in October), there are significant risks to the outlook that should give investors pause. Other risks include Fed policy and monetary policy implementation, as up to five new Fed board members could be confirmed in the next year, including a new chair. On the fiscal side of things, expectations for broad-based fiscal stimulus have repriced lower as discussions on infrastructure spending have ceased and the prospect of comprehensive tax reform appear unlikely, with the latest Republican blueprint showing a set of targeted tax cuts that may only provide a modest boost to growth in the short-term while potentially adding as much as $1-1.5 trillion on to the deficit.

Data sources for the discussion above include Bloomberg and Barclays.

We know that you have many choices when it comes to the management of your financial assets. On behalf of everyone at TCW, I would like to thank you for making the TCW Funds part of your long-term investment plan. We truly value our relationship with you. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I wish you all the best in the coming year and look forward to further correspondence with you through our semi-annual report in 2018.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

[THIS PAGE INTENTIONALLY LEFT BLANK]

TCW Core Fixed Income Fund

Management Discussions

The TCW Core Fixed Income Fund (the “Fund”) returned 0.68% and 0.41% on its I Class and N Class shares, respectively, for the year ended October 31, 2017. The performance of the Fund’s classes varies because of differing expenses. The Bloomberg Barclays Aggregate Bond Index, the Fund’s benchmark, returned 0.90% for the same period.

Performance was restrained by the underweight to investment grade corporates, particularly commodity-related sectors, and non-U.S. sovereign debt which outpaced the Index on a duration-adjusted basis. The underweight to credit was somewhat offset by the allocation to securitized products, particularly the off-Index allocations to asset-backed securities (ABS) backed by floating rate government guaranteed student loan receivables and non-agency mortgage-backed securities (MBS). Non-agency MBS was supported by solid investor demand given attractive loss-adjusted yields and a profile characterized by low volatility, short duration, and improving fundamentals. Meanwhile, the defensive duration position of the Fund was beneficial as intermediate and long Treasury rates moved higher with the 10-Year up over 55 basis points (bps) to end October at 2.38%. Finally, the Fund continued to see contributions on the margin from the position in Japanese Government issued T-bills, with the Yen exposure fully hedged out using a Dollar-Yen cross currency swap.

The Fund remains true to its disciplined, value-based approach, reflected in a focus on higher quality, more defensive areas of the market and a relatively short duration profile. Securitized products, which offer opportunities for attractive risk-adjusted returns, remain an emphasis and positioning favors high quality, more senior issues. Commercial MBS exposure is skewed towards agency-backed issues as well as seasoned non-agency bonds at the top of the capital structure and single asset single borrower deals, while the ABS overweight is focused on high quality non-traditional collateral such as government guaranteed student loan receivables, for which value remains given the integrity of the government guarantee, though the position was trimmed somewhat as prices have improved since mid-2016. Finally, corporate leverage near historic highs, along with weakening credit underwriting standards informs a cautious approach to the sector, along with high yield and commercial mortgage-backed securities, which often serve as a corporate substitute (and share risk similarities). Ultimately, expectations for price adjustments to provide sufficient yield compensation for aggregated risks will inform repositioning of the portfolio and an increased risk budget. In the meantime, the Fund will maintain caution, while keeping up the yield profile through selective additions offering attractive risk-adjusted return profiles.

TCW Core Fixed Income Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Year	3 Year	5 Year	10 Year	Inception Fund		Inception Index
TCW Core Fixed Income Fund
Class I – 1/1/1990	0.68%	1.96%	1.90%	5.43%	6.07	%(2)	6.05%
Class N – 2/26/1999	0.41%	1.68%	1.59%	5.11%	5.12%		4.92%
Bloomberg Barclays Aggregate Bond Index	0.90%	2.40%	2.04%	4.19%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Enhanced Commodity Strategy Fund

Management Discussions

The TCW Enhanced Commodity Strategy Fund (the “Fund”) gained 4.55% on both I Class and N Class shares for the year ended October 31, 2017. The Bloomberg Commodities Index, the Fund’s benchmark, returned 2.35% for the same period.

The Fund’s outperformance was driven by the allocation to corporate credit, particularly banking and insurance credits. Meanwhile, the Fund’s emphasis on securitized products also contributed, particularly via issue selection in the non-agency commercial mortgage-backed securities (CMBS) space. Also additive to performance was the Fund’s allocation to asset-backed securities (ABS) backed by floating rate government guaranteed student loan receivables, as well as subprime/alt-A non-agency MBS holdings which benefitted from solid demand and continued improvements in fundamentals such as higher home prices and lower loan-to-value ratios.

The Fund remains true to its disciplined, value-based approach, reflected in a focus on higher quality, more defensive areas of the market and a relatively short duration profile while cash levels remain relatively high to retain liquidity. Securitized products, particularly non-agency MBS which offer opportunities for attractive risk-adjusted returns, remain an emphasis and positioning favors high quality, more senior issues. The ABS overweight is focused on bonds backed by FFELP student loans which provide government guaranteed credit at a significant yield premium versus comparable Treasuries. Meanwhile, corporate leverage remains near historic highs and, coupled with weakening credit underwriting standards, informs a cautious approach to the sector, favoring financials over industrials. Ultimately, expectations for price adjustments to provide sufficient yield compensation for aggregated risks will inform the asset mix of the Fund and any adjustments to the risk budget. In the meantime, the Fund will maintain caution, while keeping up the yield profile through selective additions offering attractive risk-adjusted return profiles.

TCW Enhanced Commodity Strategy Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Year	3 Year	5 Year	Since Inception
TCW Enhanced Commodity Strategy Fund
Class I – 3/31/2011	4.55%	(8.55)%	(7.74)%	(7.63)%
Class N – 3/31/2011	4.55%	(8.56)%	(7.75)%	(7.64)%
Bloomberg Commodity Index	2.35%	(9.54)%	(9.37)%	(9.58)%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Global Bond Fund

Management Discussions

The TCW Global Bond Fund (the “Fund”) gained 1.07% on both I Class and N Class shares for the year ended October 31, 2017. The Bloomberg Barclays Global Aggregate Index, the Fund’s benchmark, returned 1.18% for the same period.

From a country perspective, the Fund’s emphasis on the U.S. was additive as the U.S. outpaced the Index, though the underweight to Brazil, the UK, Canada, and the Netherlands detracted as these countries also outperformed the Index. The continued emphasis on U.S. dollar assets and small overweight to yen and pound denominated bonds contributed, while the underweight to the Euro was a small drag. Looking at sector allocation, the Fund remained underweight corporate credit, particularly industrials, which weighed on relative performance as the sector continued to rally amidst strong demand from yield seeking investors. Commodity-related sectors, an underweight in the Fund, performed the best as oil prices edged higher. The underweight to emerging market credit was also a drag, though the small position in high yield credit boosted returns as below investment grade credit outpaced the Global Aggregate Index by over 800 basis points (bps) on a duration-adjusted basis over the period. Further gains came from structured products, with the underweight to agency mortgage-backed securities (MBS) contributing as mortgages lagged the Index, and the allocation to non-agency MBS benefitting returns as investor sponsorship for the sector remained strong given rising home prices and continued improvements in credit fundamentals. Additionally, the position in agency commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) backed by government guaranteed student loan cash flows contributed.

The Fund remains true to its disciplined, value-based approach, reflected in a focus on higher quality, more defensive areas of the market and a relatively short duration profile. While rates have not risen significantly this quarter, the end to accommodative monetary policy by the Fed and the ECB all point to the prospect of higher rates in the future. This, combined with the relatively better U.S. growth prospects that have emerged recently, informs a continued underweight to most of Europe and Asia, particularly continental Europe and Japan, and an overweight to the U.S. Similarly, currency exposure remains significantly underweight the euro and yen, with a smaller underweight to the pound, in favor of the U.S. dollar. Concerns about the aging credit cycle also inform our cautious sector exposures. Tight valuations and historically high leverage in the corporate sector inform our credit positioning, which favors regulated sectors like U.S. financials with limited re-leveraging risk and reasonable yield premiums, and high quality, low beta U.S. industrials, with a small allocation to select U.S. high yield corporate and investment grade emerging market bonds. U.S. securitized products, which continue to provide protection from excesses in credit markets and offer opportunities for attractive risk-adjusted returns, represent a relative overweight, with a preference for non-agency MBS, CMBS, and government guaranteed student loan ABS.

TCW Global Bond Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Year	3 Year	5 Year	Since Inception
TCW Global Bond Fund
Class I – 11/30/2011	1.07%	0.67%	0.35%	2.35%
Class N – 11/30/2011	1.07%	0.67%	0.35%	2.35%
Bloomberg Barclays Global Aggregate Bond Index	1.18%	1.17%	0.43%	1.26%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW High Yield Bond Fund

Management Discussions

The TCW High Yield Bond Fund (the “Fund”) gained 6.80% and 6.59% for its I Class and N Class shares, respectively, for the year ended October 31, 2017. The performance of the Fund’s classes varies because of differing expenses. The Citigroup High Yield Cash Pay Custom Index, the Fund’s benchmark, returned 8.48% over the same period.

Despite the positive absolute returns, performance relative to the Index has disappointed, with a lag of 168 basis points, largely due to the highly defensive orientation which has underweighted the more volatile basic industry and energy sectors that posted outsized returns. From an issuer perspective, the largest drag came from Homer City which experienced further spread widening, though this was offset by solid security selection among strong U.S. banking credits. The overall higher quality emphasis was also a drag as lower rated cohorts outperformed during the period. Outside of corporates, the small off-Index allocation to subprime non-agency mortgage-backed securities (MBS) benefitted returns given the strong fundamentals of the sector. Finally, the Fund’s defensive duration position benefitted returns as intermediate and long U.S. Treasury rates were higher over the year, with the 10-Year U.S. Treasury yield up by over 55 basis points (bps).

The Fund remains true to its disciplined, value-based approach, reflected in a focus on higher quality, more defensive areas of the market that are non-cyclical and recession-resistant. Industrial credits continue to represent a relative underweight, with select positioning focused on asset heavy companies with stable cash flows and strong balance sheets such as lower beta packaging, transportation, communication, food & beverage, and midstream credits. Going forward, we continue to emphasize security selection (in other words, seeking to discern between the winners and losers) to minimize downside risk, an approach we believe will be key to outperforming in the late stages of the credit cycle. To this end, the cash position of the Fund remains elevated as expectations for episodic volatility will ultimately provide opportunities to expand the increased risk budget. In the meantime, the Fund will maintain caution, while keeping up the yield profile through selective additions offering attractive risk-adjusted return profiles.

TCW High Yield Bond Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Year	3 Year	5 Year	10 Year	Inception Fund		Inception Index
TCW High Yield Bond Fund
Class I – 2/1/1989	6.80%	4.51%	5.04%	6.01%	7.25	%(2)	8.06%
Class N – 2/26/1999	6.59%	4.23%	4.80%	5.80%	5.34%		6.83%
Citigroup High Yield Cash Pay Custom Index	8.48%	4.97%	5.74%	7.25%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Short Term Bond Fund

Management Discussions

The TCW Short Term Bond Fund (the “Fund”) returned 0.75% for the year ended October 31, 2017. The Citigroup 1-Year Treasury Index, the Fund’s benchmark, returned 0.59% for the same period.

The Fund outperformed the Index by 16 basis points (bps) for the year. Returns were driven by the allocation to corporate credit, with REITs and banking contributing the most. Performance benefitted further from the emphasis on structured products, particularly agency mortgage-backed securities (MBS) which recovered later in the period after the Fed provided more clarify regarding plans for balance sheet normalization. The small allocation to non-agency MBS also performed well due to solid investor demand given attractive loss-adjusted yields and a profile characterized by low volatility, short duration, and improving fundamentals. Finally, returns benefitted modestly from the defensive duration position as short U.S. Treasury yields moved higher.

The Fund remains true to its disciplined, value-based approach, reflected in a focus on higher quality, more defensive areas of the market and a relatively short duration profile, while cash levels remain relatively high to retain liquidity. Securitized products, which offer opportunities for attractive risk-adjusted returns, remain an emphasis and positioning favors high quality, more senior issues, with the commercial MBS exposure made up of agency issues and seasoned non-agency bonds at the top of the capital structure. Finally, corporate leverage near historic highs, along with weakening credit underwriting standards informs a cautious approach to the sector, along with commercial mortgage-backed securities, which often serve as a corporate substitute (and share risk similarities). Ultimately, expectations for price adjustments to provide sufficient yield compensation for aggregated risks will inform repositioning of the portfolio and an increased risk budget. In the meantime, the Fund will maintain caution, while keeping up the yield profile through selective additions offering attractive risk-adjusted return profiles.

TCW Short Term Bond Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Year	3 Year	5 Year	10 Year	Since Inception
TCW Short Term Bond Fund
Class I – 2/1/1990	0.75%	0.61%	0.63%	1.51%	3.97	%(2)
Citigroup 1 Yr Treasury Index	0.59%	0.49%	0.42%	1.03%	3.56%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

TCW Total Return Bond Fund

Management Discussions

The TCW Total Return Bond Fund (the “Fund”) returned 0.72% and 0.41% on its I Class and N Class shares, respectively, for the year ended October 31, 2017. The performance of the Fund’s classes varies because of differing expenses. The Bloomberg Barclays Aggregate Bond Index, the Fund’s benchmark, returned 0.90% for the same period.

Returns were driven by the off-Index allocation to non-agency mortgage-backed securities (MBS) (particularly bonds backed by alt-A and subprime mortgages), which have benefitted from solid demand and continued improvements in fundamentals such as higher home prices and lower loan-to-value ratios. The next largest contribution comes from the exposure to floating rate government guaranteed student loan asset-backed securities (ABS) as the sector benefited from the conclusion of downgrade watch with results that were less negative than anticipated. Finally, given the increase in Treasury rates over the period, the Fund’s defensive duration position further contributed. However, the overweight to agency MBS was a drag as the sector widened over the period on news of the Fed tapering its balance sheet, while a lack of exposure to credit further weighed on relative performance given the ongoing search for yield by investors that boosted the appetite for spread assets, with investment grade credit outpacing Treasuries by nearly 400 basis points (bps) on a duration-adjusted basis.

Going forward, the Fund remains true to its disciplined, value-based approach, reflected via a focus on higher quality, more defensive areas of the market and a shorter duration profile relative to the aggregate fixed income universe. Corporate credit continues to be absent in the Fund given its mortgage focus, while positioning in securitized products favors higher quality, more senior issues. The Fund’s non-agency MBS holdings emphasize issues with better relative quality and near term cash flows, while the overweight to agency MBS tactically allocates between specified pools and TBAs contingent on relative value with a modest allocation to floating rate collateralized mortgage obligations (CMOs). The exposure to commercial MBS is skewed towards agency-backed bonds as well as seasoned non-agency securities at the top of the capital structure and single asset/single borrower deals, while the ABS overweight emphasizes high quality non-traditional collateral such as government guaranteed student loan receivables, for which value remains given the integrity of the government guarantee, though the position was trimmed over the period as prices have improved since mid-2016. Ultimately, expectations for price adjustments to provide sufficient yield compensation for aggregated risks will inform the asset mix of the Fund and any adjustments to the risk budget. In the meantime, the Fund will maintain caution, while keeping up the yield profile through selective additions that offer attractive risk-adjusted return profiles.

TCW Total Return Bond Fund

Management Discussions (Continued)

	Annualized Return(1)
	1 Year	3 Year	5 Year	10 Year	Inception Fund	Inception Index
TCW Total Return Bond Fund
Class I – 6/17/1993	0.72%	2.19%	2.86%	6.22%	6.47%	5.35%
Class N – 2/26/1999	0.41%	1.85%	2.55%	5.90%	5.96%	4.92%
Bloomberg Barclays Aggregate Bond Index	0.90%	2.40%	2.04%	4.19%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

TCW Core Fixed Income Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES — 99.3% of Net Assets
CORPORATE BONDS — 28.5%
Aerospace/Defense — 0.8%
L3 Technologies, Inc.
5.20%	10/15/19	$3,202,000	$3,389,597
Lloyds Banking Group Plc (United Kingdom)
2.91%	11/07/23	1,740,000	1,740,000
Northrop Grumman Corp.
3.25%	01/15/28	2,605,000	2,630,058
United Technologies Corp.
1.78%	05/04/18	5,850,000	5,849,894

			13,609,549

Agriculture — 0.4%
Bat Capital Corp.
2.30% (1)	08/14/20	1,500,000	1,501,547
BAT International Finance PLC (United Kingdom)
1.85% (1)	06/15/18	5,000,000	5,001,328

			6,502,875

Airlines — 0.5%
America West Airlines, Inc. Pass-Through Certificates, (01-1) (EETC)
7.10%	10/02/22	1,633,860	1,776,782
Continental Airlines, Inc. Pass-Through Certificates, (00-2-A1) (EETC)
7.71%	10/02/22	20,171	22,201
Continental Airlines, Inc. Pass-Through Certificates, (07-1-A) (EETC)
5.98%	10/19/23	934,629	1,034,410
Continental Airlines, Inc. Pass-Through Certificates, (09-2-A1) (EETC)
7.25%	05/10/21	650,861	708,235
Continental Airlines, Inc. Pass-Through Certificates, (99-1-A) (EETC)
6.55%	08/02/20	499,211	517,931
Northwest Airlines LLC Pass-Through Certificates, (01-1-A1) (EETC)
7.04%	10/01/23	489,585	561,493
US Airways Group, Inc. Pass-Through Certificates (12-1A) (EETC)
5.90%	04/01/26	1,853,487	2,086,187

Issues	Maturity Date	Principal Amount	Value
Airlines (Continued)
US Airways Group, Inc. Pass-Through Certificates, (10-1A) (EETC)
6.25%	10/22/24	$435,275	$490,147
US Airways Group, Inc. Pass-Through Certificates, (12-2-A) (EETC)
4.63%	12/03/26	738,265	791,721

			7,989,107

Auto Manufacturers — 0.6%
Ford Motor Credit Co. LLC
2.24%	06/15/18	2,000,000	2,004,525
2.29% (3 mo. USD LIBOR + 0.940%) (2)	01/09/18	3,000,000	3,003,884
General Motors Co.
6.60%	04/01/36	1,680,000	2,011,759
General Motors Financial Co., Inc.
3.10%	01/15/19	3,500,000	3,544,889

			10,565,057

Banks — 10.2%
Bank of America Corp.
2.37% (3 mo. USD LIBOR + 0.660%) (2)	07/21/21	1,030,000	1,028,809
2.60%	01/15/19	1,500,000	1,510,340
3.09% (3 mo. USD LIBOR + 1.0900%) (2)	10/01/25	2,560,000	2,550,618
3.71% (3 mo. USD LIBOR + 1.512%) (2)	04/24/28	6,900,000	7,052,000
4.13%	01/22/24	2,675,000	2,851,741
5.65%	05/01/18	5,930,000	6,044,926
6.88%	04/25/18	12,420,000	12,724,669
7.63%	06/01/19	3,000,000	3,255,013
Capital One N.A.
2.35%	08/17/18	2,450,000	2,457,780
Citigroup, Inc.
1.80%	02/05/18	7,000,000	7,001,682
2.05%	12/07/18	5,500,000	5,505,726
2.50%	09/26/18	4,000,000	4,023,574
2.50%	07/29/19	1,700,000	1,711,947
6.13%	11/21/17	3,225,000	3,233,087
6.13%	05/15/18	5,450,000	5,576,462
Discover Bank/Greenwood DE
4.20%	08/08/23	1,500,000	1,595,944
7.00%	04/15/20	1,495,000	1,653,404

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2017

Issues	Maturity Date	Principal Amount	Value
Banks (Continued)
Goldman Sachs Group, Inc. (The)
2.38%	01/22/18	$622,000	$623,161
3.85%	07/08/24	2,435,000	2,540,667
5.25%	07/27/21	1,000,000	1,096,255
5.95%	01/18/18	9,000,000	9,082,836
6.00%	06/15/20	50,000	54,745
6.15%	04/01/18	9,335,000	9,503,359
7.50%	02/15/19	2,378,000	2,542,325
HBOS PLC (United Kingdom)
6.75% (1)	05/21/18	4,000,000	4,099,964
JPMorgan Chase & Co.
2.70%	05/18/23	2,100,000	2,094,891
3.22% (3 mo. USD LIBOR + 1.155%) (2)	03/01/25	3,250,000	3,283,763
6.00%	01/15/18	13,100,000	13,217,784
Lloyds TSB Bank PLC (United Kingdom)
5.80% (1)	01/13/20	850,000	916,107
Morgan Stanley
2.11% (3 mo. USD LIBOR + 0.800%) (2)	02/14/20	3,000,000	3,014,159
2.29% (3 mo. USD LIBOR + 0.930%) (2)	07/22/22	5,000,000	5,037,133
5.63%	09/23/19	1,750,000	1,862,023
6.63%	04/01/18	3,975,000	4,054,363
7.30%	05/13/19	10,470,000	11,286,744
Santander UK PLC (United Kingdom)
2.50%	03/14/19	3,250,000	3,274,580
UBS AG (Switzerland)
1.80%	03/26/18	3,305,000	3,307,973
Wachovia Corp.
5.75%	02/01/18	11,000,000	11,113,694
Wells Fargo & Co.
2.60%	07/22/20	2,355,000	2,380,204
2.63%	07/22/22	2,000,000	1,993,573
3.00%	04/22/26	7,765,000	7,599,241
3.55%	09/29/25	925,000	950,667
Wells Fargo Bank N.A.
6.00%	11/15/17	2,340,000	2,343,861

			177,051,794

Beverages — 0.2%
Anheuser-Busch InBev Finance, Inc.
4.90%	02/01/46	2,485,000	2,803,054

Biotechnology — 0.6%
Amgen, Inc.
4.40%	05/01/45	1,870,000	1,976,862
4.66%	06/15/51	1,402,000	1,522,748

Issues	Maturity Date	Principal Amount	Value
Biotechnology (Continued)
Baxalta, Inc.
2.88%	06/23/20	$2,000,000	$2,030,275
Biogen, Inc.
5.20%	09/15/45	1,168,000	1,348,581
Celgene Corp.
5.00%	08/15/45	2,200,000	2,422,367
Gilead Sciences, Inc.
4.15%	03/01/47	1,000,000	1,033,073

			10,333,906

Diversified Financial Services — 1.5%
American Express Co.
7.00%	03/19/18	3,000,000	3,062,420
American Express Credit Corp.
2.20%	03/03/20	2,650,000	2,658,689
GE Capital International Funding Co. Unlimited Co. (Ireland)
4.42%	11/15/35	425,000	455,264
International Lease Finance Corp.
3.88%	04/15/18	1,000,000	1,009,303
7.13% (1)	09/01/18	4,000,000	4,167,500
JPMorgan Chase & Co.
7.25%	02/01/18	7,475,000	7,577,229
Protective Life Global Funding
1.72% (1)	04/15/19	4,000,000	3,993,755
Protective Life Global Funding
1.87% (3 mo. USD LIBOR + 0.550%) (1)(2)	06/08/18	2,875,000	2,882,178

			25,806,338

Electric — 2.4%
Appalachian Power Co.
4.45%	06/01/45	1,500,000	1,647,206
Commonwealth Edison Co.
3.65%	06/15/46	975,000	976,173
Duke Energy Progress LLC
3.70%	10/15/46	2,800,000	2,808,380
El Paso Electric Co.
3.30%	12/15/22	2,250,000	2,280,858
Emera US Finance LP
2.15%	06/15/19	3,684,000	3,678,091
Entergy Mississippi, Inc.
3.10%	07/01/23	3,000,000	3,077,271
FirstEnergy Transmission LLC
4.35% (1)	01/15/25	1,585,000	1,688,589
Indiana Michigan Power Co.
4.55%	03/15/46	1,000,000	1,120,524
ITC Holdings Corp.
3.25%	06/30/26	4,000,000	3,990,698

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
Electric (Continued)
Kansas City Power & Light Co.
3.15%	03/15/23	$4,000,000	$4,090,555
KCP&L Greater Missouri Operations Co.
8.27%	11/15/21	1,100,000	1,252,891
Metropolitan Edison Co.
3.50% (1)	03/15/23	3,300,000	3,411,245
MidAmerican Energy Co.
5.80%	10/15/36	1,800,000	2,275,183
Niagara Mohawk Power Corp.
2.72% (1)	11/28/22	1,000,000	1,004,404
Public Service Co. of New Mexico
7.95%	05/15/18	2,545,000	2,626,934
Public Service Co. of Oklahoma
4.40%	02/01/21	2,000,000	2,117,234
Puget Energy, Inc.
6.00%	09/01/21	1,980,000	2,220,645
Southwestern Electric Power Co.
6.45%	01/15/19	1,000,000	1,049,395
Tucson Electric Power Co.
5.15%	11/15/21	1,000,000	1,099,862

			42,416,138

Energy-Alternate Sources — 0.1%
Alta Wind Holdings LLC
7.00% (1)(3)(4)	06/30/35	1,053,598	1,229,012

Environmental Control — 0.2%
Republic Services, Inc.
2.90%	07/01/26	2,075,000	2,034,087
3.80%	05/15/18	2,000,000	2,023,066

			4,057,153

Food — 0.4%
Kraft Heinz Foods Co.
3.00%	06/01/26	875,000	847,059
3.95%	07/15/25	1,850,000	1,922,723
4.38%	06/01/46	1,700,000	1,669,187
5.38%	02/10/20	143,000	153,094
6.13%	08/23/18	3,000,000	3,103,048

			7,695,111

Gas — 0.3%
CenterPoint Energy Resources Corp.
6.25%	02/01/37	1,750,000	2,204,908
KeySpan Gas East Corp.
5.82% (1)	04/01/41	1,686,000	2,166,556
NiSource Finance Corp.
6.80%	01/15/19	62,000	65,387

			4,436,851

Issues	Maturity Date	Principal Amount	Value
Healthcare-Services — 2.3%
Aetna, Inc.
1.70%	06/07/18	$4,300,000	$4,299,861
Anthem, Inc.
1.88%	01/15/18	2,450,000	2,452,133
2.30%	07/15/18	1,360,000	1,365,188
7.00%	02/15/19	1,750,000	1,861,040
Cigna Corp.
3.05%	10/15/27	2,580,000	2,521,095
Fresenius Medical Care US Finance II, Inc.
5.63% (1)	07/31/19	4,100,000	4,334,381
Hartford HealthCare Corp.
5.75%	04/01/44	2,545,000	3,057,123
Kaiser Foundation Hospitals
4.15%	05/01/47	3,000,000	3,211,324
New York and Presbyterian Hospital (The)
3.56%	08/01/36	4,105,000	4,014,490
North Shore Long Island Jewish Health Care, Inc.
4.80%	11/01/42	3,000,000	3,251,965
NYU Hospitals Center
4.43%	07/01/42	3,000,000	3,141,801
Saint Barnabas Health Care System
4.00%	07/01/28	3,290,000	3,276,201
Sutter Health
2.29%	08/15/53	2,270,000	2,287,025
UnitedHealth Group, Inc.
4.63%	07/15/35	1,305,000	1,477,462

			40,551,089

Insurance — 0.6%
Berkshire Hathaway Finance Corp.
4.40%	05/15/42	2,500,000	2,777,126
Farmers Exchange Capital
7.20% (1)	07/15/48	1,625,000	2,136,737
Farmers Exchange Capital II
6.15% (3 mo. USD LIBOR + 3.744%) (1)(2)	11/01/53	2,250,000	2,583,934
MetLife, Inc.
4.37%	09/15/23	800,000	872,207
5.70%	06/15/35	300,000	373,908
Pricoa Global Funding I
1.60% (1)	05/29/18	1,000,000	1,000,344
Prudential Financial, Inc.
4.50%	11/15/20	1,000,000	1,065,590

			10,809,846

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2017

Issues	Maturity Date	Principal Amount	Value
Internet — 0.1%
Amazon.com, Inc.
3.15% (1)	08/22/27	$2,600,000	$2,620,929

Media — 0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital
4.91%	07/23/25	4,130,000	4,401,586
NBCUniversal Media LLC
5.15%	04/30/20	200,000	215,445
Time Warner Cable LLC
6.75%	07/01/18	2,501,000	2,581,071

			7,198,102

Mining — 0.0%
Southern Copper Corp. (Peru)
7.50%	07/27/35	300,000	397,474

Miscellaneous Manufacturers — 0.4%
General Electric Capital Corp.
1.80% (3 mo. USD LIBOR + 0.480%) (2)	08/15/36	3,315,000	3,027,795
3.15%	09/07/22	287,000	297,665
Siemens Financieringsmaatschappij NV (Netherlands)
1.70% (1)	09/15/21	2,868,000	2,809,614

			6,135,074

Oil & Gas — 0.1%
Noble Energy, Inc.
5.05%	11/15/44	1,000,000	1,051,475
Shell International Finance BV (Netherlands)
4.38%	05/11/45	1,250,000	1,361,826

			2,413,301

Packaging & Containers — 0.1%
Amcor Finance USA, Inc.
3.63% (1)	04/28/26	1,500,000	1,488,551

Pharmaceuticals — 0.6%
AbbVie, Inc.
1.80%	05/14/18	1,500,000	1,501,130
4.70%	05/14/45	50,000	54,478
Actavis Funding SCS (Luxembourg)
2.35%	03/12/18	900,000	902,147
4.55%	03/15/35	1,150,000	1,212,962
AstraZeneca PLC (United Kingdom)
3.13%	06/12/27	1,700,000	1,686,610
Pfizer, Inc.
4.40%	05/15/44	1,282,000	1,425,202

Issues	Maturity Date	Principal Amount	Value
Pharmaceuticals (Continued)
Shire Acquisitions Investments Ireland DAC (Ireland)
1.90%	09/23/19	$3,835,000	$3,821,450

			10,603,979

Pipelines — 1.5%
Enbridge Energy Partners LP
5.88%	10/15/25	1,000,000	1,145,629
Energy Transfer Partners LP
5.95%	10/01/43	1,500,000	1,602,820
Florida Gas Transmission Co. LLC
3.88%	07/15/22	2,000,000	2,089,165
7.90%	05/15/19	1,250,000	1,353,330
Panhandle Eastern Pipe Line Co. LP
7.00%	06/15/18	675,000	696,154
8.13%	06/01/19	825,000	894,482
Ruby Pipeline LLC
6.00% (1)	04/01/22	2,225,379	2,364,502
Sabine Pass Liquefaction LLC
5.63%	03/01/25	2,000,000	2,222,500
Southern Natural Gas Co. LLC
7.35%	02/15/31	2,590,000	3,315,697
TC PipeLines LP
4.38%	03/13/25	2,000,000	2,099,709
Tennessee Gas Pipeline Co.
8.38%	06/15/32	2,090,000	2,742,579
Texas Eastern Transmission LP
2.80% (1)	10/15/22	1,000,000	995,982
TransCanada PipeLines, Ltd. (Canada)
6.10%	06/01/40	375,000	491,494
Williams Partners LP
3.90%	01/15/25	1,000,000	1,029,043
6.30%	04/15/40	2,000,000	2,435,433

			25,478,519

REIT — 2.1%
Alexandria Real Estate Equities, Inc.
4.60%	04/01/22	2,250,000	2,401,608
AvalonBay Communities, Inc.
3.95%	01/15/21	1,000,000	1,044,445
Boston Properties LP
5.88%	10/15/19	2,200,000	2,344,380
CC Holdings GS V LLC / Crown Castle GS III Corp.
3.85%	04/15/23	1,065,000	1,109,892
HCP, Inc.
3.75%	02/01/19	2,000,000	2,035,329
3.88%	08/15/24	2,295,000	2,363,412

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
REIT (Continued)
Healthcare Realty Trust, Inc.
5.75%	01/15/21	$2,900,000	$3,177,194
Highwoods Realty LP
7.50%	04/15/18	1,459,000	1,494,395
Realty Income Corp.
2.00%	01/31/18	2,150,000	2,149,983
SL Green Operating Partnership LP
3.25%	10/15/22	2,590,000	2,601,153
SL Green Realty Corp.
5.00%	08/15/18	2,440,000	2,480,725
7.75%	03/15/20	1,000,000	1,112,854
Ventas Realty LP
3.85%	04/01/27	750,000	765,660
Ventas Realty LP / Ventas Capital Corp.
2.00%	02/15/18	2,425,000	2,427,018
2.70%	04/01/20	1,500,000	1,514,023
WEA Finance LLC / Westfield UK & Europe Finance PLC
3.25% (1)	10/05/20	2,000,000	2,038,485
Welltower, Inc.
3.75%	03/15/23	605,000	629,088
4.95%	01/15/21	545,000	584,145
6.13%	04/15/20	3,400,000	3,711,341

			35,985,130

Retail — 0.6%
Alimentation Couche-Tard, Inc. (Canada)
3.55% (1)	07/26/27	3,535,000	3,557,056
CVS Health Corp.
3.88%	07/20/25	3,920,000	4,038,366
Wal-Mart Stores, Inc.
4.75%	10/02/43	2,100,000	2,496,580

			10,092,002

Software — 0.2%
Microsoft Corp.
2.88%	02/06/24	1,700,000	1,732,172
3.75%	02/12/45	2,000,000	2,033,183

			3,765,355

Telecommunications — 1.3%
AT&T, Inc.
4.13%	02/17/26	1,400,000	1,439,053
4.35%	06/15/45	1,500,000	1,335,292
4.45%	04/01/24	1,500,000	1,592,800
4.50%	03/09/48	970,000	881,207
4.75%	05/15/46	3,000,000	2,840,566
5.25%	03/01/37	3,435,000	3,579,373

Issues	Maturity Date	Principal Amount	Value
Telecommunications (Continued)
Qwest Corp.
7.25%	09/15/25	$1,000,000	$1,116,499
Verizon Communications, Inc.
3.00%	11/01/21	1,526,000	1,558,114
4.27%	01/15/36	1,439,000	1,415,750
4.52%	09/15/48	600,000	575,571
4.86%	08/21/46	3,500,000	3,538,402
5.01%	04/15/49	150,000	153,730
5.25%	03/16/37	2,500,000	2,742,752

			22,769,109

Transportation — 0.0%
Burlington Northern Santa Fe LLC
4.15%	04/01/45	650,000	694,512

Total Corporate Bonds
(Cost: $484,108,943)			495,498,917

MUNICIPAL BONDS — 1.6%
Alabama Economic Settlement Authority, Revenue Bond
3.16%	09/15/25	4,170,000	4,230,757
City of New York, General Obligation Unlimited
5.05%	10/01/24	1,500,000	1,682,175
5.52%	10/01/37	1,250,000	1,557,288
Commonwealth of Massachusetts, General Obligation
4.91%	05/01/29	2,250,000	2,636,550
Fiscal Year 2005 Securitization Corp., Special Obligation Bond for the City of New York
4.93%	04/01/20	555,000	571,456
Los Angeles Unified School District/CA, General Obligation
5.76%	07/01/29	2,500,000	3,058,900
New York City Transitional Finance Authority, Future Tax Secured Revenue Bond
5.57%	11/01/38	3,000,000	3,756,540
New York City Water & Sewer System, Revenue Bond
5.88%	06/15/44	2,000,000	2,703,500
New York State Dormitory Authority, Revenue Bond
5.50%	03/15/30	2,480,000	2,929,698
New York State, Build America Bonds, General Obligation
5.82%	10/01/31	730,000	804,825

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2017

Issues	Maturity Date	Principal Amount	Value
MUNICIPAL BONDS (Continued)
State of California, General Obligation
7.95%	03/01/36	$3,000,000	$3,386,010

Total Municipal Bonds
(Cost: $26,899,433)			27,317,699

ASSET-BACKED SECURITIES — 6.0%
321 Henderson Receivables I LLC (13-3A-A)
4.08% (1)	01/17/73	1,681,573	1,764,399
321 Henderson Receivables I LLC (14-2A-A)
3.61% (1)	01/17/73	1,972,854	2,010,384
Academic Loan Funding Trust (12-1A-A2)
2.34% (1 mo. USD LIBOR + 1.100%) (1)(2)	12/27/44	2,800,000	2,799,911
Babson CLO, Ltd. (14-IIA-AR)
2.50% (3 mo. USD LIBOR + 1.150%) (1)(2)	10/17/26	500,000	501,933
Babson CLO, Ltd. (15-IA-A)
2.79% (3 mo. USD LIBOR + 1.430%) (1)(2)	04/20/27	1,000,000	1,001,241
Ballyrock CLO LLC
2.46% (3 mo. USD LIBOR + 1.150%) (1)(2)	10/20/26	1,600,000	1,601,922
Brazos Education Loan Authority, Inc. (12-1-A1)
1.94% (1 mo. USD LIBOR + 0.700%) (2)	12/26/35	1,137,373	1,138,582
Brazos Higher Education Authority, Inc. (06-2-A9)
0.00% (5)	12/26/24	591,064	589,677
Brazos Higher Education Authority, Inc. (10-1-A2)
2.52% (3 mo. USD LIBOR + 1.200%) (2)	02/25/35	675,000	691,134
Brazos Higher Education Authority, Inc. (11-1-A3)
2.37% (3 mo. USD LIBOR + 1.050%) (2)	11/25/33	1,695,000	1,703,459
Dryden Senior Loan Fund (15-37A-A)
2.86% (3 mo. USD LIBOR + 1.500%) (1)(2)	04/15/27	3,960,000	3,970,448
Educational Funding of the South, Inc. (11-1-A2)
2.02% (3 mo. USD LIBOR + 0.650%) (2)	04/25/35	1,827,860	1,827,150
Educational Services of America, Inc. (12-2-A)
1.97% (1 mo. USD LIBOR + 0.730%) (1)(2)	04/25/39	873,423	873,619

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (Continued)
GCO Education Loan Funding Master Trust (06-2AR-A1RN)
1.89% (1 mo. USD LIBOR + 0.650%) (1)(2)	08/27/46	$2,838,433	$2,757,234
Global SC Finance SRL (14-1A-A2)
3.09% (1)	07/17/29	2,082,375	2,038,499
Higher Education Funding I (14-1-A)
2.37% (3 mo. USD LIBOR + 1.050%) (1)(2)	05/25/34	2,695,551	2,687,806
Magnetite XI, Ltd. (14-11A-A1R)
2.47% (3 mo. USD LIBOR + 1.120%) (1)(2)	01/18/27	3,400,000	3,407,830
Magnetite XII, Ltd. (15-12A-AR)
2.69% (3 mo. USD LIBOR + 1.330%) (1)(2)	04/15/27	3,260,000	3,270,575
Navient Student Loan Trust (14-2-A)
1.88% (1 mo. USD LIBOR + 0.640%) (2)	03/25/83	4,345,710	4,318,531
Navient Student Loan Trust (14-3-A)
1.86% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	4,392,377	4,338,078
Navient Student Loan Trust (14-4-A)
1.86% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	2,150,736	2,123,980
Navient Student Loan Trust (16-1A-A)
1.94% (1 mo. USD LIBOR + 0.700%) (1)(2)	02/25/70	4,416,729	4,386,641
Navient Student Loan Trust (17-3A-A3)
2.29% (1 mo. USD LIBOR + 1.050%) (1)(2)	07/26/66	4,400,000	4,464,324
Nelnet Student Loan Trust (11-1A-A)
2.09% (1 mo. USD LIBOR + 0.850%) (1)(2)	02/25/48	2,781,290	2,795,444
Nelnet Student Loan Trust (14-4A-A2)
2.19% (1 mo. USD LIBOR + 0.950%) (1)(2)	11/25/48	2,965,000	2,908,369
Nelnet Student Loan Trust (15-2A-A2)
1.84% (1 mo. USD LIBOR + 0.600%) (1)(2)	09/25/47	5,369,131	5,336,718
PHEAA Student Loan Trust (15-1A-A)
1.84% (1 mo. USD LIBOR + 0.600%) (1)(2)	10/25/41	2,336,901	2,307,494
SLM Student Loan Trust (03-10A-A3)
1.79% (3 mo. USD LIBOR + 0.550%) (1)(2)	12/15/27	3,583,406	3,583,804

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (Continued)
SLM Student Loan Trust (06-2-A6)
1.54% (3 mo. USD LIBOR + 0.170%) (2)	01/25/41	$3,400,000	$3,300,223
SLM Student Loan Trust (06-8-A6)
1.53% (3 mo. USD LIBOR + 0.160%) (2)	01/25/41	3,400,000	3,245,885
SLM Student Loan Trust (07-1-B)
1.59% (3 mo. USD LIBOR + 0.220%) (2)	01/27/42	928,451	850,507
SLM Student Loan Trust (07-6-A4)
1.75% (3 mo. USD LIBOR + 0.380%) (2)	10/25/24	3,401,848	3,404,665
SLM Student Loan Trust (07-6-B)
2.22% (3 mo. USD LIBOR + 0.850%) (2)	04/27/43	492,275	464,502
SLM Student Loan Trust (08-2-B)
2.57% (3 mo. USD LIBOR + 1.200%) (2)	01/25/83	710,000	670,404
SLM Student Loan Trust (08-3-B)
2.57% (3 mo. USD LIBOR + 1.200%) (2)	04/26/83	710,000	677,748
SLM Student Loan Trust (08-4-A4)
3.02% (3 mo. USD LIBOR + 1.650%) (2)	07/25/22	6,591,343	6,772,947
SLM Student Loan Trust (08-4-B)
3.22% (3 mo. USD LIBOR + 1.850%) (2)	04/25/73	710,000	695,000
SLM Student Loan Trust (08-5-B)
3.22% (3 mo. USD LIBOR + 1.850%) (2)	07/25/73	710,000	709,642
SLM Student Loan Trust (08-6-A3)
2.12% (3 mo. USD LIBOR + 0.750%) (2)	01/25/19	222,938	223,054
SLM Student Loan Trust (08-6-B)
3.22% (3 mo. USD LIBOR + 1.850%) (2)	07/26/83	710,000	699,051
SLM Student Loan Trust (08-7-B)
3.22% (3 mo. USD LIBOR + 1.850%) (2)	07/26/83	710,000	704,576
SLM Student Loan Trust (08-8-B)
3.62% (3 mo. USD LIBOR + 2.250%) (2)	10/25/75	710,000	725,454
SLM Student Loan Trust (08-9-B)
3.62% (3 mo. USD LIBOR + 2.250%) (2)	10/25/83	710,000	729,583
SLM Student Loan Trust (09-3-A)
1.99% (1 mo. USD LIBOR + 0.750%) (1)(2)	01/25/45	3,989,770	3,963,521
SLM Student Loan Trust (11-2-A2)
2.44% (1 mo. USD LIBOR + 1.200%) (2)	10/25/34	2,000,000	2,072,875

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (Continued)
SLM Student Loan Trust (12-7-A3)
1.89% (1 mo. USD LIBOR + 0.650%) (2)	05/26/26	$2,600,000	$2,577,021

Total Asset-Backed Securities
(Cost: $102,163,979)			103,685,844

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 4.4%
Fannie Mae, Pool #AM1551
2.44%	12/01/23	2,269,536	2,272,590
Fannie Mae, Pool#AN1032
2.86%	03/01/26	2,385,000	2,410,571
Fannie Mae, Pool #AL6829
2.96%	05/01/27	5,419,546	5,461,111
Fannie Mae, Pool#AN1282
3.01%	04/01/28	3,512,000	3,555,308
Fannie Mae, Pool#AM9793
3.12%	10/01/27	3,265,000	3,320,665
Fannie Mae, Pool #AN5048
3.13%	04/01/29	3,863,534	3,932,490
Fannie Mae, Pool #AN5049
3.13%	04/01/29	3,432,048	3,493,303
Fannie Mae, Pool #AN5742
3.19%	05/01/30	3,457,615	3,500,162
Fannie Mae, Pool#AN0564
3.20%	03/01/31	3,270,000	3,328,542
Fannie Mae, Pool#AM9536
3.34%	08/01/30	3,030,176	3,121,462
Fannie Mae, Pool #AM3058
3.41%	04/01/28	3,496,353	3,637,443
Fannie Mae, Pool#AN0245
3.42%	11/01/35	2,308,684	2,353,252
Fannie Mae, Pool #AM4198
3.55%	03/01/24	3,500,313	3,683,420
Fannie Mae, Pool #FN0000
3.59%	09/01/20	1,996,742	2,070,123
Fannie Mae, Pool #AE0918
3.67%	10/01/20	2,815,391	2,929,320
Fannie Mae, Pool #FN0001
3.76%	12/01/20	2,757,482	2,872,196
Fannie Mae, Pool #467944
4.25%	04/01/21	3,045,000	3,233,411
Fannie Mae, Pool #FN0003
4.28%	01/01/21	2,047,962	2,174,410
Fannie Mae, Pool #Al0151
4.38%	04/01/21	1,251,005	1,330,341
Fannie Mae, Pool #AE0134
4.40%	02/01/20	2,305,000	2,424,103

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2017

Issues	Maturity Date	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Fannie Mae, Pool #468048
4.41%	05/01/21	$1,743,929	$1,858,248
Fannie Mae (14-M12-FA) (ACES)
1.53% (1 mo. USD LIBOR + 0.300%) (2)	10/25/21	1,471,109	1,473,690
Freddie Mac Multifamily Structured Pass-Through Certificates (K151-A3)
3.51%	04/25/30	3,380,000	3,519,456
Freddie Mac Multifamily Structured Pass-Through Certificates (KF02-A3)
1.86% (1 mo. USD LIBOR + 0.630%) (2)	07/25/20	1,495,876	1,499,638
Freddie Mac Multifamily Structured Pass-Through Certificates (KJ05-A1)
1.42%	05/25/21	6,639,258	6,572,988
NCUA Guaranteed Notes (11-C1-2A)
1.77% (1 mo. USD LIBOR + 0.530%) (2)	03/09/21	912,828	911,050

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $78,199,605)			76,939,293

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 1.4%
BBCMS Trust (13-TYSN-A2)
3.76% (1)	09/05/32	1,740,000	1,811,971
COMM Mortgage Trust (13-300P-A1)
4.35% (1)	08/10/30	1,515,000	1,642,691
COMM Mortgage Trust (14-277P-A)
3.61% (1)(5)	08/10/49	400,000	416,262
COMM Mortgage Trust (16-787S-A)
3.55% (1)	02/10/36	1,635,000	1,681,117
Commercial Mortgage Asset Trust (99-C2-G)
6.00%	11/17/32	1,589,488	1,604,766
JPMorgan Chase Commercial Mortgage Securities Trust (11-C3-A3)
4.39% (1)	02/15/46	2,064,926	2,084,161
Liberty Street Trust (16-225L-A)
3.60% (1)	02/10/36	1,635,000	1,700,482
OBP Depositor LLC Trust (10-OBP-A)
4.65% (1)	07/15/45	1,505,000	1,584,392

Issues	Maturity Date	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
RBS Commercial Funding, Inc. (13-GSP-A)
3.83% (1)(5)	01/13/32	$1,555,000	$1,623,732
SFAVE Commercial Mortgage Securities Trust (15-5AVE-A1)
3.87% (1)(5)	01/05/43	1,710,000	1,727,354
VNDO Mortgage Trust (12-6AVE-A)
3.00% (1)	11/15/30	1,250,000	1,274,829
VNDO Mortgage Trust (13-PENN-A)
3.81% (1)	12/13/29	1,675,000	1,743,401
Wells Fargo Commercial Mortgage Trust (13-120B-A) (P/O)
2.71% (1)(5)	03/18/28	1,695,000	1,706,605
WF-RBS Commercial Mortgage Trust (11-C4-A3)
4.39% (1)	06/15/44	2,641,011	2,695,424
WTC Depositor LLC Trust (12-7WTC-A)
4.08% (1)	03/13/31	318,626	320,643

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $24,145,487)			23,617,830

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 28.9%
Fannie Mae (01-14-SH) (I/F)
23.49% (-3.50 x 1 mo. USD LIBOR + 27.825%) (2)	03/25/30	178,693	273,817
Fannie Mae (01-34-FV)
1.74% (1 mo. USD LIBOR + 0.500%) (2)	08/25/31	238,503	239,594
Fannie Mae (04-W10-A6) (PAC)
5.75%	08/25/34	2,000,000	2,211,004
Fannie Mae (07-89-GF)
1.76% (1 mo. USD LIBOR + 0.520%) (2)	09/25/37	916,844	924,610
Fannie Mae (08-30-SA) (I/O) (I/F)
5.61% (-1.00 x 1 mo. USD LIBOR + 6.850%) (2)	04/25/38	161,777	28,472
Fannie Mae (08-62-SN) (I/O) (I/F)
4.96% (-1.00 x 1 mo. USD LIBOR + 6.200%) (2)	07/25/38	256,464	42,806
Fannie Mae (09-64-TB)
4.00%	08/25/29	2,212,597	2,321,130
Fannie Mae (09-68-SA) (I/O) (I/F)
5.51% (-1.00 x 1 mo. USD LIBOR + 6.750%) (2)	09/25/39	115,334	20,867

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Fannie Mae (10-26-AS) (I/O) (I/F)
5.09% (-1.00 x 1 mo. USD LIBOR + 6.330%) (2)	03/25/40	$1,853,547	$269,640
Fannie Mae (11-111-DB)
4.00%	11/25/41	4,000,000	4,230,701
Fannie Mae, Pool #254634
5.50%	02/01/23	15,991	17,603
Fannie Mae, Pool #596686
6.50%	11/01/31	13,095	14,434
Fannie Mae, Pool #679263
4.50%	11/01/24	25,047	26,779
Fannie Mae, Pool #725275
4.00%	03/01/19	14,408	14,897
Fannie Mae, Pool #727575
5.00%	06/01/33	52,671	55,779
Fannie Mae, Pool #748751
5.50%	10/01/33	100,224	107,607
Fannie Mae, Pool #782593
4.50%	06/01/34	16,854	18,106
Fannie Mae, Pool #AB2127
3.50%	01/01/26	1,196,468	1,246,430
Fannie Mae, Pool #AB3679
3.50%	10/01/41	1,414,817	1,463,546
Fannie Mae, Pool #AB3685
4.00%	10/01/41	2,314,553	2,459,147
Fannie Mae, Pool #AB3864
3.50%	11/01/41	1,983,167	2,054,996
Fannie Mae, Pool #AB4045
3.50%	12/01/41	4,163,949	4,320,015
Fannie Mae, Pool #AC1604
4.00%	08/01/39	3,090,563	3,294,950
Fannie Mae, Pool #AL0209
4.50%	05/01/41	823,307	899,181
Fannie Mae, Pool #AL0851
6.00%	10/01/40	916,008	1,034,297
Fannie Mae, Pool #AL9106
4.50%	02/01/46	5,133,077	5,494,180
Fannie Mae, Pool #AS9830
4.00%	06/01/47	5,315,905	5,591,205
Fannie Mae, Pool #AS9972
4.00%	07/01/47	4,599,672	4,837,877
Fannie Mae, Pool #BC1158
3.50%	02/01/46	1,301,693	1,338,763
Fannie Mae, Pool #BM1765
4.50%	10/01/47	27,805,033	29,778,540
Fannie Mae, Pool #MA1561
3.00%	09/01/33	3,725,330	3,813,205

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Fannie Mae, Pool #MA1584
3.50%	09/01/33	$5,969,243	$6,219,302
Fannie Mae, Pool #MA2995
4.00%	05/01/47	6,561,571	6,891,091
Fannie Mae, Pool #MA3027
4.00%	06/01/47	5,544,457	5,822,898
Fannie Mae, Pool #MA3058
4.00%	07/01/47	9,360,287	9,830,358
Fannie Mae TBA, 15 Year
3.49% (6)	02/25/33	3,000,000	3,072,180
Fannie Mae TBA, 15 Year
3.00% (6)	11/16/32	9,885,000	10,130,580
Fannie Mae TBA, 30 Year
3.00% (6)	11/13/47	8,830,000	8,836,209
3.50% (6)	11/13/47	29,220,000	30,034,964
4.00% (6)	11/13/47	8,545,000	8,969,580
4.50% (6)	11/13/47	15,225,000	16,280,045
Freddie Mac (2439-KZ)
6.50%	04/15/32	177,723	195,600
Freddie Mac (2575-FD) (PAC)
1.69% (1 mo. USD LIBOR + 0.450%) (2)	02/15/33	433,618	436,121
Freddie Mac (2662-MT) (TAC)
4.50%	08/15/33	249,692	263,881
Freddie Mac (277-30)
3.00%	09/15/42	5,386,515	5,428,917
Freddie Mac (3315-S) (I/O) (I/F)
5.17% (-1.00 x 1 mo. USD LIBOR + 6.410%) (2)	05/15/37	60,297	6,755
Freddie Mac (3339-JS) (I/F)
34.78% (-6.50 x 1 mo. USD LIBOR + 42.835%) (2)	07/15/37	589,032	1,124,756
Freddie Mac (3351-ZC)
5.50%	07/15/37	469,560	523,511
Freddie Mac (3380-SM) (I/O) (I/F)
5.17% (-1.00 x 1 mo. USD LIBOR + 6.410%) (2)	10/15/37	740,516	125,020
Freddie Mac (3382-FL)
1.94% (1 mo. USD LIBOR + 0.700%) (2)	11/15/37	331,841	335,378
Freddie Mac (3439-SC) (I/O) (I/F)
4.66% (-1.00 x 1 mo. USD LIBOR + 5.900%) (2)	04/15/38	2,429,658	340,528
Freddie Mac (3578-DI) (I/O) (I/F)
5.41% (-1.00 x 1 mo. USD LIBOR + 6.650%) (2)	04/15/36	1,076,299	203,298

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2017

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Freddie Mac (4139-PA) (PAC)
2.50%	11/15/41	$3,475,199	$3,508,278
Freddie Mac, Pool #A97179
4.50%	03/01/41	2,582,566	2,808,716
Freddie Mac, Pool #B15026
5.00%	06/01/19	4,280	4,361
Freddie Mac, Pool #B15591
5.00%	07/01/19	3,750	3,838
Freddie Mac, Pool #C90526
5.50%	02/01/22	13,191	14,503
Freddie Mac, Pool #G06360
4.00%	03/01/41	3,061,764	3,270,770
Freddie Mac, Pool #G06498
4.00%	04/01/41	2,294,825	2,443,230
Freddie Mac, Pool #G06499
4.00%	03/01/41	1,631,260	1,733,008
Freddie Mac, Pool #G07849
3.50%	05/01/44	1,790,053	1,851,307
Freddie Mac, Pool #G07924
3.50%	01/01/45	3,566,908	3,688,872
Freddie Mac, Pool #G08676
3.50%	11/01/45	7,050,361	7,252,123
Freddie Mac, Pool #G08677
4.00%	11/01/45	5,168,524	5,426,170
Freddie Mac, Pool #G08698
3.50%	03/01/46	2,474,320	2,545,118
Freddie Mac, Pool #G08710
3.00%	06/01/46	5,343,418	5,352,496
Freddie Mac, Pool #G08711
3.50%	06/01/46	10,924,500	11,237,725
Freddie Mac, Pool #G08715
3.00%	08/01/46	9,969,438	9,986,376
Freddie Mac, Pool #G08716
3.50%	08/01/46	7,271,697	7,480,191
Freddie Mac, Pool #G08721
3.00%	09/01/46	8,082,287	8,096,018
Freddie Mac, Pool #G08722
3.50%	09/01/46	2,884,319	2,967,012
Freddie Mac, Pool #G08726
3.00%	10/01/46	7,750,737	7,763,905
Freddie Mac, Pool #G08732
3.00%	11/01/46	7,490,472	7,503,198
Freddie Mac, Pool #G08741
3.00%	01/01/47	5,185,708	5,194,518
Freddie Mac, Pool #G08747
3.00%	02/01/47	4,613,635	4,621,474
Freddie Mac, Pool #G08750
3.00%	03/01/47	2,396,756	2,400,657

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Freddie Mac, Pool #G18592
3.00%	03/01/31	$2,551,318	$2,616,271
Freddie Mac, Pool #G18622
2.50%	12/01/31	8,278,320	8,324,550
Freddie Mac, Pool #G60344
4.00%	12/01/45	1,677,061	1,778,995
Freddie Mac, Pool #G67700
3.50%	08/01/46	2,365,873	2,444,704
Freddie Mac, Pool #G67703
3.50%	04/01/47	13,910,256	14,373,750
Freddie Mac, Pool #Q05261
3.50%	12/01/41	2,684,394	2,782,227
Freddie Mac, Pool #Q20178
3.50%	07/01/43	4,387,554	4,552,100
Freddie Mac TBA, 30 Year
3.50% (6)	11/13/47	12,370,000	12,716,940
4.00% (6)	11/13/47	7,495,000	7,866,530
Ginnie Mae (09-66-UF)
2.24% (1 mo. USD LIBOR + 1.000%) (2)	08/16/39	690,146	705,767
Ginnie Mae (08-81-S) (I/O) (I/F)
4.96% (1 mo. USD LIBOR + 6.200%) (2)	09/20/38	1,702,618	281,031
Ginnie Mae (08-27-SI) (I/O) (I/F)
5.23% (-1.00 x 1 mo. USD LIBOR + 6.470%) (2)	03/20/38	444,602	75,270
Ginnie Mae (04-30-UC) (PAC)
5.50%	02/20/34	319,340	325,622
Ginnie Mae (10-1-S) (I/O) (I/F)
4.51% (-1.00 x 1 mo. USD LIBOR + 5.750%) (2)	01/20/40	2,721,523	389,294
Ginnie Mae, Pool #MA4127
3.50%	12/20/46	5,772,766	5,993,461
Ginnie Mae, Pool #608259
4.50%	08/15/33	61,683	66,056
Ginnie Mae, Pool #782114
5.00%	09/15/36	176,077	192,594
Ginnie Mae II, Pool #MA3521
3.50%	03/20/46	4,747,254	4,928,799
Ginnie Mae II, Pool #MA3597
3.50%	04/20/46	4,560,711	4,735,070
Ginnie Mae II, Pool #MA3663
3.50%	05/20/46	6,453,321	6,698,342
Ginnie Mae II, Pool #MA3736
3.50%	06/20/46	5,471,352	5,679,113
Ginnie Mae II, Pool #MA4126
3.00%	12/20/46	11,135,513	11,276,469

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Ginnie Mae II, Pool #MA4196
3.50%	01/20/47	$3,721,390	$3,863,660
Ginnie Mae II, Pool #MA4264
4.50%	02/20/47	2,329,325	2,468,389
Ginnie Mae II, Pool #MA4323
4.50%	03/20/47	18,999,984	20,138,558
Ginnie Mae II, Pool #MA4453
4.50%	05/20/47	24,999,992	26,504,220
Ginnie Mae II, Pool #MA4454
5.00%	05/20/47	2,292,274	2,465,540
Ginnie Mae II, Pool #MA4510
3.50%	06/20/47	2,070,115	2,149,502
Ginnie Mae II, Pool #MA4589
5.00%	07/20/47	5,557,583	5,973,052
Ginnie Mae II, Pool #MA4777
3.00% (7)	10/20/47	1,450,000	1,468,750
Ginnie Mae II TBA, 30 Year
3.00% (6)	11/20/47	8,610,000	8,712,580
3.50% (6)	11/20/47	12,735,000	13,212,562
4.00% (6)	11/20/47	8,095,000	8,502,912
4.50% (6)	12/20/47	3,180,000	3,367,384
NCUA Guaranteed Notes (10-R1-1A)
1.69% (1 mo. USD LIBOR + 0.450%) (2)	10/07/20	1,201,548	1,205,789
NCUA Guaranteed Notes (10-R2-1A)
1.61% (1 mo. USD LIBOR + 0.370%) (2)	11/06/17	620,333	620,354
NCUA Guaranteed Notes (10-R3-1A)
1.80% (1 mo. USD LIBOR + 0.560%) (2)(8)	12/08/20	720,645	732,034
NCUA Guaranteed Notes (10-R3-2A)
1.80% (1 mo. USD LIBOR + 0.560%) (2)	12/08/20	659,766	663,542
NCUA Guaranteed Notes (11-R1-1A)
1.69% (1 mo. USD LIBOR + 0.450%) (2)(8)	01/08/20	728,816	730,303

Total Residential Mortgage-Backed Securities — Agency
(Cost: $502,986,512)			502,251,100

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 5.5%
Aegis Asset Backed Securities Trust (05-5-2A)
1.49% (1 mo. USD LIBOR + 0.250%) (2)	12/25/35	6,926,393	6,917,515

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Ameriquest Mortgage Securities, Inc. Asset Backed Pass-Through (05-R11-A1)
1.47% (1 mo. USD LIBOR + 0.230%) (2)	01/25/36	$4,207,629	$4,214,446
Banc of America Funding Trust (15-R2-9A1)
1.45% (1 mo. USD LIBOR + 0.215%) (1)(2)	03/27/36	4,100,328	3,999,234
Bear Stearns Asset-Backed Securities Trust (06-HE1-1M1)
1.65% (1 mo. USD LIBOR + 0.410%) (2)	12/25/35	2,071,799	2,086,744
Centex Home Equity (02-C-AF6)
4.50% (5)	09/25/32	153,491	154,584
Centex Home Equity (03-B-AF6)
3.17% (5)	06/25/33	435,337	434,370
Centex Home Equity (05-C-M1)
1.88% (1 mo. USD LIBOR + 0.645%) (2)	06/25/35	5,036,549	5,100,152
CIM Trust (17-7-A)
3.00% (1)(5)	04/25/57	7,555,147	7,626,244
Citigroup Mortgage Loan Trust, Inc. (05-5-2A2)
5.75% (8)	08/25/35	371,860	299,858
Conseco Financial Corp. (98-6-A8)
6.66% (5)	06/01/30	952,269	1,011,592
Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA)
5.75%	04/22/33	12,688	12,988
Credit Suisse Mortgage Capital Certificates (15-5R-1A1)
1.07% (1)	09/27/46	4,918,052	4,812,129
CSMC Trust (14-7R-8A1)
3.18% (1)(5)	07/27/37	4,210,343	4,225,931
GSAMP Trust (05-HE5-M1)
1.66% (1 mo. USD LIBOR + 0.420%) (2)	11/25/35	126,263	126,607
Home Equity Asset Trust (06-3-1A1)
1.44% (1 mo. USD LIBOR + 0.200%) (2)	07/25/36	6,188,937	6,190,064
HSBC Home Equity Loan Trust USA (07-3-APT)
2.44% (1 mo. USD LIBOR + 1.200%) (2)	11/20/36	36,634	36,667
Indymac Index Mortgage Loan Trust (05-AR6-2A1)
1.72% (1 mo. USD LIBOR + 0.480%) (2)	04/25/35	1,096,162	1,052,559
JPMorgan Mortgage Acquisition Corp. (05-OPT1-M1)
1.91% (1 mo. USD LIBOR + 0.675%) (2)	06/25/35	172,369	172,843

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2017

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Merrill Lynch Mortgage Investors Trust (05-2-2A)
3.48% (1 year Treasury Constant Maturity Rate + 2.250%) (2)	10/25/35	$4,160,329	$4,284,014
Mid-State Trust (04-1-B)
8.90%	08/15/37	1,425,593	1,623,085
Morgan Stanley Capital, Inc. (04-WMC2-M1)
2.15% (1 mo. USD LIBOR + 0.915%) (2)	07/25/34	1,453,484	1,456,045
Morgan Stanley Home Equity Loan Trust (05-1-M3)
2.02% (1 mo. USD LIBOR + 0.780%) (2)	12/25/34	4,076,050	4,090,048
Morgan Stanley Mortgage Loan Trust (04-3-4A)
5.68% (5)	04/25/34	261,399	277,476
New Century Home Equity Loan Trust (05-1-A2C)
1.94% (1 mo. USD LIBOR + 0.700%) (2)	03/25/35	3,915,093	3,922,160
New Century Home Equity Loan Trust (05-3-M2)
1.73% (1 mo. USD LIBOR + 0.490%) (2)	07/25/35	3,898,930	3,915,610
New Century Home Equity Loan Trust (05-D-A1)
1.46% (1 mo. USD LIBOR + 0.220%) (2)	02/25/36	7,646,311	7,571,908
Nomura Resecuritization Trust (14-5R-3A1)
1.48% (1 mo. USD LIBOR + 0.240%) (1)(2)	05/26/37	1,933,590	1,895,410
Nomura Resecuritization Trust (15-1R-6A1)
1.45% (1 mo. USD LIBOR + 0.210%) (1)(2)	05/26/47	2,400,270	2,377,633
Nomura Resecuritization Trust (15-4R-3A1)
3.55% (1)(5)	02/26/36	1,073,755	1,081,859
Nomura Resecuritization Trust (15-5R-2A1)
3.37% (1)(5)	03/26/35	3,609,590	3,628,819
Park Place Securities, Inc. (05-WHQ4-A2D)
1.61% (1 mo. USD LIBOR + 0.370%) (2)	09/25/35	83,217	83,202
Structured Asset Securities Corp. (03-34A-5A4)
3.47% (5)	11/25/33	556,453	567,633
WaMu Mortgage Pass-Through Certificates (05-AR3-A2)
3.07% (5)	03/25/35	2,297,642	2,332,258

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Wells Fargo Alternative Loan Trust (07-PA3-2A1)
6.00% (8)	07/25/37	$159,414	$158,157
Wells Fargo Home Equity Trust (04-2-A33)
2.24% (1 mo. USD LIBOR + 1.000%) (2)	10/25/34	7,648,511	7,698,287

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $92,930,624)			95,438,131

U.S. TREASURY SECURITIES — 23.0%
U.S. Treasury Bond
2.75%	08/15/47	87,519,000	85,339,572
U.S. Treasury Inflation Indexed Bond
0.13% (9)	04/15/21	8,788,848	8,806,958
0.13% (9)	04/15/22	4,461,813	4,455,874
0.13% (9)	07/15/26	12,802,125	12,440,751
0.38% (9)	07/15/27	13,302,585	13,151,902
0.88% (9)	02/15/47	17,158,824	16,972,910
U.S. Treasury Note
1.50%	10/31/19	14,330,000	14,303,691
1.88%	09/30/22	109,025,000	108,339,202
2.00%	10/31/22	109,420,000	109,381,652
2.25%	08/15/27	27,035,000	26,740,889

Total U.S. Treasury Securities
(Cost: $402,009,180)			399,933,401

Total Fixed Income Securities
(Cost: $1,713,443,763)			1,724,682,215

		Shares
MONEY MARKET INVESTMENTS — 1.3%
Dreyfus Government Cash Management Fund — Institutional Shares, 0.93% (10)		4,470,000	4,470,000
State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.96% (10)		18,500,054	18,500,054

Total Money Market Investments
(Cost: $22,970,054)			22,970,054

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Shares		Value
SHORT TERM INVESTMENTS — 6.7%
FOREIGN GOVERNMENT BONDS — 3.7%
Japan Treasury Bill
0.00% (11)	11/20/17	JPY	2,425,000,000	$21,342,369
0.00% (11)	01/10/18	JPY	4,860,000,000	42,780,489

Total Foreign Government Bonds
(Cost: $65,430,540)				64,122,858

Issues	Maturity Date	Principal Amount	Value
U.S. TREASURY SECURITIES — 0.1% (Cost: $715,425)
U.S. Treasury Bill
1.17% (12)(13)	03/01/18	$718,000	$715,219

DISCOUNT NOTE — 2.9% (Cost: $49,833,555)
Federal Home Loan Bank
0.00% (11)	02/16/18	50,000,000	49,832,050

Total Short-term Investments
(Cost: $115,979,520)			114,670,127

Total Investments (107.3%)
(Cost: $1,852,393,337)			1,862,322,396

Liabilities In Excess Of Other Assets (-7.3%)			(126,196,235)

Net Assets (100.0%)			$1,736,126,161

Futures

Number of Contracts	Type	Expiration Date	Notional	Market Value	Net Unrealized Appreciation/ Depreciation
Long Futures
810	2-Year U.S. Treasury Note Futures	12/29/17	$175,036,749	$174,441,095	$(595,654)
565	5-Year U.S. Treasury Note Futures	12/29/17	66,853,711	66,210,937	(642,774)

			$241,890,460	$240,652,032	$(1,238,428)

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELL (14)
Bank of America N.A.	JPY	2,425,000,000	11/20/17	$22,364,659	$21,356,854	$1,007,805
Goldman Sachs & Co.	JPY	4,860,000,000	01/10/18	43,329,797	42,923,940	405,857

				$65,694,456	$64,280,794	$1,413,662

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

October 31, 2017

Notes to Schedule of Investments:

JPY - Japanese	Yen.
ABS -	Asset-Backed Securities.
ACES -	Alternative Credit Enhancement Securities.
CLO -	Collateralized Loan Obligation.
EETC -	Enhanced Equipment Trust Certificate.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O - Interest	Only Security.
OTC -	Over the Counter.
PAC -	Planned Amortization Class.
P/O -	Principal Only Security.
REIT -	Real Estate Investment Trust.
TAC -	Target Amortization Class.
TBA -	To be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2017, the value of these securities amounted to $171,527,634 or 9.9% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2017.
(3)	Restricted security (Note10).
(4)	For fair value measurement disclosure purposes, security is categorized as Level 3.
(5)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(6)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(7)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(8)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted as a result.
(9)	Interest rate for this security is a stated rate. Interest payments are determined based on the inflation-adjusted principal.
(10)	Rate disclosed is the 7-day net yield as of October 31, 2017.
(11)	Security is not accruing interest.
(12)	Rate shown represents yield-to-maturity.
(13)	All or a portion of this security is held as collateral for open futures contracts.
(14)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Investments by Industry

Industry	Percentage of Net Assets
Aerospace/Defense	0.8%
Agriculture	0.4
Airlines	0.5
Asset-Backed Securities	6.0
Auto Manufacturers	0.6
Banks	10.2
Beverages	0.2
Biotechnology	0.6
Commercial Mortgage-Backed Securities — Agency	4.4
Commercial Mortgage-Backed Securities — Non-Agency	1.4
Diversified Financial Services	1.5
Electric	2.4
Energy-Alternate Sources	0.1
Environmental Control	0.2
Food	0.4
Gas	0.3
Healthcare-Services	2.3
Insurance	0.6
Internet	0.1
Media	0.4
Mining	0.0	*
Miscellaneous Manufacturers	0.4
Municipal Bonds	1.6
Oil & Gas	0.1
Packaging & Containers	0.1
Pharmaceuticals	0.6
Pipelines	1.5
REIT	2.1
Residential Mortgage-Backed Securities — Agency	28.9
Residential Mortgage-Backed Securities — Non-Agency	5.5
Retail	0.6
Short Term Investments	6.7
Software	0.2
Telecommunications	1.3
Transportation	0.0	*
U.S. Treasury Securities	23.0
Money Market Investments	1.3

Total	107.3%

*	Value rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Fair Valuation Summary	October 31, 2017

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$494,269,905	$1,229,012	$495,498,917
Municipal Bonds	—	27,317,699	—	27,317,699
Asset-Backed Securities	—	103,685,844	—	103,685,844
Commercial Mortgage-Backed Securities — Agency	—	76,939,293	—	76,939,293
Commercial Mortgage-Backed Securities — Non-Agency	—	23,617,830	—	23,617,830
Residential Mortgage-Backed Securities — Agency	—	502,251,100	—	502,251,100
Residential Mortgage-Backed Securities — Non-Agency	—	95,438,131	—	95,438,131
U.S. Treasury Securities	—	399,933,401	—	399,933,401

Total Fixed Income Securities	—	1,723,453,203	1,229,012	1,724,682,215

Money Market Investments	22,970,054	—	—	22,970,054
Short-Term Investments	715,219	113,954,908	—	114,670,127

Total Investments	23,685,273	1,837,408,111	1,229,012	1,862,322,396

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	1,413,662	—	1,413,662

Total	$23,685,273	$1,838,821,773	$1,229,012	$1,863,736,058

Liability Derivatives
Futures
Interest Rate Risk	$(1,238,428)	$—	$—	$(1,238,428)

Total	$(1,238,428)	$—	$—	$(1,238,428)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES — 35.3% of Net Assets
ASSET-BACKED SECURITIES — 1.4%
Educational Services of America, Inc. (12-2-A)
1.97% (1 mo. USD LIBOR + 0.730%) (1)(2)	04/25/39	$8,734	$8,736
Nelnet Student Loan Trust (12-5A-A)
1.84% (1 mo. USD LIBOR + 0.600%) (1)(2)	10/27/36	4,940	4,946
Scholar Funding Trust (11-A-A)
2.28% (3 mo. USD LIBOR + 0.900%) (1)(2)	10/28/43	4,169	4,170

Total Asset-Backed Securities
(Cost: $17,989)			17,852

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 0.8%
Fannie Mae (13-M4-ASQ2)
1.45%	02/25/18	3,859	3,855
Freddie Mac Multifamily Structured Pass-Through Certificates (KF05-A)
1.58% (1 mo. USD LIBOR + 0.350%) (2)	09/25/21	5,674	5,674

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $9,536)			9,529

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 0.8% (Cost: $2,958)
LB-UBS Commercial Mortgage Trust (06-C6-XCL) (I/O)
0.48% (1)(3)(4)(5)	09/15/39	1,577,588	10,660

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 1.2% (Cost: $14,984)
Fannie Mae (05-W3-2AF)
1.46% (1 mo. USD LIBOR + 0.220%) (2)	03/25/45	15,368	15,009

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 15.0%
Bear Stearns Alt-A Trust (04-13-A1)
1.98% (1 mo. USD LIBOR + 0.740%) (2)	11/25/34	3,826	3,836
Bear Stearns Asset-Backed Securities Trust (05-SD1-1A3)
2.04% (1 mo. USD LIBOR + 0.800%) (2)	08/25/43	135	135
Bombardier Capital Mortgage Securitization Corp. (01-A-A)
6.81% (4)	12/15/30	5,712	5,810
Centex Home Equity Loan Trust (05-A-AF5)
5.78%	01/25/35	56,358	57,479

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Credit-Based Asset Servicing and Securitization LLC (03-CB5-M1)
2.26% (1 mo. USD LIBOR + 1.020%) (2)	11/25/33	$11,124	$10,897
First Franklin Mortgage Loan Asset-Backed Certificates (04-FF5-A3C)
2.24% (1 mo. USD LIBOR + 1.000%) (2)	08/25/34	12,344	12,049
Homestar Mortgage Acceptance Corp. (04-5-A1)
2.14% (1 mo. USD LIBOR + 0.900%) (2)	10/25/34	2,454	2,479
JPMorgan Mortgage Trust (05-A6-7A1)
3.61% (4)(6)	08/25/35	29,937	29,208
MASTR Seasoned Securitization Trust (05-1-4A1)
3.39% (4)	10/25/32	22,286	22,494
Mid-State Trust (04-1-M1)
6.50%	08/15/37	26,293	27,993
Morgan Stanley Mortgage Loan Trust (04-6AR-1A)
2.14% (1 mo. USD LIBOR + 0.900%) (2)	07/25/34	6,607	6,535
Residential Asset Mortgage Products, Inc. (04-SL3-A2)
6.50%	12/25/31	12,557	12,573

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $170,451)			191,488

CORPORATE BONDS — 16.1%
Airlines — 3.5%
Continental Airlines, Inc. Pass-Through Certificates (00-1-A1) (EETC)
8.05%	05/01/22	40,771	44,798

Banks — 5.9%
Citigroup, Inc.
3.02% (3 mo. USD LIBOR + 1.700%) (2)	05/15/18	75,000	75,588

Insurance — 5.5%
Nationwide Mutual Insurance Co.
3.61% (3 mo. USD LIBOR + 2.290%) (1)(2)	12/15/24	70,000	70,000

REIT — 1.2%
HCP, Inc.
3.15%	08/01/22	15,000	15,219

Total Corporate Bonds
(Cost: $200,270)			205,605

Total Fixed Income Securities
(Cost: $416,188)			450,143

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

October 31, 2017

Issues	Maturity Date	Shares	Value
MONEY MARKET INVESTMENTS — 20.0%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.96% (7)(8)		254,830	$254,830

Total Money Market Investments
(Cost: $254,830)			254,830

		Principal Amount
SHORT-TERM INVESTMENTS — 39.1%
U.S. TREASURY SECURITIES — 39.1%
U.S. Treasury Bill
1.04% (9)	01/04/18	$100,000	99,816
1.04% (9)	01/11/18	120,000	119,754
1.08% (9)	01/18/18	100,000	99,766
1.09% (9)	01/25/18	180,000	179,539

Total U.S. Treasury Securities
(Cost: $498,846)			498,875

Total Short-Term Investments
(Cost: $498,846)			498,875

Total Investments (94.4%)
(Cost: $1,169,864)			1,203,848

Excess Of Other Assets Over Liabilities (5.6%)			71,119
Net Assets (100.0%)			$1,274,967

Notes to Schedule of Investments:

EETC -	Enhanced Equipment Trust Certificate.
I/O -	Interest Only Security.
OTC -	Over the Counter.
REIT -	Real Estate Investment Trust.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2017, the value of these securities amounted to $98,512 or 7.7% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2017.
(3)	Restricted security (Note 10).
(4)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3.
(6)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(7)	All or a portion of this security is owned by TCW Cayman Enhanced Commodity Fund, Ltd.
(8)	Rate disclosed is the 7-day net yield as of October 31, 2017.
(9)	Rate shown represents yield-to-maturity.
(10)	Custom Index has exposure to the following commodities as shown in the table below:

Total Return Swaps (7)
Notional Amount	Expiration Date	Counterparty	Payment Made by Fund	Payment Received by Fund	Payment Frequency	Unrealized Appreciation	Premium Paid	Value
OTC Swaps
$1,263,141	11/21/17	Credit Suisse First Boston Corp.	3-Month U.S. Treasury Bills plus 0.2%	Credit Suisse Custom 24 Total Return Index (10)	Monthly	$13,246	$ —	$ 13,246

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Schedule of Investments (Continued)

Description	Notional	Weight %
Gold	$146,019	11.5%
Copper High Grade	111,914	8.8%
Brent Crude Oil	99,662	7.9%
Corn	89,557	7.1%
Natural Gas	88,294	7.0%
WTI Crude Oil	85,894	6.8%
Soybeans	69,599	5.5%
Aluminium Primary	69,346	5.5%
Live Cattle	53,936	4.3%
Heating Oil	50,526	4.0%
Silver	50,273	4.0%
RBOB Gasoline	46,736	3.7%
SRW Wheat	41,178	3.3%
Zinc High Grade	40,547	3.2%
Nickel Primary	36,757	2.9%
Soybean Meal	35,242	2.8%
Soybean Oil	33,726	2.7%
Sugar #11	29,052	2.3%
Lean Hogs	28,800	2.3%
Coffee ‘C’ Arabica	25,768	2.0%
Cotton	16,042	1.3%
HRW Wheat	14,273	1.1%

	$1,263,141	100.0%

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Consolidated Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets
Airlines	3.5%
Asset-Backed Securities	1.4
Banks	5.9
Commercial Mortgage-Backed Securities — Agency	0.8
Commercial Mortgage-Backed Securities — Non-Agency	0.8
Insurance	5.5
REIT	1.2
Residential Mortgage-Backed Securities — Agency	1.2
Residential Mortgage-Backed Securities — Non-Agency	15.0
U.S Treasury Securities	39.1
Money Market Investments	20.0

Total	94.4%

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$17,852	$—	$17,852
Commercial Mortgage-Backed Securities — Agency	—	9,529	—	9,529
Commercial Mortgage-Backed Securities — Non-Agency	—	—	10,660	10,660
Residential Mortgage-Backed Securities — Agency	—	15,009	—	15,009
Residential Mortgage-Backed Securities — Non-Agency	—	191,488	—	191,488
Corporate Bonds*	—	205,605	—	205,605

Total Fixed Income Securities	—	439,483	10,660	450,143

Money Market Investments	254,830	—	—	254,830
Short-Term Investments	498,875	—	—	498,875

Total Investments	753,705	439,483	10,660	1,203,848

Asset Derivatives
Swap Agreements
Commodity Risk	—	13,246	—	13,246

Total	$753,705	$452,729	$10,660	$1,217,094

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES — 93.4% of Net Assets
CORPORATE BONDS — 19.8%
Aerospace/Defense — 0.3%
United Technologies Corp.
1.78%	05/04/18	$50,000	$49,999

Airlines — 1.0%
Continental Airlines, Inc. Pass-Through Trust (01-1A-1) (EETC)
6.70%	12/15/22	19,005	20,240
Delta Air Lines, Inc. Pass-Through Certificates (02-1G1) (EETC)
6.72%	07/02/24	73,470	82,262
US Airways Group, Inc. Pass-Through Certificates (10-1A) (EETC)
6.25%	10/22/24	14,509	16,338
US Airways Group, Inc. Pass-Through Certificates (12-1A) (EETC)
5.90%	04/01/26	43,611	49,087

			167,927

Auto Manufacturers — 0.6%
Ford Motor Credit Co. LLC
2.38%	01/16/18	50,000	50,073
General Motors Co.
3.50%	10/02/18	50,000	50,731

			100,804

Banks — 6.9%
Abbey National Treasury Services PLC (United Kingdom)
1.75% (1)	01/15/18	45,000	52,647
Bank of America Corp.
5.65%	05/01/18	40,000	40,775
6.88%	04/25/18	15,000	15,368
BBVA Bancomer S.A. (Mexico)
6.75% (2)	09/30/22	200,000	227,100
Citigroup, Inc.
2.05%	12/07/18	125,000	125,130
2.50%	09/26/18	50,000	50,295
6.13%	05/15/18	50,000	51,160
Goldman Sachs Group, Inc. (The)
5.95%	01/18/18	110,000	111,012
6.15%	04/01/18	100,000	101,804
HBOS PLC (United Kingdom)
6.75% (2)	05/21/18	40,000	41,000
JPMorgan Chase & Co.
3.90%	07/15/25	100,000	105,506
Morgan Stanley
6.63%	04/01/18	75,000	76,497

Issues	Maturity Date	Principal Amount	Value
Banks (Continued)
Wachovia Corp.
5.75%	02/01/18	$55,000	$55,569
Wells Fargo & Co.
3.00%	04/22/26	85,000	83,186

			1,137,049

Beverages — 0.5%
Anheuser-Busch InBev Finance, Inc.
4.90%	02/01/46	29,000	32,712
Constellation Brands, Inc.
2.00%	11/07/19	50,000	49,930

			82,642

Biotechnology — 0.7%
Amgen, Inc.
4.66%	06/15/51	22,000	23,895
Baxalta, Inc.
2.88%	06/23/20	20,000	20,303
Celgene Corp.
3.88%	08/15/25	20,000	20,828
Gilead Sciences, Inc.
3.65%	03/01/26	40,000	41,661

			106,687

Chemicals — 0.3%
Dow Chemical Co. (The)
8.55%	05/15/19	40,000	43,937

Cosmetics/Personal Care — 0.0%
First Quality Finance Co., Inc.
4.63% (2)	05/15/21	5,000	5,069

Diversified Financial Services — 0.3%
International Lease Finance Corp.
7.13% (2)	09/01/18	50,000	52,094

Electric — 1.1%
AEP Texas Central Co.
3.85% (2)	10/01/25	50,000	52,395
FirstEnergy Transmission LLC
4.35% (2)	01/15/25	50,000	53,268
ITC Holdings Corp.
3.65%	06/15/24	40,000	41,447
MidAmerican Energy Co.
3.10%	05/01/27	40,000	40,347

			187,457

Food — 0.2%
Kraft Heinz Foods Co.
3.95%	07/15/25	35,000	36,376

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2017

Issues	Maturity Date	Principal Amount	Value
Healthcare-Products — 0.3%
Abbott Laboratories
3.75%	11/30/26	$40,000	$41,272

Healthcare-Services — 0.5%
Anthem, Inc.
3.50%	08/15/24	50,000	51,222
Centene Corp.
4.75%	01/15/25	8,000	8,280
DaVita, Inc.
5.13%	07/15/24	3,000	3,013
HCA, Inc.
5.25%	06/15/26	8,000	8,520
Molina Healthcare, Inc.
4.88% (2)	06/15/25	3,000	2,985
Tenet Healthcare Corp.
4.38%	10/01/21	5,000	5,025

			79,045

Insurance — 0.6%
Farmers Exchange Capital II
6.15% (3 mo. USD LIBOR + 3.744%) (2)(3)	11/01/53	80,000	91,873

Media — 0.5%
21st Century Fox America, Inc.
4.95%	10/15/45	20,000	22,214
CCO Holdings LLC / CCO Holdings Capital Corp.
5.00% (2)	02/01/28	8,000	7,960
5.13% (2)	05/01/27	8,000	8,090
Charter Communications Operating LLC / Charter Communications Operating Capital
6.48%	10/23/45	30,000	34,612

			72,876

Miscellaneous Manufacturers — 1.1%
General Electric Capital Corp.
1.80% (3 mo. USD LIBOR + 0.480%) (3)	08/15/36	200,000	182,672

Oil & Gas — 0.0%
Parsley Energy LLC / Parsley Finance Corp.
5.38% (2)	01/15/25	3,000	3,060
QEP Resources, Inc.
5.38%	10/01/22	4,000	4,000

			7,060

Packaging & Containers — 0.1%
Crown Americas LLC / Crown Americas Capital Corp. V
4.25%	09/30/26	4,000	4,010

Issues	Maturity Date	Principal Amount	Value
Packaging & Containers (Continued)
Graphic Packaging International, Inc.
4.88%	11/15/22	$8,000	$8,560
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (Luxembourg)
4.86% (3 mo. USD LIBOR + 3.500%) (2)(3)	07/15/21	5,000	5,113

			17,683

Pharmaceuticals — 0.6%
AbbVie, Inc.
4.50%	05/14/35	25,000	26,871
Actavis Funding SCS (Luxembourg)
3.80%	03/15/25	20,000	20,525
AstraZeneca PLC (United Kingdom)
3.38%	11/16/25	25,000	25,502
Valeant Pharmaceuticals International, Inc. (Canada)
5.88% (2)	05/15/23	20,000	16,975
6.13% (2)	04/15/25	6,000	5,070

			94,943

Pipelines — 0.3%
Energy Transfer Partners LP
5.15%	03/15/45	50,000	49,051
Rockies Express Pipeline LLC
5.63% (2)	04/15/20	3,000	3,195

			52,246

REIT — 1.9%
Alexandria Real Estate Equities, Inc.
3.95%	01/15/27	25,000	25,636
HCP, Inc.
3.15%	08/01/22	50,000	50,728
SBA Communications Corp.
4.00% (2)	10/01/22	8,000	8,140
SL Green Realty Corp.
5.00%	08/15/18	100,000	101,669
Ventas Realty LP / Ventas Capital Corp.
4.00%	04/30/19	50,000	51,260
Welltower, Inc.
4.13%	04/01/19	70,000	71,801

			309,234

Retail — 0.4%
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
5.25% (2)	06/01/26	4,000	4,261

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value
Retail (Continued)
Walgreens Boots Alliance, Inc.
3.45%	06/01/26		$60,000	$59,129

				63,390

Software — 0.4%
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.75% (2)	03/01/25		3,000	3,069
Microsoft Corp.
2.40%	08/08/26		25,000	24,155
4.45%	11/03/45		25,000	28,401
Quintiles IMS, Inc.
4.88% (2)	05/15/23		7,000	7,315

				62,940

Telecommunications — 1.2%
AT&T, Inc.
3.40%	05/15/25		45,000	44,555
4.13%	02/17/26		25,000	25,697
5.45%	03/01/47		40,000	41,934
Intelsat Jackson Holdings S.A. (Luxembourg)
9.75% (2)	07/15/25		4,000	4,035
Verizon Communications, Inc.
4.86%	08/21/46		75,000	75,823

				192,044

Total Corporate Bonds
(Cost: $3,151,475)				3,237,319

MUNICIPAL BONDS — 0.5%
Alabama Economic Settlement Authority, Revenue Bond
4.26%	09/15/32		40,000	42,694
California Health Facilities Financing Authority, Revenue Bond
3.00%	10/01/41		50,000	45,067

Total Municipal Bonds
(Cost: $80,331)				87,761

FOREIGN GOVERNMENT BONDS — 38.2%
Australia Government Bond
2.75% (1)	04/21/24	AUD	186,000	145,610
Bundesrepublik Deutschland (Germany)
0.00% (1)	08/15/26	EUR	209,000	239,213
2.25% (1)	09/04/21	EUR	360,000	465,078
Canada Housing Trust No. 1
3.35% (2)	12/15/20	CAD	430,000	350,214

Issues	Maturity Date	Principal Amount		Value
FOREIGN GOVERNMENT BONDS (Continued)
Canadian Government Bond
0.50%	03/01/22	CAD	215,000	$159,269
Denmark Government Bond
1.75%	11/15/25	DKK	900,000	158,683
France Government Bond OAT
2.50% (1)	05/25/30	EUR	373,000	516,130
3.25% (1)	10/25/21	EUR	65,000	86,806
Ireland Government Bond
3.40% (1)	03/18/24	EUR	55,000	77,354
Israel Government Bond
5.50%	01/31/22	ILS	280,000	95,788
Italy Buoni Poliennali Del Tesoro
4.50%	03/01/24	EUR	482,000	679,405
Japan Government Ten-Year Bond
1.00%	09/20/21	JPY	95,800,000	879,340
Japan Government Thirty-Year Bond
2.00%	03/20/42	JPY	45,000,000	506,394
Japan Government Twenty Year Bond
0.50%	09/20/36	JPY	8,700,000	75,974
Korea Treasury Bond
1.88%	06/10/26	KRW	144,000,000	122,205
Malaysia Government Bond
3.96%	09/15/25	MYR	525,000	122,337
Norway Government Bond
3.75% (1)	05/25/21	NOK	1,350,000	181,333
Poland Government Bond
3.25%	07/25/25	PLN	265,000	72,843
Romanian Government International Bond
4.88% (1)	01/22/24		$50,000	55,063
Spain Government Bond
2.75% (1)	10/31/24	EUR	345,000	454,714
Sweden Government Bond
3.50%	06/01/22	SEK	500,000	69,747
United Kingdom Gilt
2.75% (1)	09/07/24	GBP	500,000	740,178

Total Foreign Government Bonds
(Cost: $6,667,513)				6,253,678

ASSET-BACKED SECURITIES — 3.4%
Dryden Senior Loan Fund
2.86% (3 mo. USD LIBOR + 1.500%) (2)(3)	04/15/27		$40,000	40,106
Educational Funding of the South, Inc. (11-1-A2)
2.02% (3 mo. USD LIBOR + 0.650%) (3)	04/25/35		28,724	28,712

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2017

Issues	Maturity Date	Principal Amount	Value
ASSET-BACKED SECURITIES (Continued)
Magnetite XI, Ltd. (14-11A-A1R)
2.47% (3 mo. USD LIBOR + 1.120%) (2)(3)	01/18/27	$20,000	$20,046
Magnetite XII, Ltd. (15-12A-AR)
2.69% (3 mo. USD LIBOR + 1.330%) (2)(3)	04/15/27	30,000	30,097
Navient Student Loan Trust (14-8-A3)
1.84% (1 mo. USD LIBOR + 0.600%) (3)	05/27/49	80,000	80,313
Navient Student Loan Trust (16-2-A3)
2.74% (1 mo. USD LIBOR + 1.500%) (2)(3)	06/25/65	50,000	51,546
SLC Student Loan Trust (08-1-A4A)
2.92% (3 mo. USD LIBOR + 1.600%) (3)	12/15/32	61,374	63,645
SLM Student Loan Trust (07-3-A4)
1.43% (3 mo. USD LIBOR + 0.060%) (3)	01/25/22	50,000	48,550
SLM Student Loan Trust (07-6-A4)
1.75% (3 mo. USD LIBOR + 0.380%) (3)	10/25/24	54,430	54,475
SLM Student Loan Trust (08-9-A)
2.87% (3 mo. USD LIBOR + 1.500%) (3)	04/25/23	13,647	14,004
SLM Student Loan Trust (11-2-A2)
2.44% (1 mo. USD LIBOR + 1.200%) (3)	10/25/34	50,000	51,822
Student Loan Consolidation Center (02-2-B2)
0.00% (28-Day Auction Rate) (2)(3)	07/01/42	50,000	39,716
Voya CLO, Ltd. (14-4A-A1R)
2.31% (3 mo. USD LIBOR + 0.950%) (2)(3)	10/14/26	40,000	40,105

Total Asset-Backed Securities
(Cost: $555,087)			563,137

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 4.1%
Fannie Mae, Pool #AM2366
2.40%	02/01/23	70,000	70,309
Fannie Mae, Pool #AL8939
2.48%	11/01/22	30,746	30,915
Fannie Mae, Pool #AL6578
2.98%	04/01/23	91,406	94,553
Fannie Mae, Pool #AL6577
3.05%	11/01/22	80,530	82,679
Fannie Mae, Pool #470251
3.20%	02/01/22	80,061	83,208
Fannie Mae, Pool #AL6465
3.25%	11/01/23	87,452	91,001

Issues	Maturity Date	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Fannie Mae, Pool #AM4011
3.67%	07/01/23	$90,000	$95,894
Fannie Mae (12-M10-AFL)
1.69% (1 mo. USD LIBOR + 0.450%) (3)	09/25/22	109,112	108,885
Fannie Mae (14-M12-FA)
1.53% (1 mo. USD LIBOR + 0.300%) (3)	10/25/21	11,745	11,766
Freddie Mac Multifamily Structured Pass-Through Certificates (KSCT-AX) (I/O)
1.18% (4)	01/25/20	324,098	6,573

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $676,634)			675,783

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 0.6%
Bank of America-First Union NB Commercial Mortgage (01-3-XC) (I/O)
1.19% (2)(4)(5)(6)	04/11/37	1,778,834	1,386
COMM Mortgage Trust (14-277P-A)
3.61% (2)(4)	08/10/49	20,000	20,813
Morgan Stanley Capital I Trust (99-RM1-X) (I/O)
0.75% (2)(4)(5)(6)	12/15/31	855,447	440
VNDO Mortgage Trust (12-6AVE-A)
3.00% (2)	11/15/30	25,000	25,497
WF-RBS Commercial Mortgage Trust (11-C4-A3)
4.39% (2)	06/15/44	39,922	40,745

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $90,063)			88,881

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 10.7%
Fannie Mae (07-52-LS) (I/O) (I/F)
4.81% (-1.00 X 1 mo. USD LIBOR + 6.050%) (3)	06/25/37	102,549	13,460
Fannie Mae (08-18-SM) (I/O) (I/F)
5.76% (-1.00 X 1 mo. USD LIBOR + 7.000%) (3)	03/25/38	91,825	13,891
Fannie Mae (09-115-SB) (I/O) (I/F)
5.01% (-1.00 X 1 mo. USD LIBOR + 6.250%) (3)	01/25/40	72,954	10,610
Fannie Mae (10-116-SE) (I/O) (I/F)
5.36% (-1.00 X 1 mo. USD LIBOR + 6.600%) (3)	10/25/40	142,854	22,471

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Fannie Mae, Pool #AB3679
3.50%	10/01/41	$141,482	$146,355
Fannie Mae, Pool #AB4045
3.50%	12/01/41	158,601	164,545
Fannie Mae, Pool #AT5914
3.50%	06/01/43	60,633	62,586
Fannie Mae, Pool #BD7081
4.00%	03/01/47	99,133	104,101
Fannie Mae, Pool #MA1527
3.00%	08/01/33	76,261	78,061
Fannie Mae, Pool #MA1652
3.50%	11/01/33	60,381	63,068
Freddie Mac (2990-ND) (I/F) (PAC)
13.74% (-2.54 X 1 mo. USD LIBOR + 16.891%) (3)	12/15/34	7,155	7,909
Freddie Mac (3439-SC) (I/O) (I/F)
4.66% (-1.00 X 1 mo. USD LIBOR + 5.900%) (3)	04/15/38	92,779	13,004
Freddie Mac, Pool #G08698
3.50%	03/01/46	87,236	89,732
Freddie Mac, Pool #G08716
3.50%	08/01/46	87,505	90,014
Freddie Mac, Pool #G08721
3.00%	09/01/46	13,887	13,911
Freddie Mac, Pool #G08722
3.50%	09/01/46	8,875	9,129
Freddie Mac, Pool #G08726
3.00%	10/01/46	163,321	163,598
Freddie Mac, Pool #G08732
3.00%	11/01/46	18,832	18,864
Freddie Mac, Pool #G08762
4.00%	05/01/47	147,325	154,704
Freddie Mac, Pool #G18592
3.00%	03/01/31	11,562	11,856
Freddie Mac, Pool #G60344
4.00%	12/01/45	67,241	71,328
Ginnie Mae (11-146-EI) (I/O) (PAC)
5.00%	11/16/41	98,377	20,210
Ginnie Mae (11-69-GI) (I/O)
5.00%	05/16/40	186,867	14,752
Ginnie Mae (12-7-PI) (I/O) (PAC)
3.50%	01/20/38	133,705	4,552
Ginnie Mae, Pool #MA4263
4.00%	02/20/47	126,224	132,728
Ginnie Mae II, Pool #MA3597
3.50%	04/20/46	53,655	55,707
Ginnie Mae II, Pool #MA3663
3.50%	05/20/46	7,982	8,285

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Ginnie Mae II, Pool #MA3803
3.50%	07/20/46	$37,717	$39,159
Ginnie Mae II, Pool #MA4196
3.50%	01/20/47	97,565	101,294
Ginnie Mae II, Pool #MA4454
5.00%	05/20/47	56,483	60,753

Total Residential Mortgage-Backed Securities — Agency
(Cost: $1,788,946)			1,760,637

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 3.4%
First Horizon Mortgage Pass-Through Trust (05-AR4-2A1)
3.34% (4)(7)	10/25/35	79,213	76,041
Green Tree Financial Corp. (98-6-A8)
6.66% (4)	06/01/30	32,649	34,683
Lehman XS Trust (06-9-A1B)
1.40% (1 mo. USD LIBOR + 0.160%) (3)(7)	05/25/46	85,499	82,891
Merrill Lynch Alternative Note Asset Trust (07-A3-A2D)
1.57% (1 mo. USD LIBOR + 0.330%) (3)(6)	04/25/37	1,251,739	144,651
Structured Adjustable Rate Mortgage Loan Trust (04-18-4A1)
3.36% (4)	12/25/34	77,338	76,670
Structured Asset Mortgage Investments, Inc. (06-AR3-22A1)
2.97% (4)(7)	05/25/36	207,795	148,178

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $449,071)			563,114

U.S. TREASURY SECURITIES — 12.7%
U.S. Treasury Bond
2.75%	08/15/47	950,000	926,343
U.S. Treasury Note
2.25%	08/15/27	1,160,000	1,147,380

Total U.S. Treasury Securities
(Cost: $2,114,835)			2,073,723

Total Fixed Income Securities
(Cost: $15,573,955)			15,304,033

See accompanying notes to financial statements.

TCW Global Bond Fund

October 31, 2017

Issues	Maturity Date	Shares	Value
MONEY MARKET INVESTMENTS — 0.8%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.96% (8)		127,195	$127,195

Total Money Market Investments
(Cost: $127,195)			127,195

		Principal Amount
SHORT-TERM SECURITIES — 7.6%
U.S. TREASURY SECURITIES — 7.6%
U.S. Treasury Bill
1.09% (9)	01/25/18	$480,000	478,770
1.14% (9)	02/01/18	776,000	773,759

Total U.S. Treasury Securities
(Cost: $1,252,701)			1,252,529

Total Short-Term Investments
(Cost: $1,252,701)			1,252,529

Total Investments (101.8%)
(Cost: $16,953,851)			16,683,757
Liabilities In Excess Of Other Assets (-1.8%)			(290,974)

Net Assets (100.0%)			$16,392,783

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (10)
Barclays Capital	EUR	364,543	01/12/18	$432,704	$426,470	$(6,234)
Barclays Capital	JPY	34,554,542	01/12/18	309,012	305,220	(3,792)

				$741,716	$731,690	$(10,026)

SELL (11)
Barclays Capital	CAD	200,000	01/12/18	$159,985	$155,265	$4,720
Barclays Capital	GBP	175,000	01/12/18	231,691	232,927	(1,236)
Barclays Capital	ILS	360,000	01/12/18	103,399	102,510	889
Barclays Capital	KRW	148,000,000	01/12/18	130,506	132,161	(1,655)
Barclays Capital	MYR	537,000	01/12/18	126,884	126,542	342

				$752,465	$749,405	$3,060

See accompanying notes to financial statements.

TCW Global Bond Fund

Schedule of Investments (Continued)

Notes to Schedule of Investments:

AUD	- Australian Dollar.
CAD	- Canadian Dollar.
DKK	- Danish Krone.
EUR	- Euro Currency.
GBP	- British Pound Sterling.
ILS -	Israeli Shekel.
JPY - Japanese	Yen.
KRW	- South Korean Won.
MYR	- Malaysian Ringgit.
NOK	- Norwegian Krona.
SEK	- Swedish Krona.
ABS	- Asset-Backed Securities.
CLO	- Collateralized Loan Obligation.
EETC	- Enhanced Equipment Trust Certificate.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O - Interest	Only Security.
PAC	- Planned Amortization Class.
REIT	- Real Estate Investment Trust.
(1)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2017, the value of these securities amounted to $3,014,126 or 18.4% of net assets.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2017, the value of these securities amounted to $1,262,778 or 7.7% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2017.
(4)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(5)	Restricted security (Note 10).
(6)	For fair value measurement disclosure purposes, security is categorized as Level 3.
(7)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(8)	Rate disclosed is the 7-day net yield as of October 31, 2017.
(9)	Rate shown represents yield-to-maturity.
(10)	Fund buys foreign currency, sells U.S. Dollar.
(11)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

TCW Global Bond Fund

Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets
Aerospace/Defense	0.3%
Airlines	1.0
Asset-Backed Securities	3.4
Auto Manufacturers	0.6
Banks	6.9
Beverages	0.5
Biotechnology	0.7
Chemicals	0.3
Commercial Mortgage-Backed Securities — Agency	4.1
Commercial Mortgage-Backed Securities — Non-Agency	0.6
Cosmetics/Personal Care	0.0	*
Diversified Financial Services	0.3
Electric	1.1
Food	0.2
Foreign Government Bonds	38.2
Healthcare-Products	0.3
Healthcare-Services	0.5
Insurance	0.6
Media	0.5
Miscellaneous Manufacturers	1.1
Municipal Bonds	0.5
Oil & Gas	0.0	*
Packaging & Containers	0.1
Pharmaceuticals	0.6
Pipelines	0.3
REIT	1.9
Residential Mortgage-Backed Securities — Agency	10.7
Residential Mortgage-Backed Securities — Non-Agency	3.4
Retail	0.4
Short Term Investments	7.6
Software	0.4
Telecommunications	1.2
U.S. Treasury Securities	12.7
Money Market Investments	0.8

Total	101.8%

*	Value rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

TCW Global Bond Fund

Investments by Country

Country	Percentage of Net Assets
Australia	0.9%
Canada	3.2
Cayman Islands	0.8
Denmark	1.0
France	3.7
Germany	4.3
Great Britain	4.7
Ireland	0.5
Israel	0.6
Italy	4.1
Japan	9.0
Luxembourg	0.1
Malaysia	0.7
Mexico	1.4
Norway	1.1
Poland	0.4
Romania	0.3
South Korea	0.8
Spain	2.8
Sweden	0.4
United Kingdom	0.6
United States	60.4

Total	101.8%

See accompanying notes to financial statements.

TCW Global Bond Fund

Fair Valuation Summary	October 31, 2017

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Corporate Bonds*	$—	$3,237,319	$—	$3,237,319
Municipal Bonds	—	87,761	—	87,761
Foreign Government Bonds	—	6,253,678	—	6,253,678
Asset-Backed Securities	—	563,137	—	563,137
Commercial Mortgage-Backed Securities — Agency	—	675,783	—	675,783
Commercial Mortgage-Backed Securities — Non-Agency	—	87,055	1,826	88,881
Residential Mortgage-Backed Securities — Agency	—	1,760,637	—	1,760,637
Residential Mortgage-Backed Securities — Non-Agency	—	418,463	144,651	563,114
U.S. Treasury Securities	—	2,073,723	—	2,073,723

Total Fixed Income Securities	—	15,157,556	146,477	15,304,033

Money Market Investments	127,195	—	—	127,195
Short-Term Investments	1,252,529	—	—	1,252,529

Total Investments	1,379,724	15,157,556	146,477	16,683,757

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	5,951	—	5,951

Total	$1,379,724	$15,163,507	$146,477	$16,689,708

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(12,917)	$—	$(12,917)

Total	$—	$(12,917)	$—	$(12,917)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES — 89.7% of Net Assets
BANK LOANS — 7.4%
Commercial Services — 0.3%
Mister Car Wash, Inc., Term Loan B
5.13% (3 mo. USD LIBOR + 3.750%) (1)	08/20/21	$54,461	$54,756

Diversified Financial Services — 0.4%
Delos Finance Sarl, 2017 Term Loan B
3.33% (3 mo. USD LIBOR + 2.000%) (1)	10/06/23	79,413	80,108

Electric — 0.5%
Dynegy, Inc., 2017 Term Loan C
4.25% (3 mo. USD LIBOR + 3.000%) (1)	02/07/24	25,000	25,186
TEX Operations Co. LLC, Exit Term Loan B
4.08% (3 mo. USD LIBOR + 2.750%) (1)	08/04/23	60,613	60,887
TEX Operations Co. LLC, Exit Term Loan C
4.08% (3 mo. USD LIBOR + 2.750%) (1)	08/04/23	13,929	13,990

			100,063

Healthcare-Services — 0.5%
Air Medical Group Holdings, Inc., 2017 Term Loan B2
5.25% (3 mo. USD LIBOR + 4.000%) (1)	09/07/24	39,000	39,232
Air Medical Group Holdings, Inc., Term Loan B1
5.24% (3 mo. USD LIBOR + 4.000%) (1)	04/28/22	42,393	42,625
BCPE Eagle Buyer LLC, 2017 1st Lien Term Loan
5.49% (3 mo. USD LIBOR + 4.250%) (1)	03/18/24	12,935	12,983
BCPE Eagle Buyer LLC, 2017 2nd Lien Term Loan
9.24% (3 mo. USD LIBOR + 8.000%) (1)	03/17/25	13,000	13,081

			107,921

Lodging — 0.5%
CityCenter Holdings, LLC, 2017 Term Loan B
3.74% (3 mo. USD LIBOR + 2.500%) (1)	04/18/24	104,738	105,347

Packaging & Containers — 0.3%
Reynolds Group Holdings, Inc., 2017 Term Loan
3.99% (3 mo. USD LIBOR + 2.750%) (1)	02/05/23	64,351	64,803

Issues	Maturity Date	Principal Amount	Value
Pharmaceuticals — 0.6%
Alphabet Holding Co., Inc., 2017 1st Lien Term Loan
4.83% (3 mo. USD LIBOR + 3.500%) (1)	09/26/24	$78,000	$76,196
PharMerica Corp., 1st Lien Term Loan
4.50% (3 mo. USD LIBOR + 3.500%) (1)	09/26/24	26,000	26,211
PharMerica Corp., 2nd Lien Term Loan
8.75% (3 mo. USD LIBOR + 7.750%) (1)	09/26/25	26,000	26,293

			128,700

REIT — 0.8%
MGM Growth Properties Operating Partnership LP, 2016 Term Loan B
3.49% (3 mo. USD LIBOR + 2.250%) (1)	04/25/23	166,654	167,785

Retail — 0.7%
1011778 B.C. Unlimited Liability Co., Term Loan B3
3.49% (3 mo. USD LIBOR + 2.250%) (1)	02/16/24	149,248	149,603

Software — 1.6%
First Data Corp., 2017 Term Loan
3.74% (3 mo. USD LIBOR + 2.500%) (1)	04/26/24	212,274	213,430
First Data Corp., 2022 Term Loan
3.49% (3 mo. USD LIBOR + 2.250%) (1)	07/08/22	65,000	65,252
TierPoint LLC, 2017 1st Lien Term Loan
4.99% (3 mo. USD LIBOR + 3.750%) (1)	05/06/24	69,825	70,654

			349,336

Telecommunications — 0.5%
Colorado Buyer, Inc., Term Loan B
4.31% (3 mo. USD LIBOR + 3.000%) (1)	05/01/24	24,938	25,172
Level 3 Financing, Inc., 2017 Term Loan B
3.49% (3 mo. USD LIBOR + 2.250%) (1)	02/22/24	80,000	80,407

			105,579

Trucking & Leasing — 0.7%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l., Term Loan B2
3.49% (3 mo. USD LIBOR + 2.250%) (1)	04/03/22	144,638	145,933

Total Bank Loans
(Cost: $1,449,203)			1,559,934

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2017

Issues	Maturity Date	Principal Amount	Value
CORPORATE BONDS — 82.3%
Advertising — 0.5%
Lamar Media Corp.
5.75%	02/01/26	$100,000	$108,125

Aerospace/Defense — 0.2%
KLX, Inc.
5.88% (2)	12/01/22	43,000	44,989

Airlines — 3.2%
American Airlines, Inc. Pass-Through Trust (13-2-B) (EETC)
5.60% (2)	01/15/22	265,292	278,550
Continental Airlines, Inc. Pass-Through Certificates (99-1-A) (EETC)
6.55%	08/02/20	114,819	119,124
Delta Air Lines, Inc. Pass-Through Certificates (02-1-G-1) (EETC)
6.72%	07/02/24	250,467	280,439

			678,113

Auto Parts & Equipment — 0.2%
Tenneco, Inc.
5.00%	07/15/26	40,000	41,188

Banks — 1.5%
CIT Group, Inc.
3.88%	02/19/19	100,000	101,750
5.50% (2)	02/15/19	117,000	122,704
Citigroup, Inc.
1.87% (3 mo. USD LIBOR + 0.550%) (1)	08/25/36	100,000	84,444

			308,898

Beverages — 0.8%
DS Services of America, Inc.
10.00% (2)	09/01/21	163,000	172,099

Building Materials — 0.1%
Standard Industries, Inc.
5.13% (2)	02/15/21	13,000	13,455

Chemicals — 1.5%
Axalta Coating Systems LLC
4.88% (2)	08/15/24	160,000	167,400
Kissner Holdings LP / Kissner Milling Co., Ltd. / BSC Holding, Inc. / Kissner USA (Canada)
8.38% (2)	12/01/22	20,000	20,425
MPM Escrow LLC
8.88% (3)	10/15/20	75,000	—
Valvoline, Inc.
4.38% (2)	08/15/25	90,000	91,012
5.50% (2)	07/15/24	45,000	48,038

			326,875

Issues	Maturity Date	Principal Amount	Value
Coal — 0.1%
SunCoke Energy Partners LP / SunCoke Energy Partners Finance Corp.
7.50% (2)	06/15/25	$22,000	$23,155

Commercial Services — 3.2%
Brink’s Co. (The)
4.63% (2)	10/15/27	33,000	32,921
Gartner, Inc.
5.13% (2)	04/01/25	12,000	12,720
IHS Markit, Ltd.
5.00% (2)	11/01/22	10,000	10,800
KAR Auction Services, Inc.
5.13% (2)	06/01/25	24,000	24,840
Midas Intermediate Holdco II LLC / Midas Intermediate Holdco II Finance, Inc.
7.88% (2)	10/01/22	46,000	46,690
Nielsen Co. Luxembourg SARL (The) (Luxembourg)
5.50% (2)	10/01/21	165,000	170,569
Nielsen Finance LLC / Nielsen Finance Co.
5.00% (2)	04/15/22	10,000	10,325
Ritchie Bros Auctioneers, Inc. (Canada)
5.38% (2)	01/15/25	20,000	21,100
Service Corp. International
4.50%	11/15/20	200,000	202,500
5.38%	01/15/22	85,000	87,656
United Rentals North America, Inc.
4.63%	07/15/23	45,000	47,137

			667,258

Computers — 1.2%
Dell, Inc.
5.65%	04/15/18	125,000	127,344
EMC Corp.
1.88%	06/01/18	130,000	130,000

			257,344

Cosmetics/Personal Care — 0.8%
First Quality Finance Co., Inc.
4.63% (2)	05/15/21	172,000	174,365

Diversified Financial Services — 1.2%
Ally Financial, Inc.
3.25%	11/05/18	250,000	252,369

Electric — 0.2%
NextEra Energy Operating Partners LP
4.25% (2)	09/15/24	7,000	7,114
4.50% (2)	09/15/27	30,000	30,300

			37,414

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
Entertainment — 4.0%
Churchill Downs, Inc.
5.38%	12/15/21	$360,000	$371,250
Eldorado Resorts, Inc.
6.00%	04/01/25	35,000	37,188
GLP Capital LP / GLP Financing II, Inc.
4.38%	11/01/18	260,000	263,640
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp.
6.13% (2)	08/15/21	175,000	176,531

			848,609

Environmental Control — 1.1%
Clean Harbors, Inc.
5.13%	06/01/21	219,000	223,106
Covanta Holding Corp.
5.88%	07/01/25	18,000	17,865

			240,971

Food — 1.7%
B&G Foods, Inc.
4.63%	06/01/21	150,000	153,375
Chobani LLC / Chobani Finance Corp, Inc.
7.50% (2)	04/15/25	8,000	8,720
Clearwater Seafoods, Inc. (Canada)
6.88% (2)	05/01/25	6,000	6,345
Kraft Heinz Foods Co.
4.88% (2)	02/15/25	60,000	64,208
Pilgrim’s Pride Corp.
5.88% (2)	09/30/27	53,000	55,252
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp.
5.88%	01/15/24	10,000	10,700
Post Holdings, Inc.
5.00% (2)	08/15/26	7,000	7,053
5.50% (2)	03/01/25	12,000	12,540
5.75% (2)	03/01/27	25,000	26,094
TreeHouse Foods, Inc.
6.00% (2)	02/15/24	6,000	6,450

			350,737

Healthcare-Products — 1.3%
Hill-Rom Holdings, Inc.
5.75% (2)	09/01/23	70,000	74,112
Hologic, Inc.
4.38% (2)	10/15/25	159,000	161,743
5.25% (2)	07/15/22	30,000	31,425
Teleflex, Inc.
4.88%	06/01/26	14,000	14,700

			281,980

Issues	Maturity Date	Principal Amount	Value
Healthcare-Services — 6.6%
Acadia Healthcare Co., Inc.
6.50%	03/01/24	$76,000	$80,465
Centene Corp.
4.75%	01/15/25	86,000	89,010
CHS / Community Health Systems, Inc.
6.25%	03/31/23	85,000	82,131
DaVita, Inc.
5.00%	05/01/25	30,000	29,709
5.13%	07/15/24	15,000	15,066
5.75%	08/15/22	5,000	5,159
HCA, Inc.
3.75%	03/15/19	75,000	76,313
6.50%	02/15/20	365,000	393,288
HealthSouth Corp.
5.75%	11/01/24	135,000	138,459
Molina Healthcare, Inc.
4.88% (2)	06/15/25	10,000	9,950
5.38%	11/15/22	115,000	120,031
MPH Acquisition Holdings LLC
7.13% (2)	06/01/24	17,000	18,363
SP Finco LLC
6.75% (2)	07/01/25	22,000	20,130
Tenet Healthcare Corp.
4.38%	10/01/21	10,000	10,050
4.50%	04/01/21	113,000	114,836
4.75%	06/01/20	75,000	77,063
7.50% (2)	01/01/22	10,000	10,563
WellCare Health Plans, Inc.
5.25%	04/01/25	95,000	100,225

			1,390,811

Household Products/Wares — 1.0%
Central Garden & Pet Co.
6.13%	11/15/23	155,000	166,044
Spectrum Brands, Inc.
6.63%	11/15/22	45,000	46,889

			212,933

Internet — 0.0%
Zayo Group LLC / Zayo Capital, Inc.
5.75% (2)	01/15/27	7,000	7,394

Leisure Time — 0.3%
NCL Corp., Ltd.
4.75% (2)	12/15/21	60,000	62,580

Lodging — 1.3%
Boyd Gaming Corp.
6.88%	05/15/23	32,000	34,480
Hilton Domestic Operating Co., Inc.
4.25%	09/01/24	25,000	25,563

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2017

Issues	Maturity Date	Principal Amount	Value
Lodging (Continued)
MGM Resorts International
8.63%	02/01/19	$70,000	$75,338
Sugarhouse HSP Gaming Prop Mezz LP / Sugarhouse HSP Gaming Finance Corp.
5.88% (2)	05/15/25	143,000	139,782

			275,163

Machinery-Diversified — 0.3%
Tennant Co.
5.63% (2)	05/01/25	69,000	72,105

Media — 12.4%
AMC Networks, Inc.
4.75%	08/01/25	45,000	45,171
Cable One, Inc.
5.75% (2)	06/15/22	157,000	164,457
CCO Holdings LLC / CCO Holdings Capital Corp.
4.00% (2)	03/01/23	75,000	76,266
5.00% (2)	02/01/28	520,000	517,400
Cequel Communications Holdings I LLC / Cequel Capital Corp.
5.13% (2)	12/15/21	175,000	178,937
CSC Holdings LLC
7.63%	07/15/18	275,000	284,281
DISH DBS Corp.
4.25%	04/01/18	175,000	176,785
7.88%	09/01/19	300,000	324,000
EW Scripps Co. (The)
5.13% (2)	05/15/25	38,000	39,189
Midcontinent Communications & Finance Co.
6.88% (2)	08/15/23	70,000	75,163
Sinclair Television Group, Inc.
6.13%	10/01/22	195,000	201,240
Sirius XM Radio, Inc.
3.88% (2)	08/01/22	151,000	154,028
TEGNA, Inc.
5.13%	10/15/19	91,000	92,479
Univision Communications, Inc.
5.13% (2)	02/15/25	77,000	76,469
Virgin Media Secured Finance PLC (United Kingdom)
5.50% (2)	08/15/26	200,000	210,250

			2,616,115

Oil & Gas — 2.9%
Antero Resources Corp.
5.00%	03/01/25	22,000	22,469
CrownRock LP / CrownRock Finance, Inc.
5.63% (2)	10/15/25	12,000	12,165

Issues	Maturity Date	Principal Amount	Value
Oil & Gas (Continued)
Diamondback Energy, Inc.
4.75%	11/01/24	$5,000	$5,125
5.38%	05/31/25	20,000	20,850
Extraction Oil & Gas, Inc.
7.38% (2)	05/15/24	27,000	28,890
Gulfport Energy Corp.
6.38%	05/15/25	8,000	8,150
Newfield Exploration Co.
5.38%	01/01/26	48,000	51,240
5.63%	07/01/24	17,000	18,425
Parsley Energy LLC / Parsley Finance Corp.
5.25% (2)	08/15/25	87,000	88,305
5.38% (2)	01/15/25	42,000	42,840
5.63% (2)	10/15/27	45,000	46,492
PDC Energy, Inc.
6.13%	09/15/24	23,000	24,121
QEP Resources, Inc.
5.25%	05/01/23	25,000	24,812
5.38%	10/01/22	6,000	6,000
Range Resources Corp.
4.88%	05/15/25	12,000	11,640
Seven Generations Energy, Ltd. (Canada)
5.38% (2)	09/30/25	37,000	37,372
Sunoco LP / Sunoco Finance Corp.
5.50%	08/01/20	150,000	154,500
WPX Energy, Inc.
5.25%	09/15/24	11,000	11,027
6.00%	01/15/22	4,000	4,175

			618,598

Oil & Gas Services — 0.9%
Transocean Proteus, Ltd.
6.25% (2)	12/01/24	177,650	187,199

Packaging & Containers — 7.4%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (Ireland)
4.63% (2)	05/15/23	200,000	206,260
Ball Corp.
4.00%	11/15/23	15,000	15,431
4.38%	12/15/20	55,000	57,750
Berry Plastics Corp.
5.13%	07/15/23	40,000	42,150
Crown Americas LLC / Crown Americas Capital Corp. V
4.25%	09/30/26	135,000	135,337
Graphic Packaging International, Inc.
4.88%	11/15/22	160,000	171,200

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
Packaging & Containers (Continued)
Multi-Color Corp.
4.88% (2)	11/01/25	$125,000	$126,562
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer (Luxembourg)
4.86% (3 mo. USD LIBOR + 3.500%) (1)(2)	07/15/21	170,000	173,825
5.75%	10/15/20	345,000	351,900
Sealed Air Corp.
4.88% (2)	12/01/22	100,000	106,750
5.25% (2)	04/01/23	97,000	104,760
Silgan Holdings, Inc.
4.75% (2)	03/15/25	35,000	36,138
5.00%	04/01/20	25,000	25,344

			1,553,407

Pharmaceuticals — 2.7%
Catalent Pharma Solutions, Inc.
4.88% (2)	01/15/26	155,000	157,712
inVentiv Group Holdings, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc.
7.50% (2)	10/01/24	9,000	9,945
Valeant Pharmaceuticals International, Inc. (Canada)
5.63% (2)	12/01/21	85,000	77,673
5.88% (2)	05/15/23	182,000	154,473
6.13% (2)	04/15/25	197,000	166,465

			566,268

Pipelines — 4.4%
Cheniere Corpus Christi Holdings LLC
5.13% (2)	06/30/27	35,000	36,181
Cheniere Energy Partners LP
5.25% (2)	10/01/25	40,000	41,300
Energy Transfer Equity LP
4.25%	03/15/23	95,000	96,900
Kinder Morgan Energy Partners LP
2.65%	02/01/19	135,000	136,046
NGPL PipeCo LLC
4.38% (2)	08/15/22	145,000	149,531
Rockies Express Pipeline LLC
5.63% (2)	04/15/20	155,000	165,075
6.00% (2)	01/15/19	85,000	88,081
Tesoro Logistics LP / Tesoro Logistics Finance Corp.
5.88%	10/01/20	115,000	117,645
6.13%	10/15/21	42,000	43,418
Williams Cos., Inc. (The)
3.70%	01/15/23	45,000	45,619

			919,796

Issues	Maturity Date	Principal Amount	Value
REIT — 0.8%
MGM Growth Properties Operating Partnership LP / MGP Finance Co-Issuer, Inc.
5.63%	05/01/24	$21,000	$22,785
SBA Communications Corp.
4.00% (2)	10/01/22	148,000	150,590

			173,375

Retail — 2.8%
1011778 BC ULC / New Red Finance, Inc. (Canada)
4.25% (2)	05/15/24	57,000	57,553
Cumberland Farms, Inc.
6.75% (2)	05/01/25	103,000	109,700
Dollar Tree, Inc.
5.75%	03/01/23	190,000	200,687
Golden Nugget, Inc.
6.75% (2)	10/15/24	10,000	10,200
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
4.75%	06/01/27	13,000	13,374
5.00%	06/01/24	3,000	3,173
Lithia Motors, Inc.
5.25% (2)	08/01/25	28,000	29,435
Nathan’s Famous, Inc.
6.63% (2)	11/01/25	19,000	19,427
Penske Automotive Group, Inc.
3.75%	08/15/20	105,000	107,100
PetSmart, Inc.
5.88% (2)	06/01/25	25,000	21,937
Yum! Brands, Inc.
6.25%	03/15/18	15,000	15,263

			587,849

Semiconductors — 1.0%
NXP BV / NXP Funding LLC (Netherlands)
3.75% (2)	06/01/18	200,000	202,000

Software — 2.3%
CDK Global, Inc.
3.80%	10/15/19	188,000	193,170
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc.
5.75% (2)	03/01/25	140,000	143,237
MSCI, Inc.
4.75% (2)	08/01/26	4,000	4,190
Quintiles IMS, Inc.
4.88% (2)	05/15/23	135,000	141,075

			481,672

See accompanying notes to financial statements.

TCW High Yield Bond Fund

October 31, 2017

Issues	Maturity Date	Principal Amount	Value
Telecommunications — 12.4%
AT&T, Inc.
4.90%	08/14/37	$55,000	$55,056
Frontier Communications Corp.
6.25%	09/15/21	12,000	9,870
7.13%	01/15/23	109,000	83,998
8.50%	04/15/20	24,000	23,760
10.50%	09/15/22	39,000	34,125
GTT Communications, Inc.
7.88% (2)	12/31/24	20,000	21,426
Intelsat Jackson Holdings S.A. (Luxembourg)
5.50%	08/01/23	198,000	169,290
9.75% (2)	07/15/25	45,000	45,394
Level 3 Financing, Inc.
6.13%	01/15/21	277,000	282,919
Qualitytech LP / QTS Finance Corp.
4.75% (2)	11/15/25	145,000	148,045
Qwest Corp.
6.75%	12/01/21	105,000	116,681
SoftBank Group Corp. (Japan)
4.50% (2)	04/15/20	200,000	207,060
Sprint Communications, Inc.
9.00% (2)	11/15/18	467,000	496,187
Sprint Corp.
7.88%	09/15/23	45,000	50,486
Sprint Nextel Corp.
9.25%	04/15/22	55,000	67,650
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC
3.36% (2)	03/20/23	280,000	284,074
T-Mobile USA, Inc.
4.00%	04/15/22	50,000	51,750
6.13%	01/15/22	267,000	278,347
6.84%	04/28/23	175,000	185,063
Windstream Services LLC
6.38%	08/01/23	15,000	10,988

			2,622,169

Total Corporate Bonds
(Cost: $17,173,524)			17,377,378

Total Fixed Income Securities
(Cost: $18,622,727)			18,937,312

Issues		Shares	Value
COMMON STOCK — 0.5% (Cost: $327,224)
Electric — 0.5% (Cost: $327,224)
New Hold Co. — Series A (4)(5)		5,610	$112,200

MONEY MARKET INVESTMENTS — 1.3%
(Cost: $282,433)
State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.96% (6)		282,433	282,433

	Maturity Date	Principal Amount
SHORT TERM INVESTMENTS — 8.9%
FOREIGN GOVERNMENT BONDS — 0.8%
Japan Treasury Bill
0.00% (7)	01/29/18	$10,000,000	88,049
0.00% (7)	01/10/18	10,000,000	88,026

Total Foreign Government Bonds
(Cost: $177,687)			176,075

U.S. TREASURY SECURITIES — 8.1%
U.S. Treasury Bill
1.04% (8)	01/04/18	600,000	598,894
1.04% (8)	01/11/18	700,000	698,568
1.14% (8)	02/01/18	400,000	398,845

Total U.S. Treasury Securities
(Cost: $1,696,345)			1,696,307

Total Short-Term Investments
(Cost: $1,874,032)			1,872,382

Total Investments (100.4%)
(Cost: $21,106,416)			21,204,327

Liabilities In Excess Of Other Assets (-0.4%)			(75,449)

Net Assets (100.0%)			$21,128,878

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Schedule of Investments (Continued)

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELL (9)
Goldman Sachs International	JPY	10,000,000	01/10/18	$89,156	$88,321	$835
Goldman Sachs International	JPY	10,000,000	01/29/18	89,353	88,408	945

				$178,509	$176,729	$1,780

Credit Default Swaps — Buy Protection
Notional Amount (10)	Implied Credit Spread (11)	Expiration Date	Counterparty	Reference Entity	Fixed Deal Pay Rate	Payment Frequency	Unrealized Appreciation	Premium Paid (Received)	Value (12)
OTC Swaps
$250,000	0.221%	3/20/19	Goldman Sachs International	ALCOA, Inc.	1.0%	Quarterly	$ (5,038)	$2,317	$ (2,721)

Notes to Schedule of Investments:

JPY - Japanese	Yen.
EETC -	Enhanced Equipment Trust Certificate.
OTC	- Over the Counter.
REIT	- Real Estate Investment Trust.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2017.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2017, the value of these securities amounted to $8,339,141 or 39.5% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(3)	Security is currently in default due to bankruptcy or failure to make payment of principal or interest of the issuer. Income is not being accrued.
(4)	Non-income producing security.
(5)	For fair value measurement disclosure purposes, security is categorized as Level 3.
(6)	Rate disclosed is the 7-day net yield as of October 31, 2017.
(7)	Security is not accruing interest.
(8)	Rate shown represents yield-to-maturity.
(9)	Fund sells foreign currency, buys U.S. Dollar.
(10)	The maximum potential amount the Fund could receive as buyer or pay as seller of protection if a credit event occurred as defined under the terms of that particular swap agreement.
(11)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(12)	The value of a credit default swap agreement serves as an indicator of the current status of the payments/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit worthiness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets
Advertising	0.5%
Aerospace/Defense	0.2
Airlines	3.2
Auto Parts & Equipment	0.2
Banks	1.5
Beverages	0.8
Building Materials	0.1
Chemicals	1.5
Coal	0.1
Commercial Services	3.5
Computers	1.2
Cosmetics/Personal Care	0.8
Diversified Financial Services	1.6
Electric	1.2
Entertainment	4.0
Environmental Control	1.1
Food	1.7
Healthcare-Products	1.3
Healthcare-Services	7.1
Household Products/Wares	1.0
Internet	0.0 *
Leisure Time	0.3
Lodging	1.8
Machinery-Diversified	0.3
Media	12.4
Oil & Gas	2.9
Oil & Gas Services	0.9
Packaging & Containers	7.7
Pharmaceuticals	3.3
Pipelines	4.4
REIT	1.6
Retail	3.5
Semiconductors	1.0
Short Term Investments	8.9
Software	3.9
Telecommunications	12.9
Trucking & Leasing	0.7
Money Market Investments	1.3

Total	100.4%

*	Value rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Bank Loans*	$—	$1,559,934	$—	$1,559,934
Corporate Bonds*	—	17,377,378	—	17,377,378

Total Fixed Income Securities	—	18,937,312	—	18,937,312

Equity Securities
Common Stock*	—	—	112,200	112,200
Money Market Investments	282,433	—	—	282,433
Short-Term Investments	1,696,307	176,075	—	1,872,382

Total Investments	1,978,740	19,113,387	112,200	21,204,327

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	1,780	—	1,780

Total	$1,978,740	$19,115,167	$112,200	$21,206,107

Liability Derivatives
Swap Agreements
Credit Risk	$—	$(2,721)	$—	$(2,721)

Total	$—	$(2,721)	$—	$(2,721)

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments	October 31, 2017

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES — 73.0% of Net Assets
COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY — 7.4%
Fannie Mae, Pool #AM6261
1.45% (1 mo. USD LIBOR + 0.220%) (1)	07/01/19	$65,000	$65,046
Fannie Mae, Pool #AM7028
1.47% (1 mo. USD LIBOR + 0.240%) (1)	10/01/19	65,000	65,035
Fannie Mae, Pool #467288
2.80%	03/01/18	94,775	94,925
Fannie Mae, Pool #FN0002
2.92%	12/01/17	802	800
Fannie Mae (13-M13-FA)
1.59% (1 mo. USD LIBOR + 0.350%) (1)	05/25/18	28,331	28,257
Fannie Mae (15-M10-FA)
1.48% (1 mo. USD LIBOR + 0.250%) (1)	03/25/19	20,221	20,226
Fannie Mae (15-M12-FA)
1.57% (1 mo. USD LIBOR + 0.340%) (1)	04/25/20	30,634	30,608
Freddie Mac Multifamily Structured Pass-Through Certificates (J15F-A1)
2.36%	07/25/20	49,866	50,187
Freddie Mac Multifamily Structured Pass-Through Certificates (KF02-A1)
1.61% (1 mo. USD LIBOR + 0.380%) (1)	07/25/20	44,000	44,038
Freddie Mac Multifamily Structured Pass-Through Certificates (KF14-A)
1.88% (1 mo. USD LIBOR + 0.650%) (1)	01/25/23	36,346	36,480
Freddie Mac Multifamily Structured Pass-Through Certificates (KIR1-A1)
2.45%	03/25/26	48,476	48,558
Freddie Mac Multifamily Structured Pass-Through Certificates (KJ02-A2)
2.60%	09/25/20	42,603	43,063
Freddie Mac Multifamily Structured Pass-Through Certificates (KP02-A2)
2.36% (2)	04/25/21	58,933	59,299

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $592,017)			586,522

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 0.5%
Bear Stearns Commercial Mortgage Securities Trust (99-CLF1-A4)
7.00% (2)	05/20/30	10,767	10,876
JPMorgan Chase Commercial Mortgage Securities Trust (06-LDP9-A3S)
5.24% (3)	05/15/47	18,244	18,145

Issues	Maturity Date	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — (Continued)
OBP Depositor LLC Trust (10-OBP-A)
4.65% (3)	07/15/45	$10,000	$10,527

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $41,223)			39,548

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 22.0%
Fannie Mae (03-11-FA)
2.24% (1 mo. USD LIBOR + 1.000%) (1)	09/25/32	21,443	21,950
Fannie Mae (03-64-KS) (I/F)
8.06% (1 mo. USD LIBOR + 9.643%) (1)	07/25/18	3,222	3,116
Fannie Mae (03-84-GE) (PAC)
4.50%	09/25/18	8,146	8,204
Fannie Mae (03-97-CA) (PAC)
5.00%	10/25/18	50,178	50,578
Fannie Mae (04-94-HY)
5.00%	12/25/19	20,806	20,919
Fannie Mae (05-114-PF) (PAC)
1.61% (1 mo. USD LIBOR + 0.375%) (1)	08/25/35	46,666	46,729
Fannie Mae (06-60-DF)
1.67% (1 mo. USD LIBOR + 0.430%) (1)	04/25/35	44,099	44,313
Fannie Mae (06-84-WF) (PAC)
1.54% (1 mo. USD LIBOR + 0.300%) (1)	02/25/36	16,491	16,497
Fannie Mae (07-64-FA)
1.71% (1 mo. USD LIBOR + 0.470%) (1)	07/25/37	44,735	45,140
Fannie Mae (07-67-FA)
1.49% (1 mo. USD LIBOR + 0.250%) (1)	04/25/37	40,812	40,810
Fannie Mae (08-15-JN)
4.50%	02/25/23	65,672	66,681
Fannie Mae (08-47-PF) (PAC)
1.74% (1 mo. USD LIBOR + 0.500%) (1)	06/25/38	4,889	4,896
Fannie Mae (09-33-FB)
2.06% (1 mo. USD LIBOR + 0.820%) (1)	03/25/37	32,694	33,365
Fannie Mae (10-83-AK)
3.00%	11/25/18	44,981	45,129
Fannie Mae (11-124-DF)
1.69% (1 mo. USD LIBOR + 0.450%) (1)	08/25/40	22,479	22,578
Fannie Mae (11-75-HP) (PAC)
2.50%	07/25/40	54,947	55,341

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — (Continued)
Fannie Mae, Pool #254548
5.50%	12/01/32	$17,379	$19,361
Fannie Mae, Pool #600187
7.00%	07/01/31	35,165	38,378
Fannie Mae, Pool #995364
6.00%	10/01/38	21,639	24,466
Fannie Mae, Pool #AL0851
6.00%	10/01/40	10,390	11,731
Freddie Mac (2550-FI) (TAC)
1.59% (1 mo. USD LIBOR + 0.350%) (1)	11/15/32	6,420	6,444
Freddie Mac (2764-OE) (PAC)
4.50%	03/15/19	32,549	32,813
Freddie Mac (2990-DE)
1.62% (1 mo. USD LIBOR + 0.380%) (1)	11/15/34	50,135	50,323
Freddie Mac (3071-TF) (PAC)
1.54% (1 mo. USD LIBOR + 0.300%) (1)	04/15/35	54,534	54,553
Freddie Mac (3139-FL) (PAC)
1.54% (1 mo. USD LIBOR + 0.300%) (1)	01/15/36	49,750	49,770
Freddie Mac (3172-FK)
1.69% (1 mo. USD LIBOR + 0.450%) (1)	08/15/33	34,278	34,327
Freddie Mac (3300-FA)
1.54% (1 mo. USD LIBOR + 0.300%) (1)	08/15/35	53,787	53,751
Freddie Mac (3318-F)
1.49% (1 mo. USD LIBOR + 0.250%) (1)	05/15/37	65,813	65,703
Freddie Mac (3335-FT)
1.39% (1 mo. USD LIBOR + 0.150%) (1)	08/15/19	10,244	10,240
Freddie Mac (3346-FA)
1.47% (1 mo. USD LIBOR + 0.230%) (1)	02/15/19	849	849
Freddie Mac (3645-EH)
3.00%	12/15/20	51,884	52,260
Freddie Mac (3747-HG) (PAC)
2.40%	07/15/37	47,948	48,046
Freddie Mac (3767-JF) (PAC)
1.54% (1 mo. USD LIBOR + 0.300%) (1)	02/15/39	71,046	71,123
Freddie Mac (3780-LF)
1.64% (1 mo. USD LIBOR + 0.400%) (1)	03/15/29	6,042	6,042
Freddie Mac (3804-FN) (PAC)
1.69% (1 mo. USD LIBOR + 0.450%) (1)	03/15/39	67,693	67,744

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — (Continued)
Freddie Mac (3824-FA)
1.39% (1 mo. USD LIBOR + 0.150%) (1)	03/15/26	$14,920	$14,920
Freddie Mac (3901-CD)
2.00%	10/15/18	42,822	42,850
Freddie Mac (3940-PF) (PAC)
1.59% (1 mo. USD LIBOR + 0.350%) (1)	05/15/40	76,012	76,147
Freddie Mac (3946-FG) (PAC)
1.59% (1 mo. USD LIBOR + 0.350%) (1)	10/15/39	36,775	36,841
Freddie Mac (4231-FD)
1.59% (1 mo. USD LIBOR + 0.350%) (1)	10/15/32	82,837	82,688
Freddie Mac (263-F5)
1.74% (1 mo. USD LIBOR + 0.500%) (1)	06/15/42	61,216	61,735
Ginnie Mae (10-108-PF) (PAC)
1.64% (1 mo. USD LIBOR + 0.400%) (1)	02/20/38	8,670	8,676
Ginnie Mae (12-13-KF)
1.54% (1 mo. USD LIBOR + 0.300%) (1)	07/20/38	54,074	54,234
Ginnie Mae II, Pool #80022
2.25% (1 year Treasury Constant Maturity Rate + 1.500%) (1)	12/20/26	18,400	18,955
Ginnie Mae II, Pool #80636
2.13% (1 year Treasury Constant Maturity Rate + 1.500%) (1)	09/20/32	13,734	14,200
Ginnie Mae II, Pool #80757
2.13% (1 year Treasury Constant Maturity Rate + 1.500%) (1)	10/20/33	9,565	9,537
Ginnie Mae II, Pool #80797
2.38% (1 year Treasury Constant Maturity Rate + 1.500%) (1)	01/20/34	71,826	74,767
Ginnie Mae II, Pool #80937
2.63% (1 year Treasury Constant Maturity Rate + 1.500%) (1)	06/20/34	30,017	31,118

Total Residential Mortgage-Backed Securities — Agency
(Cost: $1,744,136)			1,750,838

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 1.8%
Bear Stearns Asset-Backed Securities Trust (05-SD1-1A3)
2.04% (1 mo. USD LIBOR + 0.800%) (1)	08/25/43	269	270
Credit Suisse First Boston Mortgage Securities Corp. (02-AR31-6A1)
3.22% (2)	11/25/32	101,488	103,204

See accompanying notes to financial statements.

TCW Short Term Bond Fund

October 31, 2017

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — (Continued)
First Franklin Mortgage Loan Asset-Backed Certificates (04-FF5-A3C)
2.24% (1 mo. USD LIBOR + 1.000%) (1)	08/25/34	$24,687	$24,097
Homestar Mortgage Acceptance Corp. (04-5-A1)
2.14% (1 mo. USD LIBOR + 0.900%) (1)	10/25/34	4,843	4,894
Morgan Stanley Mortgage Loan Trust (04-6AR-1A)
2.14% (1 mo. USD LIBOR + 0.900%) (1)	07/25/34	13,213	13,070

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $90,528)			145,535

CORPORATE BONDS — 30.9%
Aerospace/Defense — 0.8%
L3 Technologies, Inc.
5.20%	10/15/19	15,000	15,879
United Technologies Corp.
1.78%	05/04/18	50,000	49,999

			65,878

Agriculture — 0.6%
Altria Group, Inc.
9.70%	11/10/18	20,000	21,574
BAT International Finance PLC (United Kingdom)
1.85% (3)	06/15/18	30,000	30,008

			51,582

Airlines —0.8%
Continental Airlines, Inc. Pass-Through Certificates (99-1-A) (EETC)
6.55%	08/02/20	61,902	64,223

Auto Manufacturers — 0.7%
Ford Motor Credit Co. LLC
2.15%	01/09/18	35,000	35,038
General Motors Co.
3.50%	10/02/18	20,000	20,293

			55,331

Banks — 11.5%
Bank of America Corp.
5.65%	05/01/18	80,000	81,550
5.75%	12/01/17	75,000	75,257
Capital One N.A.
2.35%	08/17/18	25,000	25,079

Issues	Maturity Date	Principal Amount	Value
Banks — (Continued)
Citigroup, Inc.
1.80%	02/05/18	$25,000	$25,006
2.05%	12/07/18	25,000	25,026
6.13%	11/21/17	25,000	25,063
6.13%	05/15/18	45,000	46,044
Discover Bank
2.00%	02/21/18	35,000	35,040
Goldman Sachs Group, Inc. (The)
2.42% (3 mo. USD LIBOR + 1.100%) (1)	11/15/18	25,000	25,225
5.95%	01/18/18	40,000	40,368
6.15%	04/01/18	20,000	20,361
7.50%	02/15/19	50,000	53,455
HBOS PLC (United Kingdom)
6.75% (3)	05/21/18	35,000	35,875
JPMorgan Chase & Co.
1.70%	03/01/18	35,000	35,017
Morgan Stanley
2.11% (3 mo. USD LIBOR + 0.800%) (1)	02/14/20	30,000	30,142
6.63%	04/01/18	20,000	20,399
7.30%	05/13/19	60,000	64,681
PNC Bank NA
1.80%	11/05/18	50,000	50,035
Santander UK PLC (United Kingdom)
2.50%	03/14/19	30,000	30,227
Wachovia Corp.
5.75%	02/01/18	135,000	136,395
Wells Fargo & Co.
1.50%	01/16/18	35,000	35,003

			915,248

Beverages — 0.7%
Beam Suntory, Inc.
1.75%	06/15/18	30,000	30,022
Constellation Brands, Inc.
2.00%	11/07/19	25,000	24,965

			54,987

Chemicals — 0.3%
Dow Chemical Co. (The)
8.55%	05/15/19	20,000	21,968

Computers — 0.4%
Apple, Inc.
1.70%	02/22/19	30,000	30,032

Diversified Financial Services — 2.0%
Air Lease Corp.
2.63%	09/04/18	25,000	25,162

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
Diversified Financial Services (Continued)
American Express Co.
7.00%	03/19/18	$30,000	$30,624
Bear Stearns Cos. LLC (The)
7.25%	02/01/18	105,000	106,436

			162,222

Electric — 1.8%
Entergy Gulf States Louisiana LLC
6.00%	05/01/18	20,000	20,421
Jersey Central Power & Light Co.
7.35%	02/01/19	40,000	42,479
Oncor Electric Delivery Co. LLC
6.80%	09/01/18	50,000	51,999
Vectren Utility Holdings, Inc.
5.75%	08/01/18	25,000	25,704

			140,603

Environmental Control — 0.8%
Republic Services, Inc.
3.80%	05/15/18	40,000	40,461
Waste Management, Inc.
6.10%	03/15/18	25,000	25,404

			65,865

Food — 1.0%
Conagra Brands, Inc.
1.86% (USD LIBOR + 0.500%) (1)	10/09/20	25,000	25,061
Kraft Heinz Foods Co.
6.13%	08/23/18	35,000	36,202
Tyson Foods, Inc.
1.76% (USD LIBOR + 0.450%) (1)	08/21/20	15,000	15,039

			76,302

Gas — 0.3%
ONE Gas, Inc.
2.07%	02/01/19	25,000	25,082

Healthcare-Services — 1.7%
Aetna, Inc.
1.50%	11/15/17	50,000	49,998
Anthem, Inc.
1.88%	01/15/18	60,000	60,052
Fresenius Medical Care US Finance II, Inc.
5.63% (3)	07/31/19	25,000	26,429

			136,479

Packaging & Containers — 0.4%
WestRock RKT Co.
4.45%	03/01/19	30,000	30,884

Issues	Maturity Date	Principal Amount	Value
Pharmaceuticals — 0.7%
Actavis Funding SCS (Luxembourg)
2.35%	03/12/18	$30,000	$30,072
Teva Pharmaceutical Finance III BV (Netherlands)
1.40%	07/20/18	25,000	24,863

			54,935

REIT — 5.3%
American Tower Corp.
3.40%	02/15/19	25,000	25,431
Boston Properties LP
3.70%	11/15/18	50,000	50,779
DDR Corp.
7.50%	07/15/18	20,000	20,727
HCP, Inc.
3.75%	02/01/19	45,000	45,795
Highwoods Realty LP
7.50%	04/15/18	35,000	35,849
Realty Income Corp.
2.00%	01/31/18	30,000	30,000
SL Green Realty Corp.
5.00%	08/15/18	50,000	50,834
UDR, Inc.
4.25%	06/01/18	45,000	45,640
Ventas Realty LP / Ventas Capital Corp.
2.00%	02/15/18	80,000	80,067
Welltower, Inc.
2.25%	03/15/18	35,000	35,078

			420,200

Semiconductors — 0.3%
QUALCOMM, Inc.
1.85%	05/20/19	25,000	25,033

Telecommunications — 0.8%
AT&T, Inc.
5.50%	02/01/18	40,000	40,382
Rogers Communications, Inc. (Canada)
6.80%	08/15/18	20,000	20,808

			61,190

Total Corporate Bonds
(Cost: $2,494,398)			2,458,044

U.S. TREASURY SECURITIES — 10.4%
U.S. Treasury Note
1.38%	09/30/19	440,000	438,254
1.50%	10/31/19	385,000	384,293

Total U.S. Treasury Securities
(Cost: $823,619)			822,547

Total Fixed Income Securities
(Cost: $5,785,921)			5,803,034

See accompanying notes to financial statements.

TCW Short Term Bond Fund

October 31, 2017

Issues	Maturity Date	Shares	Value
MONEY MARKET INVESTMENTS — 1.2%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.96% (4)		97,706	$97,706

Total Money Market Investments
(Cost: $97,706)			97,706

		Principal Amount
SHORT TERM INVESTMENTS — 26.9%
U.S. TREASURY SECURITIES — 26.9%
U.S. Treasury Bill
1.04% (5)	01/04/18	$185,000	184,659
1.04% (5)	01/11/18	425,000	424,131
1.08% (5)	01/18/18	280,000	279,345
1.09% (5)	01/25/18	650,000	648,335
1.12% (5)	02/08/18	100,000	99,693
1.14% (5)	02/01/18	500,000	498,556

Total U.S. Treasury Securities
(Cost: $2,134,771)			2,134,719

Total Short-Term Investments
(Cost: $2,134,771)			2,134,719

Total Investments (101.1%)
(Cost: $8,018,398)			8,035,459

Liabilities In Excess Of Other Assets(-1.1%)			(84,082)

Net Assets (100.0%)			$7,951,377

Notes to Schedule of Investments:

EETC -	Enhanced Equipment Trust Certificate.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
PAC -	Planned Amortization Class.
REIT -	Real Estate Investment Trust.
TAC -	Target Amortization Class.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2017.
(2)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2017, the value of these securities amounted to $120,984 or 1.5% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(4)	Rate disclosed is the 7-day net yield as of October 31, 2017.
(5)	Rate shown represents yield-to-maturity.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Investments by Industry

Industry	Percentage of Net Assets
Aerospace/Defense	0.8%
Agriculture	0.6
Airlines	0.8
Auto Manufacturers	0.7
Banks	11.5
Beverages	0.7
Chemicals	0.3
Commercial Mortgage-Backed Securities — Agency	7.4
Commercial Mortgage-Backed Securities — Non-Agency	0.5
Computers	0.4
Diversified Financial Services	2.0
Electric	1.8
Environmental Control	0.8
Food	1.0
Gas	0.3
Healthcare-Services	1.7
Packaging & Containers	0.4
Pharmaceuticals	0.7
REIT	5.3
Residential Mortgage-Backed Securities — Agency	22.0
Residential Mortgage-Backed Securities — Non-Agency	1.8
Semiconductors	0.3
Short Term Investments	26.9
Telecommunications	0.8
U.S. Treasury Securities	10.4
Money Market Investments	1.2

Total	101.1%

*	These classifications are unaudited.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Fair Valuation Summary	October 31, 2017

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Commercial Mortgage-Backed Securities — Agency	$—	$586,522	$—	$586,522
Commercial Mortgage-Backed Securities — Non-Agency	—	39,548	—	39,548
Residential Mortgage-Backed Securities — Agency	—	1,750,838	—	1,750,838
Residential Mortgage-Backed Securities — Non-Agency	—	145,535	—	145,535
Corporate Bonds*	—	2,458,044	—	2,458,044
U.S. Treasury Securities	—	822,547	—	822,547

Total Fixed Income Securities	—	5,803,034	—	5,803,034

Money Market Investments	97,706	—	—	97,706
Short-Term Investments	2,134,719	—	—	2,134,719

Total Investments	$2,232,425	$5,803,034	$—	$8,035,459

*	See Schedule of Investments for corresponding industries.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount	Value
FIXED INCOME SECURITIES — 101.0% of Net Assets
ASSET-BACKED SECURITIES — 1.7%
321 Henderson Receivables I LLC (13-3A-A)
4.08% (1)	01/17/73	$8,199,118	$8,602,965
ACE Securities Corp. Home Equity Loan Trust (05-HE7-A2D)
1.90% (1 mo. USD LIBOR + 0.660%) (2)	11/25/35	1,877,003	1,886,606
Ameriquest Mortgage Securities Trust (06-R2-A1)
1.41% (1 mo. USD LIBOR + 0.175%) (2)	04/25/36	7,642,783	7,652,072
Brazos Higher Education Authority, Inc. (11-1-A3)
2.37% (3 mo. USD LIBOR + 1.050%) (2)	11/25/33	18,835,000	18,929,002
EFS Volunteer No 2 LLC (12-1-A2)
2.59% (1 mo. USD LIBOR + 1.350%) (1)(2)	03/25/36	7,225,000	7,336,057
EFS Volunteer No 3 LLC (12-1-A3)
2.24% (1 mo. USD LIBOR + 1.000%) (1)(2)	04/25/33	17,750,000	17,770,898
Global SC Finance SRL (14-1A-A2)
3.09% (1)	07/17/29	11,046,375	10,813,626
Higher Education Funding I (14-1-A)
2.37% (3 mo. USD LIBOR + 1.050%) (1)(2)	05/25/34	18,182	18,130
Navient Student Loan Trust (14-2-A)
1.88% (1 mo. USD LIBOR + 0.640%) (2)	03/25/83	29,181,994	28,999,481
Navient Student Loan Trust (14-3-A)
1.86% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	29,495,363	29,130,740
Navient Student Loan Trust (14-4-A)
1.86% (1 mo. USD LIBOR + 0.620%) (2)	03/25/83	16,754,053	16,545,622
SLM Student Loan Trust (08-8-B)
3.62% (3 mo. USD LIBOR + 2.250%) (2)	10/25/75	5,706,000	5,830,200

Total Asset-Backed Securities
(Cost: $151,827,556)			153,515,399

COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY —1.9%
Fannie Mae, Pool #AL3366
2.44%	02/01/23	41,950,126	41,941,091
Fannie Mae, Pool #AL2660
2.63%	10/01/22	15,323,108	15,433,495
Fannie Mae (12-M12-1A) (ACES)
2.84% (3)	08/25/22	45,362,824	46,388,949

Issues	Maturity Date	Principal Amount	Value
COMMERCIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Fannie Mae (12-M15-A) (ACES)
2.66% (3)	10/25/22	$26,419,018	$26,957,014
Freddie Mac Multifamily Structured Pass-Through Certificates (K151-A3)
3.51%	04/25/30	42,420,000	44,170,220

Total Commercial Mortgage-Backed Securities — Agency
(Cost: $176,917,363)			174,890,769

COMMERCIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 0.4%
DBRR Trust (11-LC2-A4A)
4.54% (1)(3)	07/12/44	10,301,320	10,945,307
GRACE Mortgage Trust (14-GRCE-A)
3.37% (1)	06/10/28	15,750,000	16,266,702
GS Mortgage Securities Corp. (12-ALOH-A)
3.55% (1)	04/10/34	6,105,000	6,350,797

Total Commercial Mortgage-Backed Securities — Non-Agency
(Cost: $34,260,833)			33,562,806

RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY — 55.9%
Fannie Mae (01-40-Z)
6.00%	08/25/31	256,611	286,338
Fannie Mae (03-117-TG) (PAC)
4.75%	08/25/33	569,154	599,177
Fannie Mae (04-52-SW) (I/O) (I/F)
5.86% (-1.00 X 1 mo. USD LIBOR + 7.100%)	07/25/34	777,288	140,166
Fannie Mae (04-65-LT)
4.50%	08/25/24	1,613,939	1,689,459
Fannie Mae (04-68-LC)
5.00%	09/25/29	1,943,245	2,094,294
Fannie Mae (05-117-LC) (PAC)
5.50%	11/25/35	5,988,066	6,344,363
Fannie Mae (05-74-CP) (I/F) (PAC)
20.21% (-3.67 X 1 mo. USD LIBOR + 24.750%)	05/25/35	353,973	493,081
Fannie Mae (07-20-SI) (I/O) (I/F)
5.21% (-1.00 X 1 mo. USD LIBOR + 6.450%)	03/25/37	1,962,317	269,917
Fannie Mae (07-21-SE) (I/O) (I/F)
5.20% (-1.00 X 1 mo. USD LIBOR + 6.440%) (2)	03/25/37	1,757,543	237,095

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2017

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Fannie Mae (07-56-SG) (I/O) (I/F)
5.17% (-1.00 X 1 mo. USD LIBOR + 6.410%) (2)	06/25/37	$2,259,291	$208,422
Fannie Mae (07-58-SV) (I/O) (I/F)
5.51% (-1.00 X 1 mo. USD LIBOR + 6.750%) (2)	06/25/37	7,183,400	1,034,058
Fannie Mae (07-65-S) (I/O) (I/F)
5.36% (-1.00 X 1 mo. USD LIBOR + 6.600%) (2)	07/25/37	1,613,188	275,182
Fannie Mae (07-88-FY)
1.70% (1 mo. USD LIBOR + 0.460%) (2)	09/25/37	924,187	930,779
Fannie Mae (07-103-AI) (I/O) (I/F)
5.26% (-1.00 X 1 mo. USD LIBOR + 6.500%) (2)	03/25/37	6,247,156	653,380
Fannie Mae (07-B2-ZA)
5.50%	06/25/37	17,717,102	19,667,485
Fannie Mae (08-1-AI) (I/O) (I/F)
5.01% (-1.00 X 1 mo. USD LIBOR + 6.250%) (2)	05/25/37	6,455,888	1,059,873
Fannie Mae (08-13-SB) (I/O) (I/F)
5.00% (-1.00 X 1 mo. USD LIBOR + 6.240%) (2)	03/25/38	5,562,795	938,412
Fannie Mae (08-23-SB) (I/O) (I/F)
5.61% (-1.00 X 1 mo. USD LIBOR + 6.850%) (2)	04/25/38	10,712,747	1,684,656
Fannie Mae (08-35-SD) (I/O) (I/F)
5.21% (-1.00 X 1 mo. USD LIBOR + 6.450%) (2)	05/25/38	815,901	96,288
Fannie Mae (08-66-SG) (I/O) (I/F)
4.83% (-1.00 X 1 mo. USD LIBOR + 6.070%) (2)	08/25/38	16,955,187	2,888,353
Fannie Mae (08-68-SA) (I/O) (I/F)
4.73% (-1.00 X 1 mo. USD LIBOR + 5.970%) (2)	08/25/38	5,291,755	618,573
Fannie Mae (09-3-SH) (I/O) (I/F)
4.21% (-1.00 X 1 mo. USD LIBOR + 5.450%) (2)	06/25/37	2,613,495	276,373
Fannie Mae (09-47-SV) (I/O) (I/F)
5.51% (-1.00 X 1 mo. USD LIBOR + 6.750%) (2)	07/25/39	1,431,963	197,541

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Fannie Mae (09-51-SA) (I/O) (I/F)
5.51% (-1.00 X 1 mo. USD LIBOR + 6.750%) (2)	07/25/39	$6,079,336	$1,019,241
Fannie Mae (09-6-SD) (I/O) (I/F)
4.31% (-1.00 X 1 mo. USD LIBOR + 5.550%) (2)	02/25/39	2,813,737	505,967
Fannie Mae (09-68-KB)
4.00%	09/25/24	6,710,414	6,913,477
Fannie Mae (09-71-LB)
4.00%	09/25/29	16,718,953	17,644,160
Fannie Mae (09-72-AC)
4.00%	09/25/29	21,656,140	22,815,004
Fannie Mae (09-72-JS) (I/O) (I/F)
6.01% (-1.00 X 1 mo. USD LIBOR + 7.250%) (2)	09/25/39	1,483,439	288,470
Fannie Mae (10-136-CX) (PAC)
4.00%	08/25/39	20,937,000	22,033,858
Fannie Mae (11-111-DB)
4.00%	11/25/41	50,000,000	52,883,760
Fannie Mae (11-123-ZP) (PAC)
4.50%	12/25/41	4,401,085	4,951,592
Fannie Mae (12-128-UY) (PAC)
2.50%	11/25/42	11,738,000	10,888,794
Fannie Mae (12-133-GC) (PAC)
2.50%	08/25/41	33,873,017	33,794,950
Fannie Mae (12-153-PC) (PAC)
2.00%	05/25/42	11,181,014	10,855,008
Fannie Mae (13-101-BO) (P/O)
0.00% (4)	10/25/43	8,992,139	7,149,555
Fannie Mae (13-101-CO) (P/O)
0.00% (4)	10/25/43	20,917,536	17,008,488
Fannie Mae (13-21-EC) (I/O)
2.00%	12/25/38	17,377,602	17,170,293
Fannie Mae (13-95-PN) (PAC)
3.00%	01/25/43	21,400,000	21,376,989
Fannie Mae (93-202-SZ) (I/F) (PAC)
10.00% (-3.81 X US (Fed) Prime Rate + 44.286%) (2)	11/25/23	71,186	80,188
Fannie Mae (95-21-C) (P/O)
0.00% (4)	05/25/24	398,726	378,887
Fannie Mae (G92-29-J)
8.00%	07/25/22	27,965	30,387
Fannie Mae, Pool #254634
5.50%	02/01/23	127,928	140,825
Fannie Mae, Pool #257536
5.00%	01/01/29	1,800,087	1,953,354

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Fannie Mae, Pool #310033
6.00%	07/01/47	$737,606	$818,873
Fannie Mae, Pool #555424
5.50%	05/01/33	4,342,463	4,829,476
Fannie Mae, Pool #555811
4.00%	10/01/18	93,920	97,109
Fannie Mae, Pool #661856
3.37% (12 mo. USD LIBOR + 1.623%) (2)	10/01/32	39,166	39,050
Fannie Mae, Pool #671133
2.79% (6 mo. USD LIBOR + 1.413%) (2)	02/01/33	82,159	84,837
Fannie Mae, Pool #672272
3.14% (12 mo. USD LIBOR + 1.517%) (2)	12/01/32	50,370	52,798
Fannie Mae, Pool #687847
3.22% (12 mo. USD LIBOR + 1.590%) (2)	02/01/33	109,335	114,958
Fannie Mae, Pool #692104
2.91% (6 mo. USD LIBOR + 1.413%) (2)	02/01/33	565,164	584,160
Fannie Mae, Pool #699866
3.32% (12 mo. USD LIBOR + 1.588%) (2)	04/01/33	339,950	354,540
Fannie Mae, Pool #704454
3.44% (12 mo. USD LIBOR + 1.687%) (2)	05/01/33	121,275	126,609
Fannie Mae, Pool #708820
3.52% (12 mo. USD LIBOR + 1.765%) (2)	06/01/33	214,976	214,923
Fannie Mae, Pool #725275
4.00%	03/01/19	50,428	52,141
Fannie Mae, Pool #728824
3.34% (12 mo. USD LIBOR + 1.586%) (2)	07/01/33	137,227	145,312
Fannie Mae, Pool #734384
5.50%	07/01/33	506,816	552,737
Fannie Mae, Pool #785677
5.00%	07/01/19	7,659	7,802
Fannie Mae, Pool #888593
7.00%	06/01/37	493,645	573,286
Fannie Mae, Pool #934103
5.00%	07/01/38	444,625	469,158
Fannie Mae, Pool #979563
5.00%	04/01/28	1,222,355	1,326,431
Fannie Mae, Pool #995040
5.00%	06/01/23	583,117	610,970
Fannie Mae, Pool #995425
6.00%	01/01/24	2,963,705	3,173,290

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Fannie Mae, Pool #995573
6.00%	01/01/49	$1,872,156	$2,039,616
Fannie Mae, Pool #995953
6.00%	11/01/28	5,516,078	6,187,464
Fannie Mae, Pool #995954
6.00%	03/01/29	3,016,228	3,383,443
Fannie Mae, Pool #AA3303
5.50%	06/01/38	3,356,917	3,713,099
Fannie Mae, Pool #AB6210
3.00%	09/01/42	37,112,998	37,346,345
Fannie Mae, Pool #AE0588
6.00%	08/01/37	9,019,486	10,224,008
Fannie Mae, Pool #AL0851
6.00%	10/01/40	6,550,585	7,396,493
Fannie Mae, Pool #AL1594
6.00%	07/01/40	4,840,700	5,441,553
Fannie Mae, Pool #AL9106
4.50%	02/01/46	39,867,268	42,671,862
Fannie Mae, Pool #AL9722
4.50%	08/01/46	68,876,918	73,753,377
Fannie Mae, Pool #AS9619
4.50% (5)	05/01/47	21,669,878	23,212,406
Fannie Mae, Pool #AS9749
4.00%	06/01/47	22,538,125	23,702,417
Fannie Mae, Pool #AS9830
4.00%	06/01/47	27,461,427	28,883,599
Fannie Mae, Pool #AS9972
4.00%	07/01/47	23,760,871	24,991,385
Fannie Mae, Pool #BC1158
3.50%	02/01/46	58,880,589	60,557,421
Fannie Mae, Pool #BD5041
4.50%	02/01/47	33,917,629	36,277,288
Fannie Mae, Pool #MA1561
3.00%	09/01/33	51,238,808	52,447,454
Fannie Mae, Pool #MA1584
3.50%	09/01/33	35,812,094	37,312,306
Fannie Mae, Pool #MA2871
3.00%	01/01/32	17,012,656	17,447,497
Fannie Mae, Pool #MA2883
3.00%	01/01/27	18,767,660	19,268,315
Fannie Mae, Pool #MA2960
4.00%	04/01/47	76,579,145	80,424,929
Fannie Mae, Pool #MA2995
4.00%	05/01/47	33,963,547	35,669,187
Fannie Mae, Pool #MA3027
4.00%	06/01/47	72,593,821	76,239,462
Fannie Mae, Pool #MA3038
4.50%	06/01/47	99,628,077	106,534,783

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2017

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Fannie Mae, Pool #MA3058
4.00%	07/01/47	$124,983,546	$131,260,185
Fannie Mae TBA, 15 Year
2.50% (6)	11/16/32	67,545,000	67,856,337
Fannie Mae TBA, 30 Year
3.00% (6)	11/13/47	98,915,000	98,984,549
3.50% (6)	11/13/47	168,475,000	173,173,872
4.00% (6)	11/13/47	12,935,000	13,577,708
4.50% (6)	11/13/47	93,895,000	100,401,628
Freddie Mac (1829-ZB)
6.50%	03/15/26	133,196	144,421
Freddie Mac (2367-ZK)
6.00%	10/15/31	200,181	220,144
Freddie Mac (2514-PZ) (PAC)
5.50%	10/15/32	2,925,602	3,202,325
Freddie Mac (2571-PZ) (PAC)
5.50%	02/15/33	6,863,776	7,467,565
Freddie Mac (2642-AR)
4.50%	07/15/23	649,505	676,980
Freddie Mac (2647-OV) (P/O)
0.00% (4)	07/15/33	618,291	572,796
Freddie Mac (2662-MT) (TAC)
4.50%	08/15/33	2,754,489	2,911,015
Freddie Mac (2666-BD)
4.50%	08/15/23	1,446,242	1,508,072
Freddie Mac (2700-B)
4.50%	11/15/23	2,155,788	2,260,302
Freddie Mac (2752-GZ) (PAC)
5.00%	02/15/34	27,808,949	30,463,383
Freddie Mac (277-30)
3.00%	09/15/42	40,038,257	40,353,435
Freddie Mac (2882-JH) (PAC)
4.50%	10/15/34	463,373	479,183
Freddie Mac (2903-PO) (P/O)
0.00% (4)	11/15/23	425,819	400,521
Freddie Mac (3045-HZ)
4.50%	10/15/35	2,808,499	2,959,615
Freddie Mac (3063-YG) (PAC)
5.50%	11/15/35	32,313,522	35,794,476
Freddie Mac (3114-KZ)
5.00%	02/15/36	23,624,582	25,286,803
Freddie Mac (3146-GE)
5.50%	04/15/26	6,621,942	7,190,414
Freddie Mac (3149-OD) (P/O) (PAC)
0.00% (4)	05/15/36	6,807,572	6,040,735
Freddie Mac (3315-S) (I/O) (I/F)
5.17% (-1.00 X 1 mo. USD LIBOR + 6.410%) (2)	05/15/37	2,959,965	331,576

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Freddie Mac (3376-SX) (I/O) (I/F)
4.80% (-1.00 X 1 mo. USD LIBOR + 6.040%) (2)	10/15/37	$4,048,049	$594,655
Freddie Mac (3410-IS) (I/O) (I/F)
5.03% (-1.00 X 1 mo. USD LIBOR + 6.270%) (2)	02/15/38	5,695,874	942,066
Freddie Mac (3424-BI) (I/O) (I/F)
5.56% (-1.00 X 1 mo. USD LIBOR + 6.800%) (2)	04/15/38	5,695,049	1,152,524
Freddie Mac (3512-AY)
4.00%	02/15/24	4,245,275	4,296,658
Freddie Mac (3519-SH) (I/O) (I/F)
4.26% (-1.00 X 1 mo. USD LIBOR + 5.500%) (2)	07/15/37	715,374	29,967
Freddie Mac (3531-SC) (I/O) (I/F)
5.06% (-1.00 X 1 mo. USD LIBOR + 6.300%) (2)	05/15/39	8,686,402	723,150
Freddie Mac (3541-SA) (I/O) (I/F)
5.51% (-1.00 X 1 mo. USD LIBOR + 6.750%) (2)	06/15/39	2,358,263	392,172
Freddie Mac (3550-GS) (I/O) (I/F)
5.51% (-1.00 X 1 mo. USD LIBOR + 6.750%) (2)	07/15/39	8,189,872	1,598,694
Freddie Mac (3551-VZ)
5.50%	12/15/32	3,720,476	4,104,577
Freddie Mac (3557-KB)
4.50%	07/15/29	7,515,219	7,983,716
Freddie Mac (3557-NB)
4.50%	07/15/29	17,170,384	18,113,395
Freddie Mac (3558-KB)
4.00%	08/15/29	8,671,609	9,105,298
Freddie Mac (3565-XB)
4.00%	08/15/24	12,291,963	12,812,920
Freddie Mac (3575-D)
4.50%	03/15/37	1,025,073	1,079,206
Freddie Mac (3626-MD) (PAC)
5.00%	01/15/38	20,115,000	21,345,612
Freddie Mac (3719-PJ) (PAC)
4.50%	09/15/40	20,025,406	21,596,095
Freddie Mac (3788-SB) (I/O) (I/F)
5.24% (-1.00 X 1 mo. USD LIBOR + 6.480%) (2)	01/15/41	11,363,311	1,869,172

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Freddie Mac (3885-PO) (P/O) (PAC)
0.00% (4)	11/15/33	$2,854,805	$2,451,337
Freddie Mac (3930-KE) (PAC)
4.00%	09/15/41	10,470,000	11,238,689
Freddie Mac (4030-HS) (I/O) (I/F)
5.37% (-1.00 X 1 mo. USD LIBOR + 6.610%) (2)	04/15/42	4,870,590	879,941
Freddie Mac (4604-PB) (PAC)
3.00%	01/15/46	2,201,517	2,147,750
Freddie Mac (R002-ZA)
5.50%	06/15/35	6,192,080	6,884,797
Freddie Mac, Pool #A91162
5.00%	02/01/40	26,471,035	29,351,913
Freddie Mac, Pool #A92195
5.00%	05/01/40	8,072,997	8,922,507
Freddie Mac, Pool #B15322
5.00%	07/01/19	2,169	2,210
Freddie Mac, Pool #B15490
5.00%	07/01/19	3,777	3,849
Freddie Mac, Pool #B15557
5.00%	07/01/19	13,694	13,954
Freddie Mac, Pool #C90552
6.00%	06/01/22	42,155	46,407
Freddie Mac, Pool #G01959
5.00%	12/01/35	159,791	174,551
Freddie Mac, Pool #G06173
4.00%	11/01/40	32,142,763	34,269,710
Freddie Mac, Pool #G07556
4.00%	11/01/43	9,850,504	10,519,306
Freddie Mac, Pool #G07786
4.00%	08/01/44	36,137,509	38,415,866
Freddie Mac, Pool #G07848
3.50%	04/01/44	77,195,755	79,995,946
Freddie Mac, Pool #G08677
4.00%	11/01/45	42,485,337	44,603,188
Freddie Mac, Pool #G08681
3.50%	12/01/45	57,454,902	59,099,443
Freddie Mac, Pool #G08687
3.50%	01/01/46	96,692,422	99,459,080
Freddie Mac, Pool #G08699
4.00%	03/01/46	34,279,814	35,987,755
Freddie Mac, Pool #G08710
3.00%	06/01/46	4,383,810	4,391,258
Freddie Mac, Pool #G08715
3.00%	08/01/46	84,116,561	84,259,470
Freddie Mac, Pool #G08716
3.50%	08/01/46	54,542,057	56,105,880

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Freddie Mac, Pool #G08721
3.00%	09/01/46	$93,881,359	$94,040,858
Freddie Mac, Pool #G08722
3.50%	09/01/46	53,548,807	55,084,043
Freddie Mac, Pool #G08732
3.00%	11/01/46	31,873,347	31,927,498
Freddie Mac, Pool #G08737
3.00%	12/01/46	155,144,049	155,407,630
Freddie Mac, Pool #G08747
3.00%	02/01/47	144,342,938	144,588,168
Freddie Mac, Pool #G11678
4.50%	04/01/20	145,739	148,608
Freddie Mac, Pool #G12635
5.50%	03/01/22	523,440	528,485
Freddie Mac, Pool #G12702
4.50%	09/01/20	402,895	410,908
Freddie Mac, Pool #G13390
6.00%	01/01/24	838,289	888,540
Freddie Mac, Pool #G18592
3.00%	03/01/31	45,887,935	47,056,165
Freddie Mac, Pool #G18627
3.00%	01/01/32	26,429,891	27,103,541
Freddie Mac, Pool #G30194
6.50%	04/01/21	11,776	12,799
Freddie Mac, Pool #G30450
6.00%	01/01/29	2,025,496	2,284,558
Freddie Mac, Pool #G30452
6.00%	10/01/28	2,140,910	2,414,860
Freddie Mac, Pool #G30454
5.00%	05/01/29	2,907,206	3,149,384
Freddie Mac, Pool #G60238
3.50%	10/01/45	123,195,983	127,339,409
Freddie Mac, Pool #G60440
3.50%	03/01/46	75,627,018	78,170,566
Freddie Mac, Pool #G67700
3.50%	08/01/46	66,958,519	69,189,597
Freddie Mac, Pool #G67703
3.50%	04/01/47	85,130,385	87,966,954
Freddie Mac, Pool #H82001
5.50%	07/01/37	440,825	478,743
Freddie Mac, Pool #N70081
5.50%	07/01/38	4,538,493	4,996,351
Freddie Mac, Pool #P51350
5.00%	03/01/36	4,385,862	4,790,067
Freddie Mac TBA, 30 Year
3.50% (6)	11/13/47	111,215,000	114,334,234
4.00% (6)	11/13/47	53,485,000	56,136,270

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2017

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Ginnie Mae (03-42-SH) (I/O) (I/F)
5.31% (-1.00 X 1 mo. USD LIBOR + 6.550%) (2)	05/20/33	$957,034	$167,217
Ginnie Mae (11-70-BO) (P/O)
0.00% (4)	05/20/41	12,341,942	10,350,941
Ginnie Mae (15-42-ZB)
3.00%	03/20/45	17,238,440	16,381,117
Ginnie Mae (15-43-DM)
2.50%	03/20/45	37,325,347	34,383,330
Ginnie Mae (15-44-Z)
3.00%	03/20/45	11,665,405	10,889,478
Ginnie Mae (15-52-EZ)
3.00%	04/16/45	10,295,266	9,480,088
Ginnie Mae II, Pool #80963
2.13% (1 year Treasury Constant Maturity Rate + 1.500%) (2)	07/20/34	306,128	312,012
Ginnie Mae II, Pool #MA2828
4.50%	05/20/45	653,821	694,124
Ginnie Mae II, Pool #MA3456
4.50%	02/20/46	3,604,119	3,824,259
Ginnie Mae II, Pool #MA3521
3.50%	03/20/46	99,421,576	103,223,674
Ginnie Mae II, Pool #MA3663
3.50%	05/20/46	48,717,187	50,566,889
Ginnie Mae II, Pool #MA3665
4.50%	05/20/46	6,020,199	6,391,296
Ginnie Mae II, Pool #MA3736
3.50%	06/20/46	61,112,572	63,433,167
Ginnie Mae II, Pool #MA3803
3.50%	07/20/46	13,904,923	14,436,515
Ginnie Mae II, Pool #MA3876
4.50%	08/20/46	376,075	400,681
Ginnie Mae II, Pool #MA4006
4.50%	10/20/46	185,119	196,530
Ginnie Mae II, Pool #MA4071
4.50%	11/20/46	834,349	885,780
Ginnie Mae II, Pool #MA4126
3.00%	12/20/46	120,984,188	122,515,635
Ginnie Mae II, Pool #MA4129
4.50%	12/20/46	274,811	291,751
Ginnie Mae II, Pool #MA4264
4.50%	02/20/47	35,462,484	37,579,650
Ginnie Mae II, Pool #MA4323
4.50%	03/20/47	124,999,896	132,490,515
Ginnie Mae II, Pool #MA4453
4.50%	05/20/47	641,955	680,581
Ginnie Mae II, Pool #MA4512
4.50%	06/20/47	165,864,118	175,841,881

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — AGENCY (Continued)
Ginnie Mae II, Pool #MA4513
5.00%	06/20/47	$30,791,710	$33,143,721
Ginnie Mae II TBA, 30 Year
4.00% (6)	11/20/47	86,295,000	90,643,459
3.00% (6)	11/20/47	90,555,000	91,633,875
3.50% (6)	11/20/47	44,425,000	46,090,937
4.50% (6)	12/20/47	170,625,000	180,679,211
5.00% (6)	11/20/47	88,615,000	95,164,202

Total Residential Mortgage-Backed Securities — Agency
(Cost: $5,059,614,952)			5,033,624,157

RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY — 16.3%
ACE Securities Corp. (06-ASP1-A2D)
1.86% (1 mo. USD LIBOR + 0.620%) (2)	12/25/35	9,651,551	9,627,454
ACE Securities Corp. (07-ASP1-A2C)
1.50% (1 mo. USD LIBOR + 0.260%) (2)	03/25/37	16,218,883	9,850,448
ACE Securities Corp. (07-ASP1-A2D)
1.62% (1 mo. USD LIBOR + 0.380%) (2)	03/25/37	8,717,477	5,351,787
Adjustable Rate Mortgage Trust (04-5-3A1)
3.68% (3)	04/25/35	962,354	975,291
Ameriquest Mortgage Securities, Inc. (05-R10-A2C)
1.57% (1 mo. USD LIBOR + 0.330%) (2)	01/25/36	7,641,432	7,659,256
Asset-Backed Funding Certificates (05-HE2-M2)
1.99% (1 mo. USD LIBOR + 0.750%) (2)	06/25/35	1,487,349	1,500,010
Asset-Backed Funding Certificates (07-NC1-A2)
1.54% (1 mo. USD LIBOR + 0.300%) (1)(2)	05/25/37	8,747,000	7,676,875
Asset-Backed Funding Certificates (07-WMC1-A2A)
1.99% (1 mo. USD LIBOR + 0.750%) (2)	06/25/37	16,703,923	13,487,711
Banc of America Funding Corp. (04-B-3A1)
3.48% (3)	12/20/34	674,720	360,380
Banc of America Funding Corp. (06-D-2A1)
5.45% (3)(7)	05/20/36	64,497	59,186
Banc of America Funding Corp. (06-D-3A1)
3.52% (3)(7)	05/20/36	4,245,914	3,911,153

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Banc of America Funding Corp. (06-G-2A1)
1.46% (1 mo. USD LIBOR + 0.220%) (2)	07/20/36	$8,266,352	$8,272,601
Banc of America Funding Corp. (15-R8-1A1)
1.73% (1)(3)	11/26/46	7,436,171	7,143,256
Banc of America Funding Trust (06-3-4A14)
6.00%	03/25/36	1,158,046	1,175,942
Banc of America Funding Trust (06-3-5A3)
5.50% (7)	03/25/36	4,394,516	4,196,124
BCAP LLC Trust (07-AA1-1A2)
1.40% (1 mo. USD LIBOR + 0.160%) (2)	02/25/47	155,514	158,307
BCAP LLC Trust (08-IND2-A1)
2.89% (1 mo. USD LIBOR + 1.650%) (2)	04/25/38	15,618,680	15,746,478
BCAP LLC Trust (09-RR1-22A1)
3.37% (1)(3)	05/26/35	162,510	165,118
BCAP LLC Trust (09-RR1-23A1)
3.29% (1)(3)	05/26/35	95,917	97,830
BCAP LLC Trust (11-RR3-1A5)
3.61% (1)(3)	05/27/37	238,127	238,731
BCAP LLC Trust (11-RR3-5A3)
3.39% (1)(3)	11/27/37	747,673	747,104
BCAP LLC Trust (11-RR4-2A3)
3.78% (1)(3)	06/26/47	2,868,520	2,896,794
BCAP LLC Trust (11-RR4-3A3)
3.45% (1)(3)	07/26/36	2,431,316	2,417,725
BCAP LLC Trust (11-RR5-1A3)
3.10% (1)(3)	03/26/37	1,243,777	1,246,695
BCAP LLC Trust (11-RR9-7A1)
2.79% (1)(3)	04/26/37	8,182,226	8,123,310
BCAP LLC Trust (12-RR2-9A3)
3.22% (1)(3)	03/26/35	1,805,437	1,790,662
BCAP LLC Trust (12-RR8-3A1)
3.40% (1)(3)	08/26/36	3,945,041	3,951,980
BCAP LLC Trust (13-RR2-6A1)
3.00% (1)(3)	06/26/37	1,200,312	1,202,706
Bear Stearns Alt-A Trust (04-13-A1)
1.98% (1 mo. USD LIBOR + 0.740%) (2)	11/25/34	984,510	987,191
Bear Stearns Alt-A Trust (05-2-2A4)
3.35% (3)	04/25/35	5,103	5,044
Bear Stearns Alt-A Trust (05-4-23A1)
3.52% (3)	05/25/35	6,973,685	7,035,818

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Bear Stearns Alt-A Trust (06-4-32A1)
3.58% (3)(7)	07/25/36	$616,424	$505,091
Bear Stearns ARM Trust (04-12-1A1)
3.51% (3)	02/25/35	1,092,803	1,074,854
Bear Stearns ARM Trust (05-10-A3)
3.48% (3)	10/25/35	8,085,181	8,341,554
Bear Stearns ARM Trust (06-2-2A1)
3.63% (3)(7)	07/25/36	2,312,296	2,373,631
Bear Stearns ARM Trust (07-1-2A1)
3.44% (3)(7)	02/25/47	331,685	314,789
Bear Stearns ARM Trust (07-5-3A1)
3.69% (3)(7)	08/25/47	1,497,372	1,458,260
Bear Stearns Asset-Backed Securities I Trust (05-AC6-1A3)
5.50% (3)	09/25/35	1,948,332	1,921,207
Bear Stearns Asset-Backed Securities I Trust (05-AC6-1A4)
5.40% (3)	09/25/35	4,165,865	4,108,132
Bear Stearns Mortgage Funding Trust (06-AR3-1A1)
1.42% (1 mo. USD LIBOR + 0.180%) (2)	10/25/36	800,028	739,473
Carrington Mortgage Loan Trust (05-NC5-A3)
1.66% (1 mo. USD LIBOR + 0.420%) (2)	10/25/35	2,778,148	2,785,600
Chase Mortgage Finance Corp. (06-A1-2A1)
3.59% (3)(7)	09/25/36	1,111,894	1,108,631
Chase Mortgage Finance Corp. (07-A1-8A1)
3.65% (3)	02/25/37	5,078,612	5,198,126
Chaseflex Trust (05-1-1A5)
6.50%	02/25/35	4,018,064	4,232,732
Chaseflex Trust (06-1-A3)
6.30% (3)(7)	06/25/36	12,304,887	12,848,560
CIM Trust (15-3AG-A1)
2.99% (1 mo. USD LIBOR + 1.750%) (1)(2)	10/25/57	21,326,095	21,596,689
CIM Trust (15-4AG-A1)
3.24% (1 mo. USD LIBOR + 2.000%) (1)(2)	10/25/57	29,610,966	29,911,784
CIM Trust (16-4-A1)
3.24% (1 mo. USD LIBOR + 2.000%) (1)(2)	10/25/57	45,818,721	47,517,881
CIM Trust (17-7-A)
3.00% (1)	12/25/65	43,000,000	43,023,908

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2017

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Citicorp Mortgage Securities Trust, Inc. (07-4-3A1)
5.50%	05/25/37	$1,006,003	$1,000,452
Citicorp Residential Mortgage Trust, Inc. (06-2-A4)
5.57%	09/25/36	1,705,755	1,730,618
Citigroup Mortgage Loan Trust, Inc. (06-AR5-1A1A)
3.45% (3)(7)	07/25/36	5,877,060	4,971,374
Citigroup Mortgage Loan Trust, Inc. (06-WFH2-A2A)
1.39% (1 mo. USD LIBOR + 0.150%) (2)	08/25/36	3,142,359	3,144,347
Citigroup Mortgage Loan Trust, Inc. (07-12-2A1)
6.50% (1)(7)	10/25/36	3,897,386	2,789,837
Citigroup Mortgage Loan Trust, Inc. (10-4-4A5)
5.00% (1)	10/25/35	467,166	471,202
Citigroup Mortgage Loan Trust, Inc. (14-10-2A1)
1.49% (1 mo. USD LIBOR + 0.250%) (1)(2)	07/25/37	4,189,526	4,105,983
CitiMortgage Alternative Loan Trust (05-A1-2A1)
5.00%	07/25/20	405,569	407,872
Conseco Financial Corp. (99-2-A7)
6.44%	12/01/30	3,868,470	4,034,371
Countrywide Alternative Loan Trust (05-20CB-4A1)
5.25% (7)	07/25/20	497,376	490,960
Countrywide Alternative Loan Trust (05-84-1A1)
3.27% (3)(7)	02/25/36	317,454	259,520
Countrywide Alternative Loan Trust (05-J1-2A1)
5.50%	02/25/25	1,126,982	1,143,750
Countrywide Alternative Loan Trust (06-HY12-A5)
3.37% (3)	08/25/36	15,438,334	15,872,323
Countrywide Alternative Loan Trust (06-J3-3A1)
5.50%	04/25/21	589,640	583,628
Countrywide Home Loans Mortgage Pass-Through Trust (04-13-1A3)
5.50%	08/25/34	7,665,380	7,989,491
Countrywide Home Loans Mortgage Pass-Through Trust (05-9-1A1)
1.84% (1 mo. USD LIBOR + 0.600%) (2)	05/25/35	13,319,809	12,492,711

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Countrywide Home Loans Mortgage Pass-Through Trust (05-HYB5-4A1)
3.41% (3)(7)	09/20/35	$35,055	$29,532
Countrywide Home Loans Mortgage Pass-Through Trust (07-HY5-1A1)
3.78% (3)(7)	09/25/47	11,079	10,803
Countrywide Home Loans Mortgage Pass-Through Trust (07-HYB1-1A1)
3.08% (3)(7)	03/25/37	55,303	44,149
Credit Suisse First Boston Mortgage Securities Corp. (03-8-4PPA)
5.75%	04/22/33	50,751	51,953
Credit Suisse First Boston Mortgage Securities Corp. (05-11-1A1)
6.50% (7)	12/25/35	2,597,960	2,046,667
Credit Suisse First Boston Mortgage Securities Corp. (05-12-1A1)
6.50% (7)	01/25/36	9,495,883	6,626,460
Credit Suisse Mortgage Capital Certificates (15-5R-2A1)
1.52% (1 mo. USD LIBOR + 0.280%) (1)(2)	04/27/47	9,618,488	9,407,254
Credit Suisse Mortgage Trust (13-7R-4A1)
1.40% (1 mo. USD LIBOR + 0.160%) (1)(2)	07/26/36	3,864,387	3,668,751
Credit-Based Asset Servicing and Securitization LLC (06-CB1-AF2)
3.44%	01/25/36	4,556,538	4,017,220
Credit-Based Asset Servicing and Securitization LLC (06-CB7-A4)
1.40% (1 mo. USD LIBOR + 0.160%) (2)	10/25/36	31,876,928	22,935,746
Credit-Based Asset Servicing and Securitization LLC (06-CB9-A4)
1.47% (1 mo. USD LIBOR + 0.230%) (2)	11/25/36	17,908,530	12,015,959
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2B)
4.27%	02/25/37	4,112,920	3,033,080
Credit-Based Asset Servicing and Securitization LLC (07-CB2-A2C)
4.27%	02/25/37	14,147,651	10,431,820
CSMC Mortgage-Backed Trust (06-8-3A1)
6.00% (7)	10/25/21	4,492,128	4,281,330

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
CSMC Mortgage-Backed Trust (06-9-5A1)
5.50% (7)	11/25/36	$2,977,229	$2,934,320
CSMC Mortgage-Backed Trust (07-2-3A4)
5.50% (7)	03/25/37	10,084,544	9,372,207
CSMC Mortgage-Backed Trust (14-11R-11A1)
2.99% (1 mo. USD LIBOR + 1.750%) (1)(2)	06/27/47	6,549,572	6,740,577
Deutsche Alt-A Securities, Inc. Mortgage Loan Trust (06-AR6-A6)
1.43% (1 mo. USD LIBOR + 0.190%) (2)(7)	02/25/37	496,070	440,057
DSLA Mortgage Loan Trust (05-AR6-2A1A)
1.53% (1 mo. USD LIBOR + 0.290%) (2)	10/19/45	3,577,135	3,552,753
DSLA Mortgage Loan Trust (06-AR2-2A1A)
1.44% (1 mo. USD LIBOR + 0.200%) (2)	10/19/36	32,503,529	29,216,587
DSLA Mortgage Loan Trust (07-AR1-2A1A)
1.38% (1 mo. USD LIBOR + 0.140%) (2)	04/19/47	9,795,209	9,244,463
Fieldstone Mortgage Investment Corp. (07-1-2A2)
1.51% (1 mo. USD LIBOR + 0.270%) (2)	04/25/47	4,531,525	3,363,198
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2C)
1.40% (1 mo. USD LIBOR + 0.160%) (2)	12/25/37	25,132,943	18,741,266
First Franklin Mortgage Loan Asset-Backed Certificates (06-FF18-A2D)
1.45% (1 mo. USD LIBOR + 0.210%) (2)	12/25/37	14,748,868	11,080,087
First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2C)
1.38% (1 mo. USD LIBOR + 0.140%) (2)	01/25/38	6,042,351	4,535,431
First Franklin Mortgage Loan Asset-Backed Certificates (07-FF1-A2D)
1.46% (1 mo. USD LIBOR + 0.220%) (2)	01/25/38	25,340,985	19,239,727
First Franklin Mortgage Loan Trust (06-FF9-2A4)
1.49% (1 mo. USD LIBOR + 0.250%) (2)	06/25/36	5,068,000	3,602,374

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
First Horizon Alternative Mortgage Securities Trust (05-AA3-3A1)
3.32% (3)	05/25/35	$5,469,481	$5,540,623
First Horizon Alternative Mortgage Securities Trust (05-AA7-1A1)
3.15% (3)(7)	09/25/35	4,402,637	4,092,396
First Horizon Alternative Mortgage Securities Trust (05-AA7-2A1)
3.19% (3)(7)	09/25/35	3,647,049	3,546,349
First Horizon Alternative Mortgage Securities Trust (06-AA7-A1)
3.20% (3)(7)	01/25/37	13,831,110	12,389,861
Fremont Home Loan Trust (05-E-2A4)
1.57% (1 mo. USD LIBOR + 0.330%) (2)	01/25/36	17,099,999	15,658,496
Fremont Home Loan Trust (06-1-2A3)
1.42% (1 mo. USD LIBOR + 0.180%) (2)	04/25/36	3,728,582	3,590,428
GMAC Mortgage Loan Trust (05-AR5-2A1)
3.92% (3)	09/19/35	3,302,162	3,031,130
GreenPoint Mortgage Funding Trust (05-AR3-1A1)
1.48% (1 mo. USD LIBOR + 0.240%) (2)	08/25/45	650,982	591,589
GS Mortgage Securities Corp. (09-1R-3A1)
3.25% (1)(3)	11/25/35	741,476	743,282
GSAA Home Equity Trust (05-7-AF5)
4.61%	05/25/35	1,441,059	1,456,778
GSAA Home Equity Trust (05-9-2A3)
1.61% (1 mo. USD LIBOR + 0.370%) (2)	08/25/35	829,007	821,730
GSR Mortgage Loan Trust (04-9-3A1)
3.57% (3)	08/25/34	3,451,472	3,617,874
GSR Mortgage Loan Trust (07-3F-3A7)
6.00% (7)	05/25/37	14,357,867	13,596,024
GSR Mortgage Loan Trust (07-AR2-2A1)
3.37% (3)	05/25/37	1,360,905	1,263,752
GSR Mortgage Loan Trust (07-AR2-5A1A)
3.41% (3)(7)	05/25/37	2,377,102	2,140,047
Harborview Mortgage Loan Trust (05-9-2A1A)
1.58% (1 mo. USD LIBOR + 0.340%) (2)	06/20/35	3,116,531	3,058,644

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2017

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Harborview Mortgage Loan Trust (06-8-2A1A)
1.43% (1 mo. USD LIBOR + 0.190%) (2)	07/21/36	$17,727,487	$15,848,100
Homestar Mortgage Acceptance Corp. (04-3-AV2C)
1.82% (1 mo. USD LIBOR + 0.580%) (2)	07/25/34	1,594,686	1,604,663
Homestar Mortgage Acceptance Corp. (04-5-A1)
2.14% (1 mo. USD LIBOR + 0.900%) (2)	10/25/34	314,850	318,157
HSI Asset Loan Obligation Trust (07-2-2A12)
6.00%	09/25/37	1,031,037	949,536
Impac CMB Trust (04-5-1A1)
1.96% (1 mo. USD LIBOR + 0.720%) (2)	10/25/34	7,593	7,425
Impac CMB Trust (05-1-1A1)
1.76% (1 mo. USD LIBOR + 0.520%) (2)	04/25/35	1,406,104	1,348,199
Impac CMB Trust (05-5-A2)
1.68% (1 mo. USD LIBOR + 0.440%) (2)	08/25/35	7,116,246	6,627,886
Indymac Index Mortgage Loan Trust (04-AR4-2A)
3.41% (3)	08/25/34	7,998,522	8,153,992
Indymac Index Mortgage Loan Trust (04-AR9-4A)
2.55% (3)	11/25/34	1,129,939	987,927
Indymac Index Mortgage Loan Trust (05-AR17-3A1)
3.36% (3)(7)	09/25/35	5,579,405	5,199,674
Indymac Index Mortgage Loan Trust (05-AR23-2A1)
3.37% (3)(7)	11/25/35	4,284,646	3,956,036
Indymac Index Mortgage Loan Trust (05-AR23-6A1)
3.30% (3)(7)	11/25/35	5,301,692	4,749,431
Indymac Index Mortgage Loan Trust (05-AR25-2A1)
3.29% (3)(7)	12/25/35	2,836,226	2,729,498
Indymac Index Mortgage Loan Trust (05-AR7-2A1)
3.10% (3)	06/25/35	3,506,384	3,142,087
Indymac Index Mortgage Loan Trust (06-AR39-A1)
1.42% (1 mo. USD LIBOR + 0.180%) (2)	02/25/37	10,266,642	9,746,400
Indymac Index Mortgage Loan Trust (07-AR11-1A1)
3.09% (3)(7)	06/25/37	25,057	21,716

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Indymac Index Mortgage Loan Trust (07-AR5-2A1)
3.51% (3)(7)	05/25/37	$18,484,505	$16,346,740
Indymac Index Mortgage Loan Trust (07-AR7-1A1)
3.64% (3)	11/25/37	4,701,485	4,635,902
Indymac Index Mortgage Loan Trust (07-FLX1-A2)
1.42% (1 mo. USD LIBOR + 0.180%) (2)	02/25/37	3,288,682	3,272,560
Jefferies & Co., Inc. (09-R3-1A1)
3.29% (1)(3)(7)	12/26/35	27,167	27,285
JPMorgan Alternative Loan Trust (06-A2-5A1)
3.52% (3)(7)	05/25/36	8,296,596	6,883,073
JPMorgan Alternative Loan Trust (06-A4-A8)
3.35% (3)(7)	09/25/36	3,782,454	4,455,200
JPMorgan Mortgage Acquisition Corp. (06-CH2-AF4)
5.76%	10/25/36	7,923,467	6,813,777
JPMorgan Mortgage Acquisition Corp. (07-CH4-A4)
1.40% (1 mo. USD LIBOR + 0.160%) (2)	01/25/36	24,788,727	24,732,276
JPMorgan Mortgage Trust (05-A6-7A1)
3.61% (3)(7)	08/25/35	524,476	511,706
JPMorgan Mortgage Trust (06-A2-5A3)
3.45% (3)	11/25/33	3,095,691	3,162,329
JPMorgan Mortgage Trust (06-A4-1A4)
3.78% (3)(7)	06/25/36	655,684	630,265
JPMorgan Mortgage Trust (06-A7-2A4R)
3.54% (3)(7)	01/25/37	28,548	28,737
JPMorgan Mortgage Trust (06-S2-2A2)
5.88%	06/25/21	1,115,942	1,090,841
JPMorgan Resecuritization Trust Series (14-6-3A1)
1.45% (1 mo. USD LIBOR + 0.210%) (1)(2)	07/27/46	6,025,818	5,997,899
Lehman Mortgage Trust (05-1-6A1)
5.00%	11/25/20	949,224	613,051
Lehman Mortgage Trust (06-4-4A1)
6.00% (7)	08/25/21	2,254,668	2,204,605
Lehman Mortgage Trust (07-10-4A1)
6.00% (7)	01/25/27	744,463	550,595

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Lehman XS Trust (06-10N-1A3A)
1.45% (1 mo. USD LIBOR + 0.210%) (2)(7)	07/25/46	$18,649,031	$17,871,039
Lehman XS Trust (06-12N-A2A1)
1.39% (1 mo. USD LIBOR + 0.150%) (2)(7)	08/25/46	345	346
Lehman XS Trust (06-12N-A31A)
1.44% (1 mo. USD LIBOR + 0.200%) (2)(7)	08/25/46	6,427,344	5,397,058
Lehman XS Trust (06-13-1A2)
1.41% (1 mo. USD LIBOR + 0.170%) (2)(7)	09/25/36	4,119,941	4,013,235
Lehman XS Trust (06-9-A1B)
1.40% (1 mo. USD LIBOR + 0.160%) (2)(7)	05/25/46	9,865,215	9,564,409
Lehman XS Trust (06-GP4-3A2A)
1.40% (1 mo. USD LIBOR + 0.160%) (2)(8)	08/25/46	37	37
Lehman XS Trust (07-4N-1A1)
1.37% (1 mo. USD LIBOR + 0.130%) (2)(8)	03/25/47	137	137
Long Beach Mortgage Loan Trust (06-WL1-1A3)
1.57% (1 mo. USD LIBOR + 0.330%) (2)	01/25/46	8,024,531	7,926,241
Long Beach Mortgage Loan Trust (06-WL1-2A4)
1.58% (1 mo. USD LIBOR + 0.340%) (2)	01/25/46	14,950,000	14,689,076
Madison Avenue Manufactured Housing Contract (02-A-B1)
4.49% (1 mo. USD LIBOR + 3.250%) (2)	03/25/32	4,716,509	4,787,947
MASTR Adjustable Rate Mortgages Trust (04-9-M1)
1.82% (1 mo. USD LIBOR + 0.580%) (2)	11/25/34	2,785,373	2,783,738
MASTR Alternative Loans Trust (05-4-1A1)
6.50%	05/25/35	6,534,700	6,321,282
MASTR Alternative Loans Trust (06-2-2A1)
1.64% (1 mo. USD LIBOR + 0.400%) (2)(7)(8)	03/25/36	72,180	15,044
MASTR Asset Securitization Trust (06-3-2A1)
1.69% (1 mo. USD LIBOR + 0.450%) (2)(7)	10/25/36	56,202	31,689

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
MASTR Asset-Backed Securities Trust (06-AB1-A4)
5.72%	02/25/36	$1,493,901	$1,468,695
MASTR Asset-Backed Securities Trust (06-HE1-A4)
1.53% (1 mo. USD LIBOR + 0.290%) (2)	01/25/36	3,652,820	3,667,691
MASTR Asset-Backed Securities Trust (06-HE5-A3)
1.40% (1 mo. USD LIBOR + 0.160%) (2)	11/25/36	22,428,937	15,366,793
MASTR Seasoned Securitization Trust (04-1-4A1)
3.57% (3)	10/25/32	10,715	10,856
Merrill Lynch Alternative Note Asset Trust (07-A1-A2C)
1.47% (1 mo. USD LIBOR + 0.230%) (2)	01/25/37	2,141,689	1,197,502
Merrill Lynch Alternative Note Asset Trust (07-A1-A3)
1.40% (1 mo. USD LIBOR + 0.160%) (2)	01/25/37	1,101,684	602,037
Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2B)
1.41% (1 mo. USD LIBOR + 0.170%) (2)	04/25/37	8,677,111	5,253,318
Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2C)
1.49% (1 mo. USD LIBOR + 0.250%) (2)	04/25/37	30,366,224	18,599,316
Merrill Lynch First Franklin Mortgage Loan Trust (07-1-A2D)
1.58% (1 mo. USD LIBOR + 0.340%) (2)	04/25/37	7,483,929	4,643,324
Merrill Lynch First Franklin Mortgage Loan Trust (07-2-A2C)
1.48% (1 mo. USD LIBOR + 0.240%) (2)	05/25/37	6,708,234	4,663,229
Merrill Lynch First Franklin Mortgage Loan Trust (07-3-A2B)
1.37% (1 mo. USD LIBOR + 0.130%) (2)	06/25/37	3,231,386	2,554,983
Merrill Lynch First Franklin Mortgage Loan Trust (07-4-2A3)
1.40% (1 mo. USD LIBOR + 0.160%) (2)	07/25/37	40,508,171	29,214,971
Merrill Lynch Mortgage-Backed Securities Trust (07-2-1A1)
3.71% (1 year Treasury Constant Maturity Rate + 2.400%) (2)(7)	08/25/36	2,281,721	2,239,101

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2017

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Mid-State Trust (05-1-A)
5.75%	01/15/40	$3,647,592	$3,971,603
Morgan Stanley ABS Capital I, Inc. Trust (04-NC8-M2)
2.20% (1 mo. USD LIBOR + 0.960%) (2)	09/25/34	885,747	887,911
Morgan Stanley ABS Capital I, Inc. Trust (05-HE3-M3)
2.03% (1 mo. USD LIBOR + 0.795%) (2)	07/25/35	2,361,657	2,375,230
Morgan Stanley Home Equity Loan Trust (05-2-M3)
1.91% (1 mo. USD LIBOR + 0.675%) (2)	05/25/35	265,995	266,422
Morgan Stanley Home Equity Loan Trust (06-2-A4)
1.52% (1 mo. USD LIBOR + 0.280%) (2)	02/25/36	3,721,163	3,660,439
Morgan Stanley Mortgage Loan Trust (05-6AR-1A1)
1.52% (1 mo. USD LIBOR + 0.280%) (2)	11/25/35	2,005,128	2,017,651
Morgan Stanley Mortgage Loan Trust (07-3XS-2A6)
5.76%	01/25/47	1,105,972	589,532
Morgan Stanley Mortgage Loan Trust (07-7AX-2A1)
1.36% (1 mo. USD LIBOR + 0.120%) (2)	04/25/37	3,995,711	2,114,987
Morgan Stanley REREMIC Trust (13-R2-1A)
2.81% (1)(3)	10/26/36	8,479,602	8,450,216
Morgan Stanley REREMIC Trust (13-R3-12A)
3.41% (1)(3)	01/26/47	960,899	963,490
Morgan Stanley Resecuritization Trust (14-R2-2A)
2.84% (1)(3)	12/26/46	9,783,707	9,744,106
MortgageIT Trust (05-3-A1)
1.84% (1 mo. USD LIBOR + 0.600%) (2)	08/25/35	7,596,549	7,444,937
MortgageIT Trust (05-4-A1)
1.52% (1 mo. USD LIBOR + 0.280%) (2)	10/25/35	3,777,197	3,734,380
Nationstar Home Equity Loan Trust (07-B-2AV3)
1.49% (1 mo. USD LIBOR + 0.250%) (2)	04/25/37	9,814,338	9,734,061
Nomura Resecuritization Trust (15-1R-2A1)
1.69% (1 mo. USD LIBOR + 0.190%) (1)(2)	10/26/36	5,996,129	6,016,960

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Nomura Resecuritization Trust (15-2R-1A1)
1.89% (12 mo. Monthly Treasury Average Index + 1.000%) (1)(2)	08/26/46	$6,638,102	$6,608,721
Nomura Resecuritization Trust (15-4R-2A1)
1.38% (1 mo. USD LIBOR + 0.306%) (1)(2)	10/26/36	9,444,097	9,204,520
Nomura Resecuritization Trust (15-4R-3A1)
3.55% (1)(3)	02/26/36	1,928,866	1,943,424
Nomura Resecuritization Trust (15-5R-2A1)
3.37% (1)(3)	03/26/35	11,004,918	11,063,543
Nomura Resecuritization Trust (15-7R-2A1)
3.20% (1)(3)	08/26/36	4,482,116	4,559,379
Oakwood Mortgage Investors, Inc. (02-A-A4)
6.97% (3)	03/15/32	3,107,522	3,338,023
Oakwood Mortgage Investors, Inc. (99-E-A1)
7.61% (3)	03/15/30	5,194,583	4,918,432
Opteum Mortgage Acceptance Corp. (06-1-2A1)
5.75% (3)	04/25/36	6,358,031	6,535,558
Ownit Mortgage Loan Asset-Backed Certificates (06-3-A2D)
1.51% (1 mo. USD LIBOR + 0.270%) (2)	03/25/37	19,300,000	17,227,724
Ownit Mortgage Loan Asset-Backed Certificates (06-6-A2C)
1.40% (1 mo. USD LIBOR + 0.160%) (2)	09/25/37	18,863,658	11,342,347
Prime Mortgage Trust (06-1-1A1)
5.50% (7)	06/25/36	3,078,515	3,327,918
RAAC Series Trust (05-SP1-4A1)
7.00%	09/25/34	4,343,145	4,482,260
RAAC Series Trust (07-SP1-A3)
1.72% (1 mo. USD LIBOR + 0.480%) (2)	03/25/37	1,816,867	1,821,591
RALI Trust (05-QA13-2A1)
4.26% (3)(7)	12/25/35	989,675	908,232
RALI Trust (05-QA7-A21)
3.87% (3)(7)	07/25/35	3,903,547	3,711,362
RALI Trust (06-QA3-A1)
1.44% (1 mo. USD LIBOR + 0.200%) (2)(7)	04/25/36	6,313,235	6,126,578

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Residential Accredit Loans, Inc. (05-QA8-CB21)
4.03% (3)(7)	07/25/35	$6,900,960	$5,781,083
Residential Accredit Loans, Inc. (05-QS7-A1)
5.50% (7)	06/25/35	1,261,989	1,155,136
Residential Accredit Loans, Inc. (06-QA1-A21)
4.37% (3)(7)	01/25/36	24,525	21,853
Residential Accredit Loans, Inc. (06-QA10-A2)
1.42% (1 mo. USD LIBOR + 0.180%) (2)	12/25/36	20,341,339	18,327,717
Residential Accredit Loans, Inc. (06-QA2-1A1)
1.49% (1 mo. USD LIBOR + 0.250%) (2)(7)	02/25/36	28,423	23,268
Residential Accredit Loans, Inc. (06-QS10-AV) (I/O)
0.58% (3)(8)	08/25/36	53,214,002	1,261,832
Residential Accredit Loans, Inc. (06-QS11-AV) (I/O)
0.35% (3)(8)	08/25/36	52,108,802	807,699
Residential Accredit Loans, Inc. (06-QS5-A5)
6.00% (7)	05/25/36	6,862,076	6,203,002
Residential Accredit Loans, Inc. (06-QS6-1AV) (I/O)
0.75% (3)(8)	06/25/36	68,445,962	1,830,546
Residential Accredit Loans, Inc. (06-QS7-AV) (I/O)
0.68% (3)(8)	06/25/36	15,158,664	378,740
Residential Accredit Loans, Inc. (07-QS1-2AV) (I/O)
0.18% (3)(8)	01/25/37	3,500,747	26,384
Residential Accredit Loans, Inc. (07-QS2-AV) (I/O)
0.33% (3)(8)	01/25/37	25,783,430	354,558
Residential Accredit Loans, Inc. (07-QS3-AV) (I/O)
0.35% (3)(8)	02/25/37	104,648,338	1,582,471
Residential Accredit Loans, Inc. (07-QS4-3AV) (I/O)
0.37% (3)(8)	03/25/37	12,306,896	162,583
Residential Accredit Loans, Inc. (07-QS5-AV) (I/O)
0.26% (3)(8)	03/25/37	16,900,894	156,004
Residential Accredit Loans, Inc. (07-QS6-A45)
5.75% (7)	04/25/37	3,746,490	3,533,513

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Residential Accredit Loans, Inc. (07-QS8-AV) (I/O)
0.40% (3)(8)	06/25/37	$25,105,867	$405,373
Residential Funding Mortgage Securities I (05-SA5-2A)
3.98% (3)(7)	11/25/35	31,794	31,067
Residential Funding Mortgage Securities I (06-S9-A3) (PAC)
5.75% (7)	09/25/36	851,389	783,951
Residential Funding Mortgage Securities I (07-S2-A9)
6.00% (7)	02/25/37	9,012,167	8,630,693
Residential Funding Mortgage Securities I (07-SA2-2A2)
4.01% (3)(7)	04/25/37	30,349	29,354
Saxon Asset Securities Trust (06-2-A2)
1.37% (1 mo. USD LIBOR + 0.130%) (2)	09/25/36	9,165,234	9,200,147
Saxon Asset Securities Trust (06-3-A3)
1.41% (1 mo. USD LIBOR + 0.170%) (2)	10/25/46	14,306,533	13,991,644
Saxon Asset Securities Trust (07-2-A2D)
1.54% (1 mo. USD LIBOR + 0.300%) (2)	05/25/47	20,771,653	16,735,380
Securitized Asset-Backed Receivables LLC Trust (07-BR1-A2C)
1.58% (1 mo. USD LIBOR + 0.340%) (2)	02/25/37	3,407,875	1,978,927
Securitized Asset-Backed Receivables LLC Trust (07-BR2-A2)
1.47% (1 mo. USD LIBOR + 0.230%) (2)	02/25/37	43,590,545	27,764,566
Securitized Asset-Backed Receivables LLC Trust (07-NC2-A2B)
1.38% (1 mo. USD LIBOR + 0.140%) (2)	01/25/37	19,703,593	14,484,406
Sequoia Mortgage Trust (03-8-A1)
1.88% (1 mo. USD LIBOR + 0.640%) (2)	01/20/34	983,608	960,032
SG Mortgage Securities Trust (05-OPT1-A3)
1.59% (1 mo. USD LIBOR + 0.350%) (2)	10/25/35	821,563	823,616

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2017

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
SG Mortgage Securities Trust (07-NC1-A2)
1.48% (1 mo. USD LIBOR + 0.240%) (1)(2)	12/25/36	$23,095,957	$15,098,628
Soundview Home Equity Loan Trust (06-2-A4)
1.51% (1 mo. USD LIBOR + 0.270%) (2)	03/25/36	1,675,651	1,679,594
Soundview Home Equity Loan Trust (06-OPT4-2A4)
1.47% (1 mo. USD LIBOR + 0.230%) (2)	06/25/36	10,400,000	9,387,371
Soundview Home Equity Loan Trust (07-OPT3-2A4)
1.49% (1 mo. USD LIBOR + 0.250%) (2)	08/25/37	4,000,000	2,976,550
Specialty Underwriting & Residential Finance (06-AB3-A2B)
1.39% (1 mo. USD LIBOR + 0.150%) (2)	09/25/37	21,492	13,523
Structured Adjustable Rate Mortgage Loan Trust (04-12-2A)
3.46% (3)	09/25/34	2,705,587	2,684,329
Structured Adjustable Rate Mortgage Loan Trust (04-14-2A)
3.46% (3)	10/25/34	4,344,771	4,434,953
Structured Adjustable Rate Mortgage Loan Trust (05-16XS-A2A)
2.19% (1 mo. USD LIBOR + 0.950%) (2)	08/25/35	5,949,884	5,890,210
Structured Adjustable Rate Mortgage Loan Trust (06-2-5A1)
3.72% (3)(7)	03/25/36	594,426	523,213
Structured Adjustable Rate Mortgage Loan Trust (06-4-5A1)
3.41% (3)(7)	05/25/36	2,452,147	2,171,631
Structured Adjustable Rate Mortgage Loan Trust (06-5-1A1)
3.66% (3)(7)	06/25/36	5,193,591	4,838,191
Structured Adjustable Rate Mortgage Loan Trust (07-1-1A1)
3.58% (3)	02/25/37	3,560,517	3,089,226
Structured Asset Securities Corp. (05-2XS-1A5B)
5.15%	02/25/35	255,630	257,940
Structured Asset Securities Corp. (06-EQ1A-A4)
1.39% (1 mo. USD LIBOR + 0.150%) (1)(2)	07/25/36	6,963,929	6,967,941

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Structured Asset Securities Corp. (06-WF2-A4)
1.55% (1 mo. USD LIBOR + 0.310%) (2)	07/25/36	$7,299,157	$7,196,117
Suntrust Adjustable Rate Mortgage Loan Trust (07-2-2A1)
3.63% (3)(7)	04/25/37	248,282	210,106
Suntrust Adjustable Rate Mortgage Loan Trust (07-3-1A1)
3.70% (3)(7)	06/25/37	10,595	10,121
Suntrust Adjustable Rate Mortgage Loan Trust (07-S1-2A1)
3.59% (3)	01/25/37	1,049,904	1,050,326
Wachovia Mortgage Loan Trust LLC (06-AMN1-A3)
1.48% (1 mo. USD LIBOR + 0.240%) (2)	08/25/36	9,602,475	5,758,560
WaMu Mortgage Pass-Through Certificates (04-AR14-A1)
2.95% (3)	01/25/35	8,222,848	8,434,283
WaMu Mortgage Pass-Through Certificates (05-AR13-A1A1)
1.53% (1 mo. USD LIBOR + 0.290%) (2)	10/25/45	9,914,188	9,844,873
WaMu Mortgage Pass-Through Certificates (05-AR13-A1A2)
2.39% (12 mo. Monthly Treasury Average Index + 1.450%) (2)	10/25/45	798,956	841,766
WaMu Mortgage Pass-Through Certificates (05-AR14-2A1)
3.29% (3)	12/25/35	1,826,055	1,695,793
WaMu Mortgage Pass-Through Certificates (05-AR18-1A1)
2.94% (3)	01/25/36	3,091,811	3,034,893
WaMu Mortgage Pass-Through Certificates (05-AR2-2A1A)
1.55% (1 mo. USD LIBOR + 0.310%) (2)	01/25/45	303,754	298,944
WaMu Mortgage Pass-Through Certificates (05-AR9-A1A)
1.88% (1 mo. USD LIBOR + 0.640%) (2)	07/25/45	7,299,722	7,288,903
WaMu Mortgage Pass-Through Certificates (06-AR1-2A1A)
2.01% (12 mo. Monthly Treasury Average Index + 1.070%) (2)	01/25/46	22,005,103	22,431,215
WaMu Mortgage Pass-Through Certificates (06-AR11-1A)
1.90% (12 mo. Monthly Treasury Average Index + 0.960%) (2)	09/25/46	5,585,799	5,087,501

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
WaMu Mortgage Pass-Through Certificates (06-AR17-1A1A)
1.70% (12 mo. Monthly Treasury Average Index + 0.810%) (2)	12/25/46	$6,128,376	$5,816,064
Washington Mutual Alternative Mortgage Pass-Through Certificates (02-AR1-1A1)
2.88% (3)	11/25/30	129,336	130,756
Washington Mutual Alternative Mortgage Pass-Through Certificates (06-1-3A2)
5.75% (7)	02/25/36	1,363,201	1,299,022
Washington Mutual Alternative Mortgage Pass-Through Certificates (06-5-1A1)
1.84% (1 mo. USD LIBOR + 0.600%) (2)(7)	07/25/36	2,619,106	1,810,952
Washington Mutual Alternative Mortgage Pass-Through Certificates (06-AR10-A2A)
1.41% (1 mo. USD LIBOR + 0.170%) (2)	12/25/36	4,914,914	4,469,928
Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OA3-5A)
1.98% (11th District Cost of Funds + 1.250%) (2)(7)	04/25/47	1,990,237	1,773,288
Washington Mutual Alternative Mortgage Pass-Through Certificates (07-OC2-A3)
1.55% (1 mo. USD LIBOR + 0.310%) (2)	06/25/37	5,982,797	5,488,610
Washington Mutual Asset-Backed Certificates (06-HE1-2A4)
1.52% (1 mo. USD LIBOR + 0.280%) (2)	04/25/36	11,691,000	11,153,507
Wells Fargo Home Equity Asset-Backed Securities (06-3-A2)
1.39% (1 mo. USD LIBOR + 0.150%) (2)	01/25/37	9,574,214	9,510,306
Wells Fargo Home Equity Asset-Backed Securities (07-1-A3)
1.56% (1 mo. USD LIBOR + 0.320%) (2)	03/25/37	5,521,000	4,398,143
Wells Fargo Mortgage Loan Trust (11-RR3-A1)
3.47% (1)(3)	03/27/37	1,940,130	1,948,925
Wells Fargo Mortgage Loan Trust (12-RR2-1A1)
1.42% (1 mo. USD LIBOR + 0.180%) (1)(2)	09/27/47	1,601,147	1,595,018

Issues	Maturity Date	Principal Amount	Value
RESIDENTIAL MORTGAGE-BACKED SECURITIES — NON-AGENCY (Continued)
Wells Fargo Mortgage-Backed Securities Trust (04-DD-2A6)
3.13% (3)	01/25/35	$2,596,647	$2,678,290
Wells Fargo Mortgage-Backed Securities Trust (06-AR11-A6)
3.48% (3)(7)	08/25/36	5,560,099	5,560,816
Wells Fargo Mortgage-Backed Securities Trust (06-AR6-4A1)
3.37% (3)	03/25/36	3,630,627	3,640,207
Wells Fargo Mortgage-Backed Securities Trust (06-AR7-2A4)
3.33% (3)(7)	05/25/36	2,390,959	2,403,006
Wells Fargo Mortgage-Backed Securities Trust (07-10-1A32)
6.00% (7)	07/25/37	4,315,241	4,304,909
Wells Fargo Mortgage-Backed Securities Trust (07-AR4-A1)
3.64% (3)(7)	08/25/37	414,975	403,955
Wells Fargo Mortgage-Backed Securities Trust (08-1-4A1)
5.75%	02/25/38	1,899,601	2,004,709

Total Residential Mortgage-Backed Securities — Non-Agency
(Cost: $1,171,259,688)			1,464,745,938

U.S. TREASURY SECURITIES — 24.8%
U.S. Treasury Bond
2.75%	08/15/47	638,229,000	622,335,604
U.S. Treasury Note
0.75%	02/28/18	268,000,000	267,617,899
1.38%	09/30/19	191,100,000	190,341,539
1.88%	09/30/22	782,088,000	777,168,448
2.00%	10/31/22	79,790,000	79,762,036
2.25%	08/15/27	299,125,000	295,870,846

Total U.S. Treasury Securities
(Cost: $2,251,978,850)			2,233,096,372

Total Fixed Income Securities
(Cost: $8,845,859,242)			9,093,435,441

		Shares
MONEY MARKET INVESTMENTS — 0.0%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.96%, due 01/05/50 (9)		1,774,435	1,774,435

Total Money Market Investments
(Cost: $1,774,435)			1,774,435

See accompanying notes to financial statements.

TCW Total Return Bond Fund

October 31, 2017

Issues	Maturity Date	Principal Amount	Value
SHORT TERM INVESTMENTS — 8.3%
FOREIGN GOVERNMENT BONDS — 3.8%
Japan Treasury Bill
0.00% (4)	11/06/17	JPY 27,405,000,000	241,180,159
0.00% (4)	01/10/18	JPY 11,245,000,000	98,984,897

Total Foreign Government Bonds
(Cost: $347,159,038)			340,165,056

U.S. TREASURY SECURITIES — 4.5%
U.S. Treasury Bill
1.09% (10)	01/25/18	$59,000,000	58,848,853
1.12% (10)	02/15/18	250,000,000	249,178,720
1.14% (10)	02/01/18	93,800,000	93,529,126
1.17% (10)(11)	03/01/18	6,856,000	6,829,448

Total U.S. Treasury Securities
(Cost: $408,445,236)			408,386,147

Total Short-Term Investments
(Cost: $755,604,274)			748,551,203

Total Investments (109.3%)
(Cost: $9,603,237,951)			9,843,761,079

Liabilities In Excess Of Other Assets (-9.3%)			(837,621,239)

Net Assets (100.0%)			$9,006,139,840

Futures Contracts

Number of Contracts	Type	Expiration Date	Notional Contract Value	Market Value	Net Unrealized Appreciation (Depreciation)
BUY
4,823	2-Year U.S. Treasury Note Futures	12/29/17	$1,042,782,204	$1,038,678,270	$(4,103,934)
4,429	5-Year U.S. Treasury Note Futures	12/29/17	523,589,518	519,023,438	(4,566,080)
1,656	10-Year U.S. Treasury Note Futures	12/19/17	209,513,377	206,896,500	(2,616,877)

			$1,775,885,099	$1,764,598,208	$(11,286,891)

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
SELL (12)
Goldman Sachs International	JPY	27,405,000,000	11/06/17	$248,346,171	$241,216,202	$7,129,969
Goldman Sachs International	JPY	11,245,000,000	01/10/18	100,255,878	99,316,812	939,066

				$348,602,049	$340,533,014	$8,069,035

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Schedule of Investments (Continued)

Notes to Schedule of Investments:

JPY - Japanese	Yen.
ABS -	Asset-Backed Securities.
ACES -	Alternative Credit Enhancement Securities.
ARM -	Adjustable Rate Mortgage.
I/F -	Inverse Floating rate security whose interest rate moves in the opposite direction of prevailing interest rates.
I/O - Interest	Only Security.
PAC -	Planned Amortization Class.
P/O -	Principal Only Security.
TAC -	Target Amortization Class.
TBA -	To be Announced.
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2017, the value of these securities amounted to $375,970,471 or 4.2% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(2)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2017.
(3)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(4)	Security is not accruing interest.
(5)	This security is purchased on a when-issued, delayed delivery or forward commitment basis.
(6)	Security purchased on a forward commitment with an approximate principal amount. The actual principal amount and maturity date will be determined upon settlement when the security is delivered.
(7)	A portion of the principal balance has been written-off during the period due to defaults in the underlying loans. Cost basis has been adjusted.
(8)	For fair value measurement disclosure purposes, security is categorized as Level 3.
(9)	Rate disclosed is the 7-day net yield as of October 31, 2017.
(10)	Rate shown represents yield-to-maturity.
(11)	All or a portion of this security is held as collateral for open futures contracts.
(12)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets
Asset-Backed Securities	1.7%
Commercial Mortgage-Backed Securities — Agency	1.9
Commercial Mortgage-Backed Securities — Non-Agency	0.4
Residential Mortgage-Backed Securities — Agency	55.9
Residential Mortgage-Backed Securities — Non-Agency	16.3
Short Term Investments	8.3
U.S. Treasury Securities	24.8
Money Market Investments	0.0 *

Total	109.3%

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Asset-Backed Securities	$—	$153,515,399	$—	$153,515,399
Commercial Mortgage-Backed Securities — Agency	—	174,890,769	—	174,890,769
Commercial Mortgage-Backed Securities — Non-Agency	—	33,562,806	—	33,562,806
Residential Mortgage-Backed Securities — Agency	—	5,033,624,157	—	5,033,624,157
Residential Mortgage-Backed Securities — Non-Agency	—	1,457,764,530	6,981,408	1,464,745,938
U.S. Treasury Securities	—	2,233,096,372	—	2,233,096,372

Total Fixed Income Securities	—	9,086,454,033	6,981,408	9,093,435,441

Money Market Investments	1,774,435	—	—	1,774,435
Short-Term Investments	408,386,147	340,165,056	—	748,551,203

Total Investments	410,160,582	9,426,619,089	6,981,408	9,843,761,079

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	8,069,035	—	8,069,035

Total	$410,160,582	$9,434,688,124	$6,981,408	$9,851,830,114

Liability Derivatives
Futures
Interest Rate Risk	$(11,286,891)	$—	$—	$(11,286,891)

Total	$(11,286,891)	$—	$—	$(11,286,891)

*	Value rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2017

	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund (1)		TCW Global Bond Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (2)	$1,862,322	$1,204		$16,684
Foreign Currency, at Value	—	—		11	(3)
Cash	91	—		—
Receivable for Securities Sold	14,615	—	(4)	20
Receivable for Sale of When-Issued Securities	12,561	—		—
Receivable for Fund Shares Sold	2,153	—		—
Interest and Dividends Receivable	8,040	4		92
Receivable from Investment Advisor	24	21		16
Unrealized Appreciation on Open Forward Foreign Currency Contracts	1,414	—		6
Cash Collateral Held for Forward Foreign Currency Contracts	1,350	—		—
Open Swap Agreements, at Value	—	13		—
Cash Collateral on Swap Agreements	—	120		—
Prepaid Expenses	8	—		6

Total Assets	1,902,578	1,362		16,835

LIABILITIES
Distributions Payable	3,238	—		25
Payable for Securities Purchased	17,031	—		350
Payable for Purchase of When-Issued Securities	142,591	—		—
Payable for Fund Shares Redeemed	1,045	—		—
Accrued Directors’ Fees and Expenses	13	13		13
Accrued Management Fees	609	1		8
Accrued Distribution Fees	79	—	(4)	2
Interest Payable on Swap Agreements	—	1		—
Payable for Daily Variation Margin on Open Financial Futures Contracts	103	—		—
Collateral Pledged by Brokers on Open Forward Foreign Currency Contracts	1,350	—		—
Unrealized Depreciation on Open Forward Foreign Currency Contracts	—	—		13
Other Accrued Expenses	393	72		31

Total Liabilities	166,452	87		442

NET ASSETS	$1,736,126	$1,275		$16,393

NET ASSETS CONSIST OF:
Paid-in Capital	$1,743,686	$1,188		$16,632
Accumulated Net Realized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency	(15,765)	56		19
Unrealized Appreciation (Depreciation) of Investments, Futures Contracts and Swap Contracts	10,105	47		(277)
Undistributed (Overdistributed) Net Investment Income	(1,900)	(16)		19

NET ASSETS	$1,736,126	$1,275		$16,393

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$1,379,196	$758		$8,714

N Class Share	$356,930	$517		$7,679

CAPITAL SHARES OUTSTANDING: (5)
I Class Share	125,528,138	145,593		893,477

N Class Share	32,569,215	99,369		787,280

NET ASSET VALUE PER SHARE: (6)
I Class Share	$10.99	$5.20		$9.75

N Class Share	$10.96	$5.21		$9.75

(1)	Consolidated Statement of Asset and Liabilities (See Note 2).
(2)	The identified cost for the TCW Core Fixed Income Fund, the TCW Enhanced Commodity Strategy Fund and the TCW Global Bond Fund at October 31, 2017 was $1,852,393, $1,170 and $16,954, respectively.
(3)	The identified cost for the TCW Global Bond Fund at October 31, 2017 was $11.
(4)	Amount rounds to less than $1.
(5)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class and N Class shares.
(6)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2017

	TCW High Yield Bond Fund		TCW Short Term Bond Fund	TCW Total Return Bond Fund
	Dollar Amounts in Thousands (Except per Share Amounts)
ASSETS
Investments, at Value (1)	$21,204		$8,035	$9,843,761
Cash	—		—	3
Receivable for Securities Sold	87		—	—
Receivable for Sale of When-Issued Securities	—		—	751,356
Receivable for Fund Shares Sold	27		—	18,606
Interest and Dividends Receivable	241		35	22,666
Receivable from Investment Advisor	21		13	855
Unrealized Appreciation on Open Forward Foreign Currency Contracts	2		—	8,069
Cash Collateral Held for Open Forward Foreign Currency Contracts	—		—	7,425
Prepaid Expenses	9		10	41

Total Assets	21,591		8,093	10,652,782

LIABILITIES
Distributions Payable	75		13	19,905
Payable for Securities Purchased	305		79	88
Payable for Purchase of When-Issued Securities	—		—	1,602,386
Payable for Fund Shares Redeemed	14		1	9,929
Accrued Directors’ Fees and Expenses	13		13	13
Accrued Management Fees	8		2	3,959
Accrued Distribution Fees	1		—	423
Interest Payable on Swap Agreements	—	(2)	—	—
Payable for Daily Variation Margin on Open Financial Futures Contracts	—		—	817
Open Swap Agreements, at Value	3		—	—
Collateral Pledged for Open Forward Foreign Currency Contracts	—		—	6,870
Other Accrued Expenses	43		34	2,252

Total Liabilities	462		142	1,646,642

NET ASSETS	$21,129		$7,951	$9,006,140

NET ASSETS CONSIST OF:
Paid-in Capital	$21,562		$15,368	$8,852,166
Accumulated Net Realized Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency	(595)		(7,439)	(163,409)
Unrealized Appreciation (Depreciation) of Investments, Futures Contracts and Swap Contracts	95		17	237,305
Undistributed Net Investment Income	67		5	80,078

NET ASSETS	$21,129		$7,951	$9,006,140

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$14,195		$7,951	$7,103,832

N Class Share	$6,934			$1,902,308

CAPITAL SHARES OUTSTANDING: (3)
I Class Share	2,226,808		921,968	711,981,544

N Class Share	1,080,215			184,864,930

NET ASSET VALUE PER SHARE: (4)
I Class Share	$6.37		$8.62	$9.98

N Class Share	$6.42			$10.29

(1)	The identified cost for the TCW High Yield Bond Fund, the TCW Short Term Bond Fund and the TCW Total Return Bond Fund at October 31, 2017 was $21,106, $8,018 and $9,603,238, respectively.
(2)	Amount rounds to less than $1.
(3)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class and N Class shares.
(4)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2017

	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund (1)		TCW Global Bond Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Interest	$42,784	$36		$448

Total	42,784	36		448

Expenses:
Management Fees	6,980	7		88
Accounting Services Fees	173	26		3
Administration Fees	102	36		2
Transfer Agent Fees:
I Class	866	10		6
N Class	409	9		7
Custodian Fees	34	7		26
Professional Fees	105	40		39
Directors’ Fees and Expenses	44	44		44
Registration Fees:
I Class	72	11		17
N Class	30	11		17
Distribution Fees:
N Class	1,013	1		19
Shareholder Reporting Expense	7	1		1
Other	161	10		10

Total	9,996	213		279

Less Expenses Borne by Investment Advisor:
I Class	211	117		48
N Class	164	87		65

Net Expenses	9,621	9		166

Net Investment Income	33,163	27		282

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	(13,483)	—	(2)	18
Foreign Currency	315	—		2
Foreign Currency Forward Contracts	(1,236)	—		(35)
Futures Contracts	(1,796)	—		—
Swap Agreements	(4)	(9)		—
Change in Unrealized Appreciation (Depreciation) on:
Investments	(9,269)	4		(77)
Foreign Currency	—	—		— (2)
Foreign Currency Forward Contracts	1,414	—		(5)
Futures contracts	(453)	—		—
Swap Agreements	—	31		—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	(24,512)	26		(97)

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$8,651	$53		$185

(1)	Consolidated Statement of Operations (See Note 2).
(2)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2017

	TCW High Yield Bond Fund	TCW Short Term Bond Fund	TCW Total Return Bond Fund
	Dollar Amounts in Thousands
INVESTMENT INCOME
Income:
Interest	$1,084	$121	$303,484

Total	1,084	121	303,484

Expenses:
Management Fees	111	30	47,207
Accounting Services Fees	27	1	940
Administration Fees	2	1	568
Transfer Agent Fees:
I Class	16	11	5,975
N Class	13	—	2,044
Custodian Fees	18	7	103
Professional Fees	35	23	338
Directors’ Fees and Expenses	44	44	44
Registration Fees:
I Class	20	21	119
N Class	18	—	104
Distribution Fees:
N Class	20	—	5,584
Shareholder Reporting Expense	3	— (1)	21
Other	7	5	848

Total	334	143	63,895

Less Expenses Borne by Investment Advisor:
I Class	112	105	8,986
N Class	67	—	1,947

Net Expenses	155	38	52,962

Net Investment Income	929	83	250,522

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain (Loss) on:
Investments	762	(5)	(184,971)
Foreign Currency	—	—	3,636
Foreign Currency Forward Contracts	3	—	29,111
Futures Contracts	—	—	(18,237)
Swap Agreements	(4)	—	—
Change in Unrealized Appreciation (Depreciation) on:
Investments	(71)	(12)	(51,629)
Foreign Currency	—	—	—
Foreign Currency Forward Contracts	2	—	2,436
Futures contracts	—	—	(4,102)
Swap Agreements	— (1)	—	—

Net Realized and Unrealized Gain (Loss) on Investments	692	(17)	(223,756)

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,621	$66	$26,766

(1)	Amount rounds to less than $1.

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Core Fixed Income Fund		TCW Enhanced Commodity Strategy Fund(1)
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$33,163	$28,873	$27	$19
Net Realized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(16,204)	25,165	(9)	(86)
Change in Unrealized Appreciation (Depreciation) on Investments and Futures Contracts	(8,308)	12,917	35	27

Increase (Decrease) in Net Assets Resulting from Operations	8,651	66,955	53	(40)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(28,052)	(21,736)	(16)	(13)
N Class	(7,220)	(7,802)	(11)	(11)
Distributions from Net Realized Gain:
I Class	(14,647)	(9,987)	(8)	—
N Class	(5,178)	(5,013)	(5)	—

Total Distributions to Shareholders	(55,097)	(44,538)	(40)	(24)

NET CAPITAL SHARE TRANSACTIONS
I Class	(8,123)	295,328	24	(682)
N Class	(117,795)	(60,988)	17	(629)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	(125,918)	234,340	41	(1,311)

Increase (Decrease) in Net Assets	(172,364)	256,757	54	(1,375)
NET ASSETS
Beginning of Year	1,908,490	1,651,733	1,221	2,596

End of Year	$1,736,126	$1,908,490	$1,275	$1,221

Overdistributed Net Investment Income	$(1,900)	$(492)	$(16)	$(37)

(1)	Consolidated Statement of Changes in Net Assets (See Note 2).

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Global Bond Fund		TCW High Yield Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$282	$326	$929	$1,129
Net Realized Gain (Loss) on Investments, Swap Contracts and Foreign Currency Transactions	(15)	138	761	95
Change in Unrealized Appreciation (Depreciation) on Investments	(82)	150	(69)	344

Increase in Net Assets Resulting from Operations	185	614	1,621	1,568

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(144)	(191)	(726)	(852)
N Class	(127)	(170)	(339)	(337)
Distributions from Net Realized Gain:
I Class	(58)	(110)	—	—
N Class	(51)	(103)	—	—

Total Distributions to Shareholders	(380)	(574)	(1,065)	(1,189)

NET CAPITAL SHARE TRANSACTIONS
I Class	170	757	(6,449)	(918)
N Class	184	201	(769)	(8,371)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	354	958	(7,218)	(9,289)

Increase (Decrease) in Net Assets	159	998	(6,662)	(8,910)
NET ASSETS
Beginning of Year	16,234	15,236	27,791	36,701

End of Year	$16,393	$16,234	$21,129	$27,791

Undistributed Net Investment Income	$19	$10	$67	$79

See accompanying notes to financial statements.

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Short Term Bond Fund		TCW Total Return Bond Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$83	$49	$250,522	$246,845
Net Realized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions	(5)	18	(170,461)	198,446
Change in Unrealized Appreciation (Depreciation) on Investments and Futures Contracts	(12)	1	(53,295)	(101,208)

Increase in Net Assets Resulting from Operations	66	68	26,766	344,083

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(143)	(58)	(183,998)	(177,095)
N Class	—	—	(50,442)	(57,056)
Distributions from Net Realized Gain:
I Class	—	—	(114,017)	(44,612)
N Class	—	—	(38,135)	(16,251)

Total Distributions to Shareholders	(143)	(58)	(386,592)	(295,014)

NET CAPITAL SHARE TRANSACTIONS
I Class	330	(1,926)	(671,642)	1,644,991
N Class	—	—	(767,389)	350,792

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	330	(1,926)	(1,439,031)	1,995,783

Increase (Decrease) in Net Assets	253	(1,916)	(1,798,857)	2,044,852
NET ASSETS
Beginning of Year	7,698	9,614	10,804,997	8,760,145

End of Year	$7,951	$7,698	$9,006,140	$10,804,997

Undistributed Net Investment Income	$5	$9	$80,078	$60,699

See accompanying notes to financial statements.

TCW Funds, Inc.

Notes to Financial Statements	October 31, 2017

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended, (the “1940 Act”), that currently offers 21 no-load mutual funds (each series a “Fund” and collectively the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund has distinct investment objectives. The following are the objectives for the 6 Fixed Income Funds that are covered in this report:

TCW Fund	Investment Objective
Diversified Fixed Income Funds

TCW Core Fixed Income Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of the value of its net assets in debt securities.

TCW Enhanced Commodity Strategy Fund	Seeks total return which exceeds that of its commodity benchmark by investing in commodity linked derivative instruments backed by a portfolio of fixed income instruments.

TCW Global Bond Fund	Seeks total return by investing at least 80% of its net assets in debt securities of government and corporate issuers in at least three countries, and will invest at least 30% of its net assets in securities of issuers located outside the United States.

TCW High Yield Bond Fund	Seeks to maximize income and achieve above average total return consistent with reasonable risk over a full market cycle by investing at least 80% of the value of its net assets in high yield/below investment grade bonds, commonly known as “junk” bonds.

TCW Short Term Bond Fund	Seeks to maximize current income by investing at least 80% of the value of its net assets in a diversified portfolio of debt securities of varying maturities including bonds, notes and other similar fixed income instruments issued by governmental or private sector issuers.

TCW Total Return Bond Fund	Seeks to maximize current income and achieve above average total return consistent with prudent investment management over a full market cycle by investing at least 80% of the value of its net assets in debt securities and at least 50% of the value in securitized obligations.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies

All Funds, except for the TCW Short Term Bond Fund, offer two classes of shares: I Class and N Class. The TCW Short Term Bond Fund offers only the I Class shares. The classes are substantially the same except that the N Class shares are subject to a distribution fee (see Note 6).

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Principles of Consolidation:    The TCW Cayman Enhanced Commodity Fund, Ltd. (the “Subsidiary”), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for the TCW Enhanced Commodity Strategy Fund (the “Parent”) in order to effect certain investments for the Parent consistent with the Parent’s investment objectives and policies as specified in its prospectus and statement of additional information. The accompanying financial statements are consolidated and include the accounts of the Subsidiary. The Parent may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary at October 31, 2017 were $307,060 or 24.08% of the Parent’s consolidated net assets. Intercompany balances and transactions have been eliminated in consolidation.

Net Asset Value:    The net asset value per share (“NAV”) of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ. All other securities including short-term securities traded over the counter (“OTC”) for which market quotations are readily available are valued with prices furnished by independent pricing services or by broker dealers.

Securities for which market quotations are not readily available, including circumstances under which it is determined by the Advisor that prices received are not reflective of their market values, are valued by the Advisor in good faith under procedures established by and under the general supervision of Company’s Board of Directors (the “Board”).

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose investments in their financial statements in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants

TCW Funds, Inc.

October 31, 2017

Note 2 — Significant Accounting Policies (Continued)

would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”).    The fair value of ABS and MBS is estimated based on pricing models that consider the estimated cash flows of each debt tranche of the issuer, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche including, but not limited to, the prepayment speed assumptions and attributes of the collateral. To the extent the inputs are observable and timely, the values would be categorized in Level 2 of the fair value hierarchy; otherwise, they would be categorized in Level 3.

Bank loans.    The fair value of bank loans is estimated using recently executed transactions, market price quotations, credit/market events, and cross-asset pricing. Inputs are generally observable and are obtained from independent sources. Bank loans are generally categorized in Level 2 of the fair value hierarchy.

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy.

Credit default swaps.    Credit default swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise, the fair values would be categorized in Level 3.

Foreign currency contracts.    The fair value of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized in Level 2 of the fair value hierarchy.

Futures contracts.    Futures contracts are generally valued at the settlement price established at the close of business each day by the exchange on which they are traded. As such, they are categorized in Level 1.

Government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized in Level 1 of the fair value hierarchy.

Municipal bonds.    Municipal bonds are fair valued based on pricing models that take into account, among other factors, information received from market makers and broker-dealers, current trades, bid wants lists, offerings, market movements, the callability of the bond, state of issuance, benchmark yield curves, and bond insurance. To the extent that these inputs are observable and timely, the fair values of municipal bonds would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, issued by non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

Total return swaps. Total return swaps are fair valued using pricing models that take into account, among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of the total return swaps would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

The summary of the inputs used as of October 31, 2017 is listed after the Schedule of Investments for each Fund.

The Funds did not have any transfers in and out of Level 1 and Level 2 of the fair value hierarchy during the year ended October 31, 2017.

TCW Funds, Inc.

October 31, 2017

Note 2 — Significant Accounting Policies (Continued)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

	TCW Core Fixed Income Fund	TCW Enhanced Commodity Strategy Fund	TCW Global Bond Fund	TCW High Yield Bond Fund	TCW Total Return Bond Fund
Balance as of October 31, 2016	$1,180,023	$817	$166,910	$396,790	$8,722,086
Accrued Discounts (Premiums)	(1,547)	—	(4,884)	—	(1,304,717)
Realized Gain (Loss)	(4,015)	(240)	—	(15,862)	262,360
Change in Unrealized Appreciation (Depreciation)	139,440	10,083	(15,549)	3,480	(681,650)
Purchases	—	—	—	191,970	3,522
Sales	(84,889)	—	—	(464,178)	(1,913,623)
Transfers in to Level 3 (1)	—	—	—	—	1,893,430 (2)
Transfers out of Level 3 (1)	—	—	—	—	—

Balance as of October 31, 2017	$1,229,012	$10,660	$146,477	$112,200	$6,981,408

Change in Unrealized Appreciation (Depreciation) from Investments Still Held at October 31, 2017	$139,440	$10,083	$(15,549)	$215,024	$(681,650)

(1)	The Funds recognize transfers in and out at the beginning of the period.
(2)	Financial assets transferred between Level 2 and Level 3 were due to a change in observable and/or unobservable inputs.

Significant unobservable valuations inputs for Level 3 investments as of October 31, 2017 are as follows:

Description	Fair Value at 10/31/2017	Valuation Techniques*	Unobservable Input	Price or Price Range	Weighted Average Price
TCW Core Fixed Income Fund
Corporate Bonds	$1,229,012	Third-party Vendor	Vendor Prices	$116.649	$116.65
TCW Enhanced Commodity Strategy Fund
Commercial Mortgage-Backed Securities — Non-Agency	$10,660	Third-party Vendor	Vendor Prices	$0.676	$0.676
TCW Global Bond Fund
Commercial Mortgage-Backed Securities — Non-Agency	$1,826	Third-party Vendor	Vendor Prices	$0.051–$0.078	$0.069
Residential Mortgage-Backed Securities — Non-Agency	$144,651	Third-party Vendor	Vendor Prices	$11.556	$11.556
TCW High Yield Bond Fund
Common Stock	$112,200	Third-party Vendor	Vendor Prices	$20.000	$20.000
TCW Total Return Bond Fund
Residential Mortgage-Backed Securities — Non- Agency	$174	Third-party Vendor	Vendor Prices	$100.000	$100.000
Residential Mortgage-Backed Securities — Non-Agency (Interest Only, Collateral Strip Rate Securities)	$6,981,234	Third-party Vendor	Vendor Prices	$0.754–$20.842	$1.851

*	The valuation technique employed on the Level 3 securities involves the use of the vendor prices. The Advisor monitors the effectiveness of vendor pricing using the valuation process described below.

Level 3 Valuation Process:    Investments classified within Level 3 of the fair value hierarchy may be fair valued by the Advisor’s Pricing Committee (the “Pricing Committee”) in accordance with the guidelines established by the Board’s Valuation Committee, and under the general oversight of the Board. The Pricing Committee employs various methods to determine fair valuations, including a regular review of key inputs

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

and assumptions and review of any related market activity. The Pricing Committee reports to the Board at its regularly scheduled meetings. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Company’s fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon the sale of such investment. The Advisor, as part of the daily process, conducts back-testing of prices based on daily trade activities.

The Pricing Committee consists of the Company’s President, General Counsel, Chief Compliance Officer, Treasurer, Assistant Treasurer, Secretary, and a representative from the portfolio management team, as well as alternate members as the Board may from time to time designate. The Pricing Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general. The Board’s Valuation Committee consists of the Company’s President and three independent Directors.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

TCW Funds, Inc.

October 31, 2017

Note 2 — Significant Accounting Policies (Continued)

For the year ended October 31, 2017, the following Funds had derivatives and transactions in derivatives, grouped in the following risk categories (amounts in thousands except Notional Amounts or shares/Units):

	Commodity Risk	Foreign Currency Risk	Interest Rate Risk	Total
TCW Core Fixed Income Fund
Statement of Asset and Liabilities
Asset Derivatives
Forward Contracts	$—	$1,414	$—	$1,414

Total Value	$—	$1,414	$—	$1,414

Liability Derivatives
Futures Contracts(1)	$—	$—	$(1,238)	$(1,238)

Total Value	$—	$—	$(1,238)	$(1,238)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$—	$(1,236)	$—	$(1,236)
Futures Contracts	—	—	(1,796)	(1,796)
Swaps Contracts	—	—	(4)	(4)

Total Realized Gain (Loss)	$—	$(1,236)	$(1,800)	$(3,036)

Change in Appreciation (Depreciation)
Forward Contracts	$—	$1,414	$—	$1,414
Futures Contracts	—	—	(453)	(453)

Total Change in Appreciation (Depreciation)	$—	$1,414	$(453)	$961

Number of Contracts or Notional Amounts (3)
Forward Currency Contracts	$—	$64,387,311	$—	$64,387,311
Swaps Contracts	$—	$—	$8,850,000	$8,850,000
Futures Contracts	—	—	1,466	1,466
TCW Enhanced Commodity Strategy Fund
Statement of Asset and Liabilities
Asset Derivatives
Swaps Contracts	$13	$—	$—	$13

Total Value	$13	$—	$—	$13

Statement of Operations:
Realized Gain (Loss)
Swaps Contracts	$(9)	$—	$—	$(9)

Total Realized Gain (Loss)	$(9)	$—	$—	$(9)

Change in Appreciation (Depreciation)
Swaps Contracts	$31	$—	$—	$31

Total Change in Appreciation (Depreciation)	$31	$—	$—	$31

Notional Amounts (3)
Swaps Contracts	$1,241,786	$—	$—	$1,241,786

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

	Credit Risk	Foreign Currency Risk	Total
TCW Global Bond Fund
Statement of Asset and Liabilities
Asset Derivatives
Forward Contracts	$—	$6	$6

Total Value	$—	$6	$6

Liability Derivatives
Forward Contracts	$—	$13	$13

Total Value	$—	$13	$13

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$—	$(35)	$(35)

Total Realized Gain (Loss)	$—	$(35)	$(35)

Change in Appreciation (Depreciation)
Forward Contracts	$—	$(5)	$(5)

Total Change in Appreciation (Depreciation)	$—	$(5)	$(5)

Notional Amounts (3)
Forward Currency Contracts	$—	$1,390,010	$1,390,010
TCW High Yield Bond Fund
Statement of Asset and Liabilities
Asset Derivatives
Forward Contracts	$—	$2	$2

Total Value	$—	$2	$2

Liability Derivatives
Swaps Contracts	$(3)	$—	$(3)

Total Value	$(3)	$—	$(3)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$—	$3	$3
Swaps Contracts	(4)	—	(4)

Total Realized Gain (Loss)	$(4)	$3	$(1)

Change in Appreciation (Depreciation)
Swaps Contracts	$— (2)	$—	$— (2)
Forward Contracts	—	2	2

Total Change in Appreciation (Depreciation)	$—	$2	$2

Notional Amounts(3)
Forward Contracts	$—	$237,257	$237,257
Swaps Contracts	$250,000	$—	$250,000

TCW Funds, Inc.

October 31, 2017

Note 2 — Significant Accounting Policies (Continued)

	Foreign Currency Risk	Interest Rate Risk	Total
TCW Total Return Bond Fund
Statement of Asset and Liabilities
Asset Derivatives
Forward Contracts	$8,069	$—	$8,069

Total Value	$8,069	$—	$8,069

Liability Derivatives
Futures Contracts (1)	$—	$(11,287)	$(11,287)

Total Value	$—	$(11,287)	$(11,287)

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$29,111	$—	$29,111
Futures Contracts	—	(18,237)	(18,237)

Total Realized Gain (Loss)	$29,111	$(18,237)	$10,874

Change in Appreciation (Depreciation)
Forward Contracts	$2,436	$—	$2,436
Futures Contracts	—	(4,102)	(4,102)

Total Change in Appreciation (Depreciation)	$2,436	$(4,102)	$(1,666)

Number of Contracts or Notional Amounts (3)
Forward Currency Contracts	$409,013,421	$—	$409,013,421
Futures Contracts	—	11,086	11,086

(1)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only variation margin on October 31, 2017 is reported within the Statement of Assets and Liabilities.
(2)	Amount rounds to less than 1.
(3)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended October 31, 2017.

Counterparty Credit Risk:     Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds. In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets declines by a stated percentage or a Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that the Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB ASU No. 2013-01, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

The following table presents the Funds’ OTC derivatives assets and liabilities by counterparty net of amounts available for offset under an ISDA Master Agreement or Master Repurchase Agreement (“MRA”) and net of the related collateral received by the Funds as of October 31, 2017 (in thousands):

TCW Core Fixed Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Bank of America N.A. (Derivatives)	$1,008	$—	$1,008	$(1,008	) (2)	$—
Goldman Sachs & Co. (Derivatives)	406	—	406	(330)		76

Total	$1,414	$—	$1,414	$(1,338)		$76

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount does not include excess collateral pledged or received.

TCW Funds, Inc.

October 31, 2017

Note 2 — Significant Accounting Policies (Continued)

TCW Enhanced Commodity Strategy Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Credit Suisse First Boston Corp. (Derivatives)	$13	$—	$13	$—	$13

Total	$13	$—	$13	$—	$13

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW Global Bond Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Barclays Capital (Derivatives)	$6	$(13)	$(7)	$—	$(7)

Total	$6	$(13)	$(7)	$—	$(7)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW High Yield Bond Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Goldman Sachs International (Derivatives)	$2	$(3)	$(1)	$—	$(1)

Total	$2	$(3)	$(1)	$—	$(1)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

TCW Total Return Bond Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Goldman Sachs International (Derivatives)	$8,069	$—	$8,069	$(6,870	) (2)	$1,199

Total	$8,069	$—	$8,069	$(6,870	) (2)	$1,199

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount does not include excess collateral pledged or received.

Forward Foreign Currency Contracts:     The Funds enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked to market daily and the change in market value is recorded by the Funds as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. The TCW Core Fixed Income Fund, the TCW Global Bond Fund, the TCW High Yield Bond Fund and the TCW Total Return Bond Fund entered into forward

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

foreign currency contracts during the year to hedge against the foreign currency exposure within the Funds. Outstanding foreign currency forward contracts at October 31, 2017 are disclosed in the Schedule of Investments.

Futures Contracts:    The Funds may enter into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by a Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The TCW Core Fixed Income Fund and the TCW Total Return Bond Fund utilized futures during the fiscal year to help manage interest rate duration of those Funds. Futures contracts outstanding at October 31, 2017 are listed on the Schedule of Investments.

Options:    The Funds purchase and sell put and call options on an index of securities to enhance investment performance and to protect against changes in market prices. The Funds may also enter into currency options to hedge against currency fluctuations.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the strike price at any time before the expiration date. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may purchase put options to protect portfolio holdings against a decline in market value of a security or securities held by it. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. If a Fund holds the security underlying the option, the option premium and any transaction costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option. A Fund may purchase call options to hedge against an increase in the price of securities that the Fund ultimately wants to buy. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit a Fund might have realized had it bought the underlying security at the time it purchased the call option.

TCW Funds, Inc.

October 31, 2017

Note 2 — Significant Accounting Policies (Continued)

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expire are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

The Funds may purchase or write (sell) put and call swaptions. Swaption contracts give the purchaser the right (or option), but not the obligation, to enter into a new swap agreement, or to shorten, extend, cancel or modify an existing swap agreement, on a future date on specified terms. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the year ended October 31, 2017, the Funds have not purchased or written any options.

Swap Agreements.    The Funds may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so called market access transactions).

Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline (or amortize) over time. A Fund’s maximum risk of loss from counterparty default is the discounted NAV of the cash flows paid to the counterparty over the interest rate swap’s remaining life.

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds (or other obligations of the reference entity with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap agreement.

TCW Funds, Inc.

October 31, 2017

Note 2 — Significant Accounting Policies (Continued)

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. During the year ended October 31, 2017, the TCW Core Fixed Income Fund utilized interest rate swap to manage interest rate exposure, the TCW High Yield Bond Fund utilized credit default swaps to manage credit market exposure; and the TCW Enhanced Commodity Strategy Fund used total return swap agreements to gain exposure to the commodity market.

Mortgage-Backed Securities:    The Funds may invest in MBS which represent interests in pools of mortgages in which payments of both principal and interest on the securities are generally made monthly, in effect “passing through” monthly payments made by borrowers on the residential or commercial mortgage loans which underlie the securities (net of any fees paid to the issuer or guarantor of the securities). Mortgage pass-through securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. The Funds may also invest in Collateralized Mortgage Obligations (“CMOs”). CMOs are debt obligations collateralized by residential or commercial mortgage loans or residential or commercial mortgage pass-through securities. Interest and principal are generally paid monthly. CMOs may be collateralized by whole mortgage loans or private mortgage pass-through securities but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by Ginnie Mae, Freddie Mac or Fannie Mae. The issuer of a series of CMOs may elect to be treated for tax purposes as a Real Estate Mortgage Investment Conduit. CMOs are structured into multiple classes, each bearing a different stated maturity. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes usually receive principal only after shorter classes have been retired. An investor may be partially protected against a sooner than desired return of principal because of the sequential payments. These Funds may invest in stripped MBS. Stripped MBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. In certain cases, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on IOs is sensitive to the rate of principal repayments (including prepayments) on the related underlying mortgage assets, and principal payments may have a material effect on yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs.

Inflation-Indexed Bonds:    The Funds may invest in inflation-indexed bonds, which are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income.

Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short term increases in inflation may lead to declines in values. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

When-Issued, Delayed-Delivery, To be Announced (“TBA”) and Forward Commitment Transactions:    The Funds may enter into when-issued, delayed-delivery, TBA or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of the Funds’ existing portfolios. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, TBA or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market movement. In addition, because a Fund is not required to pay for when-issued, delayed-delivery, TBA or forward commitment securities until the delivery date, they may result in a form of leverage to the extent a Fund does not set aside liquid assets to cover the commitment. To guard against the deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Dollar Roll Transactions:    The Funds may enter into dollar roll transactions with financial institutions to take advantage of opportunities in the MBS market. A dollar roll transaction involves a simultaneous sale of securities by a Fund with an agreement to repurchase substantially similar securities at an agreed upon price and date, but generally will be collateralized at time of delivery by different pools of mortgages with different prepayment histories than those securities sold. These transactions are accounted for as financing transactions as opposed to sales and purchases. The differential between the sale price and the repurchase price is recorded as deferred income and recognized between the settlement dates of the sale and repurchase. During the period between the sale and repurchase, a Fund will not be entitled to receive interest and principal payments on the securities sold. Dollar roll transactions involve risk that the market value of the security sold by a Fund may decline below the repurchase price of the security and the potential inability of counter parties to complete the transaction. There were no such transactions by the Funds for the year ended October 31, 2017.

TCW Funds, Inc.

October 31, 2017

Note 2 — Significant Accounting Policies (Continued)

Repurchase Agreements:    The Funds may enter into repurchase agreements, under the terms of a MRA. The MRA permits a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund recognizes a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2017.

Reverse Repurchase Agreements:    The Funds may enter into reverse repurchase agreements. Under a reverse repurchase agreement, a Fund sells portfolio assets subject to an agreement by the Fund to repurchase the same assets at an agreed upon price and date. The Funds may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. During the term of the reverse repurchase agreement, the Funds continue to receive the principal and interest payments on the securities sold. There were no reverse repurchase agreements outstanding during the year ended October 31, 2017.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. Government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2017.

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the classes of shares of a Fund based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Enhanced Commodity Strategy Fund declares and pays, or reinvests, dividends from net investment income quarterly. The other Fixed Income Funds declare and pay, or reinvest, dividends from net investment income monthly. Any net long-term and net short-term capital gains earned by a Fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss).

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in subsequent periods. Any taxable income or capital gain remaining at fiscal year-end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Mortgage-Backed and Other Asset-Backed Securities Risk:    Each Fund may invest in mortgage-backed or other asset-backed securities. The values of some mortgage-backed or other asset-backed securities may expose a Fund to a lower rate of return upon reinvestment of principal. When interest rates rise, the value of mortgage-related securities generally will decline; however, when interest rates are declining, the value of mortgage related-securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may shorten or extend the effective maturity of the security beyond what was anticipated at the time of purchase. If an unanticipated rate of prepayment on underlying mortgages increases the effective maturity of a mortgage-related security, the volatility of the security can be expected to increase. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategies, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will achieve their objective through the use of the derivatives.

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which a Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities,

TCW Funds, Inc.

October 31, 2017

Note 3 — Risk Considerations (Continued)

particularly in deteriorating economic conditions. The value of some mortgage-related securities in which the Funds invest also may fall because of unanticipated levels of principal prepayments that can occur when interest rates decline. Certain Funds invest a material portion of their assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults. Continuing shifts in the market’s perception of credit quality on securities backed by commercial and residential mortgage loans and other financial assets may result in increased volatility of market price and periods of illiquidity that can negatively impact the valuation of certain issuers held by the Funds.

MBS and ABS are characterized and classified in a variety of different ways. These classifications include a view of the securities’ cash flow structure (pass through, sequential pay, prepayment-protected, interest only, principal-only, etc.), the security of the claim on the underlying assets (senior, mezzanine and subordinated), as well as types of underlying collateral (prime conforming loans, prime non-conforming loans, Alt-A loans, subprime loans, commercial loans, etc.). In many cases, the classification incorporates a degree of subjectivity: a particular loan might be categorized as “prime” by the underwriting standards of one mortgage issuer while another might classify the loan as “subprime.” In addition to other functions, the risk associated with an investment in a mortgage loan must take into account the nature of the collateral, the form and the level of credit enhancement, the vintage of the loan, the geography of the loan, the purpose of the loan (refinance versus purchase versus equity takeout), the borrower’s credit quality (e.g., FICO score), and whether the loan is a first trust deed or a second lien.

Counterparty Risk:    The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Funds’ Statements of Assets and Liabilities.

Commodities Risk:    The TCW Enhanced Commodity Strategy Fund has exposure to commodity markets through its investments in total return swap agreements. Therefore, the price of its shares is affected by factors particular to the commodity markets and may decline and fluctuate more than the price of shares of a fund with a broader range of investments. Commodity prices can be extremely volatile and are affected by many factors, including changes in overall market movements, real or perceived inflationary trends, commodity index volatility, changes in interest rates or currency exchange rates, population growth and changing demographics, nationalization, expropriation, or other confiscation, international regulatory, political and economic developments (e.g., regime changes and changes in economic activity levels), and developments affecting a particular industry or commodity, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand and tariffs.

Foreign Currency Risk:    The Funds may be exposed to the risk that the value of the Funds’ investments denominated in foreign currencies will decline in value because the foreign currency has declined in value relative to the U.S. dollar.

Foreign Investing Risk:    The Funds may be exposed to the risk that the Funds’ share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Risk Considerations (Continued)

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling the customer service.

Note 4 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

At October 31, 2017, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Core Fixed Income Fund	$5,191	$—	$5,191
TCW Enhanced Commodity Strategy Fund	2	—	2
TCW Global Bond Fund	65	17	82
TCW High Yield Bond Fund	139	—	139
TCW Short Term Bond Fund	47	—	47
TCW Total Return Bond Fund	66,234	—	66,234

At the end of the previous fiscal year ended October 31, 2016, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Core Fixed Income Fund	$20,035	$3,498	$23,533
TCW Enhanced Commodity Strategy Fund	1	12	13
TCW Global Bond Fund	149	3	152
TCW High Yield Bond Fund	187	—	187
TCW Short Term Bond Fund	35	—	35
TCW Total Return Bond Fund	167,057	31,547	198,604

Permanent differences incurred during the year ended October 31, 2017, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the net asset value per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Core Fixed Income Fund	$701	$(701)	$—
TCW Enhanced Commodity Strategy Fund	21	1,730	(1,751)
TCW Global Bond Fund	(2)	2	—	(1)
TCW High Yield Bond Fund	124	(124)	—	(1)
TCW Short Term Bond Fund	56	(56)	—
TCW Total Return Bond Fund	3,297	(3,297)	—	(1)

(1)	This amount rounds to less than $1.

TCW Funds, Inc.

October 31, 2017

Note 4 — Federal Income Taxes (Continued)

During the year ended October 31, 2017, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Core Fixed Income Fund	$51,602	$3,495	$55,097
TCW Enhanced Commodity Strategy Fund	28	12	40
TCW Global Bond Fund	377	3	380
TCW High Yield Bond Fund	1,065	—	1,065
TCW Short Term Bond Fund	143	—	143
TCW Total Return Bond Fund	355,061	31,531	386,592

During the previous fiscal year ended October 31, 2016, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Core Fixed Income Fund	$43,487	$1,051	$44,538
TCW Enhanced Commodity Strategy Fund	24	—	24
TCW Global Bond Fund	428	146	574
TCW High Yield Bond Fund	1,189	—	1,189
TCW Short Term Bond Fund	58	—	58
TCW Total Return Bond Fund	271,922	23,092	295,014

At October 31, 2017, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Core Fixed Income Fund	$17,935	$(11,209)	$6,726	$1,855,597
TCW Enhanced Commodity Strategy Fund	47	—	47	1,170
TCW Global Bond Fund	461	(756)	(295)	16,962
TCW High Yield Bond Fund	503	(322)	181	21,024
TCW Short Term Bond Fund	—	(66)	(66)	8,102
TCW Total Return Bond Fund	402,285	(120,946)	281,339	9,562,422

At October 31, 2017, the following Funds had net realized loss carryforwards for federal income tax purposes (amounts in thousands):

			No Expiration (2)
	Expiring In 2018 (1)	Expiring In 2019 (1)	Short-Term Capital Losses		Long-Term Capital Losses		Total
TCW Core Fixed Income Fund	$—	$—	$16,237		$—		$16,237
TCW Enhanced Commodity Strategy Fund	$—	$—	$—	(3)	$—	(3)	$—	(3)
TCW High Yield Bond Fund	$—	$—	$218		$460		$678
TCW Short Term Bond Fund	$7,023	$111	$110		$139		$249
TCW Total Return Bond Fund	$—	$—	$173,692		$—		$173,692

(1)	Losses incurred prior to December 22, 2010.
(2)	Losses incurred after December 22, 2010.
(3)	Amount rounds to less than $1.

The Funds did not have any unrecognized tax benefits at October 31, 2017, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2017. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 5 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily NAV:

TCW Core Fixed Income Fund	0.40%
TCW Enhanced Commodity Strategy Fund	0.50%
TCW Global Bond Fund	0.55%
TCW High Yield Bond Fund	0.45%
TCW Short Term Bond Fund	0.35%
TCW Total Return Bond Fund	0.50%

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets.

TCW Core Fixed Income Fund
I Class	0.49	% (1)
N Class	0.74	% (2)
TCW Enhanced Commodity Strategy Fund
I Class	0.70	% (1)
N Class	0.75	% (1)
TCW Global Bond Fund
I Class	1.04	% (1)
N Class	1.04	% (1)
TCW High Yield Bond Fund
I Class	0.55	% (1)
N Class	0.80	% (1)
TCW Short Term Bond Fund
I Class	0.44	% (1)
TCW Total Return Bond Fund
I Class	0.49	% (1)
N Class	0.79	% (1)

(1)	These limitations are based on an agreement between the Advisor and Company.
(2)	Limitation based on average expense ratio as reported by Lipper, Inc. which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2017. This limitation is voluntary and terminable on a six months notice.

The amount borne by the Advisor during the fiscal year when the operating expenses of a Fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can recapture expenses only within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which are shown on the Statement of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within directors’ fees and expenses in the Statements of Assets and Liabilities.

Note 6 — Distribution Plan

TCW Funds Distributors LLC (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

TCW Funds, Inc.

October 31, 2017

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2017 were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Core Fixed Income Fund	$257,942	$285,126	$4,737,445	$4,851,704
TCW Enhanced Commodity Strategy Fund	—	106	—	—
TCW Global Bond Fund	2,145	2,529	11,770	11,832
TCW High Yield Bond Fund	37,873	44,112	—	—
TCW Short Term Bond Fund	1,445	1,142	6,827	6,932
TCW Total Return Bond Fund (1)	44,469	760,341	26,300,051	26,971,130

(1)	Sales include the Fund’s sale of certain securities to affiliated investment accounts for a total of $118,203 (amount in thousands) in accordance with the provisions set forth in Section 17(a)-7 of the 1940 Act.

Note 8 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Core Fixed Income Fund	Year Ended October 31, 2017		Year Ended October 31, 2016
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	52,501,918	$575,707	57,678,268	$646,593
Shares Issued upon Reinvestment of Dividends	3,503,848	38,366	2,643,314	29,401
Shares Redeemed	(56,484,294)	(622,196)	(33,895,565)	(380,666)

Net Increase (Decrease)	(478,528)	$(8,123)	26,426,017	$295,328

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	4,750,936	$52,020	8,762,584	$97,810
Shares Issued upon Reinvestment of Dividends	862,922	9,415	890,126	9,853
Shares Redeemed	(16,351,869)	(179,230)	(15,083,249)	(168,651)

Net Decrease	(10,738,011)	$(117,795)	(5,430,539)	$(60,988)

TCW Enhanced Commodity Strategy Fund	Year Ended October 31, 2017		Year Ended October 31, 2016
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	—	$—	96,339	$500
Shares Issued upon Reinvestment of Dividends	4,713	24	2,698	13
Shares Redeemed	—	—	(230,448)	(1,195)

Net Increase (Decrease)	4,713	$24	(131,411)	$(682)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	—	$—	96,154	$500
Shares Issued upon Reinvestment of Dividends	3,215	17	2,192	11
Shares Redeemed	—	—	(219,349)	(1,140)

Net Increase (Decrease)	3,215	$17	(121,003)	$(629)

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Global Bond Fund	Year Ended October 31, 2017		Year Ended October 31, 2016
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	3,718	$36	876,674	$8,801
Shares Issued upon Reinvestment of Dividends	21,732	208	30,509	299
Shares Redeemed	(7,681)	(74)	(830,998)	(8,343)

Net Increase	17,769	$170	76,185	$757

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	125	$1	21,917	$215
Shares Issued upon Reinvestment of Dividends	19,117	184	27,807	272
Shares Redeemed	(164)	(1)	(28,373)	(286)

Net Increase	19,078	$184	21,351	$201

TCW High Yield Bond Fund	Year Ended October 31, 2017		Year Ended October 31, 2016
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	658,272	$4,135	4,266,185	$25,648
Shares Issued upon Reinvestment of Dividends	92,725	584	104,658	642
Shares Redeemed	(1,775,760)	(11,168)	(4,485,794)	(27,208)

Net Decrease	(1,024,763)	$(6,449)	(114,951)	$(918)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	1,291,908	$8,204	3,341,838	$20,346
Shares Issued upon Reinvestment of Dividends	42,606	270	46,466	287
Shares Redeemed	(1,452,775)	(9,243)	(4,744,767)	(29,004)

Net Decrease	(118,261)	$(769)	(1,356,463)	$(8,371)

TCW Short Term Bond Fund	Year Ended October 31, 2017		Year Ended October 31, 2016
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	375,030	$3,259	274,893	$2,390
Shares Issued upon Reinvestment of Dividends	14,015	121	5,124	45
Shares Redeemed	(351,690)	(3,050)	(501,979)	(4,361)

Net Increase (Decrease)	37,355	$330	(221,962)	$(1,926)

TCW Total Return Bond Fund	Year Ended October 31, 2017		Year Ended October 31, 2016
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	273,529,025	$2,724,778	357,901,258	$3,692,928
Shares Issued upon Reinvestment of Dividends	18,402,930	182,908	13,961,930	143,503
Shares Redeemed	(358,584,609)	(3,579,328)	(212,039,701)	(2,191,440)

Net Increase (Decrease)	(66,652,654)	$(671,642)	159,823,487	$1,644,991

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	36,575,671	$376,747	99,640,430	$1,060,476
Shares Issued upon Reinvestment of Dividends	8,106,956	83,082	6,253,093	66,269
Shares Redeemed	(119,207,888)	(1,227,218)	(72,842,852)	(775,953)

Net Increase (Decrease)	(74,525,261)	$(767,389)	33,050,671	$350,792

TCW Funds, Inc.

October 31, 2017

Note 9 — Affiliate Ownership

As of October 31, 2017, affiliates of the Funds and Advisor own 99.8%, and 97.3% of the NAV of TCW Enhanced Commodity Strategy Fund and the TCW Global Bond Fund, respectively.

Note 10 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Restricted securities outstanding at October 31, 2017 are listed below:

Issuer Description	Acquisition Date	Acquisition Cost	Aggregate Value	Percentage of Net Assets
TCW Core Fixed Income Fund
Alta Wind Holdings LLC, (144A), 7%, due 06/30/35	7/14/10	$1,103,113	$1,229,012	0.07%

TCW Enhanced Commodity Strategy Fund
LB-UBS Commercial Mortgage Trust (06-C6 XCL), (144A), 0.573%, due 09/15/39	7/15/16	$2,958	$10,660	0.84%

TCW Global Bond Fund
Bank of America-First Union NB Commercial Mortgage (01-3-XC), (144A), 1.438%, due 04/11/37	3/26/15	$0	$1,386	0.01%
Morgan Stanley Capital I Trust (99-RM1-X), (144A), 0.896%, due 12/15/31	3/26/15	0	440	0.00%

		$0	$1,826	0.01%

Note 11 — Committed Line of Credit

The Company has entered into a $100,000,000 committed revolving line of credit agreement with the State Street Bank and Trust Company (the “Bank”) for temporary borrowing purposes with an expiration date of December 29, 2017. The interest rate on borrowing is the higher of the federal funds rate or the overnight LIBOR rate, plus 1.25%. There were no borrowings from the line of credit as of or during the year ended October 31, 2017. The Funds pay the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the statements of operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

Note 12 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by any

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 12 — Indemnifications (Continued)

Director in any proceeding arising out of or in connection with the Director’s services to the Company, to the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

TCW Core Fixed Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$11.28	$11.14	$11.22	$10.97	$11.34

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.22	0.19	0.18	0.21	0.21
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)	0.24	(0.04)	0.24	(0.27)

Total from Investment Operations	0.07	0.43	0.14	0.45	(0.06)

Less Distributions:
Distributions from Net Investment Income	(0.23)	(0.19)	(0.19)	(0.20)	(0.20)
Distributions from Net Realized Gain	(0.13)	(0.10)	(0.03)	—	(0.11)

Total Distributions	(0.36)	(0.29)	(0.22)	(0.20)	(0.31)

Net Asset Value per Share, End of Year	$10.99	$11.28	$11.14	$11.22	$10.97

Total Return	0.68%	3.97%	1.25%	4.14%	(0.49)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,379,196	$1,421,267	$1,109,630	$646,372	$589,911
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.51%	0.51%	0.50%	0.49%	0.48%
After Expense Reimbursement	0.49%	0.49%	0.49%	0.47%	0.44%
Ratio of Net Investment Income to Average Net Assets	1.96%	1.70%	1.57%	1.92%	1.89%
Portfolio Turnover Rate	287.39%	283.38%	332.85%	249.94%	197.42%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Core Fixed Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2017	2016	2015		2014	2013
Net Asset Value per Share, Beginning of Year	$11.25	$11.12	$11.20		$10.97	$11.34

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.19	0.16	0.14		0.18	0.17
Net Realized and Unrealized Gain (Loss) on Investments	(0.15)	0.24	(0.03)		0.22	(0.25)

Total from Investment Operations	0.04	0.40	0.11		0.40	(0.08)

Less Distributions:
Distributions from Net Investment Income	(0.20)	(0.17)	(0.16)		(0.17)	(0.18)
Distributions from Net Realized Gain	(0.13)	(0.10)	(0.03)		—	(0.11)

Total Distributions	(0.33)	(0.27)	(0.19)		(0.17)	(0.29)

Net Asset Value per Share, End of Year	$10.96	$11.25	$11.12		$11.20	$10.97

Total Return	0.41%	3.66%	1.00%		3.68%	(0.74)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$356,930	$487,223	$542,103		$608,129	$698,223
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.79%	0.79%	0.79%		0.80%	0.77%
After Expense Reimbursement	0.75%	0.77%	0.79	% (2)	N/A	0.77	% (2)
Ratio of Net Investment Income to Average Net Assets	1.69%	1.41%	1.25%		1.59%	1.56%
Portfolio Turnover Rate	287.39%	283.38%	332.85%		249.94%	197.42%

(1)	Computed using average shares outstanding throughout the period.
(2)	Reimbursement is less than 0.01%.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Financial Highlights — I Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$5.15	$5.30	$7.18	$7.61	$8.58

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.12	0.04	0.05	0.10	0.16
Net Realized and Unrealized Gain (Loss) on Investments	0.10	(0.14)	(1.87)	(0.39)	(0.92)

Total from Investment Operations	0.22	(0.10)	(1.82)	(0.29)	(0.76)

Less Distributions:
Distributions from Net Investment Income	(0.11)	(0.05)	(0.06)	(0.11)	(0.16)
Distributions from Net Realized Gain	(0.06)	—	—	(0.03)	(0.05)

Total Distributions	(0.17)	(0.05)	(0.06)	(0.14)	(0.21)

Net Asset Value per Share, End of Year	$5.20	$5.15	$5.30	$7.18	$7.61

Total Return	4.55%	(1.83)%	(25.47)%	(3.90)%	(9.05)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$758	$725	$1,443	$1,934	$2,013
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	16.65%	9.74%	7.82%	5.90%	5.67%
After Expense Reimbursement	0.70%	0.70%	0.70%	0.70%	0.70%
Ratio of Net Investment Income to Average Net Assets	2.31%	0.88%	0.88%	1.30%	2.01%
Portfolio Turnover Rate	0.00%	2.44%	10.68%	4.13%	54.20%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Enhanced Commodity Strategy Fund

Financial Highlights — N Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$5.15	$5.31	$7.18	$7.61	$8.58

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.12	0.04	0.05	0.10	0.16
Net Realized and Unrealized Gain (Loss) on Investments	0.11	(0.15)	(1.86)	(0.39)	(0.92)

Total from Investment Operations	0.23	(0.11)	(1.81)	(0.29)	(0.76)

Less Distributions:
Distributions from Net Investment Income	(0.11)	(0.05)	(0.06)	(0.11)	(0.16)
Distributions from Net Realized Gain	(0.06)	—	—	(0.03)	(0.05)

Total Distributions	(0.17)	(0.05)	(0.06)	(0.14)	(0.21)

Net Asset Value per Share, End of Year	$5.21	$5.15	$5.31	$7.18	$7.61

Total Return	4.55%	(2.03)%	(25.36)%	(3.92)%	(9.05)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$517	$496	$1,153	$1,546	$1,609
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	18.01%	10.21%	8.32%	6.45%	6.14%
After Expense Reimbursement	0.75%	0.75%	0.75%	0.73%	0.70%
Ratio of Net Investment Income to Average Net Assets	2.26%	0.83%	0.83%	1.27%	2.01%
Portfolio Turnover Rate	0.00%	2.44%	10.68%	4.13%	54.20%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Global Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$9.88	$9.85	$10.26	$10.45	$10.97

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.17	0.20	0.19	0.22	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)	0.19	(0.49)	(0.20)	(0.40)

Total from Investment Operations	0.10	0.39	(0.30)	0.02	(0.05)

Less Distributions:
Distributions from Net Investment Income	(0.16)	(0.22)	(0.09)	(0.13)	(0.16)
Distributions from Net Realized Gain	(0.07)	(0.14)	(0.02)	(0.08)	(0.31)

Total Distributions	(0.23)	(0.36)	(0.11)	(0.21)	(0.47)

Net Asset Value per Share, End of Year	$9.75	$9.88	$9.85	$10.26	$10.45

Total Return	1.07%	4.03%	(2.96)%	0.21%	(0.46)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$8,714	$8,648	$7,878	$8,138	$11,170
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.60%	1.48%	1.37%	1.39%	1.38%
After Expense Reimbursement	1.04%	1.05%	1.08%	1.12%	1.14%
Ratio of Net Investment Income to Average Net Assets	1.75%	2.02%	1.92%	2.11%	3.31%
Portfolio Turnover Rate	90.08%	116.87%	147.16%	125.54%	135.67%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Global Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$9.88	$9.85	$10.26	$10.45	$10.97

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.17	0.20	0.19	0.22	0.35
Net Realized and Unrealized Gain (Loss) on Investments	(0.07)	0.19	(0.49)	(0.20)	(0.40)

Total from Investment Operations	0.10	0.39	(0.30)	0.02	(0.05)

Less Distributions:
Distributions from Net Investment Income	(0.16)	(0.22)	(0.09)	(0.13)	(0.16)
Distributions from Net Realized Gain	(0.07)	(0.14)	(0.02)	(0.08)	(0.31)

Total Distributions	(0.23)	(0.36)	(0.11)	(0.21)	(0.47)

Net Asset Value per Share, End of Year	$9.75	$9.88	$9.85	$10.26	$10.45

Total Return	1.07%	4.03%	(2.96)%	0.21%	(0.46)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$7,679	$7,586	$7,358	$7,565	$11,746
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.89%	1.76%	1.64%	1.67%	1.62%
After Expense Reimbursement	1.04%	1.05%	1.08%	1.12%	1.14%
Ratio of Net Investment Income to Average Net Assets	1.75%	2.02%	1.92%	2.12%	3.30%
Portfolio Turnover Rate	90.08%	116.87%	147.16%	125.54%	135.67%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$6.23	$6.18	$6.35	$6.33	$6.30

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.24	0.24	0.26	0.29	0.33
Net Realized and Unrealized Gain (Loss) on Investments	0.18	0.06	(0.15)	0.04	0.06

Total from Investment Operations	0.42	0.30	0.11	0.33	0.39

Less Distributions:
Distributions from Net Investment Income	(0.28)	(0.25)	(0.28)	(0.31)	(0.36)

Net Asset Value per Share, End of Year	$6.37	$6.23	$6.18	$6.35	$6.33

Total Return	6.80%	5.06%	1.74%	5.25%	6.44%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$14,195	$20,265	$20,791	$20,649	$26,102
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.22%	1.03%	1.03%	0.90%	1.00%
After Expense Reimbursement	0.55%	0.55%	0.55%	0.53%	0.63%
Ratio of Net Investment Income to Average Net Assets	3.85%	3.88%	4.11%	4.60%	5.14%
Portfolio Turnover Rate	179.87%	244.36%	195.97%	145.14%	114.95%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW High Yield Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$6.28	$6.23	$6.41	$6.37	$6.35

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.23	0.22	0.25	0.28	0.32
Net Realized and Unrealized Gain (Loss) on Investments	0.18	0.07	(0.17)	0.05	0.06

Total from Investment Operations	0.41	0.29	0.08	0.33	0.38

Less Distributions:
Distributions from Net Investment Income	(0.27)	(0.24)	(0.26)	(0.29)	(0.36)

Net Asset Value per Share, End of Year	$6.42	$6.28	$6.23	$6.41	$6.37

Total Return	6.59%	4.82%	1.34%	5.24%	6.12%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$6,934	$7,526	$15,910	$12,555	$14,620
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.65%	1.40%	1.38%	1.39%	1.34%
After Expense Reimbursement	0.80%	0.80%	0.80%	0.78%	0.83%
Ratio of Net Investment Income to Average Net Assets	3.60%	3.64%	3.87%	4.30%	4.96%
Portfolio Turnover Rate	179.87%	244.36%	195.97%	145.14%	114.95%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Short Term Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$8.70	$8.69	$8.75	$8.80	$8.85

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.08	0.05	0.05	0.06	0.09
Net Realized and Unrealized Gain (Loss) on Investments	(0.01)	0.02	(0.03)	0.00 (2)	(0.03)

Total from Investment Operations	0.07	0.07	0.02	0.06	0.06

Less Distributions:
Distributions from Net Investment Income	(0.15)	(0.06)	(0.08)	(0.11)	(0.11)

Net Asset Value per Share, End of Year	$8.62	$8.70	$8.69	$8.75	$8.80

Total Return	0.75%	0.84%	0.25%	0.65%	0.67%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$7,951	$7,698	$9,614	$21,080	$15,202
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.65%	2.46%	1.57%	1.23%	1.33%
After Expense Reimbursement	0.44%	0.44%	0.44%	0.44%	0.44%
Ratio of Net Investment Income to Average Net Assets	0.96%	0.58%	0.53%	0.70%	1.01%
Portfolio Turnover Rate	131.31%	46.36%	8.51%	67.27%	71.48%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Financial Highlights — I Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$10.33	$10.28	$10.31	$10.13	$10.27

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.27	0.26	0.25	0.27	0.27
Net Realized and Unrealized Gain (Loss) on Investments	(0.20)	0.11	(0.02)	0.18	0.06

Total from Investment Operations	0.07	0.37	0.23	0.45	0.33

Less Distributions:
Distributions from Net Investment Income	(0.26)	(0.25)	(0.22)	(0.27)	(0.33)
Distributions from Net Realized Gain	(0.16)	(0.07)	(0.04)	—	—
Distributions from Return of Capital	—	—	—	—	(0.14)

Total Distributions	(0.42)	(0.32)	(0.26)	(0.27)	(0.47)

Net Asset Value per Share, End of Year	$9.98	$10.33	$10.28	$10.31	$10.13

Total Return	0.72%	3.63%	2.24%	4.49%	3.26%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$7,103,832	$8,042,194	$6,360,295	$6,129,426	$5,085,781
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.61%	0.60%	0.60%	0.59%	0.57%
After Expense Reimbursement	0.49%	0.49%	0.49%	0.47%	0.44%
Ratio of Net Investment Income to Average Net Assets	2.73%	2.55%	2.46%	2.65%	2.60%
Portfolio Turnover Rate	287.55%	318.48%	287.85%	201.30%	190.79%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Total Return Bond Fund

Financial Highlights — N Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$10.65	$10.60	$10.64	$10.45	$10.61

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.25	0.24	0.23	0.25	0.24
Net Realized and Unrealized Gain (Loss) on Investments	(0.21)	0.11	(0.04)	0.19	0.07

Total from Investment Operations	0.04	0.35	0.19	0.44	0.31

Less Distributions:
Distributions from Net Investment Income	(0.24)	(0.23)	(0.19)	(0.25)	(0.33)
Distributions from Net Realized Gain	(0.16)	(0.07)	(0.04)	—	—
Distributions from Return of Capital	—	—	—	—	(0.14)

Total Distributions	(0.40)	(0.30)	(0.23)	(0.25)	(0.47)

Net Asset Value per Share, End of Year	$10.29	$10.65	$10.60	$10.64	$10.45

Total Return	0.41%	3.35%	1.83%	4.24%	2.96%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,902,308	$2,762,803	$2,399,850	$2,177,160	$2,492,073
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	0.88%	0.87%	0.88%	0.87%	0.83%
After Expense Reimbursement	0.79%	0.79%	0.79%	0.77%	0.73%
Ratio of Net Investment Income to Average Net Assets	2.42%	2.25%	2.17%	2.36%	2.31%
Portfolio Turnover Rate	287.55%	318.48%	287.85%	201.30%	190.79%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

TCW Funds, Inc. Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statement of assets and liabilities, including the consolidated schedule of investments, of TCW Enhanced Commodity Strategy Fund (collectively, the “TCW Fixed Income Funds”) (six of twenty-one funds comprising the TCW Funds, Inc.) as of October 31, 2017, and the related statements of operations for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the related consolidated statement of operations for TCW Enhanced Commodity Strategy Fund for the year then ended, the statements of changes in net assets for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated statement of changes in net assets for TCW Enhanced Commodity Strategy Fund for each of the two years in the period then ended, and the financial highlights for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial highlights for TCW Enhanced Commodity Strategy Fund for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the TCW Fixed Income Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW Fixed Income Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW Fixed Income Funds’ internal control over financial reporting . Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights for TCW Core Fixed Income Fund, TCW Global Bond Fund, TCW High Yield Bond Fund, TCW Short Term Bond Fund, and TCW Total Return Bond Fund and the consolidated financial statements and consolidated financial highlights for TCW Enhanced Commodity Strategy Fund referred to above present fairly, in all material respects, the financial position of each of the respective TCW Fixed Income Funds as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

December 20, 2017

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017 (184 days).

Actual Expenses    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2017 to October 31, 2017)
TCW Core Fixed Income Fund
I Class Shares
Actual	$1,000.00	$1,013.30	0.49%	$2.49
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49%	2.50

N Class Shares
Actual	$1,000.00	$1,011.10	0.75%	$3.80
Hypothetical (5% return before expenses)	1,000.00	1,021.43	0.75%	3.82

TCW Enhanced Commodity Strategy Fund
I Class Shares
Actual	$1,000.00	$1,038.50	0.70%	$3.60
Hypothetical (5% return before expenses)	1,000.00	1,021.68	0.70%	3.57

N Class Shares
Actual	$1,000.00	$1,038.50	0.75%	$3.85
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.75%	3.82

TCW Global Bond Fund
I Class Shares
Actual	$1,000.00	$1,024.20	1.03%	$5.26
Hypothetical (5% return before expenses)	1,000.00	1,020.01	1.03%	5.24

N Class Shares
Actual	$1,000.00	$1,024.20	1.03%	$5.26
Hypothetical (5% return before expenses)	1,000.00	1,020.01	1.03%	5.24

TCW Funds, Inc.

Shareholder Expenses (Unaudited) (Continued)

TCW Funds, Inc.	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2017 to October 31, 2017)
TCW High Yield Bond Fund
I Class Shares
Actual	$1,000.00	$1,028.30	0.55%	$2.81
Hypothetical (5% return before expenses)	1,000.00	1,022.43	0.55%	2.80

N Class Shares
Actual	$1,000.00	$1,028.80	0.80%	$4.09
Hypothetical (5% return before expenses)	1,000.00	1,021.17	0.80%	4.08

TCW Short Term Bond Fund
I Class Shares
Actual	$1,000.00	$1,003.90	0.44%	$2.22
Hypothetical (5% return before expenses)	1,000.00	1,022.99	0.44%	2.24

TCW Total Return Bond Fund
I Class Shares
Actual	$1,000.00	$1,016.30	0.49%	$2.49
Hypothetical (5% return before expenses)	1,000.00	1,022.74	0.49%	2.50

N Class Shares
Actual	$1,000.00	$1,013.94	0.79%	$4.01
Hypothetical (5% return before expenses)	1,000.00	1,021.22	0.79%	4.02

TCW Funds, Inc.

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Trust Company of the West

Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending LLC
Metropolitan West Funds	TCW Direct Lending VII LLC
TCW Alternative Funds

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, and the TCW Alternative Funds, Sepulveda Management LLC and TCW Direct Lending (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

TCW Funds, Inc.

Privacy Policy (Continued)

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

TCW Funds, Inc.

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, TCW Alternative Funds, Sepulveda Management LLC and TCW Direct Lending.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

TCW ALTERNATIVE FUNDS

SEPULVEDA MANAGEMENT LLC

TCW DIRECT LENDING LLC

TCW DIRECT LENDING VII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 |

email: privacy@tcw.com

TCW Funds, Inc.

Renewal of Investment Advisory and Management Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. Unless terminated by either party, the Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Corporation (the “Board”), including the directors who are not “interested persons” of either the Corporation or the Advisor as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Directors”).

On September 18, 2017, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2018 through February 5, 2019. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors met separately by telephone on August 30, 2017, and in person on another occasion, with their independent legal counsel to review and discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Advisor for their consideration. The information, material facts, and conclusions that formed the basis for their recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the Independent Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Funds. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to those of appropriate peer groups of mutual funds. After reviewing this information, the Independent Directors requested additional information from the Advisor, which the Advisor provided and the Directors considered.

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors reviewed advice regarding legal and industry standards provided by their independent legal counsel, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed these matters with their independent legal counsel, who assisted them in their review and consideration of the renewal of the Agreement. The Independent Directors discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Directors did not

TCW Funds, Inc.

identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, extent, and quality of services provided by the Advisor

The Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the growth in assets over the past several years. The Independent Directors considered the ability of the Advisor to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, upgrading resources in the middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, and portfolio accounting. They noted the substantial additional resources made available by TCW, as the parent company of the Advisor. The Independent Directors examined and discussed a detailed description of the extensive supplemental services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Advisor and the Directors. The Advisor explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment performance

The Independent Directors considered the investment results of each Fund in light of its investment objective and principal strategies. They compared each Fund’s total returns with the total returns of other funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2017. The Independent Directors reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with the Advisor.    In reviewing each Fund’s relative performance, the Independent Directors took into account each Fund’s strategies, distinct characteristics, asset size and diversification.

The Independent Directors noted that investment performance of most of the Funds was generally close to or above the median performance of the applicable peer group during the three-year period emphasized by Broadridge, but seven Funds ranked in the fourth or fifth quintile for that three-year period.

For the U.S. fixed income Funds, the Independent Directors noted the conservative profile of the Funds, which generally experienced less volatility compared to various other funds in the applicable peer group

TCW Funds, Inc.

Renewal of Investment Advisory and Management Agreement (Continued)

(except for the relative volatility of Total Return Bond Fund, which is a mortgage focused Fund). They also noted the Advisor’s conservative posture for these Funds with respect to credit and interest rate risks.

The Independent Directors noted that the performance of majority of these Funds ranked within the first, second or third quintiles for the one-, three-, five- and ten–year periods (or shorter periods since inception). The Core Fixed Income Fund ranked in the fourth quintile for the one-year period. The High Yield Bond Fund ranked in the fifth quintile for the one-year period. The Global Bond Fund ranked in the fifth quintile for the one-year period, and the fourth quintile for the three-year period. The Short Term Bond Fund ranked in the fourth or fifth quintile for each period.

For the U.S. equity Funds, the Independent Directors noted that the performance of most Funds for the various periods reviewed ranked in the first, second or third quintiles. The Select Equity Fund ranked in the fourth quintile for the five-year period and the fifth quintile for the one-year period. The Relative Value Dividend Appreciation Fund ranked in the fourth quintile for the ten-year period. The Relative Value Mid Cap Fund ranked in the fourth or fifth quintile for the three-, five- and ten-year periods, but improved to the first quintile in the one-year period. The Focused Equities Fund ranked in the fourth or fifth quintile for the one-, three-, five- and ten-year periods, and is being closely monitored by the Board. The High Dividend Equities Fund ranked in the fifth quintile for the one-year and since-inception periods, but the Independent Directors noted the Advisor’s explanation of the Fund’s investments in defensive companies, which hurt its relative performance. The Global Real Estate Fund ranked in the fourth quintile since inception but has shown more recent relative improvement.

For the international and emerging markets Funds, the Independent Directors noted that the performance of a majority of these Funds ranked in the first, second or third quintiles. The Emerging Markets Multi-Asset Opportunities Fund ranked in the fourth quintile for the one-year period, but ranked in the second quintile for the three-year period. The International Small Cap Fund ranked in the fifth quintile for the one-, three-, and five-year periods and, in view of its relatively new portfolio management team, the Board will continue to monitor the Fund closely. The Developing Markets Equity Fund ranked in the fifth quintile for the period since inception, but improved to the third quintile for the one-year period; the Board will also continue to monitor this Fund but has noted the Advisor’s view that the Fund should be evaluated over a full market cycle.

The Conservative Allocation Fund ranked in the fifth quintile for the one-year period, but had first and second quintile rankings for its longer periods.

In reviewing the Funds’ investment results, the Independent Directors recognized the Advisor’s deliberate strategy to manage risk in light of its critical view of the fixed-income securities markets and overall investment market conditions. In that connection, the Independent Directors and Board noted that the performance of some Funds for periods when they lagged their peer group averages remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the amount of risk employed by peer funds to achieve their returns.

The Independent Directors noted that each Fund’s performance was satisfactory over the relevant periods or, for those Funds that lagged peer group averages, the Advisor had discussed with the Board the reasons for that underperformance and the actions taken by the Advisor to address that underperformance, and the Board had determined to continue to monitor performance but did not believe that any immediate action was needed.

TCW Funds, Inc.

The Independent Directors concluded that the Advisor should continue to provide investment advisory and management services to the Funds. The Independent Directors indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate.

The Board and the Independent Directors concluded that the Advisor was implementing each Fund’s investment objective and that the Advisor’s record in managing the Funds indicates that its continued management should benefit each Fund and its shareholders over the long term.

4. Advisory fees and total expenses

The Board compared the advisory fee and total expenses of each Fund (each as a percentage of average net assets) with the median advisory fee and total operating expense level of the other funds in the relevant Broadridge peer groups. The Independent Directors observed that each Fund’s advisory fee, giving effect to applicable waivers, was below or near the median of the peer group funds, with the following exceptions: The advisory fee for the Select Equities Fund exceeded the median by under 10 bps but exceeded the median total expenses by only 2 bps. The advisory fees for the Relative Value Dividend Appreciation Fund, the Relative Value Large Cap Fund, the Relative Value Mid Cap Fund, the Emerging Markets Income Fund and the Emerging Markets Local Currency Income Fund exceeded their respective peer group medians but their total expenses were less than the respective medians. The Independent Directors noted that for several Funds this result reflected substantial or full waivers of the advisory fee.

The Independent Directors noted the contractual expense limitations to which the Advisor has agreed with respect to each Fund and that the Advisor historically has absorbed any expenses in excess of these limits. The Independent Directors and the Board concluded that the competitive fees charged by the Advisor, and competitive expense ratios, should benefit each Fund and its shareholders.

The Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. They concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the Advisor’s more extensive services provided to the Funds and significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, pricing and valuation responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5. The Advisor’s costs, level of profits, and economies of scale

The Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Funds, as well as the resulting level of profits to the Advisor. The Independent Directors reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board also reviewed a comparison of the Advisor’s profitability with respect to the Funds to the profitability of certain publicly traded asset managers, which the Advisor had provided to support its view

TCW Funds, Inc.

Renewal of Investment Advisory and Management Agreement (Continued)

that the Advisor’s profitability was reasonable. The Board and the Independent Directors also considered the implementation of a supplemental compliance services agreement that reimburses the Advisor for a portion of its compliance and other administrative services in an amount reviewed and approved by the Board and the Independent Directors. The Board noted that the Advisor has suspended charging that fee. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Advisor’s view that the advisory fees compare favorably to peer group fees giving effect to waivers, and that expenses remain competitive even at higher asset levels. The Board and the Independent Directors recognized the benefits to the Funds of the Adviser’s substantial past and on-going investment in the advisory business that benefits the Funds, such as successfully recruiting and retaining key professional talent, systems and technology, administration, compliance, legal and infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Independent Directors also noted the Advisor’s explanation of the increased resources required to manage the Funds as a result of both asset growth and increased competitive pressures. The Board and the Independent Directors further noted the Advisor’s past subsidies of the Funds’ operating expenses when they were newer and smaller and the Advisor’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Directors also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients rather than strictly mutual funds. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Directors considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Independent Directors noted that, in addition to the fees the Advisor receives under the Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Independent Directors concluded that any potential benefits to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that the Funds’ shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or

2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

TCW Funds, Inc.

Tax Information Notice (Unaudited)

On account of the year ended October 31, 2017, the following Funds paid a capital gain distribution within the meaning 852 (b) (3) (c) of the Code. Each Fund also designates as a capital gain distribution a portion of earnings and profits paid to shareholders in redemption of their shares.

Fund	Amounts per Share
TCW Global Bond Fund	$0.01

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2018, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

TCW Funds, Inc.

Directors and Officers of the Company

A board of nine directors is responsible for overseeing the operations of the Company, which consists of 21 Funds at October 31, 2017. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Indefinite term; Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point 360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).
John A. Gavin (1931)	Indefinite term; Mr. Gavin has served as a director of TCW Funds, Inc. since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	TCW Strategic Income Fund, Inc. (closed-end fund); Hotchkis and Wiley Funds (mutual fund).

Patrick C. Haden (1953) Chairman of the Board	Indefinite term; Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Senior Advisor to President (since July 2016) and Athletic Director (2010-June 2016), University of Southern California.	Tetra Tech, Inc. (environmental consulting); The Rose Hills Foundation (charitable foundation); Unihealth Foundation (charitable foundation); Fletcher Jones Foundation (charitable foundation); Mayr Foundation (charitable foundation); First Beverage (beverage consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Alternative Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed end fund).
Peter McMillan (1957)	Indefinite term; Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Managing Partner (since 2000), Willowbrook Capital Group, LLC (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITS (real estate investments); Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual fund).

Charles A. Parker (1934)	Indefinite term; Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado); TCW Strategic Income Fund, Inc. (closed-end fund).

Victoria B. Rogers (1961)	Indefinite term; Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President, The Rose Hills Foundation (charitable foundation).	Causeway Capital Management Trust (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund).

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Andrew Tarica (1959)	Indefinite term; Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer, Meadowbrook Capital Management (asset management company); Employee, Cowen & Co. (broker-dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual fund).

(1)	The address of each Independent Director is c/o Morgan Lewis, & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue 22nd Floor, Los Angeles, CA 90071.

Interested Directors

These directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Indefinite term; Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group, Inc., TCW Investment Management Company, TCW Asset Management Company and Metropolitan West Asset Management; Chief Executive Officer and Chairman (December 2009 to February 2013), TCW Investment Management Company; Vice Chairman and Chief Executive Officer (December 2009 to August 2012), The TCW Group, Inc. (December 2009 to February 2013) and December 2009 to February 2013) TCW Asset Management Company; Vice Chairman and President (November 2010 to February 2013); Vice Chairman (November 2010 to December 2014); and Chairman (2014 – December 2015), Trust Company of the West.	Qualcomm Incorporated (wireless communications)

TCW Funds, Inc.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
David S. DeVito (1962)	Indefinite term; Mr. DeVito has served as a director since January 2014.	Executive Vice President and Chief Operating Officer (since January 2016), TCW LLC; President and Chief Executive Officer (since 2015), TCW Alternative Funds; Executive Vice President and Chief Operating Officer (since October 2013), TCW Investment Management Company LLC, The TCW Group, Inc., Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; President and Chief Executive Officer (since January 2014), TCW Strategic Income Fund, Inc. ; Executive Vice President and Chief Financial Officer (since 2010), Metropolitan West Funds.	TCW Strategic Income Fund, Inc. (closed-end fund)

The officers of the Company who are not directors of the Company are:

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Lisa Eisen (1963)	Tax Officer	Tax Officer (since December 2016), Metropolitan West Funds, TCW Alternative Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW, LLC; Vice President of Corporate Tax and Payroll for Health Net, Inc. (1988 – July 2016).
Meredith S. Jackson (1959)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Senior Vice President, General Counsel and Secretary (since 2015), TCW Alternative Funds; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company, The TCW Group Inc., Trust Company of the West (2013 – December 2015), TCW Asset Management Company and Metropolitan West Asset Management; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc. and Metropolitan West Funds; Partner and Chair of the Debt Finance Practice Group (1999 – January 2013), Irell & Manella (law firm).

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Jeffrey Engelsman (1967)	Chief Compliance Officer since September 2014 and AML Officer since December 2016	AML Officer (since December 2016), TCW Alternative Funds, Metropolitan West Funds, and Global Chief Compliance Officer (since January 2016), TCW LLC; Chief Compliance Officer (since 2014), Metropolitan West Funds and TCW Alternative Funds; Managing Director, Global Chief Compliance Officer (since August 2014), TCW Investment Management Company LLC, Trust Company of the West (2014 – December 2015) TCW Asset Management, LLC and Metropolitan West Asset Management, LLC; Global Chief Compliance Officer (since September 2014), The TCW Group, Inc.; Chief Compliance Officer (since September 2014), TCW Strategic Income Fund, Inc.; Chief Compliance Officer (2009 – August 2014), MainStay Funds (mutual fund); Managing Director (2009 – July 2014), New York Life Investments (investment management).
Richard Villa (1964)	Treasurer and Principal Financial and Accounting Officer	Managing Director, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC; Treasurer (since 2015), TCW Alternative Funds; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc.; Managing Director and Chief Financial Officer and Assistant Secretary (since July 2008),TCW Investment Management Company, the TCW Group, Inc., Trust Company of the West (2008 – December 2015), TCW Asset Management Company LLC, and Metropolitan West Asset Management LLC.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of Trust Company of the West (February 2005 – December 2015), TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC and the Advisor, is Vice President and Assistant Treasurer of TCW Alternative Funds and Assistant Treasurer of the Company; and Patrick W. Dennis, Senior Vice President Associate General Counsel and Assistant Secretary of Trust Company of the West (February 2013 – December 2015), TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC and the Advisor, is Vice President and Assistant Secretary of TCW Alternative Funds and Assistant Secretary of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

TCW Funds, Inc.

Disclaimers for Use of Bloomberg Barclays Indexes

BARCLAYS is a trademark and service mark of Barclays Bank Plc, used under license. Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer or producer of TCW Funds, Inc. and Barclays has no responsibilities, obligations or duties to investors in TCW Funds, Inc. (the “Funds”). Barclays’ only relationship with the Funds is the licensing of the BARCLAYS mark as part of the name of the respective Barclays Indexes, which Barclays does not determine, compose or calculate. Additionally, the Funds may for itself execute transaction(s) with Barclays in or relating to the Indexes used in connection with the Funds. Investors who acquire the Funds neither acquire any interest in the Indexes nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in the Funds. The Funds are not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the Funds or the advisability of investing in securities generally or the ability of the Indexes to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the Funds with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds to be issued. Barclays has no obligation or liability in connection with administration, marketing or trading of the Funds.

The licensing agreement between Bloomberg and Barclays is solely for the benefit of Bloomberg and Barclays and not for the benefit of the owners of the Funds’ investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE INDEXES OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE INDEXES. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. BARCLAYS DOES NOT CALCULATE OR PUBLISH THE BLOOMBERG BARCLAYS INDEXES AND SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION WITH RESPECT TO ANY OF THE BLOOMBERG BARCLAYS INDEXES. BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE FUNDS.

None of the information supplied by Barclays and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank Plc. Barclays Bank Plc is registered in England No. 1026167. Registered office 1 Churchill Place London E14 5HP.

BLOOMBERG is a trademark and service mark of Bloomberg Finance L.P. Bloomberg Finance L.P. and its affiliates (collectively, “Bloomberg”) or Bloomberg’s licensors own all proprietary right in the Barclays Indexes. Bloomberg does not guarantee the timeliness, accuracy or completeness of any data or information relating to the Indexes. Bloomberg makes no warranty, express or implied, as to the Indexes or any data or values relating thereto or results to be obtained therefrom, and expressly disclaims all

TCW Funds, Inc.

Disclaimers for Use of Bloomberg Barclays Indexes (Continued)

warranties of merchantability and fitness for a particular purpose with respect thereto. It is not possible to invest directly in an index. Back-tested performance is not actual performance. To the maximum extent allowed by law, Bloomberg, its licensors, and its and their respective employees, contractors, agents, suppliers and vendors shall have no liability or responsibility whatsoever for any injury or damages — whether direct, indirect, consequential, incidental, punitive or otherwise — arising in connection with Indexes or any data or values relating thereto — whether arising from their negligence or otherwise. Nothing in the Indexes shall constitute or be construed as an offering of financial instruments or as investment advice or investment recommendations (i.e., recommendations as to whether or not to “buy”, “sell”, “hold”, or to enter or not to enter into any other transaction involving any specific interest or interests) by Bloomberg or its affiliates or a recommendation as to an investment or other strategy by Bloomberg or its affiliates. Data and other information available via the Indexes should not be considered as information sufficient upon which to base an investment decision. All information provided by the Indexes is impersonal and not tailored to the needs of any person, entity or group of persons. Bloomberg and its affiliates do not express an opinion on the future or expected value of any security or other interest and do not explicitly or implicitly recommend or suggest an investment strategy of any kind.

The only relationship of Bloomberg or any of its subsidiaries or affiliates to the Funds is the licensing of certain trademarks, trade names and service marks and of the Indexes, which is determined, composed and calculated by Bloomberg without regard to the Funds. Bloomberg has no obligation to take the needs of the Funds or the owners of the Funds into consideration in determining, composing or calculating the Indexes. The Funds are not sponsored, endorsed, sold or promoted by Bloomberg or any of its subsidiaries or affiliates.

TCW Funds, Inc.

865 South Figueroa Street

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

David S. DeVito

Director

John A. Gavin

Director

Peter McMillan

Director

Charles A. Parker

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Jeffrey A. Engelsman

Chief Compliance Officer

Patrick W. Dennis

Assistant Secretary

Lisa Eisen

Tax Officer

George N. Winn

Assistant Treasurer

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Focused Equities Fund

TCW Global Real Estate Fund

TCW High Dividend Equities Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

TCW International Small Cap Fund

FUNDarFI1017

OCTOBER 31

A N N U A L

R E P O R T

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

TCW International Small Cap Fund

TCW Funds, Inc.

The Letter to Shareholders and/or Management Discussions contained in this Annual Report are the opinions of each Fund’s portfolio managers and are not the opinions of TCW Funds, Inc. or its Board of Directors. Various matters discussed in the Letter to Shareholders and/or Management Discussions constitute forward-looking statements within the meaning of the federal securities laws. Actual results and the timing of certain events could differ materially from those projected or contemplated by these forward-looking statements due to a number of factors, including general economic conditions, overall availability of securities for investment by a Fund, the level of volatility in the securities markets and in the share price of a Fund, and other risk factors discussed in the SEC filings of TCW Funds, Inc. The data presented in the Letter to Shareholders and/or Management Discussions represents past performance and cannot be used to predict future results.

To Our Valued Shareholders

David S. DeVito President, Chief Executive Officer and Director

Dear Valued Investors,

It is my pleasure to present the 2017 annual report for the TCW Funds, Inc. covering the 12-month period ended October 31, 2017. I would like to express our appreciation for your continued investment in the TCW Funds as well as welcome new shareholders to our fund family. As of October 31, 2017, the TCW Funds held total net assets of approximately $16.8 billion.

This report contains information and portfolio management discussions of our TCW International Funds.

The International Markets

This past year has been characterized by a synchronous global growth story — the first in five years — as growth in both the developed world and emerging markets is accelerating. This has driven both a pickup in global trade and a recovery in commodity prices, which has supported Emerging Markets in particular.

We continue to believe there are attractive opportunities within international markets, particularly within Emerging Markets, where equities trade at a healthy discount relative to developed market equities. In addition, Emerging Markets bond yields average 5-6%, whereas close to 60% of global fixed income bonds trade below 2%.

Our constructive view is predicated upon low inflation and benign developed market central bank policy in 2018, with gradual Fed rate hikes and continued accommodation in Europe and Japan. Furthermore, for both the Eurozone and Emerging Markets, growth continues to surprise to the upside. China, a perennial cause of investor concern, appears to have stabilized, as the impact of policy tightening has been largely offset by a pickup in exports. We expect continued inflows into the asset class, particularly emerging markets, as long as the relative risk-adjusted valuation story holds.

One of the larger risks we see is a pickup in developed market inflation that forces central banks to hike rates more aggressively. In addition, we are closely monitoring the impact of changes in U.S. policy as it relates to both geopolitical tensions and anti-globalization/trade protectionism. As such, we continue to believe that differentiating between credits is critical to alpha generation.

Finally, we are delighted to have Alex Stanojevic as part of the portfolio management team, effective July 1, 2017. Alex has been with TCW since 2005, and since 2007 has been our team’s head trader, making important contributions in identifying relative value opportunities and ensuring portfolio liquidity.

We know that you have many choices when it comes to the management of your financial assets. On behalf of everyone at TCW, I would like to thank you for making the TCW Funds part of your long-term investment plan. We truly value our relationship with you. If you have any questions or require further information, I invite you to visit our website at www.tcw.com, or call our shareholder services department at 800-386-3829.

I wish you all the best in the coming year and look forward to further correspondence with you through our semi-annual report in 2018.

Sincerely,

David S. DeVito

President, Chief Executive Officer and Director

1

TCW Developing Markets Equity Fund

Management Discussions

For the year ended October 31, 2017, the TCW Developing Markets Equity Fund (the “Fund”) returned 23.96%. The Fund’s benchmark, the MSCI Emerging Markets Net Total Return Index (“Index”), returned 26.45% over the same period.

Underperformance during the period was primarily due to more defensive positioning in financials and an early overweight to the energy sector, mainly in Russia.

This year has been characterized by a combination of high real growth and low inflation, an environment that typically generates above average risk adjusted returns for emerging markets (EM) equities. While EM equities are up significantly over the last two years, we continue to maintain a constructive view on the asset class, predicated upon improving fundamentals and attractive valuations relative to developed markets. We acknowledge that the pace of returns may slow, but growth continues to surprise to the upside. In addition, at current valuations, EM equities are still trading at a deep discount versus developed market equities. We believe that this differential will narrow over time, especially as 1) the composition of the asset class has shifted away from commodities towards sectors that are more prevalent in developed markets (i.e. Information Technology and services), and 2) global funds have significant underweights to the asset class.

Our key overweights are in the IT and industrials sectors at the expense of financials, telecommunication and utilities. We continue to be optimistic about the prospects for IT into year end, driven by strong earnings upgrades, seasonality, tightness in memory, and momentum in eCommerce. We are also constructive on the global capex cycle. From a regional perspective, we are overweight EMEA, against underweights in Latin America and Asia.

The Fund’s forward P/E ratio is above that of the Index, but, consistent with our bias for quality growth, has a substantially better earnings growth outlook and earnings revisions dynamic, and higher ROE and free cash flow yields.

We continue to focus on idiosyncratic long-term growth stories at attractive valuations, and believe differentiating between companies will continue to be key in emerging markets. Country and security selection will be crucial to performance, driven by factors such as reform momentum, terms of trade, and the central bank reaction function. In our view, there will be significant dispersion in returns going forward, allowing for an actively managed portfolio to capture attractive returns in those securities best positioned for the current evolving environment.

2

TCW Developing Markets Equity Fund

Management Discussions (Continued)

	Annualized Return(1)
Name	1 Yr Return	Since Inception
TCW Developing Markets Equity Fund
Class I (Inception: 6/30/2015)	23.96%	5.32%
Class N (Inception: 6/30/2015)	23.96%	5.32%
MSCI Emerging Markets Net Total Return Index	26.45%	8.71%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

3

TCW Emerging Markets Income Fund

Management Discussions

For the year ended October 31, 2017, the TCW Emerging Markets Income Fund (the “Fund”) returned 7.95% and 7.67% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the JP Morgan EMBI Global Diversified Index (“EMBI”), gained 6.32% over the same period.

Outperformance was driven by security selection and country allocation decisions in sovereign dollar-denominated debt, as well as off-index allocations to corporate debt. From a country perspective, overweight positioning and security selection in Brazil and Ukraine, in addition to an emphasis on corporates in Russia, contributed to relative outperformance. Underweights in tighter-trading Eastern European and Asian sovereigns also contributed to relative outperformance.

This year has been characterized by a combination of high real growth and low inflation, an environment that typically generates above average risk adjusted returns for emerging markets (EM) assets. While EM assets are up significantly over the last two years, we continue to maintain a constructive view on the asset class, predicated upon improving fundamentals and attractive valuations relative to developed markets. Growth continues to surprise on the upside, and relative valuations continue to support the inflow story that has characterized the asset class all year, particularly as investors are generally underweight EM.

We are overweight higher-yielding countries, most notably Latin America, at the expense of both Central Europe and most of Asia. Our larger positions are in sovereigns benefiting from improving economies, reforms, and reduced political uncertainty. During the year, we also opportunistically increased the portfolio’s local currency exposure, as we see the potential for both income generation and currency gains. We are also seeing clear deleveraging in EM corporates, and we will look to increase exposure to higher-yielding, shorter-duration corporates as a cushion against higher US rates.

One of the larger risks we see is a pickup in developed market inflation that forces central banks to hike rates more aggressively. In addition, we are closely monitoring the impact of changes in US policy as it relates to both geopolitical tensions and anti-globalization/trade protectionism. As such, differentiating between credits will continue to be key in EM. Country and security selection will be crucial to performance, driven by factors such as reform momentum, terms of trade, and the central bank reaction function. In our view, there will be significant opportunities for an actively managed portfolio to capture attractive returns in those countries and sectors best positioned to perform well in the current environment.

4

TCW Emerging Markets Income Fund

Management Discussions (Continued)

	Annualized Return(1)
Name	1 Yr Return	3 Yr Return	5 Yr Return	10 Yr Return	Inception Fund		Inception Index
TCW Emerging Markets Income Fund
Class I (Inception: 9/1/1996)	7.95%	5.16%	4.04%	8.44%	9.64	%(2)	9.53%
Class N (Inception: 2/27/2004)	7.67%	4.89%	3.76%	8.17%	8.26%		7.95%
JPMorgan EMBI Global Diversified Index	6.32%	6.03%	4.81%	7.24%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.
(2)	Performance data includes the performance of the predecessor entity for periods before the Fund’s registration became effective. The predecessor entity was not registered under the 1940 Act and, therefore, was not subject to certain investment restrictions that are imposed by the 1940 Act. If the predecessor entity had been registered under the 1940 Act, the predecessor entity’s performance may have been lower.

5

TCW Emerging Markets Local Currency Income Fund

Management Discussions

For the year ended October 31, 2016, the TCW Emerging Markets Local Currency Income Fund (the “Fund”) returned 6.33% on both I Class and N class shares, respectively. The Fund’s benchmark, the JP Morgan GBI-EM Global Diversified Index (“GBI-EM”), returned 5.18% over the same period.

Outperformance during the period was primarily driven by overweight positioning and security selection in Brazil and Russia, in addition to defensive positioning in Turkey. Off-index exposures in Serbia, Egypt, India, Greece, Nigeria and Sri Lanka further contributed to relative outperformance.

This year has been characterized by a combination of high real growth and low inflation, an environment that has contributed to above average risk adjusted returns for emerging markets (EM) local currency debt. Even with this rally, we continue to see EM local currency debt as one of the more attractive asset classes in global fixed income. Our view is predicated upon improving fundamentals, with EM growth surprising on the upside, and relative valuations versus developed markets, with yields in the 6% area. In addition, EM currencies appear cheap from both a short and long term perspective, down close to 30% versus rates during the taper tantrum. In our view, the healthy fundamental backdrop, in addition to relative valuations, will continue to support the inflow story that has characterized the asset class all year, particularly as investors are generally underweight EM. Our larger positions are in sovereigns benefiting from improving economies, reforms, and reduced political uncertainty. Our larger underweights are in tighter-trading sovereigns and those where we are concerned with politics and/or fundamentals.

One of the larger risks we see is a pickup in developed market inflation that forces central banks to hike rates more aggressively. In addition, we are closely monitoring the impact of changes in US policy as it relates to both geopolitical tensions and anti-globalization/trade protectionism. As such, differentiating between credits will continue to be key in emerging markets. Country and security selection will be crucial to performance, driven by factors such as reform momentum, terms of trade, and the central bank reaction function. In our view, there will be significant opportunities for an actively managed portfolio to capture attractive returns in those countries and sectors best positioned to perform well in the current environment.

6

TCW Emerging Markets Local Currency Income Fund

Management Discussions (Continued)

	Annualized Return(1)
Name	1 Yr Return	3 Yr Return	5 Yr Return	Since Inception
TCW Emerging Markets Local Currency Income Fund
Class I (Inception: 12/14/2010)	6.33%	0.15%	(0.75)%	1.32%
Class N (Inception: 12/14/2010)	6.33%	0.15%	(0.77)%	1.29%
JP Morgan GBI-EM Global Diversified Index	5.18%	(1.20)%	(1.58)%	0.48%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

7

TCW Emerging Markets Multi-Asset Opportunities Fund

Management Discussions

For the year ended October 31, 2017, the TCW Emerging Markets Multi-Asset Opportunities Fund (the “Fund”) returned 17.05% and 17.10% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s blended benchmark, 50% JP Morgan EMBI Global Diversified Index (“EMBI”) and 50% MSCI Daily Total Return Net Emerging Markets Index (“MSCI EM”) returned 16.04% over the same period.

Outperformance was driven by overweight positioning in equities at the expense of debt, in addition to security selection in sovereign dollar debt and off-index allocations to corporate debt. Security selection in equities hurt relative performance, primarily due to more defensive positioning in financials and energy earlier in the year.

This year has been characterized by a combination of high real growth and low inflation, an environment that typically generates above average risk adjusted returns for emerging markets (EM) assets. While EM assets are up significantly over the last two years, we continue to maintain a constructive view on the asset class, predicated upon improving fundamentals and attractive valuations relative to developed markets. Growth continues to surprise to the upside, and relative valuations continue to support the inflow story that has characterized the asset class all year, particularly as investors are generally underweight EM.

During the period, we continued to increase exposure to equities, on the back of improving economic growth and positive earnings revisions. Larger overweights in the equity sleeve are in the information technology (IT) and industrials sectors at the expense of financials, telecommunication and utilities. We continue to be optimistic about the prospects for IT into year end, driven by strong earnings upgrades, seasonality, tightness in memory, and momentum in eCommerce. We are also constructive on the global capex cycle.

In the debt sleeve, we are overweight higher-yielding countries, most notably Latin America, at the expense of both Central Europe and most of Asia. Our larger positions are in sovereigns benefiting from improving economies, reforms, and reduced political uncertainty. During the year, we also opportunistically increased the portfolio’s local currency exposure, as we see the potential for both income generation and currency gains. We are also seeing clear deleveraging in EM corporates, and we will look to increase exposure to higher-yielding, shorter-duration corporates as a cushion against higher US rates.

One of the larger risks we see is a pickup in developed market inflation that forces central banks to hike rates more aggressively. In addition, we are closely monitoring the impact of changes in US policy as it relates to both geopolitical tensions and anti-globalization/trade protectionism. As such, differentiating between credits will continue to be key in emerging markets. Country and security selection will be crucial to performance, driven by factors such as reform momentum, terms of trade, and the central bank reaction function. In our view, there will be significant opportunities for an actively managed portfolio to capture attractive returns in those countries and sectors best positioned to perform well in the current environment.

8

TCW Emerging Markets Multi-Asset Opportunities Fund

Management Discussions (Continued)

	Annualized Return(1)
Name	1 Yr Return	3 Yr Return	Since Inception
TCW Emerging Markets Multi-Asset Opportunities Fund
Class I (Inception: 6/28/2013)	17.05%	5.06%	5.88%
Class N (Inception: 6/28/2013)	17.10%	5.11%	5.80%
50% JPM EMBI Global Diversified Index/50% MSCI Daily Total Return Net Emerging Markets Index	16.04%	6.07%	7.00%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

9

TCW International Small Cap Fund

Management Discussions

For the year ended October 31, 2017, the TCW International Small Cap Fund (the “Fund”) returned 29.21% and 29.34% on its I Class and N Class shares, respectively. The performance of the Fund’s classes varies because of differing expenses. The Fund’s benchmark, the MSCI All Country World (ex USA) Small Cap Net Index (the “Index”), gained 24.70% over the same time period.

Outperformance during the period has been driven by security selection and underweight positioning in the consumer discretionary and real estate sectors, in addition to overweight positioning and security selection in the industrials and information technology (IT) sectors. From a country perspective, security selection and underweight positioning in China, the United Kingdom and Japan have contributed to relative outperformance.

We are moderately overweight Europe and Japan and neutral the United Kingdom and Emerging Markets while being underweight resource countries (Canada and Australia). On a sector basis, we are overweight the information technology, industrials and healthcare sectors against underweights in real estate, consumer discretionary and financials.

The global investment environment has exhibited synchronized economic growth with all the major economic regions reporting new highs in the Purchasing Managers Index (PMI) and improving business confidence. We believe the backdrop remains supportive for equity returns. Our view is predicated upon 1) growth surprising to the upside, 2) benign developed market central bank policy in 2018, with gradual Fed rate hikes and continued accommodation in Europe and Japan, 3) fears of rising populism abated on the back of Macron’s decisive win in France, and 4) increased political stability in Japan on the back of Abe’s recent win. In addition, global inflation remains low, allowing Emerging Market central banks to remain accommodative. Finally, international developed and emerging market equities remain attractively valued with robust growth characteristics.

We see the potential for volatility to pick up next year, given current low levels. One of the larger risks we see is a pickup in developed market inflation that forces central banks to hike rates more aggressively. In addition, we are closely monitoring the impact of changes in US policy as it relates to both geopolitical tensions, anti-globalization/trade protectionism and taxes. We expect stability in China, but a slowdown in growth over time, which could impact commodity demand on the margin. We see the potential for PMIs in Europe to peak in 2018, which has implications for cyclicals.

As such, we continue to focus on idiosyncratic long-term growth stories at attractive valuations, and believe differentiating between companies will continue to be key. 2018 should be a more nuanced year as the economic cycle matures globally. In our view, there will be significant dispersion in returns going forward, allowing for an actively managed portfolio to capture attractive returns in those securities best positioned for the evolving environment.

10

TCW International Small Cap Fund

Management Discussions (Continued)

	Annualized Return(1)
Name	1 Yr Return	3 Yr Return	5 Yr Return	Since Inception
TCW International Small Cap Fund
Class I (Inception: 2/28/2011)	29.21%	8.35%	8.66%	2.74%
Class N (Inception: 2/28/2011)	29.34%	8.36%	8.64%	2.69%
MSCI All Country World (ex USA) Small Cap Net Index	24.70%	9.68%	10.08%	6.00%

(1)	The total returns do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

11

TCW Developing Markets Equity Fund

Schedule of Investments

Issues	Shares	Value
COMMON STOCK — 97.3% of Net Assets
Argentina — 0.9%
Banco Macro S.A. (ADR)	200	$25,184
YPF S.A. (SP ADR)	1,200	29,472

Total Argentina
(Cost: $54,028)		54,656

Brazil — 7.3%
Banco do Brasil S.A.	5,200	54,745
CVC Brasil Operadora e Agencia de Viagens S.A.	2,500	33,014
Estacio Participacoes S.A.	5,900	52,898
Gol Linhas Aereas Inteligentes S.A. (ADR) (1)	3,500	74,130
Petroleo Brasileiro S.A. (SP ADR) (1)	4,200	44,730
Qualicorp S.A.	2,800	29,957
Ser Educacional S.A.	5,800	54,696
Ser Educacional S.A. (1)	645	6,112
Smiles Fidelidade S.A.	1,200	31,363
TIM Participacoes S.A. (ADR)	3,700	68,228

Total Brazil
(Cost: $426,611)		449,873

Chile — 0.5% (Cost: $30,271)
Banco Santander Chile	390,000	30,667

China — 31.7%
Alibaba Group Holding, Ltd. (SP ADR) (1)	1,484	274,377
Baidu, Inc. (SP ADR) (1)	100	24,394
Brilliance China Automotive Holdings, Ltd.	12,000	30,408
China Infrastructure Machinery Holdings, Ltd.	65,000	29,245
China Merchants Bank Co., Ltd. — Class H	16,500	63,005
Galaxy Entertainment Group, Ltd.	4,000	27,276
Guangzhou Automobile Group Co., Ltd. — Class H	14,000	34,814
Industrial & Commercial Bank of China, Ltd. — Class H	82,000	65,241
Kweichow Moutai Co., Ltd.	1,780	166,432
Melco Crown Entertainment, Ltd. (ADR)	2,500	63,200
Microport Scientific Corp.	34,000	33,554
Ping An Insurance Group Co. of China, Ltd. — Class H	13,150	115,555
Q Technology Group Co., Ltd.	15,000	33,589
Silergy Corp.	1,873	40,454
Sino Biopharmaceutical, Ltd.	27,000	31,572
Sinotruk Hong Kong, Ltd.	65,000	86,433
Sunny Optical Technology Group Co., Ltd.	2,000	29,333
TAL Education Group (ADR)	900	24,750
Tencent Holdings, Ltd.	10,200	458,416
Weichai Power Co., Ltd. — Class H	25,000	31,129
Wuliangye Yibin Co., Ltd.	9,599	96,536
Xiabuxiabu Catering Management China Holdings Co., Ltd.	48,000	70,138
YY, Inc. (ADR) (1)	1,000	90,390

Issues	Shares	Value
China (Continued)
ZTE Corp. — Class H (1)	9,600	$33,352

Total China
(Cost: $1,373,351)		1,953,593

Germany — 1.5%
KION Group AG	385	30,852
Siltronic AG (1)	416	62,092

Total Germany
(Cost: $77,745)		92,944

Hungary — 1.5%
MOL Hungarian Oil & Gas PLC	2,560	30,651
OTP Bank PLC	1,605	64,694

Total Hungary
(Cost: $74,957)		95,345

India — 9.5%
Dilip Buildcon, Ltd.	6,453	84,801
Hindalco Industries, Ltd.	8,100	33,508
Hindustan Petroleum Corp., Ltd.	4,530	31,260
IndusInd Bank, Ltd.	1,175	29,584
IRB Infrastructure Developers, Ltd.	8,810	33,144
Maruti Suzuki India, Ltd.	811	102,994
Reliance Industries, Ltd.	5,313	77,506
Tata Motors, Ltd. (1)	8,084	30,137
Tata Steel, Ltd.	2,895	31,473
Vedanta, Ltd.	13,315	68,386
Voltas, Ltd.	6,800	59,631

Total India
(Cost: $499,638)		582,424

Indonesia — 2.0%
Bank Central Asia Tbk PT	40,200	61,926
Sumber Alfaria Trijaya Tbk PT	573,200	29,373
United Tractors Tbk PT	12,900	32,981

Total Indonesia
(Cost: $99,572)		124,280

Japan — 1.8%
Nabtesco Corp.	500	19,877
Tokyo Electron, Ltd.	500	88,098

Total Japan
(Cost: $95,807)		107,975

Kazakhstan — 1.4% (Cost: $91,306)
KAZ Minerals PLC (1)	8,242	88,979

Kenya — 0.5% (Cost: $21,634)
Safari.com, Ltd.	128,400	32,471

Netherlands — 0.5% (Cost: $30,389)
AMG Advanced Metallurgical Group NV	655	31,351

See accompanying notes to financial statements.

12

TCW Developing Markets Equity Fund

October 31, 2017

Issues	Shares	Value
Poland — 3.1%
Dino Polska S.A. (1)	5,000	$94,018
Grupa Lotos S.A.	1,854	33,632
KGHM Polska Miedz S.A.	904	30,565
Polski Koncern Naftowy ORLEN S.A.	855	30,250

Total Poland
(Cost: $134,728)		188,465

Russia — 2.7%
LUKOIL PJSC (SP ADR)	864	45,818
Sberbank of Russia	36,690	122,391

Total Russia
(Cost: $121,681)		168,209

South Africa — 3.3%
Barloworld, Ltd.	3,228	30,433
Capitec Bank Holdings, Ltd.	700	46,523
Clicks Group, Ltd.	3,895	43,618
Mr Price Group, Ltd.	4,502	55,788
Standard Bank Group, Ltd.	2,240	26,007

Total South Africa
(Cost: $201,924)		202,369

South Korea — 13.3%
CJ Corp.	194	32,343
Doosan Corp.	249	29,816
Lam Research Corp.	300	62,571
LG Household & Health Care, Ltd.	35	36,770
LG Uplus Corp.	2,555	29,338
POSCO (SP ADR)	400	29,192
Samsung Biologics Co., Ltd. (1)	45	15,438
Samsung Electronics Co., Ltd.	187	460,975
SK Hynix, Inc.	1,655	122,028

Total South Korea
(Cost: $564,010)		818,471

Switzerland — 0.5% (Cost: $26,170)
Wizz Air Holdings PLC (1)	700	30,445

Taiwan — 7.6%
Accton Technology Corp.	29,000	93,509
Cathay Financial Holding Co., Ltd.	19,000	31,396
Shin Kong Financial Holding Co., Ltd.	96,000	30,717
Taiwan Semiconductor Manufacturing Co., Ltd. (SP ADR)	5,970	252,710
Win Semiconductors Corp.	7,000	57,349

Total Taiwan
(Cost: $333,898)		465,681

Thailand — 1.6%
Kasikornbank PCL (NVDR)	4,900	32,454
Star Petroleum Refining PCL (NVDR)	64,000	33,541

Issues	Shares	Value
Thailand (Continued)
Thai Oil PCL (NVDR)	11,000	$33,775

Total Thailand
(Cost: $83,621)		99,770

Turkey — 1.0%
Tupras Turkiye Petrol Rafinerileri A.S.	865	31,141
Turkiye Garanti Bankasi A.S.	10,315	28,396

Total Turkey
(Cost: $51,042)		59,537

United Arab Emirates — 2.4% (Cost: $57,965)
NMC Health PLC	3,848	147,837

United Kingdom — 1.1% (Cost: $56,850)
IQE PLC (1)	34,430	66,525

United States — 1.6%
MSCI, Inc.	600	70,416
Tronox, Ltd.	1,100	29,117

Total United States
(Cost: $96,445)		99,533

Total Common Stock
(Cost: $4,603,643)		5,991,400

PREFERRED STOCK — 2.0%
Brazil — 2.0%
Cia Brasileira de Distribuicao, 0.28% (ADR)	1,300	30,199
Itau Unibanco Holding S.A., 3.46% (ADR)	5,010	64,178
Suzano Papel e Celulose S.A. 1.66%	4,600	28,587

Total Brazil
(Cost: $100,701)		122,964

Total Preferred Stock
(Cost: $100,701)		122,964

Total Investments (99.3%)
(Cost: $4,704,344)		6,114,364
Excess of Other Assets over Liabilities (0.7%)		40,428

Total Net Assets (100.0%)		$6,154,792

Notes to the Schedule of Investments:

ADR -	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
NVDR -	Non-Voting Depositary Receipt.
PJSC -	Private Joint-Stock Company.
SP ADR -	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.

See accompanying notes to financial statements.

13

TCW Developing Markets Equity Fund

Investments by Industry

Industry	Percentage of Net Assets
Airlines	1.7%
Automobiles	3.3
Banks	11.6
Beverages	4.3
Capital Markets	1.1
Chemicals	0.5
Communications Equipment	2.0
Construction & Engineering	2.9
Diversified Consumer Services	2.3
Diversified Telecommunication Services	0.5
Electronic Equipment, Instruments & Components	0.5
Food & Staples Retailing	3.2
Health Care Equipment & Supplies	0.5
Health Care Providers & Services	2.9
Hotels, Restaurants & Leisure	3.0
Household Durables	0.5
Household Products	0.6
Industrial Conglomerates	1.0
Insurance	2.9
Internet Software & Services	13.8
Life Sciences Tools & Services	0.2
Machinery	3.2
Media	0.5
Metals & Mining	5.0
Oil, Gas & Consumable Fuels	7.4
Paper & Forest Products	0.5
Pharmaceuticals	0.5
Semiconductors & Semiconductor Equipment	12.4
Specialty Retail	0.9
Technology Hardware, Storage & Peripherals	7.5
Trading Companies & Distributors	0.5
Wireless Telecommunication Services	1.6

Total	99.3%

See accompanying notes to financial statements.

14

TCW Developing Markets Equity Fund

Fair Valuation Summary	October 31, 2017

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Airlines	$74,130	$30,445	$—	$104,575
Automobiles	—	198,353	—	198,353
Banks	157,118	493,699	—	650,817
Beverages	—	262,967	—	262,967
Capital Markets	70,416	—	—	70,416
Chemicals	29,117	—	—	29,117
Communications Equipment	—	126,861	—	126,861
Construction & Engineering	—	177,576	—	177,576
Diversified Consumer Services	138,456	—	—	138,456
Diversified Telecommunication Services	—	29,338	—	29,338
Electronic Equipment, Instruments & Components	—	29,333	—	29,333
Food & Staples Retailing	29,373	137,636	—	167,009
Health Care Equipment & Supplies	—	33,554	—	33,554
Health Care Providers & Services	29,957	147,837	—	177,794
Hotels, Restaurants & Leisure	166,352	27,276	—	193,628
Household Durables	—	33,589	—	33,589
Household Products	36,770	—	—	36,770
Industrial Conglomerates	—	62,159	—	62,159
Insurance	—	177,669	—	177,669
Internet Software & Services	389,161	458,416	—	847,577
Life Sciences Tools & Services	—	15,438	—	15,438
Machinery	—	197,536	—	197,536
Media	31,363	—	—	31,363
Metals & Mining	29,192	284,263	—	313,455
Oil, Gas & Consumable Fuels	186,776	267,981	—	454,757
Pharmaceuticals	—	31,572	—	31,572
Semiconductors & Semiconductor Equipment	381,806	370,021	—	751,827
Specialty Retail	—	55,788	—	55,788
Technology Hardware, Storage & Peripherals	—	460,974	—	460,974
Trading Companies & Distributors	30,433	—	—	30,433
Wireless Telecommunication Services	100,699	—	—	100,699

Total Common Stock	1,881,119	4,110,281	—	5,991,400

Preferred Stock
Banks	64,178	—	—	64,178
Food & Staples Retailing	30,199	—	—	30,199
Paper & Forest Products	28,587	—	—	28,587

Total Preferred Stock	122,964	—	—	122,964

Total Investments	$2,004,083	$4,110,281	$—	$6,114,364

See accompanying notes to financial statements.

15

TCW Emerging Markets Income Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount		Value
FIXED INCOME SECURITIES — 92.2% of Net Assets
Argentina — 10.5%
Argentina Bonar Bonds
23.74% (Argentina BADLAR Private Deposit Rate + 2.000%) (1)	04/03/22	ARS	146,968,000	$8,674,037
Argentina POM Politica Monetaria
27.15%	06/21/20	ARS	681,492,850	42,599,086
Argentine Bonos del Tesoro
18.20%	10/03/21	ARS	701,730,000	40,908,446
Argentine Republic Government International Bond
6.63%	07/06/28		$35,485,000	37,756,040
6.88%	01/26/27		38,275,000	41,777,162
7.13%	07/06/36		51,250,000	55,145,000
7.13% (2)	06/28/49		29,715,000	30,585,650
7.63%	04/22/46		36,900,000	41,538,330
Banco Hipotecario S.A.
23.71% (Argentina BADLAR Private Deposit Rate + 2.500%) (1)(3)	01/12/20	ARS	286,917,000	16,394,226
Provincia de Buenos Aires
7.88% (2)	06/15/27		$28,325,000	31,429,420
YPF S.A.
6.95% (3)	07/21/27		19,325,000	20,764,713
25.46% (Argentina BADLAR Private Deposit Rate + 4.000%) (1)(3)	07/07/20		5,860,000	5,669,983

Total Argentina
(Cost: $369,741,349)				373,242,093

Bahrain — 2.3%
Bahrain Government International Bond
7.00% (3)	10/12/28		41,783,000	43,040,668
7.50% (3)	09/20/47		11,298,000	11,031,367
Oil and Gas Holding Co. (The)
7.50% (3)	10/25/27		25,518,000	26,539,231

Total Bahrain
(Cost: $79,225,669)				80,611,266

Brazil — 10.1%
Andrade Gutierrez International S.A.
4.00% (2)	04/30/18		15,603,000	14,505,953
Aegea Finance S.a.r.l.
5.75% (3)	10/10/24		6,150,000	6,332,040

Issues	Maturity Date	Principal Amount		Value
Brazil (Continued)
Banco do Brasil S.A.
6.25% (U.S. 10 year Treasury Constant Maturity Rate + 4.398%) (1)(2)(4)	10/29/49		$11,075,000	$10,441,510
9.00% (U.S. 10 year Treasury Constant Maturity Rate + 6.362%) (1)(2)(4)	06/29/49		21,947,000	24,141,700
Brazil Minas SPE via State of Minas Gerais
5.33% (2)	02/15/28		31,910,000	32,548,200
Brazil Notas do Tesouro Nacional, Series F
10.00%	01/01/25	BRL	54,100,000	16,742,422
Brazilian Government International Bond
4.63%	01/13/28		$53,469,000	53,244,430
CIMPOR Financial Operations BV
5.75% (2)	07/17/24		13,549,000	12,949,457
CSN Resources S.A.
6.50% (2)	07/21/20		14,181,000	13,111,753
Gerdau Trade, Inc.
4.88% (3)	10/24/27		14,500,000	14,565,250
Petrobras Global Finance BV
6.00% (3)	01/27/28		37,160,000	37,750,844
6.85%	12/31/99		50,150,000	48,199,165
7.38%	01/17/27		48,705,000	54,184,313
Samarco Mineracao S.A.
4.13% (2)(5)	11/01/22		12,765,000	7,531,350
5.38% (2)(5)	09/26/24		2,765,000	1,631,350
Vale Overseas, Ltd.
6.88%	11/10/39		14,095,000	16,866,077

Total Brazil
(Cost: $351,606,521)				364,745,814

Chile — 1.2%
Banco de Credito e Inversiones
3.50% (3)	10/12/27		10,725,000	10,497,630
Celulosa Arauco y Constitucion S.A.
5.50% (3)	11/02/47		9,075,000	9,161,213
Latam Finance, Ltd.
6.88% (3)	04/11/24		20,375,000	21,603,612

Total Chile
(Cost: $40,088,326)				41,262,455

China — 0.4% (Cost: 13,404,005)
Kaisa Group Holdings Ltd
8.50% (2)	06/30/22		13,348,000	13,371,319

See accompanying notes to financial statements.

16

TCW Emerging Markets Income Fund

October 31, 2017

Issues	Maturity Date	Principal Amount		Value
Colombia — 2.1%
Banco de Bogota S.A.
6.25% (3)	05/12/26		$8,470,000	$9,211,125
Banco GNB Sudameris S.A.
6.50% (5 year Treasury Constant Maturity Rate + 4.561%) (1)(3)	04/03/27		14,050,000	14,628,860
Colombian TES
7.50%	08/26/26	COP	97,500,000,000	34,021,869
Empresas Public Medellin
8.38%	11/08/27	COP	52,767,000,000	17,340,252

Total Colombia
(Cost: $75,012,957)				75,202,106

Costa Rica — 0.9%
Autopistas del Sol S.A.
7.38% (3)	12/30/30		$19,088,000	20,309,632
Banco Nacional de Costa Rica
5.88% (3)	04/25/21		3,698,000	3,855,535
Costa Rica Government International Bond
7.00% (2)	04/04/44		7,689,000	8,044,616

Total Costa Rica
(Cost: $29,531,890)				32,209,783

Dominican Republic — 2.7%
AES Andres B.V. / Dominican Power Partners / Empresa Generadora de Electricidad Itabo, S.A.
7.95% (3)	05/11/26		14,505,000	15,774,187
Dominican Republic International Bond
5.95% (3)	01/25/27		46,895,000	50,599,705
6.85% (2)	01/27/45		24,956,000	27,888,330

Total Dominican Republic
(Cost: $89,416,083)				94,262,222

Ecuador — 2.1%
Ecuador Government International Bond
7.95% (2)	06/20/24		29,440,000	29,771,200
8.88% (3)	10/23/27		21,750,000	22,245,900
9.65% (3)	12/13/26		21,855,000	23,673,336

Total Ecuador
(Cost: $70,107,202)				75,690,436

Issues	Maturity Date	Principal Amount		Value
Egypt — 2.6%
Egypt Government International Bond
6.13% (3)	01/31/22		$27,355,000	$28,603,072
7.50% (3)	01/31/27		29,075,000	32,289,096
8.50% (3)	01/31/47		27,100,000	30,739,530

Total Egypt
(Cost: $84,827,393)				91,631,698

El Salvador — 1.5%
El Salvador Government International Bond
5.88% (2)	01/30/25		13,067,000	12,887,329
7.38% (2)	12/01/19		11,100,000	11,571,750
7.65% (2)	06/15/35		9,780,000	10,244,550
8.63% (3)	02/28/29		15,195,000	17,265,318

Total El Salvador
(Cost: $48,895,028)				51,968,947

Gabon — 0.6% (Cost: $21,464,513)
Gabon Government International Bond
6.38% (2)	12/12/24		21,790,000	21,437,656

Ghana — 0.3% (Cost: $8,163,375)
Ghana Government International Bond
8.13% (2)	01/18/26		8,250,000	8,975,711

Greece — 1.0% (Cost: $35,285,896)
Hellenic Republic Government Bond
4.38% (2)	08/01/22	EUR	30,370,000	35,334,243

India — 1.1%
Azure Power Energy, Ltd.
5.50% (3)	11/03/22		$10,690,000	11,083,392
Greenko Dutch BV
5.25% (3)	07/24/24		4,550,000	4,646,688
Neerg Energy, Ltd.
6.00% (3)	02/13/22		7,257,000	7,516,684
Vedanta Resources PLC
6.38% (3)	07/30/22		15,760,000	16,527,512

Total India
(Cost: $38,254,114)				39,774,276

Indonesia — 2.8%
Indonesia Treasury Bond
8.38%	09/15/26	IDR	637,200,000,000	51,680,737
Minejesa Capital BV
5.63% (3)	08/10/37		$28,035,000	29,834,847

See accompanying notes to financial statements.

17

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value
Indonesia (Continued)
Saka Energi Indonesia PT
4.45% (3)	05/05/24		$18,030,000	$18,407,296

Total Indonesia
(Cost: $101,262,268)				99,922,880

Iraq — 0.5% (Cost: $16,364,063)
Iraq International Bond
5.80% (2)	01/15/28		20,150,000	19,054,344

Ivory Coast — 0.9% (Cost: $33,185,340)
Ivory Coast Government International Bond
6.13% (3)	06/15/33		33,730,000	33,519,187

Jamaica — 0.4% (Cost: $14,405,075)
Digicel Group, Ltd.
8.25% (2)	09/30/20		15,160,000	15,037,204

Jordan — 0.5% (Cost: $18,198,154)
Jordan Government International Bond
7.38% (3)	10/10/47		18,330,000	19,240,543

Kazakhstan — 2.9%
KazMunayGas National Co. JSC
4.75% (3)	04/19/27		46,830,000	48,024,165
5.75% (3)	04/19/47		56,005,000	56,474,602

Total Kazakhstan
(Cost: $101,418,862)				104,498,767

Lebanon — 4.0%
Lebanon Government International Bond
5.45% (2)	11/28/19		32,035,000	32,192,292
5.80% (2)	04/14/20		19,585,000	19,627,303
6.00% (2)	01/27/23		31,595,000	30,837,794
6.40%	05/26/23		47,275,000	46,802,250
6.65% (2)	04/22/24		14,335,000	14,206,014

Total Lebanon
(Cost: $146,274,257)				143,665,653

Malaysia — 0.8%
Malaysia Government Bond
3.89%	07/31/20	MYR	39,350,000	9,397,154
4.16%	07/15/21	MYR	36,161,000	8,699,652
3.23%	04/15/20	MYR	38,000,000	8,920,373

Total Malaysia
(Cost: $27,350,618)				27,017,179

Issues	Maturity Date	Principal Amount		Value
Mexico — 6.8%
Banco Mercantil del Norte S.A.
6.88% (U.S. 5 year Treasury Constant Maturity Rate + 5.035%) (1)(3)(4)	12/31/99		$13,225,000	$13,953,697
7.63% (U.S. 10 year Treasury Constant Maturity Rate + 5.353%) (1)(3)(4)	12/31/99		18,680,000	20,349,992
Mexico City Airport Trust
5.50% (3)	07/31/47		34,180,000	34,026,190
Mexico Government Bond
10.00%	12/05/24	MXN	830,000,000	50,246,233
Petroleos Mexicanos
5.63%	01/23/46		$40,555,000	36,870,578
6.50% (2)	03/13/27		5,965,000	6,513,184
6.50%	06/02/41		33,190,000	33,687,850
6.63%	06/15/35		31,890,000	33,714,108
Unifin Financiera S.A.B. de C.V. SOFOM E.N.R.
7.00% (3)	01/15/25		11,270,000	11,868,437

Total Mexico
(Cost: $239,548,859)				241,230,269

Mongolia — 0.5% (Cost: $18,040,072)
Mongolia Government International Bond
5.13% (2)	12/05/22		18,980,000	18,877,508

Oman — 2.1%
Oman Government International Bond
5.38% (3)	03/08/27		31,545,000	32,444,127
6.50% (3)	03/08/47		40,285,000	41,574,120

Total Oman
(Cost: $72,476,468)				74,018,247

Panama — 1.8%
AES El Salvador Trust III
6.75% (2)	03/28/23		8,450,000	8,154,250
AES Panama SRL
6.00% (3)	06/25/22		31,410,000	33,176,812
Banistmo S.A.
3.65% (3)	09/19/22		9,140,000	9,157,366
C&W Senior Financing Designated Activity Co.
6.88% (3)	09/15/27		11,325,000	11,862,938

Total Panama
(Cost: $60,111,382)				62,351,366

See accompanying notes to financial statements.

18

TCW Emerging Markets Income Fund

October 31, 2017

Issues	Maturity Date	Principal Amount		Value
Paraguay — 0.4% (Cost: $13,282,716)
Banco Regional SAECA
8.13% (3)	01/24/19		$13,350,000	$14,128,305

Peru — 3.2%
Cerro del Aguila S.A.
4.13% (3)	08/16/27		11,075,000	11,047,313
Fenix Power Peru S.A.
4.32% (3)	09/20/27		11,065,000	11,134,156
Orazul Energy Egenor S en C por A
5.63% (3)	04/28/27		24,000,000	23,697,600
Peruvian Government International Bond
6.95% (2)	08/12/31	PEN	76,200,000	26,318,176
Petroleos del Peru S.A.
5.63% (3)	06/19/47		$27,700,000	29,223,500
VM Holding S.A.
5.38% (3)	05/04/27		11,810,000	12,510,333

Total Peru
(Cost: $112,437,416)				113,931,078

Russia — 4.1%
Gazprom OAO via Gaz Capital S.A.
4.95% (3)	03/23/27		34,280,000	35,187,837
GTH Finance BV
7.25% (3)	04/26/23		16,151,000	18,331,385
Russian Federal Bond — OFZ
6.70%	05/15/19	RUB	1,561,000,000	26,524,264
7.70%	03/23/33	RUB	1,529,000,000	26,284,513
5.25% (2)	06/23/47		$26,600,000	27,294,260
VimpelCom Holdings BV
4.95% (3)	06/16/24		12,425,000	12,745,565

Total Russia
(Cost: $144,549,073)				146,367,824

Saudi Arabia — 1.4% (Cost: $49,854,689)
Saudi Government International Bond
3.63% (3)	03/04/28		50,175,000	49,861,406

Senegal — 0.2% (Cost: $7,480,000)
Senegal Government International Bond
6.25% (3)	05/23/33		7,480,000	7,760,500

South Africa — 3.4%
Eskom Holdings SOC, Ltd.
7.13% (2)	02/11/25		14,350,000	14,727,405

Issues	Maturity Date	Principal Amount		Value
South Africa (Continued)
South Africa Government Bond
4.30%	10/12/28		$65,930,000	$61,121,923
8.75%	01/31/44	ZAR	402,000,000	24,831,517
10.50%	12/21/26	ZAR	239,000,000	18,361,149

Total South Africa
(Cost: $123,240,129)				119,041,994

Sri Lanka — 2.1%
Sri Lanka Government Bond
6.20% (3)	05/11/27		$40,637,000	43,213,386
6.83% (3)	07/18/26		18,725,000	20,803,288
11.50%	12/15/21	LKR	1,350,000,000	9,198,950

Total Sri Lanka
(Cost: $69,818,307)				73,215,624

Turkey — 5.2%
Akbank TAS
7.20% (USD 5 Year Swap rate + 5.026%) (1)(3)	03/16/27		15,000,000	15,525,000
Turkey Government Bond
5.75%	05/11/47		$67,550,000	64,527,138
6.00%	03/25/27		77,180,000	81,424,900
11.00%	03/02/22	TRY	59,000,000	15,049,347
11.00%	02/24/27	TRY	31,500,000	$8,062,616

Total Turkey
(Cost: $188,668,195)				184,589,001

Ukraine — 5.6%
Ukraine Government International Bond
7.38% (3)	09/25/32		$16,660,000	16,466,744
7.75% (2)	09/01/23		31,863,000	33,934,095
7.75% (2)	09/01/25		54,200,000	56,501,332
7.75% (2)	09/01/26		62,439,000	64,437,048
Ukreximbank Via Biz Finance PLC
9.75% (2)	01/22/25		25,380,000	27,791,100

Total Ukraine
(Cost: $164,426,739)				199,130,319

United States — 0.2% (Cost: $8,886,813)
Azul Investments LLP
5.88% (3)	10/26/24		8,950,000	8,923,150

Uruguay — 0.8% (Cost: $27,774,615)
Uruguay Government International Bond
8.50% (3)	03/15/28	UYU	792,650,000	27,280,959

See accompanying notes to financial statements.

19

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount	Value
Venezuela — 1.7%
Petroleos de Venezuela S.A.
5.38% (2)	04/12/27	$93,726,000	$27,377,365
Venezuela Government International Bond
8.25% (2)	10/13/24	29,531,200	10,188,264
9.25%	09/15/27	34,835,000	12,976,037
9.38%	01/13/34	26,315,000	9,012,888

Total Venezuela
(Cost: $64,946,004)			59,554,554

Zambia — 0.3% (Cost: 11,385,000)
First Quantum Minerals, Ltd.
7.50% (3)	04/01/25	11,385,000	12,096,563

Total Fixed Income Securities
(Cost: $3,190,409,435)			3,274,034,449

Issues		Shares
EQUITY SECURITIES — 0.0%
Mexico — 0.0%
Corp. GEO S.A.B. de C.V. (6)		2,707,350	—
Hipotecaria Su Casita S.A. de C.V., SOFOM E.N.R. (6)		240,079	—

Total Mexico
(Cost: $—)			—

Total Equity Securities
(Cost: $—)			—

MONEY MARKET INVESTMENTS — 5.8%
State Street Institutional U.S. Government Money Market Fund — Premier Class (7)		204,184,444	204,184,444

Total Money Market Investments
(Cost: $204,184,444)			204,184,444

Purchased Options (0.0%) (8)
(Cost: $1,029,016)			1,131,215

Issues	Maturity Date	Principal Amount		Value
SHORT TERM INVESTMENTS — 1.3%
FOREIGN GOVERNMENT BONDS — 1.3%
Egypt — 0.8%
Egypt Treasury Bills
0.00% (9)	11/07/17	EGP	160,000,000	$9,062,250
0.00% (9)	12/19/17	EGP	176,000,000	9,763,743
0.00% (9)	12/26/17	EGP	172,200,000	9,519,943

Total Egypt
(Cost: $27,553,015)				28,345,936

Nigeria — 0.5%
Nigeria Treasury Bill
0.00% (9)	08/30/18	NGN	3,050,900,000	7,326,967
0.00% (9)	09/20/18	NGN	2,288,214,000	5,479,873
0.00% (9)	10/04/18	NGN	2,262,800,000	5,391,166

Total Nigeria
(Cost: $18,114,578)				18,198,006

Total Short-Term Investments
(Cost: $45,667,593)				46,543,942

Total Investments (99.3%)
(Cost: $3,441,290,488)				3,525,894,050
Excess of Other Assets Over Liabilities (0.7%)				24,654,257

Total Net Assets (100.0%)				$3,550,548,307

Purchased Options

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts	Notional Amount (000)	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
USD Call / MXN Put	Citigroup, N.A.	MXN	19.00	1/11/18	36,036	$36,036	$1,131,215	$1,029,016	$102,199

See accompanying notes to financial statements.

20

TCW Emerging Markets Income Fund

October 31, 2017

Forward Currency Exchange Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (10)
Bank of America	ZAR	231,057,894	12/27/17	$16,740,293	$16,186,624	$(553,669)
BNP Paribas S.A.	MXN	328,000,000	11/10/17	17,855,685	17,124,138	(731,547)
BNP Paribas S.A.	SAR	75,688,000	06/28/18	20,000,000	20,146,834	146,834
BNP Paribas S.A.	TRY	63,599,760	12/15/17	18,000,000	16,537,438	(1,462,562)
Citibank N.A.	CZK	398,142,000	01/10/18	18,180,000	18,159,776	(20,224)
Citibank N.A.	PLN	66,829,680	01/10/18	18,180,000	18,374,461	194,461
Goldman Sachs & Co.	TRY	65,224,980	12/15/17	18,232,000	16,960,033	(1,271,967)

				$127,187,978	$123,489,304	$(3,698,674)

SELL (11)
Bank of America	SAR	10,559,508	05/20/19	$2,782,479	$2,796,307	$(13,828)
Bank of America	TRY	70,397,240	12/15/17	18,160,000	18,304,943	(144,943)
Bank of America	ZAR	231,057,894	12/27/17	17,260,000	16,186,623	1,073,377
BNP Paribas S.A.	SAR	75,688,000	06/28/18	20,132,464	20,146,834	(14,370)
Citibank N.A.	ARS	678,022,000	11/10/17	36,065,000	38,190,892	(2,125,892)
Citibank N.A.	NGN	2,638,860,000	12/05/17	7,210,000	7,242,251	(32,251)
Citibank N.A.	SAR	65,340,492	05/20/19	17,217,521	17,303,085	(85,564)
Goldman Sachs & Co.	MXN	1,282,195,200	11/10/17	70,400,000	66,940,507	3,459,493

				$189,227,464	$187,111,442	$2,116,022

Cross Currency Forwards

Counterparty	Contracts to Deliver/ Units of Currency		Settlement Date	Contracts to Receive/ Units of Currency		Unrealized Appreciation (Depreciation)
Citibank N.A.	GBP	9,124,566	01/16/18	PLN	43,783,883	$(107,947)

Written Options

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts	Notional Amount (000)	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
USD Call / MXN Put	Citigroup, N.A.	MXN	20.50	1/11/18	36,036	$36,036	(239,497)	$(250,452)	$10,955

See accompanying notes to financial statements.

21

TCW Emerging Markets Income Fund

Schedule of Investments (Continued)

Credit Default Swaps — Buy Protection
Notional Amount (12)	Implied Credit Spread (13)	Expiration Date	Counterparty	Reference Entity	Fixed Deal Pay Rate	Payment Frequency	Unrealized Appreciation (Depreciation)	Premium Paid (Received)	Value (14)
OTC Swaps
$ 15,900,000	0.53%	12/20/22	Bank of America	China Government Bond, 7.5%, due 10/28/27	1.0%	Quarterly	$ (53,297)	$ (322,212)	$ (375,509)
19,700,000	0.53%	12/20/22	Deutsche Bank AG	China Government Bond, 7.5%, due 10/28/27	1.0%	Quarterly	(66,034)	(399,219)	(465,253)
31,900,000	1.12%	12/20/22	Citibank N.A.	Colombia Government Bond, 10.375%, 01/28/33	1.0%	Quarterly	(284,669)	433,323	148,654
31,650,000	0.95%	12/20/22	Bank of America	Mexico Government Bond, 4.15%, 03/28/27	1.0%	Quarterly	(119,186)	227,510	108,324
36,000,000	1.07%	12/20/22	Bank of America	Mexico Government Bond, 5.95%, 03/19/19	1.0%	Quarterly	(135,679)	258,894	123,215
16,350,000	1.07%	12/20/22	Citibank N.A.	Mexico Government Bond, 5.95%, 03/19/19	1.0%	Quarterly	(63,551)	119,511	55,960
17,370,000	0.73%	12/20/22	Barclays Capital	Republic of Korea, 7.125%, 04/16/19	1.0%	Quarterly	25,095	(256,344)	(231,249)
112,410,000	0.73%	12/20/22	Citibank N.A.	Republic of Korea, 7.125%, 04/16/19	1.0%	Quarterly	162,409	(1,658,935)	(1,496,526)

							$ (534,912)	$ (1,597,472)	$ (2,132,384)

See accompanying notes to financial statements.

22

TCW Emerging Markets Income Fund

October 31, 2017

Notes to the Schedule of Investments:

ARS	- Argentine Peso.
BRL	- Brazilian Real.
COP	- Colombian Peso.
CZK	- Czech Koruna.
EGP	- Egyptian Pound.
EUR	- Euro Currency.
IDR	- Indonesian Rupiah.
LKR	- Sri Lankan Rupee.
MXN	- Mexican Peso.
NGN	- Nigeria Naira.
PEN	- Peruvian Nouveau Sol.
RUB	- Russian Ruble.
SAR	- Saudi Riyal.
TRY	- Turkish New Lira.
USD -	U.S. Dollar.
UYU - Uruguayan	Peso.
ZAR - South	African Rand.
NGN	Nigeria Naira.
OTC	Over the Counter.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2017.
(2)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2017, the value of these securities amounted to $811,471,985 or 22.9% of net assets.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2017, the value of these securities amounted to $1,316,171,658 or 37.1% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(4)	Perpetual maturity.
(5)	Security is in default due to bankruptcy or failure to make payment of principal or interest of the issuer as of October 31, 2017. Income is not being accrued.
(6)	Non-income producing security.
(7)	Rate disclosed is the 7-day net yield as of October 31, 2017.
(8)	See table below for description of purchased options.
(9)	Security is not accruing interest.
(10)	Fund buys foreign currency, sells U.S. Dollar.
(11)	Fund sells foreign currency, buys U.S. Dollar.
(12)	The maximum potential amount the Fund could be required to make as seller of credit protection or receive as buyer of protection if a credit event occurred as defined under the terms of that particular swap agreement.
(13)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(14)	The value of a credit default swap agreements serves as an indicator of the current status of the payments/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

See accompanying notes to financial statements.

23

TCW Emerging Markets Income Fund

Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets
Airlines	0.8%
Banks	4.8
Building Materials	0.4
Commercial Services	0.6
Currency Options	0.0 *
Diversified Financial Services	0.3
Electric	4.2
Energy-Alternate Sources	0.6
Engineering & Construction	1.4
Foreign Government Bonds	57.6
Forest Products & Paper	0.3
Iron & Steel	1.5
Mining	1.2
Oil & Gas	13.7
Oil & Gas Services	0.8
Real Estate	0.4
Regional (State & Province)	1.8
Short Term Investments	1.3
Telecommunications	1.6
Water	0.2
Money Market Investments	5.8

Total	99.3%

*	Value rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

24

TCW Emerging Markets Income Fund

Fair Valuation Summary	October 31, 2017

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Airlines	$—	$30,526,762	$—	$30,526,762
Banks	—	162,284,946	—	162,284,946
Building Materials	—	12,949,457	—	12,949,457
Commercial Services	—	20,309,632	—	20,309,632
Diversified Financial Services	—	11,868,437	—	11,868,437
Electric	—	147,546,570	—	147,546,570
Energy-Alternate Sources	—	23,246,764	—	23,246,764
Engineering & Construction	—	48,532,143	—	48,532,143
Foreign Government Bonds	—	2,052,521,532	—	2,052,521,532
Forest Products & Paper	—	9,161,213	—	9,161,213
Iron & Steel	—	53,705,780	—	53,705,780
Mining	—	41,134,408	—	41,134,408
Oil & Gas Services	—	26,539,231	—	26,539,231
Oil & Gas	—	492,049,503	—	492,049,503
Real Estate	—	13,371,319	—	13,371,319
Regional (State & Province)	—	63,977,620	—	63,977,620
Telecommunications	—	57,977,092	—	57,977,092
Water	—	6,332,040	—	6,332,040

Total Fixed Income Securities	—	3,274,034,449	—	3,274,034,449

Equity Securities
Miscellaneous Manufacturers	—	—	—	—

Money Market Investments	204,184,444	—	—	204,184,444
Purchased Options	—	1,131,215	—	1,131,215
Short-Term Investments	—	46,543,942	—	46,543,942

Total Investments	204,184,444	3,321,709,606	—	3,525,894,050

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	4,874,165	—	4,874,165
Swap Agreements
Credit Risk	—	436,153	—	436,153

Total	$204,184,444	$3,327,019,924	$—	$3,531,204,368

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(6,564,764)	$—	$(6,564,764)
Written Options
Foreign Currency Risk	—	(239,497)	—	(239,497)
Swap Agreements
Credit Risk	—	(2,568,537)	—	(2,568,537)

Total	$—	$(9,372,798)	$—	$(9,372,798)

See accompanying notes to financial statements.

25

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount		Value
FIXED INCOME SECURITIES — 96.2% of Net Assets
Argentina — 4.3%
Argentina Bonar
Bonds 23.74% (Argentina BADLAR Private Deposit Rate + 2.000%) (1)	04/03/22	ARS	10,980,082	$648,044
Argentina POM Politica Monetaria
27.15% (2)	06/21/20	ARS	50,020,000	3,126,674
Argentine Bonos del Tesoro
16.00%	10/17/23	ARS	14,160,000	812,479
18.20%	10/03/21	ARS	24,565,875	1,432,106
Banco Hipotecario S.A.
23.71% (Argentina BADLAR Private Deposit Rate + 2.500%) (1)(3)	01/12/20	ARS	11,780,000	673,100
Central Bank of Argentina
0.00% (4)	12/20/17	ARS	4,000,000	208,257
YPF S.A.
25.46% (Argentina BADLAR Private Deposit Rate + 4.000%) (1)(3)	07/07/20	ARS	560,000	541,841

Total Argentina
(Cost: $7,944,163)				7,442,501

Brazil — 10.3%
Brazil Notas do Tesouro Nacional, Series B
6.00%	08/15/22	BRL	3,370,000	3,294,793
Brazil Notas do Tesouro Nacional, Series F
10.00%	01/01/21	BRL	25,165,000	7,898,706
10.00%	01/01/23	BRL	3,900,000	1,213,272
10.00%	01/01/25	BRL	17,700,000	5,477,651

Total Brazil
(Cost: $14,603,167)				17,884,422

Chile — 1.4%
Bonos de la Tesoreria de la Republica en pesos
4.50%	03/01/26	CLP	1,010,000,000	1,597,915
Bonos del Banco Central de Chile en UF
3.00%	03/01/23	CLP	479,644,920	825,667

Total Chile
(Cost: $2,449,594)				2,423,582

Issues	Maturity Date	Principal Amount		Value
Colombia — 6.3%
Colombian TES (Treasury) Bond
7.00%	05/04/22	COP	12,231,900,000	$4,178,676
10.00%	07/24/24	COP	6,082,000,000	2,396,726
11.00%	07/24/20	COP	7,260,000,000	2,707,394
Empresas Public Medellin
8.38% (3)	11/08/27	COP	5,150,000,000	1,692,389

Total Colombia
(Cost: $10,494,477)				10,975,185

Egypt — 0.5% (Cost: $815,150)
Egypt Government Bond
15.16%	10/10/22	EGP	14,500,000	812,569

Greece — 1.0% (Cost: $1,791,296)
Hellenic Republic Government Bond
4.38% (5)	08/01/22	EUR	1,540,000	1,791,727

Hungary — 3.3% (Cost: $5,586,147)
Hungary Government Bond
3.00%	10/27/27	HUF	1,472,000,000	5,763,278

India — 1.6%
India Government Bond
7.72%	05/25/25	INR	80,000,000	1,288,226
Rural Electrification Corp., Ltd.
8.82%	04/12/23	INR	90,000,000	1,481,347

Total India
(Cost: $2,700,545)				2,769,573

Indonesia — 11.8%
Indonesia Treasury Bond
8.25%	07/15/21	IDR	42,000,000,000	3,284,129
8.25%	05/15/36	IDR	36,200,000,000	2,885,991
8.38%	03/15/24	IDR	53,428,000,000	4,274,779
8.38%	09/15/26	IDR	64,900,000,000	5,263,779
8.38%	03/15/34	IDR	58,682,000,000	4,698,887

Total Indonesia
(Cost: $20,207,065)				20,407,565

Malaysia — 8.3%
Malaysia Government Bond
3.48%	03/15/23	MYR	11,960,000	2,761,521
3.66%	10/15/20	MYR	6,978,000	1,656,523
3.76%	03/15/19	MYR	7,000,000	1,665,549
3.80%	08/17/23	MYR	17,400,000	4,071,029
4.05%	09/30/21	MYR	8,300,000	1,986,628
4.16%	07/15/21	MYR	2,800,000	673,627
4.25%	05/31/35	MYR	6,560,000	1,487,563

Total Malaysia
(Cost: $14,148,620)				14,302,440

See accompanying notes to financial statements.

26

TCW Emerging Markets Local Currency Income Fund

October 31, 2017

Issues	Maturity Date	Principal Amount		Value
Mexico — 10.9%
Mexico Government Bond (BONOS)
5.75%	03/05/26	MXN	103,300,000	$4,908,981
6.50%	06/09/22	MXN	63,100,000	3,224,226
7.50%	06/03/27	MXN	88,950,000	4,720,031
8.00%	06/11/20	MXN	90,000,000	4,812,733
Petroleos Mexicanos
7.19% (5)	09/12/24	MXN	22,240,000	1,044,458
7.65% (5)	11/24/21	MXN	3,700,000	187,570

Total Mexico
(Cost: $20,214,833)				18,897,999

Peru — 4.8%
Peru Government Bond
6.15% (5)	08/12/32	PEN	4,100,000	1,319,115
6.35% (3)	08/12/28	PEN	9,950,000	3,305,793
6.71% (5)	02/12/55	PEN	4,181,000	1,343,597
6.95% (5)	08/12/31	PEN	6,931,000	2,393,849

Total Peru
(Cost: $7,729,196)				8,362,354

Poland — 1.6% (Cost: $2,747,105)
Republic of Poland Government Bond
2.50%	07/25/27	PLN	10,550,000	2,678,923

Russia — 8.9%
Russian Federal Bond — OFZ
7.00%	08/16/23	RUB	272,750,000	4,608,346
7.05%	01/19/28	RUB	124,000,000	2,063,633
7.40%	12/07/22	RUB	174,500,000	2,996,779
7.70%	03/23/33	RUB	211,400,000	3,634,104
8.50%	09/17/31	RUB	110,000,000	2,039,912

Total Russia
(Cost: $14,820,603)				15,342,774

Serbia — 2.7%
Serbia Treasury Bond
5.75%	07/21/23	RSD	158,300,000	1,612,448
10.00%	02/05/22	RSD	252,500,000	2,967,128

Total Serbia
(Cost: $4,077,337)				4,579,576

South Africa — 9.0%
South Africa Government Bond
7.00%	02/28/31	ZAR	55,100,000	3,122,577
8.75%	01/31/44	ZAR	74,600,000	4,608,038
8.88%	02/28/35	ZAR	48,000,000	3,095,409
10.50%	12/21/26	ZAR	61,694,062	4,739,640

Total South Africa
(Cost: $16,972,038)				15,565,664

Issues	Maturity Date	Principal Amount		Value
Sri Lanka — 0.6% (Cost: $976,259)
Sri Lanka Government Bonds
10.75%	03/01/21	LKR	152,000,000	$1,009,915

Turkey — 7.6%
Turkey Government Bond
8.30%	06/20/18	TRY	6,041,148	1,550,326
9.20%	09/22/21	TRY	6,600,000	1,594,132
10.40%	03/27/19	TRY	5,660,000	1,452,811
10.50%	01/15/20	TRY	6,325,000	1,608,176
11.00%	03/02/22	TRY	10,568,000	2,695,619
11.00%	02/24/27	TRY	16,500,000	4,223,275

Total Turkey
(Cost: $14,477,760)				13,124,339

Uruguay — 1.3% (Cost: $2,256,055)
Uruguay Government International Bond
8.50% (3)	03/15/28	UYU	64,900,000	2,233,690

Total Fixed Income Securities
(Cost: $165,011,410)				166,368,076

Purchased Options (0.1%)
(Cost: $73,296) (6)				86,168

SHORT TERM INVESTMENTS — 2.6%
Egypt — 1.4%
Egypt Treasury Bills
0.00% (4)	11/07/17	EGP	20,000,000	1,132,781
0.00% (4)	12/19/17	EGP	24,200,000	1,342,515

Total Egypt
(Cost: $2,463,640)				2,475,296

Nigeria — 1.2%
Nigeria Treasury Bill
0.00% (4)	08/30/18	NGN	370,000,000	888,583
0.00% (4)	09/13/18	NGN	123,000,000	295,565
0.00% (4)	09/20/18	NGN	384,003,000	919,620

Total Nigeria
(Cost: $2,084,481)				2,103,768

Total Short-Term Investments
(Cost: $4,548,121)				4,579,064

Total Investments (98.9%)
(Cost: $169,632,827)				171,033,308
Excess Of Other Assets Over Liabilities (1.1%)				1,841,221

Total Net Assets (100.0%)				$172,874,529

See accompanying notes to financial statements.

27

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

Purchased Options — OTC

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts	Notional Amount (000)	Market Value	Premiums Paid by Fund	Unrealized Appreciation/ (Depreciation)
USD Call / MXN Put	Citibank N.A.	MXN	19.00	1/11/18	2,745	$2,745	$86,168	$73,296	$12,872

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (7)
Bank of America	HUF	236,509,000	01/16/18	$910,000	$887,863	$(22,137)
Bank of America	PHP	27,300,300	11/27/17	530,000	527,975	(2,025)
Bank of America	PLN	55,210,468	11/30/17	15,472,000	15,171,761	(300,239)
Bank of America	THB	331,868,250	11/02/17	9,975,000	9,990,013	15,013
Bank of America	THB	455,141,400	02/01/18	13,700,000	13,706,312	6,312
Bank of America	ZAR	11,378,865	12/27/17	824,406	797,139	(27,267)
BNP Paribas S.A.	MXN	16,700,000	11/10/17	909,116	871,869	(37,247)
Goldman Sachs International	ARS	29,737,395	11/10/17	1,692,702	1,675,016	(17,686)
Goldman Sachs International	CNY	19,588,630	11/06/17	2,900,000	2,954,914	54,914
Goldman Sachs International	CZK	62,243,020	11/09/17	2,830,000	2,826,737	(3,263)
Goldman Sachs International	EUR	6,200,000	01/24/18	7,338,010	7,258,301	(79,709)
Goldman Sachs International	MXN	10,330,048	11/10/17	580,000	539,308	(40,692)
Goldman Sachs International	PLN	8,161,340	11/30/17	2,270,000	2,242,726	(27,274)
Goldman Sachs International	SGD	2,233,385	11/10/17	1,647,768	1,639,328	(8,440)
Morgan Stanley & Co., Inc.	THB	9,091,940	11/02/17	275,000	273,689	(1,311)
Standard Chartered PLC	CLP	625,750,000	01/23/18	1,000,000	982,863	(17,137)
Standard Chartered PLC	INR	59,955,350	01/16/18	910,000	917,104	7,104
Standard Chartered PLC	THB	101,700,156	11/02/17	3,065,000	3,061,414	(3,586)

				$66,829,002	$66,324,332	$(504,670)

SELL (8)
Bank of America	ARS	14,960,400	11/10/17	$822,000	$842,673	$(20,673)
Bank of America	SGD	2,233,385	11/10/17	1,640,000	1,639,328	672
Bank of America	THB	442,660,346	11/02/17	13,321,106	13,325,116	(4,010)
Bank of America	ZAR	11,378,865	12/27/17	850,000	797,140	52,860
Citibank N.A.	ARS	7,478,895	11/10/17	417,000	421,263	(4,263)
Goldman Sachs International	ARS	7,298,100	11/10/17	405,000	411,079	(6,079)
Goldman Sachs International	CNY	19,588,630	11/06/17	2,896,741	2,954,914	(58,173)
Goldman Sachs International	MXN	81,958,500	11/10/17	4,500,000	4,278,868	221,132
Standard Chartered PLC	NGN	301,701,374	12/05/17	820,956	828,008	(7,052)

				$25,672,803	$25,498,389	$174,414

See accompanying notes to financial statements.

28

TCW Emerging Markets Local Currency Income Fund

October 31, 2017

Cross Currency Forwards

Counterparty	Contracts to Deliver/ Units of Currency		Settlement Date	Contracts to Receive/ Units of Currency		Unrealized Appreciation (Depreciation)
Goldman Sachs International	EUR	4,250,000	12/18/17	CZK	113,529,715	$204,775
BNP Paribas S.A.	EUR	2,040,000	12/18/17	CZK	53,142,000	36,726
Citibank N.A.	GBP	466,255	01/16/18	PLN	2,237,307	(5,516)

						$235,985

Written Options — OTC

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts	Notional Amount (000)	Market Value	Premiums (Received) by Fund	Unrealized Appreciation/ (Depreciation)
USD Call / MXN Put	Citibank N.A.	MXN	20.50	1/11/18	2,745	$2,745	$(18,243)	$(17,416)	$(827)

See accompanying notes to financial statements.

29

TCW Emerging Markets Local Currency Income Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

ARS	- Argentine Peso.
BRL	- Brazilian Real.
CLP	- Chilean Peso.
COP -	Colombian Peso.
CZK -	Czech Koruna.
EGP -	Egyptian Pound.
EUR -	Euro Currency.
HUF -	Hungarian Forint.
IDR -	Indonesian Rupiah.
LKR -	Sri Lankan Rupee.
MXN -	Mexican Peso.
NGN -	Nigeria Naira.
PEN -	Peruvian Nouveau Sol.
PHP -	Philippines Peso.
RSD -	Serbian Dinar..
RUB -	Russian Ruble.
SAR -	Saudi Riyal.
SGD -	Singapore Dollar.
ZAR -	South African Rand.
TRY -	Turkish New Lira.
USD -	U.S. Dollar.
UYU -	Uruguayan Peso.
OTC -	Over the Counter.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2017.
(2)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(3)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2017, the value of these securities amounted to $8,446,813 or 4.9% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(4)	Security is not accruing interest.
(5)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2017, the value of these securities amounted to $8,080,316 or 4.7% of net assets.
(6)	See table below for description of purchased options.
(7)	Fund buys foreign currency, sells U.S. Dollar.
(8)	Fund sells foreign currency, buys U.S. Dollar.

See accompanying notes to financial statements.

30

TCW Emerging Markets Local Currency Income Fund

Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets
Banks	1.0%
Diversified Financial Services	0.9
Foreign Government Bonds	93.3
Oil & Gas	1.0
Currency Options	0.1
Short Term Investments	2.6

Total	98.9%

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Banks	$—	$1,707,024	$—	$1,707,024
Diversified Financial Services	—	1,481,348	—	1,481,348
Foreign Government Bonds	—	161,405,835	—	161,405,835
Oil & Gas	—	1,773,869	—	1,773,869

Total Fixed Income Securities	—	166,368,076	—	166,368,076

Currency Options	—	86,168	—	86,168
Short-Term Investments	—	4,579,064	—	4,579,064

Total Investments	—	171,033,308	—	171,033,308

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	599,508	—	599,508

Total	$—	$171,632,816	$—	$171,632,816

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(693,779)	$—	$(693,779)
Written Options
Foreign Currency Risk	—	(18,243)	—	(18,243)

Total	$—	$(712,022)	$—	$(712,022)

See accompanying notes to financial statements.

31

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments

Issues	Maturity Date	Principal Amount		Value
FIXED INCOME SECURITIES — 30.3% of Net Assets
Argentina — 3.4%
Argentina Bonar Bonds
23.74% (Argentina BADLAR Private Deposit Rate + 2.000%) (1)	04/03/22	ARS	2,300,000	$135,745
Argentina POM Politica Monetaria
27.15% (2)	06/21/20	ARS	6,331,440	395,769
Argentine Republic Government International Bond
6.63%	07/06/28		$650,000	691,600
6.88%	01/26/27		100,000	109,150
7.13%	07/06/36		350,000	376,600
7.13% (3)	06/28/49		250,000	257,325
7.63%	04/22/46		150,000	168,855
Banco Hipotecario S.A.
23.71% (Argentina BADLAR Private Deposit Rate + 2.500%) (1)(4)	01/12/20	ARS	1,575,000	89,994
Provincia de Buenos Aires
7.88% (3)	06/15/27		$350,000	388,360
YPF S.A.
6.95% (4)	07/21/27		130,000	139,685
25.46% (Argentina BADLAR Private Deposit Rate + 4.000%) (1)(4)	07/07/20		40,000	38,703

Total Argentina
(Cost: $2,732,953)				2,791,786

Bahrain — 0.8%
Bahrain Government International Bond
7.00% (4)	10/12/28		200,000	206,020
Oil and Gas Holding Co. (The)
7.50% (4)	10/25/27		400,000	416,008

Total Bahrain
(Cost: $613,216)				622,028

Brazil — 3.3%
Andrade Gutierrez International S.A.
4.00% (3)	04/30/18		200,000	185,938
Banco do Brasil S.A.
9.00% (U.S. 10 year Treasury Constant Maturity Rate + 6.362%) (1)(3)(5)	06/29/49		200,000	220,000
Brazil Minas SPE via State of Minas Gerais
5.33% (3)	02/15/28		225,000	229,500

Issues	Maturity Date	Principal Amount		Value
Brazil (Continued)
Brazil Notas do Tesouro Nacional, Series F
10.00%	01/01/25	BRL	400,000	$123,788
Brazilian Government International Bond
4.63%	01/13/28		$420,000	418,236
CSN Resources S.A.
6.50% (3)	07/21/20		100,000	92,460
Gerdau Trade, Inc.
4.88% (4)	10/24/27		200,000	200,900
Petrobras Global Finance BV
6.00% (4)	01/27/28		375,000	380,962
6.85%	12/31/99		365,000	350,802
7.38%	01/17/27		325,000	361,563
Samarco Mineracao S.A.
4.13% (3)(6)	11/01/22		200,000	118,000

Total Brazil
(Cost: $2,611,354)				2,682,149

Chile — 0.3% (Cost: $200,000)
Latam Finance, Ltd.
6.88% (4)	04/11/24		200,000	212,060

China — 0.2% (Cost: $200,734)
Kaisa Group Holdings Ltd.
8.50% (3)	06/30/22		200,000	200,349

Colombia — 0.5%
Colombian TES (Treasury) Bond
7.50%	08/26/26	COP	715,000,000	249,494
Empresas Public Medellin
8.38% (4)	11/08/27	COP	376,000,000	123,561

Total Colombia
(Cost: $382,839)				373,055

Costa Rica — 0.6%
Autopistas del Sol S.A.
7.38% (4)	12/30/30		$200,000	212,800
Costa Rica Government International Bond
7.00% (3)	04/04/44		275,000	287,719

Total Costa Rica
(Cost: $477,316)				500,519

Dominican Republic — 0.8%
AES Andres B.V. / Dominican Power Partners / Empresa Generadora de Electricidad Itabo, S.A.
7.95% (4)	05/11/26		200,000	217,500

See accompanying notes to financial statements.

32

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2017

Issues	Maturity Date	Principal Amount		Value
Dominican Republic (Continued)
Dominican Republic International Bond
5.95% (4)	01/25/27		$250,000	$269,750
6.85% (3)	01/27/45		175,000	195,562

Total Dominican Republic
(Cost: $641,766)				682,812

Ecuador — 0.8%
Ecuador Government International Bond
7.95% (3)	06/20/24		200,000	202,250
8.88% (4)	10/23/27		200,000	204,560
9.65% (4)	12/13/26		200,000	216,640

Total Ecuador
(Cost: $574,481)				623,450

Egypt — 0.8%
Egypt Government International Bond
6.13% (4)	01/31/22		200,000	209,125
7.50% (4)	01/31/27		370,000	410,902

Total Egypt
(Cost: $590,303)				620,027

El Salvador — 0.6%
El Salvador Government International Bond
5.88% (3)	01/30/25		95,000	93,694
6.38% (3)	01/18/27		50,000	49,937
7.38% (3)	12/01/19		100,000	104,250
8.63% (4)	02/28/29		195,000	221,569

Total El Salvador
(Cost: $436,295)				469,450

Greece — 0.3% (Cost: $249,061)
Hellenic Republic Government Bond
4.38% (3)	08/01/22	EUR	215,000	250,144

India — 0.5%
Azure Power Energy, Ltd.
5.50% (4)	11/03/22		$200,000	207,360
Vedanta Resources PLC
6.38% (4)	07/30/22		200,000	209,740

Total India
(Cost: $401,332)				417,100

Indonesia — 1.0%
Indonesia Treasury Bond
8.38%	09/15/26	IDR	3,100,000,000	251,429
8.38%	03/15/34	IDR	1,700,000,000	136,125

Issues	Maturity Date	Principal Amount		Value
Indonesia (Continued)
Minejesa Capital BV
5.63% (4)	08/10/37		$200,000	$212,840
Saka Energi Indonesia PT
4.45% (4)	05/05/24		200,000	204,185

Total Indonesia
(Cost: $806,099)				804,579

Iraq — 0.3% (Cost: $224,825)
Iraq International Bond
5.80% (3)	01/15/28		250,000	236,406

Ivory Coast — 0.2% (Cost: $196,750)
Ivory Coast Government International Bond
6.13% (4)	06/15/33		200,000	198,750

Jamaica — 0.2% (Cost: $191,481)
Digicel Group, Ltd.
8.25% (3)	09/30/20		200,000	198,380

Jordan — 0.3% (Cost: $197,032)
Jordan Government International Bond
7.38% (4)	10/10/47		200,000	209,935

Kazakhstan — 1.0%
KazMunayGas National Co. JSC
4.75% (4)	04/19/27		600,000	615,300
5.75% (4)	04/19/47		200,000	201,677

Total Kazakhstan
(Cost: $791,959)				816,977

Lebanon — 1.2%
Lebanon Government International Bond
6.00% (3)	01/27/23		295,000	287,930
6.40%	05/26/23		615,000	608,850
6.65% (3)	04/22/24		130,000	128,830

Total Lebanon
(Cost: $1,007,157)				1,025,610

Malaysia — 0.2%
Malaysia Government Bond
3.23%	04/15/20	MYR	270,000	63,382
3.89%	07/31/20	MYR	270,000	64,478
4.16%	07/15/21	MYR	263,000	63,273

Total Malaysia
(Cost: $193,478)				191,133

See accompanying notes to financial statements.

33

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Issues	Maturity Date	Principal Amount		Value
Mexico — 2.2%
Banco Mercantil del Norte S.A.
7.63% (U.S.10 year Treasury Constant Maturity Rate + 5.353%) (1)(4)(5)	12/31/99		$200,000	$217,880
Mexico City Airport Trust
5.50% (4)	07/31/47		200,000	199,100
Mexico Government Bond
10.00%	12/05/24	MXN	5,800,000	351,118
Petroleos Mexicanos
5.63%	01/23/46		$220,000	200,013
6.50% (3)	03/13/27		115,000	125,569
6.50%	06/02/41		255,000	258,825
6.63%	06/15/35		200,000	211,440
Unifin Financiera S.A.B. de C.V. SOFOM E.N.R.
7.00% (4)	01/15/25		200,000	210,620

Total Mexico
(Cost: $1,748,363)				1,774,565

Mongolia — 0.2% (Cost: $190,727)
Mongolia Government International Bond
5.13% (3)	12/05/22		200,000	198,920

Oman — 0.7%
Oman Government International Bond
5.38% (4)	03/08/27		400,000	411,401
6.50% (4)	03/08/47		200,000	206,400

Total Oman
(Cost: $610,468)				617,801

Panama — 0.7%
AES El Salvador Trust III
6.75% (3)	03/28/23		200,000	193,000
AES Panama SRL
6.00% (4)	06/25/22		200,000	211,250
C&W Senior Financing Designated Activity Co.
6.88% (4)	09/15/27		200,000	209,500

Total Panama
(Cost: $592,931)				613,750

Peru — 1.0%
Cerro del Aguila S.A.
4.13% (4)	08/16/27		200,000	199,500
Orazul Energy Egenor S en C por A
5.63% (4)	04/28/27		200,000	197,480
Peruvian Government International Bond
6.95% (3)	08/12/31	PEN	565,000	195,141

Issues	Maturity Date	Principal Amount		Value
Peru (Continued)
Petroleos del Peru S.A.
5.63% (4)	06/19/47		$225,000	$237,375

Total Peru
(Cost: $825,682)				829,496

Russia — 1.3%
Russia Government Bond
4.75% (3)	05/27/26		200,000	211,456
Russian Federal Bond — OFZ
6.70%	05/15/19	RUB	12,800,000	217,496
7.70%	03/23/33	RUB	12,600,000	216,602
Russian Foreign Bond
5.25% (3)	06/23/47		$200,000	205,220
VimpelCom Holdings BV
4.95% (4)	06/16/24		200,000	205,160

Total Russia
(Cost: $1,047,764)				1,055,934

Saudi Arabia — 0.5% (Cost: $396,562)
Saudi Government International Bond
3.63% (4)	03/04/28		400,000	397,500

Senegal — 0.3% (Cost: $200,000)
Senegal Government International Bond
6.25% (4)	05/23/33		200,000	207,500

South Africa — 1.3%
Eskom Holdings SOC, Ltd.
7.13% (3)	02/11/25		200,000	205,260
South Africa Government Bond
4.30%	10/12/28		$600,000	556,244
8.75%	01/31/44	ZAR	2,750,000	169,867
10.50%	12/21/26	ZAR	1,595,000	122,536

Total South Africa
(Cost: $1,097,311)				1,053,907

Sri Lanka — 0.6%
Sri Lanka Government Bond
6.20% (4)	05/11/27		$425,000	451,945
11.50%	12/15/21	LKR	10,000,000	68,140

Total Sri Lanka
(Cost: $505,216)				520,085

Turkey — 1.4%
Akbank TAS
7.20% (USD 5 Year Swap rate + 5.026%) (1)(4)	03/16/27		300,000	310,500

See accompanying notes to financial statements.

34

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2017

Issues	Maturity Date	Principal Amount		Value
Turkey (Continued)
Turkey Government Bond
5.75%	05/11/47		$275,000	$262,694
6.00%	03/25/27		400,000	422,000
11.00%	03/02/22	TRY	510,000	130,088
11.00%	02/24/27	TRY	220,000	56,310

Total Turkey
(Cost: $1,222,019)				1,181,592

Ukraine — 1.9%
Ukraine Government International Bond
7.75% (3)	09/01/23		$325,000	346,125
7.75% (3)	09/01/25		525,000	547,291
7.75% (3)	09/01/26		685,000	706,920

Total Ukraine
(Cost: $1,420,559)				1,600,336

Uruguay — 0.1% (Cost: $65,710)
Uruguay Government International Bond
8.50% (4)	03/15/28	UYU	1,890,000	65,049

Venezuela — 0.5%
Petroleos de Venezuela S.A.
5.38% (3)	04/12/27		$1,057,000	308,750
Venezuela Government International Bond
8.25% (3)	10/13/24		222,300	76,693
9.38%	01/13/34		110,000	37,675

Total Venezuela
(Cost: $519,038)				423,118

Zambia — 0.3% (Cost: $200,000)
First Quantum Minerals, Ltd.
7.50% (4)	04/01/25		200,000	212,500

Total Fixed Income Securities
(Cost: $24,362,781)				24,878,752

		Shares
PREFERRED STOCK — 1.1%
Brazil — 1.1%
Cia Brasileira de Distribuicao, 1.08% (ADR) (7)			11,100	257,853
Itau Unibanco Holding S.A., 3.27% (ADR)			33,070	423,626
Suzano Papel e Celulose S.A. 1.66%			41,200	256,040

Total Brazil
(Cost: $751,205)				937,519

Total Preferred Stock
(Cost: $751,205)				937,519

Issues	Shares	Value
COMMON STOCK — 66.8%
Argentina — 0.7%
Banco Macro S.A. (ADR)	2,200	$277,024
YPF S.A. (ADR)	13,500	331,560

Total Argentina
(Cost: $601,660)		608,584

Brazil — 5.3%
Banco do Brasil S.A.	46,000	484,277
CVC Brasil Operadora e Agencia de Viagens S.A.	27,600	364,474
Estacio Participacoes S.A.	54,800	491,321
Gol Linhas Aereas Inteligentes S.A. (ADR) (7)	33,400	707,412
Petroleo Brasileiro S.A. (SP ADR) (7)	37,000	394,050
Qualicorp S.A.	31,400	335,947
Ser Educacional S.A. (4)	48,500	457,372
Smiles Fidelidade S.A.	19,500	509,652
TIM Participacoes S.A. (ADR)	34,900	643,556

Total Brazil
(Cost: $4,099,301)		4,388,061

Chile — 0.4% (Cost: $294,944)
Banco Santander Chile	3,800,000	298,810

China — 21.4%
Alibaba Group Holding, Ltd. (SP ADR) (7)	13,362	2,470,500
Baidu, Inc. (SP ADR) (7)	1,500	365,910
Brilliance China Automotive Holdings, Ltd.	98,000	248,332
China Infrastructure Machinery Holdings, Ltd.	564,000	253,759
China Merchants Bank Co., Ltd. — Class H	146,000	557,495
Galaxy Entertainment Group, Ltd.	61,000	415,961
Guangzhou Automobile Group Co., Ltd. — Class H	126,000	313,323
Industrial & Commercial Bank of China, Ltd. — Class H	547,000	435,207
Kweichow Moutai Co., Ltd.	16,004	1,496,391
Melco Crown Entertainment, Ltd.	21,500	543,520
Microport Scientific Corp.	333,000	328,628
Ping An Insurance Group Co. of China, Ltd. — Class H	122,150	1,073,392
Q Technology Group Co., Ltd.	139,000	311,255
Silergy Corp.	16,500	356,379
Sino Biopharmaceutical, Ltd.	245,000	286,483
Sinotruk Hong Kong, Ltd.	594,000	789,865
Sunny Optical Technology Group Co., Ltd.	22,000	322,667
TAL Education Group (ADR)	8,400	231,000
Tencent Holdings, Ltd.	85,712	3,852,136

See accompanying notes to financial statements.

35

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Issues	Shares	Value
China (Continued)
Weichai Power Co., Ltd. — Class H	253,000	$315,026
Wuliangye Yibin Co., Ltd.	88,899	894,042
Xiabuxiabu Catering Management China Holdings Co., Ltd. (4)	420,500	614,435
YY, Inc. (ADR) (7)	8,800	795,432
ZTE Corp. — Class H (7)	97,000	336,996

Total China
(Cost: $13,230,907)		17,608,134

Germany — 1.0%
KION Group AG	3,425	274,461
Siltronic AG (7)	3,432	512,262

Total Germany
(Cost: $657,855)		786,723

Hungary — 0.8%
MOL Hungarian Oil & Gas PLC	20,120	240,902
OTP Bank PLC	10,800	435,321

Total Hungary
(Cost: $540,999)		676,223

India — 7.0%
Bajaj Finserv, Ltd.	2,035	158,797
Dilip Buildcon, Ltd. (4)	60,089	789,647
Hindalco Industries, Ltd.	59,000	244,071
Hindustan Petroleum Corp., Ltd.	40,635	280,406
IndusInd Bank, Ltd.	12,525	315,354
IRB Infrastructure Developers, Ltd.	94,690	356,233
Kotak Mahindra Bank, Ltd.	14,845	235,447
Maruti Suzuki India, Ltd.	6,564	833,605
Reliance Industries, Ltd.	51,395	749,754
Tata Motors, Ltd. (7)	73,659	274,598
Tata Steel, Ltd.	45,050	489,766
Vedanta, Ltd.	86,454	444,029
Voltas, Ltd.	65,906	577,945

Total India
(Cost: $5,129,167)		5,749,652

Indonesia — 0.8%
Bank Central Asia Tbk PT	253,500	390,502
United Tractors Tbk PT	112,100	286,604

Total Indonesia
(Cost: $604,114)		677,106

Japan — 1.4%
Nabtesco Corp.	10,000	397,529
Tokyo Electron, Ltd.	4,300	757,643

Total Japan
(Cost: $1,017,845)		1,155,172

Issues	Shares	Value
Kazakhstan — 1.0% (Cost: $806,516)
KAZ Minerals PLC (7)	72,518	$782,893

Kenya — 0.4% (Cost: $119,603)
Safari.com, Ltd.	1,130,300	285,842

Netherlands — 0.4% (Cost: $328,709)
AMG Advanced Metallurgical Group NV	7,085	339,119

Poland — 1.9%
Dino Polska S.A. (4)(7)	40,125	754,493
Grupa Lotos S.A.	13,538	245,578
KGHM Polska Miedz S.A.	9,762	330,064
Polski Koncern Naftowy ORLEN S.A.	7,515	265,882

Total Poland
(Cost: $1,266,701)		1,596,017

Russia — 1.7%
Lukoil PJSC	7,527	399,157
Sberbank of Russia	288,915	963,770

Total Russia
(Cost: $1,095,440)		1,362,927

South Africa — 1.9%
Barloworld, Ltd.	28,187	265,740
Capitec Bank Holdings, Ltd.	4,800	319,012
Clicks Group, Ltd.	34,730	388,924
Mr Price Group, Ltd.	30,850	382,292
Standard Bank Group, Ltd.	16,760	194,589

Total South Africa
(Cost: $1,581,435)		1,550,557

South Korea — 9.5%
CJ Corp.	1,910	318,428
Doosan Corp.	2,342	280,442
KB Financial Group, Inc. (ADR)	5,100	267,801
Lam Research Corp.	2,700	563,139
LG Household & Health Care, Ltd.	286	300,461
LG Uplus Corp.	25,174	289,064
POSCO (SP ADR)	3,300	240,834
Samsung Biologics Co., Ltd. (4)(7)	475	162,962
Samsung Electronics Co., Ltd.	1,755	4,326,259
SK Hynix, Inc.	14,216	1,048,184

Total South Korea
(Cost: $6,205,362)		7,797,574

Switzerland — 0.3% (Cost: $209,355)
Wizz Air Holdings PLC (4)(7)	5,600	243,561

Taiwan — 5.5%
Accton Technology Corp.	291,000	938,312
Cathay Financial Holding Co., Ltd.	200,000	330,484
Shin Kong Financial Holding Co., Ltd.	941,000	301,094

See accompanying notes to financial statements.

36

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2017

Issues	Shares	Value
Taiwan (Continued)
Taiwan Semiconductor Manufacturing Co., Ltd.	257,612	$2,082,613
Taiwan Semiconductor Manufacturing Co., Ltd. (SP ADR)	7,700	325,941
Win Semiconductors Corp.	68,000	557,101

Total Taiwan
(Cost: $3,669,058)		4,535,545

Thailand — 1.2%
Kasikornbank PCL (NVDR)	65,700	435,150
Star Petroleum Refining PCL (NVDR)	578,900	303,389
Thai Oil PCL (NVDR)	85,000	260,987

Total Thailand
(Cost: $857,631)		999,526

Turkey — 0.6%
Tupras Turkiye Petrol Rafinerileri A.S.	7,300	262,807
Turkiye Garanti Bankasi A.S.	85,473	235,301

Total Turkey
(Cost: $426,848)		498,108

United Arab Emirates — 1.5% (Cost: $720,152)
NMC Health PLC	31,525	1,211,166

United Kingdom — 0.7% (Cost: $487,733)
IQE PLC (7)	290,856	561,983

United States — 1.4%
MSCI, Inc.	6,900	809,784
Tronox, Ltd.	12,100	320,287

Total United States
(Cost: $1,128,254)		1,130,071

Total Common Stock
(Cost: $45,079,589)		54,843,354

Money Market Investments — 1.7%
State Street Institutional U.S. Government Money Market Fund — Premier Class (8)	1,395,543	1,395,543

Total Money Market Investments
(Cost: $1,395,543)		1,395,543

Purchased Options — 0.0%
(Cost: $7,424) (10)		8,162

Issues	Maturity Date	Principal Amount		Value
SHORT TERM INVESTMENTS — 0.4%
FOREIGN GOVERNMENT BONDS — 0.4%
Egypt — 0.2%
Egypt Treasury Bills
0.00% (9)	11/07/17	EGP	1,100,000	$62,303
0.00% (9)	12/19/17	EGP	700,000	38,833
0.00% (9)	12/26/17	EGP	1,700,000	93,983

				195,119

Nigeria — 0.2%
Nigeria Treasury Bill
0.00% (9)	08/30/18	NGN	21,000,000	50,433
0.00% (9)	09/20/18	NGN	15,865,000	37,994
0.00% (9)	10/04/18	NGN	15,300,000	36,453

				124,880

Total Short-Term Investments
(Cost: $319,921)				319,999

Total Investments (100.3%)
(Cost: $71,916,463)				82,383,329
Liabilities in Excess of Other Assets (-0.3%)				(278,146)

Total Net Assets (100.0%)				$82,105,183

Purchased Options

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
USD Call / MXN Put	Citibank, N.A.	MXN	19.00	1/11/18	260	$260,000	$8,162	$7,424	$738

See accompanying notes to financial statements.

37

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Forward Currency Contracts

Counterparty	Contracts to Deliver	Units of Currency	Settlement Date	In Exchange for U.S. Dollars	Contracts at Value	Unrealized Appreciation (Depreciation)
BUY (11)
Bank of America	ZAR	1,673,363	12/27/17	$121,236	$117,226	$(4,010)
BNP Paribas S.A.	MXN	2,300,000	11/10/17	125,208	120,078	(5,130)
BNP Paribas S.A.	SAR	529,816	06/28/18	140,000	141,028	1,028
BNP Paribas S.A.	TRY	466,398	12/15/17	132,000	121,275	(10,725)
Citibank N.A.	CZK	2,847,000	01/10/18	130,000	129,855	(145)
Citibank N.A.	PLN	477,880	01/10/18	130,000	131,391	1,391
Goldman Sachs International	TRY	46,508	12/15/17	13,000	12,093	(907)

				$791,444	$772,946	$(18,498)

SELL (12)
Bank of America	SAR	73,915	05/20/19	$19,477	$19,574	$(97)
Bank of America	TRY	282,985	12/15/17	73,000	73,583	(583)
Bank of America	ZAR	1,673,363	12/27/17	125,000	117,226	7,774
BNP Paribas S.A.	SAR	529,816	06/28/18	140,928	141,029	(101)
Citibank N.A.	ARS	5,546,000	11/10/17	295,000	312,389	(17,389)
Citibank N.A.	NGN	18,300,000	12/05/17	50,000	50,224	(224)
Citibank N.A.	SAR	457,385	05/20/19	120,523	121,122	(599)
Goldman Sachs International	MXN	9,379,695	11/10/17	515,000	489,692	25,308

				$1,338,928	$1,324,839	$14,089

Cross Currency Forwards

Counterparty	Contracts to Deliver/ Units of Currency		Settlement Date	Contracts to Receive/ Units of Currency		Unrealized Appreciation (Depreciation)
Citibank N.A.	GBP	65,175	1/16/18	PLN	312,740	$(771)

Written Options — OTC

Description	Counterparty	Exercise Price		Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)
USD Call / MXN Put	Citibank, N.A.	MXN	20.50	1/11/18	260	$260,000	$(1,728)	$(1,807)	$79

See accompanying notes to financial statements.

38

TCW Emerging Markets Multi-Asset Opportunities Fund

October 31, 2017

Credit Default Swaps — Buy Protection
Notional Amount (13)	Implied Credit Spread (14)	Expiration Date	Counterparty	Reference Entity	Fixed Deal Pay Rate	Payment Frequency	Unrealized Appreciation/ (Depreciation)	Premium Paid (Received)	Value (15)
OTC Swaps
$100,000	1.07%	12/20/22	Bank of America	China Government Bond, 7.5%, due 10/28/27	1.0%	Quarterly	$(375)	$(1,987)	$(2,362)
100,000	0.528%	12/20/22	Deutsche Bank AG	China Government Bond, 7.5%, due 10/28/27	1.0%	Quarterly	(375)	(1,987)	(2,362)
200,000	1.15%	12/20/22	Citibank N.A.	Colombia Government Bond 10.375%, 01/28/33	1.0%	Quarterly	(1,732)	2,664	932
200,000	0.955%	12/20/22	Bank of America	Mexico Government Bond, 4.15%, 03/28/27	1.0%	Quarterly	(725)	1,410	685
100,000	1.07%	12/20/22	Citibank N.A	Mexico Government Bond, 5.95%, 03/19/19	1.0%	Quarterly	(375)	717	342
260,000	1.07%	12/20/22	Bank of America	Mexico Government Bond, 5.95%, 03/19/19	1.0%	Quarterly	(968)	1,858	890
110,000	0.734%	12/20/22	Barclays Capital	Republic of Korea, 7.125%, 04/16/19	1.0%	Quarterly	125	(1,589)	(1,464)
680,000	0.734%	12/20/22	Citibank N.A.	Republic of Korea, 7.125%, 04/16/19	1.0%	Quarterly	789	(9,842)	(9,053)

							$(3,636)	$(8,756)	$(12,392)

See accompanying notes to financial statements.

39

TCW Emerging Markets Multi-Asset Opportunities Fund

Schedule of Investments (Continued)

Notes to the Schedule of Investments:

ARS -	Argentine Peso.
BRL -	Brazilian Real.
CLP -	Chilean Peso.
COP -	Colombian Peso.
CZK -	Czech Koruna.
EGP -	Egyptian Pound.
EUR -	Euro Currency.
IDR -	Indonesian Rupiah.
LKR -	Sri Lankan Rupee.
MXN -	Mexican Peso.
NGN -	Nigeria Naira.
PEN -	Peruvian Nouveau Sol.
RUB -	Russian Ruble.
SAR -	Saudi Riyal.
TRY -	Turkish New Lira.
USD -	U.S. Dollar.
UYU -	Uruguayan Peso.
ZAR -	South African Rand.
ADR	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
GDR	Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.
NVDR	Non-Voting Depositary Receipt.
OTC	Over the Counter.
PJSC	Private Joint-Stock Company.
SP ADR	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Floating or variable rate security. The interest shown reflects the rate in effect at October 31, 2017.
(2)	Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(3)	Investments issued under Regulation S of the Securities Act of 1933, may not be offered, sold, or delivered within the United States except under special exemptions. At October 31, 2017, the value of these securities amounted to $7,047,379 or 8.6% of net assets.
(4)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold, normally only to qualified institutional buyers. At October 31, 2017, the value of these securities amounted to $13,003,656 or 15.8% of net assets. These securities are determined to be liquid by the Advisor, unless otherwise noted, under procedures established by and under the general supervision of the Company’s Board of Directors.
(5)	Perpetual maturity.
(6)	Security is in default due to bankruptcy or failure to make payment of principal or interest of the issuer as of October 31, 2017. Income is not being accrued.
(7)	Non-income producing security.
(8)	Rate disclosed is the 7-day net yield as of October 31, 2017.
(9)	Security is not accruing interest.
(10)	See table below for description of purchased options.
(11)	Fund buys foreign currency, sells U.S. Dollar.
(12)	Fund sells foreign currency, buys U.S. Dollar.
(13)	The maximum potential amount the Fund could be required to make as seller of credit protection or receive as buyer of protection if a credit event occurred as defined under the terms of that particular swap agreement.
(14)	An implied credit spread is the spread in yield between a U.S. Treasury security and the referenced obligation. Implied credit spreads, represented in the absolute terms, utilized in determining the value of credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads, in comparison to narrower credit spreads, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.
(15)	The value of a credit default swap agreements serves as an indicator of the current status of the payments/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreements.

See accompanying notes to financial statements.

40

TCW Emerging Markets Multi-Asset Opportunities Fund

Investments by Industry	October 31, 2017

Industry	Percentage of Net Assets
Advertising	0.6%
Airlines	1.5
Auto Manufacturers	3.0
Auto Parts & Equipment	0.4
Banks	7.9
Beverages	2.9
Biotechnology	0.2
Chemicals	0.4
Commercial Services	2.1
Cosmetics/Personal Care	0.4
Currency Options	0.0 *
Diversified Financial Services	1.2
Electric	1.9
Electronics	0.8
Energy-Alternate Sources	0.2
Engineering & Construction	2.5
Food	1.2
Foreign Government Bonds	18.3
Forest Products & Paper	0.3
Healthcare-Products	0.4
Healthcare-Services	1.5
Holding Companies—Diversified	0.7
Insurance	2.1
Internet	9.1
Iron & Steel	1.4
Leisure Time	0.4
Lodging	1.2
Machinery-Constr&Mining	0.6
Machinery-Diversified	0.9
Metal Fabricate & Hardware	0.4
Mining	2.8
Miscellaneous Manufacturers	0.7
Oil & Gas	9.0
Oil & Gas Services	0.5
Pharmaceuticals	0.3
Real Estate	0.2
Regional (State & Province)	0.8
Retail	1.7
Semiconductors	13.1
Short Term Investments	0.4
Software	1.0
Telecommunications	3.6
Money Market Investments	1.7

Total	100.3%

*	Value rounds to less than 0.1% of net assets.

See accompanying notes to financial statements.

41

TCW Emerging Markets Multi-Asset Opportunities Fund

Investments by Country

Country	Percentage of Net Assets
Argentina	4.1%
Bahrain	0.8
Brazil	9.7
Chile	0.7
China	21.6
Colombia	0.5
Costa Rica	0.6
Dominican Republic	0.8
Ecuador	0.8
Egypt	1.0
El Salvador	0.6
Germany	1.0
Greece	0.3
Hungary	0.8
India	7.5
Indonesia	1.8
Iraq	0.3
Ivory Coast	0.2
Jamaica	0.2
Japan	1.4
Jordan	0.3
Kazakhstan	2.0
Kenya	0.4
Lebanon	1.2
Malaysia	0.2
Mexico	2.2
Mongolia	0.2
Netherlands	0.4
Nigeria	0.2
Oman	0.7
Panama	0.7
Peru	1.0
Poland	1.9
Russia	3.0
Saudi Arabia	0.5
Senegal	0.3
South Africa	3.2
South Korea	9.5
Sri Lanka	0.6
Switzerland	0.3
Taiwan	5.5
Thailand	1.2
Turkey	2.0
Ukraine	1.9
United Arab Emirates	1.5
United Kingdom	0.7
United States	3.1
Uruguay	0.1
Venezuela	0.5
Zambia	0.3

Total	100.3%

See accompanying notes to financial statements.

42

TCW Emerging Markets Multi-Asset Opportunities Fund

Fair Valuation Summary	October 31, 2017

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Fixed Income Securities
Airlines	$—	$212,060	$—	$212,060
Banks	—	838,374	—	838,374
Commercial Services	—	212,800	—	212,800
Diversified Financial Services	—	210,620	—	210,620
Electric	—	1,436,830	—	1,436,830
Energy-Alternate Sources	—	207,360	—	207,360
Engineering & Construction	—	385,038	—	385,038
Foreign Government Bonds	—	15,059,964	—	15,059,964
Iron & Steel	—	411,360	—	411,360
Mining	—	422,240	—	422,240
Oil & Gas Services	—	416,008	—	416,008
Oil & Gas	—	3,634,849	—	3,634,849
Real Estate	—	200,349	—	200,349
Regional (State & Province)	—	617,860	—	617,860
Telecommunications	—	613,040	—	613,040

Total Fixed Income Securities	—	24,878,752	—	24,878,752

Preferred Stock
Banks	423,626	—	—	423,626
Food	257,853	—	—	257,853
Forest Products & Paper	256,040	—	—	256,040

Total Preferred Stock	937,519	—	—	937,519

Common Stock
Advertising	509,652	—	—	509,652
Airlines	707,412	243,561	—	950,973
Auto Manufacturers	—	2,459,723	—	2,459,723
Auto Parts & Equipment	—	315,026	—	315,026
Banks	1,060,111	4,198,136	—	5,258,247
Beverages	—	2,390,433	—	2,390,433
Biotechnology	—	162,962	—	162,962
Chemicals	320,287	—	—	320,287
Commercial Services	1,515,640	—	—	1,515,640
Cosmetics/Personal Care	300,461	—	—	300,461
Diversified Financial Services	586,813	158,797	—	745,610
Electronics	—	667,634	—	667,634
Engineering & Construction	—	1,723,825	—	1,723,825
Food	—	754,493	—	754,493
Healthcare-Products	—	328,628	—	328,628
Healthcare-Services	—	1,211,166	—	1,211,166
Holding Companies — Diversified	265,740	318,428	—	584,168
Insurance	—	1,704,970	—	1,704,970
Internet	3,631,842	3,852,136	—	7,483,978
Iron & Steel	240,834	489,766	—	730,600
Leisure Time	364,474	—	—	364,474
Lodging	543,520	415,961	—	959,481

See accompanying notes to financial statements.

43

TCW Emerging Markets Multi-Asset Opportunities Fund

Fair Valuation Summary (Continued)	October 31, 2017

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Machinery-Constr&Mining	$286,604	$253,759	$—	$540,363
Machinery-Diversified	—	671,990	—	671,990
Metal Fabricate & Hardware	—	339,119	—	339,119
Mining	—	1,801,057	—	1,801,057
Miscellaneous Manufacturers	—	603,109	—	603,109
Oil & Gas	1,385,754	2,348,718	—	3,734,472
Pharmaceuticals	—	286,483	—	286,483
Retail	614,435	771,216	—	1,385,651
Semiconductors	1,451,063	9,284,062	—	10,735,125
Software	809,784	—	—	809,784
Telecommunications	929,398	1,564,372	—	2,493,770

Total Common Stock	15,523,824	39,319,530	—	54,843,354

Currency Options	—	8,162	—	8,162
Money Market Investments	1,395,543	—	—	1,395,543
Short-Term Investments	—	319,999	—	319,999

Total Investments	17,856,886	64,526,443	—	82,383,329

Asset Derivatives
Forward Currency Contracts
Foreign Currency Risk	—	35,501	—	35,501
Swap Agreements
Credit Risk	—	2,849	—	2,849

Total	$17,856,886	$64,564,793	$—	$82,421,679

Liability Derivatives
Forward Currency Contracts
Foreign Currency Risk	$—	$(40,681)	$—	$(40,681)
Written Options
Foreign Currency Risk	—	(1,728)	—	(1,728)
Swap Agreements
Credit Risk	—	(15,241)	—	(15,241)

Total	$—	$(57,650)	$—	$(57,650)

See accompanying notes to financial statements.

44

TCW International Small Cap Fund

Schedule of Investments	October 31, 2017

Issues	Shares	Value
COMMON STOCK — 95.2% of Net Assets
Australia — 1.0%
G8 Education, Ltd.	14,495	$50,728
NEXTDC, Ltd. (1)	13,425	53,201

Total Australia
(Cost: $93,922)		103,929

Austria — 3.3%
EVN AG	3,219	50,812
FACC AG (1)	4,240	73,967
S IMMO AG	2,853	50,270
Schoeller-Bleckmann Oilfield Equipment AG (1)	1,096	102,322
UNIQA Insurance Group AG	4,536	46,479

Total Austria
(Cost: $273,931)		323,850

Brazil — 3.8%
CVC Brasil Operadora e Agencia de Viagens S.A.	5,800	76,592
Gol Linhas Aereas Inteligentes S.A. (ADR) (1)	4,300	91,074
Qualicorp S.A.	3,900	41,726
Ser Educacional S.A.	9,000	84,873
Ser Educacional S.A. (1)	789	7,477
Smiles Fidelidade S.A.	2,900	75,794

Total Brazil
(Cost: $317,645)		377,536

Canada — 2.6%
BRP, Inc.	1,600	53,817
Chorus Aviation, Inc.	7,000	49,577
MEG Energy Corp. (1)	11,000	48,895
TORC Oil & Gas, Ltd.	9,500	50,039
Trican Well Service, Ltd. (1)	14,700	55,306

Total Canada
(Cost: $246,018)		257,634

China — 6.8%
Baozun, Inc. (SP ADR) (1)	1,400	43,946
China Animal Healthcare, Ltd. (1)	338,522	—
Maanshan Iron & Steel Co., Ltd. (1)	98,000	46,051
Microport Scientific Corp.	51,000	50,330
Q Technology Group Co., Ltd.	23,000	51,503
Sichuan Swellfun Co., Ltd.	30,000	211,614
Sinotruk Hong Kong, Ltd.	60,500	80,449
Xiabuxiabu Catering Management China Holdings Co., Ltd.	50,500	73,791
YY, Inc. (ADR) (1)	1,300	117,507

Total China
(Cost: $880,527)		675,191

Denmark — 1.9%
Ambu A/S	854	78,723
Bang & Olufsen A/S (1)	2,460	56,998

Issues	Shares	Value
Denmark (Continued)
Topdanmark A/S (1)	1,290	$53,035

Total Denmark
(Cost: $161,509)		188,756

France — 6.4%
Air France-KLM (1)	3,260	51,048
Assystem	1,247	48,244
BioMerieux	585	45,890
Devoteam S.A.	521	48,701
Eramet (1)	1,085	89,366
Europcar Groupe S.A.	6,045	86,460
Manitou BF S.A.	2,717	107,616
Teleperformance	669	97,712
Trigano S.A.	400	64,554

Total France
(Cost: $467,303)		639,591

Germany — 6.4%
BayWa AG	1,269	49,598
Evotec AG (1)	1,920	40,860
Hapag-Lloyd AG (1)	1,119	49,178
KION Group AG	1,224	98,085
SGL Carbon SE (1)	2,970	46,845
Siltronic AG (1)	465	69,406
TAG Immobilien AG	3,070	52,931
Uniper SE	3,655	102,709
VTG AG	1,310	75,662
Wuestenrot & Wuerttembergische AG	1,900	51,020

Total Germany
(Cost: $538,396)		636,294

Hungary — 0.5% (Cost: $48,031)
MOL Hungarian Oil & Gas PLC	4,120	49,330

India — 2.7%
Dilip Buildcon, Ltd.	4,092	53,774
Hindalco Industries, Ltd.	14,625	60,501
Indraprastha Gas, Ltd.	4,360	106,741
IRB Infrastructure Developers, Ltd.	6,980	26,259
Sadbhav Engineering, Ltd.	5,000	24,445

Total India
(Cost: $220,304)		271,720

Ireland — 0.5% (Cost: $48,839)
UDG Healthcare PLC	4,215	51,747

Israel — 1.7%
Elbit Systems, Ltd.	300	44,586
Mazor Robotics, Ltd. (SP ADR) (1)	1,000	64,560
Tower Semiconductor, Ltd. (1)	1,900	62,814

Total Israel
(Cost: $123,489)		171,960

See accompanying notes to financial statements.

45

TCW International Small Cap Fund

Schedule of Investments (Continued)

Issues	Shares	Value
Italy — 3.0%
Astaldi SpA	6,906	$47,821
Banca IFIS SpA	945	51,491
Credito Emiliano SpA	5,405	47,381
ERG SpA	2,989	49,967
FinecoBank Banca Fineco SpA	5,650	52,849
Iren SpA	17,550	48,291

Total Italy
(Cost: $278,020)		297,800

Japan — 20.5%
Azbil Corp.	1,100	48,065
Broadleaf Co., Ltd.	6,000	49,294
cocokara fine, Inc.	800	44,633
Daifuku Co., Ltd.	1,000	48,791
Disco Corp.	400	92,752
Duskin Co., Ltd.	1,700	46,661
en-japan, Inc.	1,300	50,168
Fancl Corp.	2,200	58,081
Furukawa Electric Co., Ltd.	1,700	103,565
Harmonic Drive Systems, Inc.	1,000	51,997
Jafco Co., Ltd.	900	44,511
Konishi Co., Ltd.	1,300	22,637
Kureha Corp.	400	23,544
Kyowa Exeo Corp.	2,700	58,854
Lasertec Corp.	2,300	50,637
Maeda Kosen Co., Ltd.	3,000	52,114
Mandom Corp.	1,800	53,669
Mitsubishi Logisnext Co., Ltd.	6,400	47,062
Mitsui High-Tec, Inc.	2,000	42,251
Mitsui Mining & Smelting Co., Ltd.	1,100	57,276
Nabtesco Corp.	2,500	99,382
Nihon M&A Center, Inc.	900	43,116
Nippon Ceramic Co., Ltd.	1,700	48,526
Open House Co., Ltd.	1,400	54,002
Outsourcing, Inc.	4,000	55,181
PALTAC Corp.	1,100	43,716
Prima Meat Packers, Ltd.	6,000	39,233
San-Ai Oil Co., Ltd.	2,100	25,098
Sankyu, Inc.	1,200	49,645
Shikoku Chemicals Corp.	4,000	66,615
THK Co., Ltd.	2,700	98,551
Tokai Carbon Co., Ltd.	6,500	64,996
Tokyo Seimitsu Co., Ltd.	1,400	55,693
Toyo Tanso Co., Ltd.	2,700	76,273
Tsukui Corp.	7,500	53,998
Ulvac, Inc.	1,000	70,891
Yaskawa Electric Corp.	1,400	50,196

Total Japan
(Cost: $1,738,887)		2,041,674

Issues	Shares	Value
Kazakhstan — 1.4% (Cost: $145,907)
KAZ Minerals PLC (1)	13,142	$141,879

Malaysia — 0.5% (Cost: $45,204)
Unisem M BHD	52,800	49,899

Netherlands — 2.9%
AMG Advanced Metallurgical Group NV	2,320	111,045
BE Semiconductor Industries NV	1,406	110,496
IMCD Group NV	1,030	64,787

Total Netherlands
(Cost: $196,602)		286,328

New Zealand — 1.5%
a2 Milk Co., Ltd. (1)	17,001	99,570
Comvita, Ltd.	8,745	50,981

Total New Zealand
(Cost: $128,587)		150,551

Norway — 0.5% (Cost: $45,888)
Storebrand ASA	5,500	47,027

Poland — 1.6%
Dino Polska S.A. (1)	3,100	58,291
Grupa Lotos S.A.	2,952	53,549
KGHM Polska Miedz S.A.	1,435	48,519

Total Poland
(Cost: $145,399)		160,359

Portugal — 0.8% (Cost: $72,037)
Banco Comercial Portugues S.A. — Class R (1)	263,775	78,830

South Africa — 0.5% (Cost: $51,784)
Barloworld, Ltd.	5,267	49,656

Sweden — 0.6% (Cost: $44,420)
SAS AB (1)	19,860	61,439

Switzerland — 7.4%
BKW AG	1,609	94,130
Bucher Industries AG	132	51,692
GAM Holding AG (1)	3,075	47,972
Inficon Holding AG (1)	119	73,975
OC Oerlikon Corp. AG	5,525	88,713
Siegfried Holding AG	150	46,956
Temenos Group AG	1,863	215,307
VAT Group AG (1)	430	56,030
Wizz Air Holdings PLC (1)	1,300	56,541

Total Switzerland
(Cost: $537,794)		731,316

Taiwan — 3.0%
Accton Technology Corp.	29,000	93,509
Lite-On Semiconductor Corp.	40,000	50,355
Tripod Technology Corp.	14,000	51,559

See accompanying notes to financial statements.

46

TCW International Small Cap Fund

October 31, 2017

Issues	Shares	Value
Taiwan (Continued)
Win Semiconductors Corp.	12,000	$98,312

Total Taiwan
(Cost: $246,998)		293,735

Thailand — 0.6% (Cost: $44,032)
Star Petroleum Refining PCL (NVDR)	104,900	54,976

Turkey — 0.5% (Cost: $46,945)
Turk Hava Yollari (1)	16,760	45,959

United Arab Emirates — 1.2% (Cost: $46,456)
NMC Health PLC	3,154	121,174

United Kingdom — 11.1%
Acal PLC	11,930	50,221
Advanced Medical Solutions Group PLC	11,249	51,761
Bellway PLC	1,215	58,901
Burford Capital, Ltd.	5,922	97,515
Clinigen Healthcare, Ltd. (1)	3,625	56,659
Coats Group PLC	45,801	52,033
Fenner PLC	9,652	44,188
IQE PLC (1)	52,305	101,062
John Laing Group PLC	12,884	48,864
Man Group PLC	20,115	51,719
Morgan Advanced Materials PLC	12,272	51,171
Redrow PLC	13,066	112,955
Rentokil Initial PLC	11,530	51,409
Senior PLC	14,200	54,377
SSP Group PLC	15,571	120,908
Stock Spirits Group PLC	14,179	47,449
Thomas Cook Group PLC	29,803	47,411

Total United Kingdom
(Cost: $862,354)		1,098,603

Total Common Stock
(Cost: $8,097,228)		9,458,743

Issues	Shares	Value
PREFERRED STOCK — 0.9%
Brazil — 0.4% (Cost: $49,053)
Suzano Papel e Celulose S.A. 1.66%	7,400	$45,987

Germany — 0.5% (Cost: $39,161)
Jungheinrich AG, 1.55%	1,053	47,960

Total Preferred Stock
(Cost: $88,214)		93,947

MONEY MARKET INVESTMENTS — 4.1%
State Street Institutional U.S. Government Money Market Fund — Premier Class, 0.96% (2)	408,481	408,481

Total Money Market Investments
(Cost: $408,481)		408,481

Total Investments (100.2%)
(Cost: $8,593,923)		9,961,171
Liabilities in Excess of Other Assets (-0.2%)		(22,361)

Total Net Assets (100.0%)		$9,938,810

Notes to the Schedule of Investments:

ADR -	American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.
NVDR -	Non-Voting Depositary Receipt.
SP ADR -	Sponsored American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks that are issued with the cooperation of the company whose stock underlies the ADR and entitles the shareholder to all dividends, capital gains and voting rights.
(1)	Non-income producing security.
(2)	Rate disclosed is the 7-day net yield as of October 31, 2017.

See accompanying notes to financial statements.

47

TCW International Small Cap Fund

Investments by Industry

Industry	Percentage of Net Assets
Aerospace & Defense	1.8%
Airlines	3.6
Banks	1.8
Beverages	2.6
Building Products	0.5
Capital Markets	2.4
Chemicals	1.8
Commercial Services & Supplies	1.0
Communications Equipment	1.0
Construction & Engineering	2.6
Distributors	0.4
Diversified Consumer Services	1.4
Diversified Financial Services	0.5
Electric Utilities	1.4
Electrical Equipment	2.3
Electronic Equipment, Instruments & Components	3.2
Energy Equipment & Services	1.6
Food & Staples Retailing	1.1
Food Products	1.4
Gas Utilities	1.1
Health Care Equipment & Supplies	2.9
Health Care Providers & Services	2.6
Hotels, Restaurants & Leisure	3.3
Household Durables	2.8
Independent Power and Renewable Electricity Producers	1.5
Insurance	2.0
Internet Software & Services	2.6
IT Services	0.5
Leisure Products	1.1
Life Sciences Tools & Services	1.5
Machinery	9.9
Marine	0.5
Media	0.8
Metals & Mining	5.6
Multi-Utilities	0.5
Oil, Gas & Consumable Fuels	2.9
Paper & Forest Products	0.4
Personal Products	1.6
Pharmaceuticals	0.0
Professional Services	3.0
Real Estate	0.5
Real Estate Management & Development	0.5
Road & Rail	2.2
Semiconductors & Semiconductor Equipment	8.5
Software	2.7
Textiles, Apparel & Luxury Goods	0.5
Trading Companies & Distributors	1.7
Money Market Investments	4.1

Total	100.2%

See accompanying notes to financial statements.

48

TCW International Small Cap Fund

Fair Valuation Summary	October 31, 2017

The following is a summary of the fair valuations according to the inputs used as of October 31, 2017 in valuing the Fund’s investments:

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stock
Aerospace & Defense	$118,553	$54,377	$—	$172,930
Airlines	140,651	214,987	—	355,638
Banks	47,381	131,679	—	179,060
Beverages	47,449	211,614	—	259,063
Building Products	—	52,114	—	52,114
Capital Markets	97,515	144,202	—	241,717
Chemicals	—	177,792	—	177,792
Commercial Services & Supplies	—	98,070	—	98,070
Communications Equipment	—	93,509	—	93,509
Construction & Engineering	48,864	211,153	—	260,017
Distributors	—	43,716	—	43,716
Diversified Consumer Services	92,350	50,728	—	143,078
Diversified Financial Services	—	51,491	—	51,491
Electric Utilities	50,812	94,130	—	144,942
Electrical Equipment	—	226,683	—	226,683
Electronic Equipment, Instruments & Components	50,221	272,321	—	322,542
Energy Equipment & Services	157,628	—	—	157,628
Food & Staples Retailing	—	102,924	—	102,924
Food Products	—	138,803	—	138,803
Gas Utilities	—	106,741	—	106,741
Health Care Equipment & Supplies	116,321	174,943	—	291,264
Health Care Providers & Services	93,473	175,172	—	268,645
Hotels, Restaurants & Leisure	150,383	168,319	—	318,702
Household Durables	169,953	110,404	—	280,357
Independent Power and Renewable Electricity Producers	49,967	102,709	—	152,676
Insurance	—	197,561	—	197,561
Internet Software & Services	211,723	53,201	—	264,924
IT Services	48,701	—	—	48,701
Leisure Products	53,817	64,554	—	118,371
Life Sciences Tools & Services	56,659	87,816	—	144,475
Machinery	202,975	720,752	—	923,727
Marine	—	49,178	—	49,178
Media	75,794	—	—	75,794
Metals & Mining	—	554,637	—	554,637
Multi-Utilities	48,291	—	—	48,291
Oil, Gas & Consumable Fuels	98,934	182,953	—	281,887
Personal Products	50,981	111,750	—	162,731
Pharmaceuticals	—	—	—	—
Professional Services	48,244	246,177	—	294,421
Real Estate Management & Development	—	54,002	—	54,002
Real Estate	—	52,931	—	52,931
Road & Rail	—	211,767	—	211,767
Semiconductors & Semiconductor Equipment	163,876	690,692	—	854,568
Software	—	264,601	—	264,601
Textiles, Apparel & Luxury Goods	52,033	—	—	52,033
Trading Companies & Distributors	49,656	114,385	—	164,041

Total Common Stock	2,593,205	6,865,538	—	9,458,743

See accompanying notes to financial statements.

49

TCW International Small Cap Fund

Fair Valuation Summary (Continued)	October 31, 2017

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Stock
Machinery	$—	$47,960	$—	$47,960
Paper & Forest Products	45,987	—	—	45,987

Total Preferred Stock	45,987	47,960	—	93,947

Money Market Investments	408,481	—	—	408,481

Total Investments	$3,047,673	$6,913,498	$—	$9,961,171

See accompanying notes to financial statements.

50

TCW Funds, Inc.

Statements of Assets and Liabilities	October 31, 2017

	TCW Developing Markets Equity Fund	TCW Emerging Markets Income Fund		TCW Emerging Markets Local Currency Income Fund		TCW Emerging Markets Multi-Asset Opportunities Fund		TCW International Small Cap Fund
ASSETS
Investments, at Value (1)	$6,114	$3,525,894		$171,033		$82,383		$9,961
Foreign Currency, at Value (2)	86	32		—	(3)	867		31
Cash	—	—		—		6		—
Receivable for Securities Sold	125	45,941		4,455		1,420		161
Receivable for Fund Shares Sold	—	4,503		249		330		91
Interest and Dividends Receivable	2	51,703		3,043		451		11
Foreign Tax Reclaims Receivable	—	—		—		—		5
Receivable from Investment Advisor	27	43		20		55		19
Unrealized Appreciation on Open Forward Foreign Currency Contracts	—	4,874		600		35		—
Cash Collateral Held for Brokers	—	7,820		520		—		—
Open Swap Agreements, at Value	—	436		—		3		—
Prepaid Expenses	15	18		29		17		8

Total Assets	6,369	3,641,264		179,949		85,567		10,287

LIABILITIES
Distributions Payable	—	15,308		1,348		—		—
Payable for Securities Purchased	147	45,338		1,710		3,147		288
Payable for Fund Shares Redeemed	—	4,537		134		—		—
Accrued Capital Gain Withholding Taxes	—	—		74		80		—
Disbursements in Excess of Available Cash	10	10,138		2,588		—		—
Accrued Directors’ Fees and Expenses	13	13		13		13		13
Accrued Management Fees	4	2,363		120		66		6
Accrued Distribution Fees	—	124		8		8		1
Interest Payable on Swap Agreements	—	328		—		2		—
Options Written, at Value	—	239	(4)	18	(4)	2	(4)	—
Open Swap Agreements, at Value	—	2,569		—		15		—
Collateral Pledged by Brokers	—	2,320		260		—		—
Unrealized Depreciation on Open Forward Foreign Currency Contracts	—	6,565		694		41		—
Other Accrued Expenses	40	874		107		88		40

Total Liabilities	214	90,716		7,074		3,462		348

NET ASSETS	$6,155	$3,550,548		$172,875		$82,105		$9,939

See accompanying notes to financial statements.

51

TCW Funds, Inc.

Statements of Assets and Liabilities (Continued)	October 31, 2017

	TCW Developing Markets Equity Fund	TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund	TCW Emerging Markets Multi-Asset Opportunities Fund	TCW International Small Cap Fund
NET ASSETS CONSIST OF:
Paid-in Capital	$5,491	$4,096,995	$193,736	$74,366	$10,552
Accumulated Net Realized Loss on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency	(776)	(649,642)	(25,305)	(4,466)	(1,971)
Unrealized Appreciation of Investments, Options Written, Swap Contracts and Foreign Currency	1,410	82,171	1,158	10,375	1,366
Undistributed Net Investment Income (Loss)	30	21,024	3,286	1,830	(8)

NET ASSETS	$6,155	$3,550,548	$172,875	$82,105	$9,939

NET ASSETS ATTRIBUTABLE TO:
I Class Share	$4,433	$3,039,671	$138,068	$42,041	$6,350

N Class Share	$1,722	$510,877	$34,807	$40,064	$3,589

CAPITAL SHARES OUTSTANDING: (5)
I Class Share	396,890	355,786,827	14,847,187	3,592,057	603,780

N Class Share	154,160	46,446,073	3,745,947	3,436,476	340,874

NET ASSET VALUE PER SHARE: (6)
I Class Share	$11.17	$8.54	$9.30	$11.70	$10.52

N Class Share	$11.17	$11.00	$9.29	$11.66	$10.53

(1)	The identified cost for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund, the TCW Emerging Markets Multi-Asset Opportunities Fund and the TCW International Small Cap Fund at October 31, 2017 was $4,704, $3,441,290, $169,633, $71,916 and $8,594, respectively.
(2)	The identified cost for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund, the TCW Emerging Markets Multi-Asset Opportunities Fund and the TCW International Small Cap Fund at October 31, 2017 was $86, $32,$0, $867 and $31, respectively.
(3)	Amount rounds to less than $1.
(4)	Premium received $250, $17 and $2 for the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund, respectively.
(5)	The number of authorized shares, with a par value of $0.001 per share is 4,000,000,000 for each of the I Class and N Class shares.
(6)	Represents offering price and redemption price per share.

See accompanying notes to financial statements.

52

TCW Funds, Inc.

Statements of Operations	Year Ended October 31, 2017

	TCW Developing Markets Equity Fund		TCW Emerging Markets Income Fund	TCW Emerging Markets Local Currency Income Fund		TCW Emerging Markets Multi-Asset Opportunities Fund		TCW International Small Cap Fund
INVESTMENT INCOME
Income:
Dividends	$107	(1)	$248	$—		$654	(1)	$162 (1)
Interest	—		249,823 (2)	10,813	(2)	1,638	(2)	—

Total	107		250,071	10,813		2,292		162

Expenses:
Management Fees	43		25,248	1,036		521		66
Accounting Services Fees	1		308	6		2		1
Administration Fees	—	(3)	191	4		2		1
Transfer Agent Fees:
I Class	6		1,856	76		11		8
N Class	5		542	12		23		7
Custodian Fees	42		449	152		169		50
Professional Fees	21		94	39		36		28
Directors’ Fees and Expenses	44		44	44		44		44
Registration Fees:
I Class	16		81	19		16		16
N Class	16		39	19		17		16
Distribution Fees:
N Class	4		1,383	52		41		8
Shareholder Reporting Expense	1		15	3		6		1
Other	29		558	26		27		26

Total	228		30,808	1,488		915		272

Less Expenses Borne by Investment Advisor:
I Class	104		—	45		120		83
N Class	57		143	76		120		63

Net Expenses	67		30,665	1,367		675		126

Net Investment Income	40		219,406	9,446		1,617		36

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net Realized Gain on:
Investments (4)	302		42,734 (4)	2,911	(4)	1,106	(4)	1,520
Foreign Currency	(16)		(935)	(233)		(184)		(10)
Foreign Currency Forward Contracts	—		(8,926)	1,150		(48)		10
Futures Contracts	—		(576)	—		(3)		—
Options Written	—		2,128	168		14		—
Swap Agreements	—		(5,999)	—		(37)		—
Change in Unrealized Appreciation (Depreciation) on:
Investments	861		11,164	(5,634	) (5)	6,917	(5)	777
Foreign Currency	—	(3)	(209)	(118)		1		(1)
Foreign Currency Forward Contracts	—		895	54		13		(52)
Options Written	—		(765)	(55)		(6)		—
Swap Agreements	—		128	—		—	(3)	—

Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions	1,147		39,639	(1,757)		7,773		2,244

INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,187		$259,045	$7,689		$9,390		$2,280

(1)	Net of foreign taxes withheld of $12, $69 and $13 for the TCW Developing Markets Equity Fund, the TCW Emerging Markets Multi-Asset Opportunities Fund and the TCW International Small Cap Fund, respectively.
(2)	Net of foreign taxes withheld of $394, $220 and $4 for the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund, respectively.
(3)	Amount rounds to less than $1.
(4)	Net of capital gain withholding taxes of $25, $131, and $9 for the TCW Emerging Markets Income Fund, the TCW Emerging Markets Local Currency Income Fund, and the TCW Emerging Markets Multi-Asset Opportunities Fund, respectively.
(5)	Net of capital gain withholding taxes of $72 and $80 for the TCW Emerging Markets Local Currency Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund, respectively.

See accompanying notes to financial statements.

53

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Developing Markets Equity Fund		TCW Emerging Markets Income Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$40	$52	$219,406	$199,857
Net Realized Gain (Loss) on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Transactions	286	(749)	28,426	(75,175)
Change in Unrealized Appreciation on Investments, Options Written and Foreign Currency Transactions	861	963	11,213	244,537

Increase in Net Assets Resulting from Operations	1,187	266	259,045	369,219

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(34)	(1)	(149,103)	(119,349)
N Class	(13)	(1)	(27,875)	(24,182)

Total Distributions to Shareholders	(47)	(2)	(176,978)	(143,531)

NET CAPITAL SHARE TRANSACTIONS
I Class	34	(5)	395,462	(343,324)
N Class	40	(7)	(35,930)	(28,507)

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	74	(12)	359,532	(371,831)

Increase (Decrease) in Net Assets	1,214	252	441,599	(146,143)
NET ASSETS
Beginning of Year	4,941	4,689	3,108,949	3,255,092

End of Year	$6,155	$4,941	$3,550,548	$3,108,949

Undistributed Net Investment Income	$30	$46	$21,024	$7,718

See accompanying notes to financial statements.

54

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW Emerging Markets Local Currency Income Fund		TCW Emerging Markets Multi-Asset Opportunities Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016	Year Ended October 31, 2017	Year Ended October 31, 2016
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$9,446	$10,405	$1,617	$1,488
Net Realized Gain (Loss) on Investments, Futures Contracts, Options Written, Swap Contracts and Foreign Currency Transactions	3,996	(31,432)	848	(1,880)
Change in Unrealized Appreciation (Depreciation) on Investments, Options Written and Foreign Currency Transactions	(5,753)	31,708	6,925	4,303

Increase in Net Assets Resulting from Operations	7,689	10,681	9,390	3,911

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(5,678)	—	(1,353)	(931)
N Class	(1,177)	—	(56)	(103)

Total Distributions to Shareholders	(6,855)	—	(1,409)	(1,034)

NET CAPITAL SHARE TRANSACTIONS
I Class	39,045	(19,368)	73	(5,065)
N Class	20,021	(133,642)	31,790	603

Increase (Decrease) in Net Assets Resulting from Net Capital Shares Transactions	59,066	(153,010)	31,863	(4,462)

Increase (Decrease) in Net Assets	59,900	(142,329)	39,844	(1,585)
NET ASSETS
Beginning of Year	112,975	255,304	42,261	43,846

End of Year	$172,875	$112,975	$82,105	$42,261

Undistributed (Overdistributed) Net Investment Income	$3,286	$(885)	$1,830	$1,200

See accompanying notes to financial statements.

55

TCW Funds, Inc.

Statements of Changes in Net Assets

	TCW International Small Cap Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
	Dollar Amounts in Thousands
OPERATIONS
Net Investment Income	$36	$26
Net Realized Gain (Loss) on Investments and Foreign Currency Transactions	1,520	(86)
Change in Unrealized Appreciation on Investments and Foreign Currency Transactions	724	10

Increase (Decrease) in Net Assets Resulting from Operations	2,280	(50)

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from Net Investment Income:
I Class	(18)	(245)
N Class	(11)	(145)

Total Distributions to Shareholders	(29)	(390)

NET CAPITAL SHARE TRANSACTIONS
I Class	(793)	(1,322)
N Class	(346)	(125)

Decrease in Net Assets Resulting from Net Capital Shares Transactions	(1,139)	(1,447)

Increase (Decrease) in Net Assets	1,112	(1,887)
NET ASSETS
Beginning of Year	8,827	10,714

End of Year	$9,939	$8,827

Undistributed Net Investment Loss	$(8)	$(92)

See accompanying notes to financial statements.

56

TCW Funds, Inc.

Notes to Financial Statements	October 31, 2017

Note 1 — Organization

TCW Funds, Inc., a Maryland corporation (the “Company”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that currently offers 21 no-load mutual funds (each series, a “Fund” and collectively, the “Funds”). TCW Investment Management Company LLC (the “Advisor”) is the investment advisor to and an affiliate of the Funds and is registered under the Investment Advisers Act of 1940, as amended. Each Fund has distinct investment objectives. The following are the objectives for the 5 International Funds that are covered in this report:

TCW Fund	Investment Objective
Diversified Fixed Income Fund

TCW Emerging Markets Income Fund	Seeks high total return from current income and capital appreciation by investing at least 80% of the value of its net assets in debt securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries.
Non-Diversified Fixed Income Fund

TCW Emerging Markets Local Currency Income Fund	Seeks to provide high total return from current income and capital appreciation by investing at least 80% of the value of its net assets in debt securities issued or guaranteed by companies and government entities in emerging market countries denominated in the local currencies of the issuer and in derivative instruments that provide investment exposure to such securities.
Diversified International Equity Fund

TCW International Small Cap Fund	Seeks long-term capital appreciation by investing at least 80% of its net assets in equity securities of small capitalization companies that are generally outside the United States or whose primary business operations are outside the United States.
Non-Diversified International Equity Fund

TCW Developing Markets Equity Fund	Seeks long-term capital appreciation by investing primarily in equity securities of companies and financial institutions domiciled or with primary business operations in, or with the majority of their net assets in or revenues or net income deriving from, developing market countries.
Non-Diversified Balanced Fund

TCW Emerging Markets Multi-Asset Opportunities Fund	Seeks current income and long term capital appreciation by investing at least 80% of the value of its net assets in debt and equity securities issued or guaranteed by companies, financial institutions and government entities in emerging market countries.

All Funds offer two classes of shares: I Class and N Class. The classes are substantially the same except that the N Class shares are subject to a distribution fee (see Note 6).

57

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies

The following is a summary of significant accounting policies, which are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) and which are consistently followed by the Funds in the preparation of their financial statements. Each Fund is considered an investment company under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies.

Principles of Accounting:    The Funds use the accrual method of accounting for financial reporting purposes.

Net Asset Value:    The net asset value (“NAV”) per share of each class of a Fund is determined by dividing the Fund’s net assets attributable to each class by the number of shares issued and outstanding of that class on each day the New York Stock Exchange (“NYSE”) is open for trading.

Security Valuations:    Securities listed or traded on the NYSE and other stock exchanges are valued at the latest sale price on that exchange. Securities traded on the NASDAQ stock market (“NASDAQ”) are valued using official closing prices as reported by NASDAQ. All other securities traded over-the-counter (“OTC”) for which market quotations are readily available, including short-term securities, are valued with prices furnished by independent pricing services or by broker dealers.

The Company has adopted, after the approval by the Company’s Board of Directors (the “Board” and each member thereof a “Director”), a fair valuation methodology for foreign equity securities (exclusive of certain Latin American and Canadian equity securities). This methodology is designed to address the effect of movements in the U.S. market on the securities traded on foreign exchanges that have been closed for a period of time due to time zones differences. The utilization of the fair value model may result in the adjustment of prices taking into account fluctuations in the U.S. market. The fair value model is utilized each trading day and not dependent on certain thresholds or triggers.

Securities for which market quotations are not readily available, including circumstances under which the prices received are not reflective of their market values, are valued by the Advisor in good faith under procedures established by and under the general supervision of the Company’s Board.

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. In accordance with the authoritative guidance on fair value measurements and disclosures GAAP, the Funds disclose investments in a three-tier hierarchy. This hierarchy is utilized to establish classification of fair value measurements based on inputs. Inputs that go into fair value measurement refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

58

TCW Funds, Inc.

October 31, 2017

Note 2 — Significant Accounting Policies (Continued)

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

Level 1 —	quoted prices in active markets for identical investments
Level 2 —	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 —	significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy. The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

In periods of market dislocation, the observability of prices and inputs may be reduced for many instruments. This condition, as well as changes related to liquidity of investments, could cause a security to be reclassified between Level 1, Level 2, or Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value Measurements:    Descriptions of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Corporate bonds.    The fair value of corporate bonds is estimated using recently executed transactions, market price quotations (where observable), bond spreads, or credit default swap spreads adjusted for any basis difference between cash and derivative instruments. Corporate bonds are generally categorized in Level 2 of the fair value hierarchy; in instances where prices, spreads, or any of the other aforementioned key inputs are unobservable, they are categorized in Level 3 of the hierarchy.

Credit default swaps.    Credit default swaps are fair valued using pricing models that take into account among other factors, index spread curves, nominal values, modified duration values and cash flows. To the extent that these inputs are observable and timely, the fair values of credit default swaps would be categorized as Level 2; otherwise, the fair values would be categorized in Level 3.

59

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

Equity securities.    Securities are generally valued based on quoted prices from the applicable exchange. To the extent these securities are actively traded and valuation adjustments are not applied, they are generally categorized in Level 1 of the fair value hierarchy. Restricted securities issued by publicly held companies are generally categorized in Level 2 of the fair value hierarchy; if a discount is applied and insignificant, they are categorized in Level 3. Restricted securities held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Certain foreign securities that are fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets are categorized in Level 2 of the fair value hierarchy.

Exchange-traded funds.    Exchange-traded funds are generally valued based on quoted prices from the applicable exchange. They are categorized in Level 1 of the fair value hierarchy.

Foreign currency contracts.    The fair value of foreign currency contracts are derived from indices, reference rates, and other inputs or a combination of these factors. To the extent that these factors can be observed, foreign currency contracts are categorized in Level 2 of the fair value hierarchy.

Money market funds.    Money market funds are open-end mutual funds that invest in short-term debt securities. To the extent that these funds are valued based upon the reported NAV, they are categorized in Level 1 of the fair value hierarchy.

Options contracts.    Options contracts traded on exchanges are valued using market mid prices; as such, they are categorized in Level 1. Option contracts traded OTC are fair valued based on pricing models and incorporate various inputs such as interest rate, credit spreads, currency exchange rates and volatility measurements for in-the-money, at-the-money, and out-of-money contracts on a given strike price. To the extent that these inputs are observable and timely, the fair value of OTC option contracts would be categorized in Level 2; otherwise, the fair values would be categorized in Level 3.

Restricted securities.    Restricted securities, including illiquid Rule 144A securities, held in non-public entities are included in Level 3 of the fair value hierarchy because they trade infrequently, and therefore, the inputs are unobservable. Any other restricted securities valued similar to publicly traded securities may be categorized in Level 2 or 3 of the fair value hierarchy depending on whether a discount is applied and significant to the fair value.

Short-term investments.    Short-term investments are valued using market price quotations, and are reflected in Level 2 of the fair value hierarchy.

U.S. and foreign government and agency securities.    Government and agency securities are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, quoted market prices, and reference data. Accordingly, U.S. and foreign government and agency securities are normally categorized in Level 1 or 2 of the fair value hierarchy depending on the liquidity and transparency of the market.

The summary of the inputs used as of October 31, 2017 is listed after the Schedule of Investments for each Fund.

60

TCW Funds, Inc.

October 31, 2017

Note 2 — Significant Accounting Policies (Continued)

The following table shows transfers between Level 1 and Level 2 of the fair value hierarchy:

Fund	Transfer out of Level 1* and Transfer into Level 2	Transfer out of Level 2* and Transfer into Level 1
TCW Developing Markets Equity Fund	$84,817	$—
TCW Emerging Markets Multi-Asset Opportunities Fund	$338,909	$—
TCW International Small Cap Fund	$331,022	$188,970

*	The Funds recognized transfers between the Levels as of the beginning of the period.

The transfers between Level 1 and Level 2 of the fair value hierarchy during the year ended October 31, 2017 were due to changes in valuation to/from the exchange closing price from/to the fair value price.

The Funds held no investments or other financial instruments at October 31, 2017 for which fair value was calculated using Level 3 inputs.

Security Transactions and Related Investment Income:    Security transactions are recorded as of the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Realized gains and losses on investments are recorded on the basis of specific identification.

Foreign Currency Translation:    The books and records of each Fund are maintained in U.S. dollars as follows: (1) the foreign currency denominated securities and other assets and liabilities stated in foreign currencies are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the Statements of Operations. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains and losses included in realized and unrealized gains and losses are included in, or are a reduction of, ordinary income for federal income tax purposes.

Foreign Taxes:    The Funds may be subject to withholding taxes on income and capital gains imposed by certain countries in which they invest. The withholding tax on income is netted against the income accrued or received. Any reclaimable taxes are recorded as income. The withholding tax on realized or unrealized gain is recorded as a liability.

Derivative Instruments:    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. A derivative contract may result in a mark to market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. The Funds may not be able to close out a derivative transaction at a favorable time or price.

61

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

For year ended October 31, 2017, the following Funds had derivatives and transactions in derivatives, grouped in the following risk categories (amounts in thousands except Notional Amounts or Number of Contracts):

	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Total
TCW Emerging Markets Income Fund
Statement of Asset and Liabilities
Asset Derivatives
Investments (1)	$—	$1,131	$—	$1,131
Swaps Contracts	436	—	—	436
Forward Contracts	—	4,874	—	4,874

Total Value	$436	$6,005	$—	$6,441

Liability Derivatives
Forward Contracts	$—	$6,565	$—	$6,565
Written Options	—	239	—	239
Swaps Contracts	2,569	—	—	2,569

Total Value	$2,569	$6,804	$—	$9,373

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$—	$(8,926)	$—	$(8,926)
Futures Contracts	—	—	(576)	(576)
Investments (2)	—	(1,679)	—	(1,679)
Options Written	—	2,128	—	2,128
Swaps Contracts	(5,999)	—	—	(5,999)

Total Realized Gain (Loss)	$(5,999)	$(8,477)	$(576)	$(15,052)

Change in Appreciation (Depreciation)
Forward Contracts	$—	$895	$—	$895
Investments (3)	—	1,209	—	1,209
Options Written	—	(765)	—	(765)
Swaps Contracts	128	—	—	128

Total Change in Appreciation (Depreciation)	$128	$1,339	$—	$1,467

Number of Contracts or Notional Amounts (5)
Forward Currency Contracts	$—	$207,640,510	—	$207,640,510
Options Purchased	$—	$44,364,158	$—	$44,364,158
Options Written	$—	$46,330,467	—	$46,330,467
Futures Contracts	—	—	354	354
Swaps Contracts	$235,893,750	—	—	235,893,750

62

TCW Funds, Inc.

October 31, 2017

Note 2 — Significant Accounting Policies (Continued)

	Foreign Currency Risk	Total
TCW Emerging Markets Local Currency Income Fund
Statement of Asset and Liabilities
Asset Derivatives
Investments (1)	$86	$86
Forward Contracts	600	600

Total Value	$686	$686

Liability Derivatives
Forward Contracts	$694	$694
Written Options	18	18

Total Value	$712	$712

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$1,150	$1,150
Investments (2)	(174)	(174)
Options Written	168	168

Total Realized Gain (Loss)	$1,144	$1,144

Change in Appreciation (Depreciation)
Forward Contracts	$54	$54
Investments (3)	19	19
Options Written	(55)	$(55)

Total Change in Appreciation (Depreciation)	$18	$18

Notional Amounts (5)
Forward Currency Contracts	$94,522,708	$94,522,708
Options Purchased	3,674,000	3,674,000
Options Written	3,586,667	3,586,667

63

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

	Credit Risk	Foreign Currency Risk	Interest Rate Risk	Total
TCW Emerging Markets Multi-Asset Opportunities Fund
Statement of Asset and Liabilities
Asset Derivatives
Investments (1)	$—	$8	$—	$8
Swaps Contracts	3	—	—	3
Forward Contracts	—	35	—	35

Total Value	$3	$43	$—	$46

Liability Derivatives
Forward Contracts	$—	$41	$—	$41
Written Options	—	2	—	2
Swaps Contracts	15	—	—	15

Total Value	$15	$43	$—	$58

Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$—	$(48)	$—	$(48)
Futures Contracts	—	—	(3)	(3)
Investments (2)	—	(10)	—	(10)
Options Written	—	14	—	14
Swaps Contracts	(37)	—	—	(37)

Total Realized Gain (Loss)	$(37)	$(44)	$(3)	$(84)

Change in Appreciation (Depreciation)
Forward Contracts	$—	$13	$—	$13
Investments (3)	—	10	—	10
Options Written	—	(6)	—	(6)
Swaps Contracts	— (4)	—	—	— (4)

Total Change in Appreciation (Depreciation)	$—	$17	$—	$17

Number of Contracts or Notional Amounts (5)
Forward Currency Contracts	$—	$1,409,806	$—	$1,409,806
Options Purchased	$—	$258,125	$—	$258,125
Options Written	$—	$268,571	$—	$268,571
Futures Contracts	—	—	2	2
Swaps Contracts	$1,444,583	—	—	$1,444,583
TCW International Small Cap Fund
Statement of Operations:
Realized Gain (Loss)
Forward Contracts	$—	$10	$—	$10

Total Realized Gain (Loss)	$—	$10	$—	$10

Change in Appreciation (Depreciation)
Forward Contracts	$—	$(52)	$—	$(52)

Total Change in Appreciation (Depreciation)	$—	$(52)	$—	$(52)

Notional Amounts (5)
Forward Currency Contracts	$—	$2,350,932	$—	$2,350,932

(1)	Represents purchased options, at value.
(2)	Represents realized gain (loss) for purchased options.
(3)	Represents change in unrealized depreciation for purchased options during the period.
(4)	Amount less than $1.
(5)	Amount disclosed represents average number of contracts or notional amounts, which are representative of the volume traded for the year ended October 31, 2017.

64

TCW Funds, Inc.

October 31, 2017

Note 2 — Significant Accounting Policies (Continued)

Counterparty Credit Risk:    Derivative contracts may be exposed to counterparty risk. Losses can occur if the counterparty does not perform under the contract.

The Funds’ risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Funds.

With exchange traded futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Funds do not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

In order to better define its contractual rights and to secure rights that will help the Funds mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Funds and a counterparty that governs OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event a Fund’s net assets decline by a stated percentage or fail to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral requirements:    For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral pledged or received by a Fund.

Cash collateral that has been pledged to cover obligations of a Fund is reported separately on the Statement of Assets and Liabilities. Non-cash collateral pledged by a Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold, typically $250,000 or $500,000, before a transfer is required, which is determined at the close of each business day and the collateral is transferred on the next business day. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by entering into agreements only with counterparties that Advisor believes have the financial resources to honor their obligations and by monitoring the financial stability of those

65

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

counterparties. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Funds have implemented the disclosure requirements pursuant to FASB ASU No. 2013-11, Disclosures about Offsetting Assets and Liabilities that requires disclosures to make financial statements that are prepared under GAAP more comparable to those prepared under International Financial Reporting Standards.

The following table presents the Funds’ OTC derivative assets and liabilities by counterparty net of amounts available for offset under ISDA Master Agreement or Master Repurchase Agreement (“MRA”) and net of the related collateral received by the Funds as of October 31, 2017 (in thousands):

TCW Emerging Markets Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Bank of America (Derivatives)	$1,305	$(1,088)	$217	$—		$217
Barclays Capital (Derivatives)	—	(231)	(231)	231	(2)	—
BNP Paribas S.A. (Derivatives)	147	(2,209)	(2,062)	2,062	(2)	—
Citibank N.A. (Derivatives)	1,530	(4,108)	(2,578)	2,578	(2)	—
Deutsche Bank AG (Derivatives)	—	(465)	(465)	270		(195)
Goldman Sachs & Co. (Derivatives)	3,459	(1,272)	2,187	(2,187	) (2)	—

Total	$6,441	$(9,373)	$(2,932)	$2,954		$22

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount does not include excess collateral pledged or received.

TCW Emerging Markets Local Currency Income Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)		Net Amount (1)
Bank of America (Derivatives)	$75	$(376)	$(301)	$260		$(41)
BNP Paribas S.A. (Derivatives)	37	(37)	—	—		—
Citibank N.A. (Derivatives)	86	(28)	58	—		58
Goldman Sachs International (Derivatives)	481	(242)	239	(239	)(2)	—
Morgan Stanley & Co., Inc. (Derivatives)	—	(1)	(1)	—		(1)
Standard Chartered PLC (Derivatives)	7	(28)	(21)	—		(21)

Total	$686	$(712)	$(26)	$21		$(5)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.
(2)	Amount does not include excess collateral pledged or received.

TCW Emerging Markets Multi-Asset Opportunities Fund

Counterparty	Gross Assets Subject to Master Agreements	Gross Liabilities Subject to Master Agreements	Net Assets (Liabilities) Subject to Master Agreements	Collateral Pledged (Received)	Net Amount (1)
Barclays Bank PLC (Derivatives)	$—	$(2)	$(2)	$—	$(2)
Bank of America (Derivatives)	9	(7)	2	—	2
BNP Paribas S.A. (Derivatives)	1	(16)	(15)	—	(15)
Citibank N.A. (Derivatives)	11	(30)	(19)	—	(19)
Deutsche Bank AG (Derivatives)	—	(2)	(2)	—	(2)
Goldman Sachs International (Derivatives)	25	(1)	24	—	24

Total	$46	$(58)	$(12)	$—	$(12)

(1)	Represents the net amount receivable (payable) from (to) the counterparty in the event of default.

66

TCW Funds, Inc.

October 31, 2017

Note 2 — Significant Accounting Policies (Continued)

Forward Foreign Currency Contracts:    The Funds enter into forward foreign currency contracts as a hedge against fluctuations in foreign exchange rates. Forward foreign currency contracts are marked-to market daily and the change in market value is recorded by each Fund as unrealized gains or losses in the Statement of Assets and Liabilities. When a contract is closed or delivery is taken, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the U.S. dollar. Outstanding foreign currency forward contracts at October 31, 2017 are disclosed in the Schedule of Investments.

Futures Contracts:    The Funds may enter into futures contracts. A Fund may seek to manage a variety of different risks through the use of futures contracts, such as interest rate risk, equity price risk, and currency risk. A Fund may use index futures to hedge against broad market risks to its portfolio or to gain broad market exposure. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash. Positions in futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Because futures contracts are exchange-traded, they typically have minimal exposure to counterparty risk. Parties to a futures contract are not required to post the entire notional amount of the contract, but rather a small percentage of that amount (by way of margin), both at the time they enter into futures transactions, and then on a daily basis if their positions decline in value; as a result, futures contracts are highly leveraged. Such payments are known as variation margin and are recorded by each Fund as unrealized gains or losses. Because futures markets are highly leveraged, they can be extremely volatile, and there can be no assurance that the pricing of a futures contract will correlate precisely with the pricing of the asset or index underlying it or the asset or liability of a Fund that is the subject of the hedge. It may not always be possible for a Fund to enter into a closing transaction with respect to a futures contract it has entered into, at a favorable time or price. When a Fund enters into a futures transaction, it is subject to the risk that the value of the futures contract will move in a direction unfavorable to it.

When a Fund uses futures contracts for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the transactions, at least in part. When a futures contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The TCW Emerging Markets Income Fund utilized futures to help manage interest rate duration and credit market exposure during the fiscal year. However, there are no futures contracts outstanding at October 31, 2017 for any of the Funds.

Options:    The Funds purchase and sell put and call options to enhance investment performance and to protect against changes in market prices. The Funds may also enter into currency options to hedge against currency fluctuations.

Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell specified amounts of currency at a rate of exchange that may be exercised by a certain date. These currency options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or

67

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. Premiums paid for purchasing options that expired are treated as realized losses.

Options purchased or sold by a Fund may be traded on a securities or options exchange. Such options typically have minimal exposure to counterparty risk. However, an exchange or market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by an exchange or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace the expiring series, and opening transactions in existing series may be prohibited.

OTC options are options not traded on exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by a Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. During the year ended October 31, 2017, the TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, and TCW Emerging Markets Multi-Asset Opportunities Fund had options to hedge the currency exposure of the Funds.

Swap Agreements. The Funds may enter into swap agreements. Swap agreements are typically two-party contracts entered into primarily by institutional investors. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index).

A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio — such as interest rate risk (including to adjust the duration or credit quality of a Fund’s bond portfolio), equity risk, or credit risk — or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

A Fund may enter into enter into an interest rate swap agreement. Interest rate swaps are agreements in which one party pays a floating rate of interest on a notional principal amount and receives a fixed rate of interest on the same notional principal amount for a specified period of time. Alternatively, a party may pay a fixed rate and receive a floating rate. In more complex swaps, the notional principal amount may decline

68

TCW Funds, Inc.

October 31, 2017

Note 2 — Significant Accounting Policies (Continued)

(or amortize) over time. The Fund’s maximum risk of loss due to counterparty default is the discounted NAV of the cash flows paid to/received from the counterparty over the interest rate swap’s remaining life.

A Fund may enter into credit default swap transactions as a “buyer” or “seller” of credit protection. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the buyer of credit protection is obligated to pay the protection seller an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. When a Fund buys protection, it may or may not own securities of the reference entity. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position.

Whenever a Fund enters into a swap agreement, it takes on counterparty risk — the risk that its counterparty will be unable or unwilling to meet its obligations under the swap agreement. A Fund also takes the risk that the market will move against its position in the swap agreement. In the case of a total return swap, the swap will change in value depending on the change in value of the asset or index on which the swap is written. When a Fund enters into any type of swap for hedging purposes, it is likely that the Fund will have an asset or liability that will offset any loss (or gain) on the swap, at least in part. Swap agreements may be non-transferable or otherwise highly illiquid, and a Fund may not be able to terminate or transfer a swap agreement at any particular time or at an acceptable price.

During the term of a swap transaction, changes in the value of the swap are recognized as unrealized gains or losses by marking to market to reflect the market value of the swap. When the swap is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the agreement. Upfront swap premium payments paid or received by a Fund, if any, are recorded within the value of the open swap agreement on the Fund’s Statement of Assets and Liabilities and represent payments paid or received upon entering into the swap agreement to compensate for differences between stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on each Fund’s Statement of Operations upon termination or maturity of the swap agreement.

During the term of a swap transaction, the periodic net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate, the change in market value of a specified security, basket of securities or index, or the return generated by a security. These periodic payments received or made by the Funds are recorded as realized gains and losses, respectively. At October 31, 2017, the TCW Emerging Markets Income Fund and the TCW Emerging Markets Multi-Asset Opportunities Fund held credit default swaps listed on the Schedules of Investments to limit certain credit exposure within each Fund.

69

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 2 — Significant Accounting Policies (Continued)

When-Issued, Delayed-Delivery, and Forward Commitment Transactions:    The Funds may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or to adjust the interest rate exposure of each Fund’s existing portfolio. In when issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase securities, with payment and delivery to take place at a future date. Although the Fund does not pay for the securities or start earning interest on them until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and that Fund may have missed an opportunity to make an alternative investment.

Prior to settlement of these transactions, the value of the subject securities will fluctuate with market condition. In addition, because the Fund is not required to pay for when-issued, delayed-delivery, or forward commitment securities until the delivery date, they may result in a form of leverage to the extent the Fund does not set aside liquid assets to cover the commitment. To guard against this deemed leverage, the Fund monitors the obligations under these transactions on a daily basis and ensures that the Fund has sufficient liquid assets to cover them.

Repurchase Agreements:    The Funds may enter into repurchase agreements, under the terms of MRA. The MRA permits a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from each Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, each Fund receives securities as collateral with a market value in excess of the repurchase price. Upon a bankruptcy or insolvency of the MRA counterparty, the Funds recognize a liability with respect to such excess collateral to reflect the Funds obligation under bankruptcy law to return the excess to the counterparty. There were no repurchase agreements outstanding as of October 31, 2017.

Participation Notes:    The Funds may invest in participation notes of equity-linked instruments (collectively, participation notes), through which a counterparty provides exposure to common stock, in the form of an unsecured interest, in markets where direct investment by a Fund is not possible. Participation notes provide the economic benefit of common stock ownership to a Fund, while legal ownership and voting rights are retained by the counterparty. Although participation notes are usually structured with a defined maturity or termination date, early redemption may be possible. Risks associated with participation notes include possible failure of the counterparty to perform in accordance with the terms of the agreement, inability to transfer or liquidate the notes, potential delays or an inability to redeem before maturity under certain market conditions, and limited legal recourse against the issuer of the underlying common stock. None of the Funds held participation notes as of October 31, 2017.

Security Lending:    The Funds may lend their securities to qualified brokers. The loans must be collateralized at all times primarily with cash although the Funds can accept money market instruments or U.S. government securities with a market value at least equal to the market value of the securities on loan. As with any extensions of credit, the Funds may bear the risk of delay in recovery or even loss of rights in the collateral if the borrowers of the securities fail financially. The Funds earn additional income for lending their securities by investing the cash collateral in short-term investments. The Funds did not lend any securities during the year ended October 31, 2017.

70

TCW Funds, Inc.

October 31, 2017

Note 2 — Significant Accounting Policies (Continued)

Allocation of Operating Activity for Multiple Classes:    Investment income, common expenses and realized and unrealized gains and losses are allocated among the share classes of the Funds based on the relative net assets of each class. Distribution fees, which are directly attributable to a class of shares, are charged to the operations of that class. All other expenses are charged to each Fund or class as incurred on a specific identification basis. Differences in class specific fees and expenses will result in differences in net investment income, and in turn differences in dividends paid by each class.

Dividends and Distributions:    Dividends and distributions to shareholders are recorded on the ex-dividend date. The TCW Emerging Markets Income Fund and the TCW Emerging Markets Local Currency Income Fund declare and pay, or reinvest, dividends from net investment income monthly. The other Funds declare and pay, or reinvest, dividends from net investment income annually. Any net long term and net short-term capital gains earned by a fund will be distributed at least annually.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for foreign currency transactions, market discount and premium, losses deferred due to wash sales, excise tax regulations and employing equalization in determining amounts to be distributed to Fund shareholders. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications between paid-in capital, undistributed net investment income (loss), and/or undistributed accumulated realized gain (loss). Undistributed net investment income or loss may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or capital gain remaining at fiscal year end is distributed in the following year.

Use of Estimates:    The preparation of the accompanying financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Note 3 — Risk Considerations

Market Risk:    The Funds’ investments will fluctuate with market conditions, so will the value of your investment in the Funds. You could lose money on your investment in the Funds or the Funds could underperform other investments.

Liquidity Risk:    The Funds’ investments in illiquid securities may reduce the returns of the Funds because they may not be able to sell the illiquid securities at an advantageous time or price. Investments in high yield securities, foreign securities, derivatives or other securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Certain investments in private placements and Rule 144A securities may be considered illiquid investments. The Funds may invest in private placements and Rule 144A securities.

Interest Rate Risk:    The values of the Funds’ investments fluctuate in response to movements in interest rates. If rates rise, the values of debt securities generally fall. The longer the average duration of a Fund’s investment portfolio, the greater the change in value.

Derivatives Risk:    Use of derivatives, which at times is an important part of the Funds’ investment strategy, involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Investments in derivatives could cause the Funds to lose more

71

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 3 — Risk Considerations (Continued)

than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances and there can be no assurance that the Funds will achieve their objective through the use of the derivatives.

Credit Risk:    The values of any of the Funds’ investments may also decline in response to events affecting the issuer or its credit rating. The lower rated debt securities in which a Fund may invest are considered speculative and are subject to greater volatility and risk of loss than investment-grade securities, particularly in deteriorating economic conditions.

Counterparty Risk:    The Funds may be exposed to counterparty risk, or the risk that an entity with which the Funds have unsettled or open transactions may default. Financial assets, which potentially expose the Funds to credit and counterparty risks, consist principally of investments and cash due from counterparties. The exposure to credit and counterparty risks with respect to these financial assets is reflected in fair value recorded in the Funds’ Statements of Assets and Liabilities.

Foreign Currency Risk:    The Funds may be exposed to the risk that the value of the Funds’ investments denominated in foreign currencies will decline in value because the foreign currency has declined in value relative to the U.S. dollar.

Foreign Investing Risk:    The Funds may be exposed to the risk that the Funds share prices will fluctuate with market conditions, currency exchange rates and the economic and political climates in countries where the Funds invest.

For complete information on the various risks involved, please refer to the Funds’ prospectus and the Statement of Additional Information which can be obtained on the Funds’ website (www.tcw.com) or by calling the customer service.

Note 4 — Federal Income Taxes

It is the policy of each Fund to comply with the requirements under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gains on investments, to its shareholders. Therefore, no federal income tax provision is required.

For the years ended October 31, 2017 and 2016, the Funds below realized on a tax basis, the following net realized loss on security transactions (amounts in thousands).

At October 31, 2017, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Developing Markets Equity Fund	$32	$—	$32
TCW Emerging Markets Income Fund	36,407	—	36,407
TCW Emerging Markets Local Currency Income Fund	6,568	—	6,568
TCW Emerging Markets Multi-Asset Opportunity Fund	1,841	—	1,841

72

TCW Funds, Inc.

October 31, 2017

Note 4 — Federal Income Taxes (Continued)

At the end of the previous fiscal year, October 31, 2016, the components of distributable earnings on a tax basis were as follows (amounts in thousands):

	Undistributed Ordinary Income	Undistributed Long-Term Gain	Total Distributable Earnings
TCW Developing Markets Equity Fund	$47	$—	$47
TCW Emerging Markets Income Fund	20,368	—	20,368
TCW Emerging Markets Multi-Asset Opportunity Fund	1,277	—	1,277
TCW International Small Cap Fund	29	—	29

Permanent differences incurred during the year ended October 31, 2017, resulting from differences in book and tax accounting, have been reclassified at year-end between undistributed net investment income (loss), undistributed (accumulated) net realized gain (loss) and paid-in capital as follows, with no impact to the NAV per share (amounts in thousands):

	Undistributed Net Investment Income (Loss)	Undistributed Accumulated Net Realized Gain (Loss)	Paid-in Capital
TCW Developing Markets Equity Fund	$(9)	$9	$—	(1)
TCW Emerging Markets Income Fund	(29,122)	29,122	—
TCW Emerging Markets Local Currency Income Fund	1,580	(1,581)	1
TCW Emerging Markets Multi-Asset Opportunity Fund	422	(422)	—
TCW International Small Cap Fund	77	(68)	(9)

(1)	Amount rounds to less than $1.

During the year ended October 31, 2017, the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Developing Markets Equity Fund	$47	$—	$47
TCW Emerging Markets Income Fund	176,978	—	176,978
TCW Emerging Markets Local Currency Income Fund	6,855	—	6,855
TCW Emerging Markets Multi-Asset Opportunity Fund	1,409	—	1,409
TCW International Small Cap Fund	29	—	29

For the previous fiscal year ended October 31, 2016 the tax character of distributions paid was as follows (amounts in thousands):

	Ordinary Income	Long-Term Capital Gain	Total Distributions
TCW Developing Markets Equity Fund	$2	$—	$2
TCW Emerging Markets Local Currency Income Fund	143,531	—	143,531
TCW Emerging Markets Multi-Asset Opportunity Fund	1,034	—	1,034
TCW International Small Cap Fund	390	—	390

73

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 4 — Federal Income Taxes (Continued)

At October 31, 2017, net unrealized appreciation (depreciation) on investments for federal income tax purposes was as follows (amounts in thousands):

	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost of Investments for Federal Income Tax Purposes
TCW Developing Markets Equity Fund	$1,450	$(45)	$1,405	$4,709
TCW Emerging Markets Income Fund	140,519	(54,695)	85,824	3,388,248
TCW Emerging Markets Local Currency Income Fund	2,030	(6,014)	(3,984)	223,563
TCW Emerging Markets Multi-Asset Opportunity Fund	11,144	(797)	10,347	71,569
TCW International Small Cap Fund	1,715	(356)	1,359	8,602

The following Funds had net realized losses that will be carried forward indefinitely for federal income tax purposes (amounts in thousands):

	Short-Term Capital Losses	Long-Term Capital Losses	Total
TCW Developing Markets Equity Fund	$772	$—	$772
TCW Emerging Markets Income Fund	$360,475	$292,676	$653,151
TCW Emerging Markets Local Currency Income Fund	$12,501	$9,448	$21,949
TCW Emerging Markets Multi-Asset Opportunity Fund	$4,366	$—	$4,366
TCW International Small Cap Fund	$1,969	$—	$1,969

The Funds did not have any unrecognized tax benefits at October 31, 2017, nor were there any increases or decreases in unrecognized tax benefits for the year ended October 31, 2017. The Funds are subject to examination by the U.S. federal and state tax authorities for returns filed for the prior three and four fiscal years, respectively.

Note 5 — Fund Management Fees and Other Expenses

The Funds pay to the Advisor, as compensation for services rendered, facilities furnished and expenses borne by it, the following annual management fees as a percentage of daily net assets:

TCW Developing Markets Equity Fund	0.80%
TCW Emerging Markets Income Fund	0.75%
TCW Emerging Markets Local Currency Income Fund	0.75%
TCW Emerging Markets Multi-Asset Opportunities Fund	0.95%
TCW International Small Cap Fund	0.75%

The Advisor limits the operating expenses of the Funds not to exceed the following expense ratios relative to the Funds’ average daily net assets:

TCW Developing Markets Equity Fund
I Class	1.25%	(1)
N Class	1.25%	(1)
TCW Emerging Markets Income Fund
I Class	1.11%	(2)
N Class	1.11%	(2)
TCW Emerging Markets Local Currency Income Fund
I Class	0.99%	(1)
N Class	0.99%	(1)
TCW Emerging Markets Multi-Asset Opportunities Fund
I Class	1.23%	(1)
N Class	1.23%	(1)

74

TCW Funds, Inc.

October 31, 2017

Note 5 — Fund Management Fees and Other Expenses (Continued)

TCW International Small Cap Fund
I Class	1.44%	(1)
N Class	1.44%	(1)

(1)	These limitations are based on an agreement between the Advisor and Company.
(2)	Limitation based on average expense ratio as reported by Lipper, Inc., which is subject to change on a monthly basis. This ratio was in effect as of October 31, 2017. These limitations are voluntary and terminable in a six months’ notice.

The amount borne by the Advisor during the fiscal year when the operating expenses of a fund are in excess of the expense limitation cannot be recaptured in the subsequent fiscal years should the expenses drop below the expense limitation in the subsequent years. The Advisor can recapture expenses only within a given fiscal year for that year’s operating expenses.

Directors’ Fees:    Directors who are not affiliated with the Advisor receive compensation from the Funds which is shown on the Statements of Operations. Directors may elect to defer receipt of their fees in accordance with the terms of a Non-Qualified Deferred Compensation Plan. Deferred compensation is included within accrued directors’ fees and expenses in the Statements of Assets and Liabilities.

Note 6 — Distribution Plan

TCW Funds Distributors (“Distributor”), an affiliate of the Advisor and the Funds, serves as the nonexclusive distributor of each class of the Funds’ shares. The Funds have a distribution plan pursuant to Rule 12b-1 under the 1940 Act with respect to the N Class shares of each Fund. Under the terms of the plan, each Fund compensates the Distributor at a rate equal to 0.25% of the average daily net assets of the Fund attributable to its N Class shares for distribution and related services.

Note 7 — Purchases and Sales of Securities

Investment transactions (excluding short-term investments) for the year ended October 31, 2017 were as follows (amounts in thousands):

	Purchases at Cost	Sales or Maturity Proceeds	U.S. Government Purchases at Cost	U.S. Government Sales or Maturity Proceeds
TCW Developing Markets Equity Fund	$10,261	$10,236	$—	$—
TCW Emerging Markets Income Fund	6,936,739	6,588,072	—	—
TCW Emerging Markets Local Currency Income Fund	239,056	178,021	—	—
TCW Emerging Markets Multi-Asset Opportunities Fund	137,054	106,283	—	—
TCW International Small Cap Fund	19,782	21,096	—	—

Note 8 — Capital Share Transactions

Transactions in each Fund’s shares were as follows:

TCW Developing Markets Equity Fund	Year Ended October 31, 2017		Year Ended October 31, 2016
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	—	$—	76,815	$700
Shares Issued upon Reinvestment of Dividends	3,894	34	228	1
Shares Redeemed	—	—	(77,604)	(706)

Net Increase (Decrease)	3,894	$34	(561)	$(5)

75

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 8 — Capital Share Transactions (Continued)

TCW Developing Markets Equity Fund	Year Ended October 31, 2017		Year Ended October 31, 2016

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	2,879	$27	76,755	$700
Shares Issued upon Reinvestment of Dividends	1,486	13	87	1
Shares Redeemed	—	—	(77,604)	(708)

Net Increase (Decrease)	4,365	$40	(762)	$(7)

TCW Emerging Markets Income Fund	Year Ended October 31, 2017		Year Ended October 31, 2016
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	132,574,376	$1,110,081	112,184,967	$889,712
Shares Issued upon Reinvestment of Dividends	14,432,022	120,623	12,105,774	95,420
Shares Redeemed	(99,861,578)	(835,242)	(171,946,398)	(1,328,456)

Net Increase (Decrease)	47,144,820	$395,462	(47,655,657)	$(343,324)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	17,285,880	$186,830	16,214,832	$165,419
Shares Issued upon Reinvestment of Dividends	2,532,993	27,257	2,279,008	23,145
Shares Redeemed	(23,070,902)	(250,017)	(21,517,525)	(217,071)

Net Decrease	(3,252,029)	$(35,930)	(3,023,685)	$(28,507)

TCW Emerging Markets Local Currency Income Fund	Year Ended October 31, 2017		Year Ended October 31, 2016
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	6,308,760	$58,940	9,424,813	$75,249
Shares Issued upon Reinvestment of Dividends	434,870	4,159	—	—
Shares Redeemed	(2,597,777)	(24,054)	(11,201,554)	(94,617)

Net Increase (Decrease)	4,145,853	$39,045	(1,776,741)	$(19,368)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	3,259,146	$30,879	5,376,036	$42,691
Shares Issued upon Reinvestment of Dividends	93,844	899	—	—
Shares Redeemed	(1,287,565)	(11,757)	(22,458,546)	(176,333)

Net Increase (Decrease)	2,065,425	$20,021	(17,082,510)	$(133,642)

TCW Emerging Markets Multi-Asset Opportunities Fund	Year Ended October 31, 2017		Year Ended October 31, 2016
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	194,195	$2,080	124,090	$1,220
Shares Issued upon Reinvestment of Dividends	133,708	1,281	97,656	886
Shares Redeemed	(314,370)	(3,288)	(770,874)	(7,171)

Net Increase (Decrease)	13,533	$73	(549,128)	$(5,065)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	3,761,005	$40,095	94,620	$927
Shares Issued upon Reinvestment of Dividends	5,841	56	11,379	103
Shares Redeemed	(822,023)	(8,361)	(42,552)	(427)

Net Increase	2,944,823	$31,790	63,447	$603

76

TCW Funds, Inc.

October 31, 2017

Note 8 — Capital Share Transactions (Continued)

TCW International Small Cap Fund	Year Ended October 31, 2017		Year Ended October 31, 2016
I Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	21,677	$187	337,420	$2,784
Shares Issued upon Reinvestment of Dividends	2,311	18	29,232	245
Shares Redeemed	(116,317)	(998)	(519,196)	(4,351)

Net Decrease	(92,329)	$(793)	(152,544)	$(1,322)

N Class	Shares	Amount (in thousands)	Shares	Amount (in thousands)
Shares Sold	215,808	$1,964	279,590	$2,318
Shares Issued upon Reinvestment of Dividends	1,363	11	17,179	144
Shares Redeemed	(260,862)	(2,321)	(313,208)	(2,587)

Net Decrease	(43,691)	$(346)	(16,439)	$(125)

Note 9 — Affiliate Ownership

As of October 31, 2017, affiliates of the Funds and Advisor own 98.9% and 72.8% of the net assets of TCW Developing Markets Equity Fund and TCW International Small Cap Fund, respectively.

Note 10 — Restricted Securities

The Funds are permitted to invest in securities that have legal or contractual restrictions on resale. These securities may be sold privately, but are required to be registered or exempted from such registration before being sold to the public (exemption rules apply). Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended (the “Securities Act”). However, the Company considers 144A securities to be restricted if those securities have been deemed illiquid. Disposal of these securities may involve time consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. There were no restricted securities outstanding at October 31, 2017.

Note 11 — Committed Line Of Credit

The Company has entered into a $100,000,000 committed revolving line of credit agreement with the State Street Bank and Trust Company (the “Bank”) for temporary borrowing purposes with an expiration date of December 29, 2017. The interest rate on borrowing is the higher of the Federal Funds rate or the overnight LIBOR rate, plus 1.25%. There were no borrowings from the line of credit as of or during the year ended October 31, 2017. The Funds pay the Bank a commitment fee equal to 0.25% per annum on the daily unused portion of the committed line amount. The commitment fees incurred by the Funds are presented in the statements of operations. The commitment fees are allocated to each applicable portfolio in proportion to its relative average daily net assets and the interest expenses are charged directly to the applicable portfolio.

Note 12 — Indemnifications

Under the Company’s organizational documents, its Officers and Directors may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Company. In addition, the Company entered into an agreement with each of the Directors which provides that the Company will indemnify and hold harmless each Director against any expenses actually and reasonably incurred by any Director in any proceeding arising out of or in connection with the Director’s services to the Company, to

77

TCW Funds, Inc.

Notes to Financial Statements (Continued)

Note 12 — Indemnifications (Continued)

the fullest extent permitted by the Company’s Articles of Incorporation and By-Laws, the Maryland General Corporation Law, the Securities Act, and the 1940 Act, each as now or hereinafter in force. Additionally, in the normal course of business, the Company enters into agreements with service providers that may contain indemnification clauses. The Company’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Company that have not yet occurred. However, based on experience, the Company expects the risk of loss to be remote. The Company has not accrued any liability in connection with such indemnification.

78

TCW Developing Markets Equity Fund

Financial Highlights — I Class

	Year Ended October 31,			June 30, 2015 (Commencement of Operations) through October 31, 2015
	2017	2016
Net Asset Value per Share, Beginning of Year	$9.10	$8.62		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.07	0.10		0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.09	0.38		(1.39)

Total from Investment Operations	2.16	0.48		(1.38)

Less Distributions:
Distributions from Net Investment Income	(0.09)	(0.00	) (2)	—

Net Asset Value per Share, End of Year	$11.17	$9.10		$8.62

Total Return	23.96%	5.63%		(13.80	)% (3)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$4,433	$3,577		$3,392
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	3.94%	3.56%		7.09	% (4)
After Expense Reimbursement	1.25%	1.25%		1.25	% (4)
Ratio of Net Investment Income to Average Net Assets	0.77%	1.15%		0.30	% (4)
Portfolio Turnover Rate	194.58%	154.70%		54.34	% (3)

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	For the period June 30, 2015 (Commencement of Operations) through October 31, 2015 and is not indicative of a full year’s operating results.
(4)	Annualized.

See accompanying notes to financial statements.

79

TCW Developing Markets Equity Fund

Financial Highlights — N Class

	Year Ended October 31,			June 30, 2015 (Commencement of Operations) through October 31, 2015
	2017	2016
Net Asset Value per Share, Beginning of Year	$9.10	$8.62		$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.07	0.10		0.01
Net Realized and Unrealized Gain (Loss) on Investments	2.09	0.38		(1.39)

Total from Investment Operations	2.16	0.48		(1.38)

Less Distributions:
Distributions from Net Investment Income	(0.09)	(0.00	) (2)	—

Net Asset Value per Share, End of Year	$11.17	$9.10		$8.62

Total Return	23.96%	5.63%		(13.80	)% (3)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$1,722	$1,364		$1,297
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	5.08%	4.80%		8.39	% (4)
After Expense Reimbursement	1.25%	1.25%		1.25	% (4)
Ratio of Net Investment Income to Average Net Assets	0.77%	1.15%		0.29	% (4)
Portfolio Turnover Rate	194.58%	154.70%		54.34	% (3)

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.
(3)	For the period June 30, 2015 (Commencement of Operations) through October 31, 2015 and is not indicative of a full year’s operating results.
(4)	Annualized.

See accompanying notes to financial statements.

80

TCW Emerging Markets Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$8.34	$7.67	$8.57	$8.53	$9.30

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.55	0.55	0.38	0.47	0.55
Net Realized and Unrealized Gain (Loss) on Investments	0.09	0.52	(0.87)	(0.01)	(0.59)

Total from Investment Operations	0.64	1.07	(0.49)	0.46	(0.04)

Less Distributions:
Distributions from Net Investment Income	(0.44)	(0.40)	(0.39)	(0.42)	(0.44)
Distributions from Net Realized Gain	—	—	—	—	(0.22)
Distributions from Return of Capital	—	—	(0.02)	—	(0.07)

Total Distributions	(0.44)	(0.40)	(0.41)	(0.42)	(0.73)

Net Asset Value per Share, End of Year	$8.54	$8.34	$7.67	$8.57	$8.53

Total Return	7.95%	14.29%	(5.75)%	5.52%	(0.68)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$3,039,671	$2,574,798	$2,733,679	$4,602,207	$4,260,067
Ratio of Expenses to Average Net Assets	0.87%	0.87%	0.88%	0.85%	0.83%
Ratio of Net Investment Income to Average Net Assets	6.56%	6.95%	4.79%	5.44%	6.09%
Portfolio Turnover Rate	212.16%	214.73%	172.93%	165.55%	150.21%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

81

TCW Emerging Markets Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$10.75	$9.89	$11.05	$11.01	$11.93

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.68	0.68	0.46	0.57	0.68
Net Realized and Unrealized Gain (Loss) on Investments	0.12	0.67	(1.11)	(0.02)	(0.76)

Total from Investment Operations	0.80	1.35	(0.65)	0.55	(0.08)

Less Distributions:
Distributions from Net Investment Income	(0.55)	(0.49)	(0.48)	(0.51)	(0.53)
Distributions from Net Realized Gain	—	—	—	—	(0.22)
Distributions from Return of Capital	—	—	(0.03)	—	(0.09)

Total Distributions	(0.55)	(0.49)	(0.51)	(0.51)	(0.84)

Net Asset Value per Share, End of Year	$11.00	$10.75	$9.89	$11.05	$11.01

Total Return	7.67%	13.98%	(5.96)%	5.11%	(0.86)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$510,877	$534,151	$521,413	$782,384	$1,419,298
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.15%	1.15%	1.16%	1.13%	1.10%
After Expense Reimbursement	1.13%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	6.30%	6.71%	4.50%	5.21%	5.83%
Portfolio Turnover Rate	212.16%	214.73%	172.93%	165.55%	150.21%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

82

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — I Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$9.13	$8.18	$9.69	$10.14	$10.52

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.64	0.52	0.46	0.55	0.54
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.43	(1.94)	(0.88)	(0.62)

Total from Investment Operations	0.58	0.95	(1.48)	(0.33)	(0.08)

Less Distributions:
Distributions from Net Investment Income	(0.41)	—	—	—	(0.06)
Distributions from Return of Capital	—	—	(0.03)	(0.12)	(0.24)

Total Distributions	(0.41)	—	(0.03)	(0.12)	(0.30)

Net Asset Value per Share, End of Year	$9.30	$9.13	$8.18	$9.69	$10.14

Total Return	6.33%	11.61%	(15.35)%	(3.29)%	(0.89)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$138,068	$97,650	$102,034	$178,828	$237,695
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.03%	1.00%	1.00%	0.95%	0.90%
After Expense Reimbursement	0.99%	0.99%	0.99%	N/A	N/A
Ratio of Net Investment Income to Average Net Assets	6.83%	6.12%	5.20%	5.61%	5.19%
Portfolio Turnover Rate	137.44%	209.07%	250.10%	223.55%	290.24%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

83

TCW Emerging Markets Local Currency Income Fund

Financial Highlights — N Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$9.12	$8.17	$9.69	$10.13	$10.52

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.64	0.48	0.46	0.58	0.54
Net Realized and Unrealized Gain (Loss) on Investments	(0.06)	0.47	(1.95)	(0.91)	(0.64)

Total from Investment Operations	0.58	0.95	(1.49)	(0.33)	(0.10)

Less Distributions:
Distributions from Net Investment Income	(0.41)	—	—	—	(0.05)
Distributions from Return of Capital	—	—	(0.03)	(0.11)	(0.24)

Total Distributions	(0.41)	—	(0.03)	(0.11)	(0.29)

Net Asset Value per Share, End of Year	$9.29	$9.12	$8.17	$9.69	$10.13

Total Return	6.33%	11.63%	(15.37)%	(3.37)%	(0.91)%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$34,807	$15,325	$153,270	$55,028	$113,380
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.35%	1.31%	1.25%	1.24%	1.15%
After Expense Reimbursement	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of Net Investment Income to Average Net Assets	6.88%	6.05%	5.29%	5.87%	5.15%
Portfolio Turnover Rate	137.44%	209.07%	250.10%	223.55%	290.24%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

84

TCW Emerging Markets Multi-Asset Opportunities Fund

Financial Highlights — I Class

	Year Ended October 31,				November 16, 2012 (Commencement of Operations) through October 31, 2013
	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$10.39	$9.63	$10.97	$10.68	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.31	0.35	0.24	0.22	0.07
Net Realized and Unrealized Gain (Loss) on Investments	1.38	0.65	(1.38)	0.14	0.61

Total from Investment Operations	1.69	1.00	(1.14)	0.36	0.68

Less Distributions:
Distributions from Net Investment Income	(0.38)	(0.24)	(0.20)	(0.07)	—

Net Asset Value per Share, End of Year	$11.70	$10.39	$9.63	$10.97	$10.68

Total Return	17.05%	10.75%	(10.53)%	3.43%	6.80	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$42,041	$37,173	$39,739	$53,652	$40,903
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.54%	1.57%	1.47%	1.43%	1.72	% (3)
After Expense Reimbursement	1.23%	1.23%	1.23%	1.21%	1.26	% (3)
Ratio of Net Investment Income to Average Net Assets	2.95%	3.74%	2.31%	2.04%	2.06	% (3)
Portfolio Turnover Rate	197.48%	227.75%	145.86%	151.61%	52.53	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period July 1, 2013 (Commencement of Operations) through October 31, 2013 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

85

TCW Emerging Markets Multi-Asset Opportunities Fund

Financial Highlights — N Class

	Year Ended October 31,				November 16, 2012 (Commencement of Operations) through October 31, 2013
	2017	2016	2015	2014
Net Asset Value per Share, Beginning of Year	$10.35	$9.59	$10.92	$10.62	$10.00

Income (Loss) from Investment Operations:
Net Investment Income (1)	0.32	0.36	0.24	0.22	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.37	0.64	(1.37)	0.15	0.56

Total from Investment Operations	1.69	1.00	(1.13)	0.37	0.62

Less Distributions:
Distributions from Net Investment Income	(0.38)	(0.24)	(0.20)	(0.07)	—

Net Asset Value per Share, End of Year	$11.66	$10.35	$9.59	$10.92	$10.62

Total Return	17.10%	10.78%	(10.50)%	3.54%	6.20	% (2)

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$40,064	$5,088	$4,107	$89	$31
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	1.96%	2.15%	2.15%	48.38%	480.73	% (3)
After Expense Reimbursement	1.23%	1.23%	1.23%	1.21%	1.26	% (3)
Ratio of Net Investment Income to Average Net Assets	2.95%	3.79%	2.38%	2.01%	1.72	% (3)
Portfolio Turnover Rate	197.48%	227.75%	145.86%	151.61%	52.53	% (2)

(1)	Computed using average shares outstanding throughout the period.
(2)	For the period July 1, 2013 (Commencement of Operations) through October 31, 2013 and is not indicative of a full year’s operating results.
(3)	Annualized.

See accompanying notes to financial statements.

86

TCW International Small Cap Fund

Financial Highlights — I Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$8.17	$8.57	$8.72	$8.92	$7.83

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.04	0.02	0.01	0.01	(0.01)
Net Realized and Unrealized Gain (Loss) on Investments	2.34	(0.05)	(0.11)	(0.13)	1.55

Total from Investment Operations	2.38	(0.03)	(0.10)	(0.12)	1.54

Less Distributions:
Distributions from Net Investment Income	(0.03)	(0.37)	(0.05)	(0.08)	(0.45)

Net Asset Value per Share, End of Year	$10.52	$8.17	$8.57	$8.72	$8.92

Total Return	29.21%	(0.49)%	(1.07)%	(1.39)%	20.77%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$6,350	$5,684	$7,274	$19,786	$24,266
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	2.89%	2.40%	1.67%	1.37%	1.36%
After Expense Reimbursement	1.43%	1.44%	1.44%	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets	0.41%	0.29%	0.17%	0.12%	(0.17)%
Portfolio Turnover Rate	232.19%	128.62%	243.88%	259.88%	301.86%

(1)	Computed using average shares outstanding throughout the period.

See accompanying notes to financial statements.

87

TCW International Small Cap Fund

Financial Highlights — N Class

	Year Ended October 31,
	2017	2016	2015	2014	2013
Net Asset Value per Share, Beginning of Year	$8.17	$8.58	$8.72	$8.92	$7.82

Income (Loss) from Investment Operations:
Net Investment Income (Loss) (1)	0.04	0.03	0.03	0.00 (2)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.35	(0.07)	(0.12)	(0.13)	1.56

Total from Investment Operations	2.39	(0.04)	(0.09)	(0.13)	1.54

Less Distributions:
Distributions from Net Investment Income	(0.03)	(0.37)	(0.05)	(0.07)	(0.44)

Net Asset Value per Share, End of Year	$10.53	$8.17	$8.58	$8.72	$8.92

Total Return	29.34%	(0.60)%	(1.03)%	(1.52)%	20.77%

Ratios/Supplemental Data:
Net Assets, End of Year (in thousands)	$3,589	$3,143	$3,440	$9,437	$11,847
Ratio of Expenses to Average Net Assets:
Before Expense Reimbursement	3.48%	2.88%	2.09%	1.75%	1.67%
After Expense Reimbursement	1.43%	1.44%	1.44%	1.44%	1.44%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.41%	0.33%	0.40%	0.04%	(0.23)%
Portfolio Turnover Rate	232.19%	128.62%	243.88%	259.88%	301.86%

(1)	Computed using average shares outstanding throughout the period.
(2)	Amount rounds to less than $0.01 per share.

See accompanying notes to financial statements.

88

TCW Funds, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

TCW Funds, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of TCW Developing Markets Equity Fund, TCW Emerging Markets Income Fund, TCW Emerging Markets Local Currency Income Fund, TCW Emerging Markets Multi-Asset Opportunities Fund, and TCW International Small Cap Fund (collectively, the “TCW International Funds”) (five of twenty-one funds comprising TCW Funds, Inc.) as of October 31, 2017, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective stated periods then ended. These financial statements and financial highlights are the responsibility of the TCW International Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The TCW International Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the TCW International Funds’ internal control over financial reporting . Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective TCW International Funds as of October 31, 2017, the results of their operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the respective stated periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Los Angeles, California

December 20, 2017

89

TCW Funds, Inc.

Shareholder Expenses (Unaudited)

As a shareholder of a Fund, you incur ongoing operational costs of the Fund, including management fees and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in a Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2017 to October 31, 2017 (184 days).

Actual Expenses    The first line under each Fund in the table below provides information about the actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes    The second line under each Fund in the table below provides information about the hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account value and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

TCW Funds, Inc.	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2017 to October 31, 2017)
TCW Developing Markets Equity Fund
I Class Shares
Actual	$1,000.00	$1,155.10	1.25%	$6.79
Hypothetical (5% return before expenses)	1,000.00	1,018.90	1.25%	6.36

N Class Shares
Actual	$1,000.00	$1,155.10	1.25%	$6.79
Hypothetical (5% return before expenses)	1,000.00	1,018.90	1.25%	6.36

TCW Emerging Markets Income Fund
I Class Shares
Actual	$1,000.00	$1,033.30	0.88%	$4.51
Hypothetical (5% return before expenses)	1,000.00	1,020.77	0.88%	4.48

N Class Shares
Actual	$1,000.00	$1,032.70	1.12%	$5.74
Hypothetical (5% return before expenses)	1,000.00	1,019.56	1.12%	5.70

TCW Emerging Markets Local Currency Income Fund
I Class Shares
Actual	$1,000.00	$1,031.20	0.99%	$5.07
Hypothetical (5% return before expenses)	1,000.00	1,020.22	0.99%	5.04

N Class Shares
Actual	$1,000.00	$1,031.20	0.99%	$5.07
Hypothetical (5% return before expenses)	1,000.00	1,020.22	0.99%	5.04

90

TCW Funds, Inc.

TCW Funds, Inc.	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Annualized Expense Ratio	Expenses Paid During Period (May 1, 2017 to October 31, 2017)
TCW Emerging Markets Multi-Asset Opportunities Fund
I Class Shares
Actual	$1,000.00	$1,114.30	1.23%	$6.55
Hypothetical (5% return before expenses)	1,000.00	1,019.01	1.23%	6.26

N Class Shares
Actual	$1,000.00	$1,114.70	1.23%	$6.56
Hypothetical (5% return before expenses)	1,000.00	1,019.01	1.23%	6.26

TCW International Small Cap Fund
I Class Shares
Actual	$1,000.00	$1,180.70	1.43%	$7.86
Hypothetical (5% return before expenses)	1,000.00	1,018.00	1.43%	7.27

N Class Shares
Actual	$1,000.00	$1,180.50	1.43%	$7.86
Hypothetical (5% return before expenses)	1,000.00	1,018.00	1.43%	7.27

91

TCW Funds, Inc.

Privacy Policy

The TCW Group, Inc. and Subsidiaries

TCW Investment Management Company LLC

TCW Asset Management Company LLC

Trust Company of the West

Metropolitan West Asset Management, LLC

TCW Funds, Inc.	Sepulveda Management LLC
TCW Strategic Income Fund, Inc.	TCW Direct Lending LLC
Metropolitan West Funds	TCW Direct Lending VII LLC
TCW Alternative Funds

What You Should Know

At TCW, we recognize the importance of keeping information about you secure and confidential. We do not sell or share your nonpublic personal and financial information with marketers or others outside our affiliated group of companies.

We carefully manage information among our affiliated group of companies to safeguard your privacy and to provide you with consistently excellent service.

We are providing this notice to you to comply with the requirements of Regulation S-P, “Privacy of Consumer Financial Information,” issued by the United States Securities and Exchange Commission.

Our Privacy Policy

We, The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, and the TCW Alternative Funds, Sepulveda Management LLC and TCW Direct Lending (collectively, “TCW”) are committed to protecting the nonpublic personal and financial information of our customers and consumers who obtain or seek to obtain financial products or services primarily for personal, family or household purposes. We fulfill our commitment by establishing and implementing policies and systems to protect the security and confidentiality of this information.

In our offices, we limit access to nonpublic personal and financial information about you to those TCW personnel who need to know the information in order to provide products or services to you. We maintain physical, electronic and procedural safeguards to protect your nonpublic personal and financial information.

Categories of Information We Collect

We may collect the following types of nonpublic personal and financial information about you from the following sources:

•

Your name, address and identifying numbers, and other personal and financial information, from you and from identification cards and papers you submit to us, on applications, subscription agreements or other forms or communications.

•

Information about your account balances and financial transactions with us, our affiliated entities, or nonaffiliated third parties, from our internal sources, from affiliated entities and from nonaffiliated third parties.

92

TCW Funds, Inc.

•

Information about your account balances and financial transactions and other personal and financial information, from consumer credit reporting agencies or other nonaffiliated third parties, to verify information received from you or others.

Categories of Information We Disclose to Nonaffiliated Third Parties

•

We may disclose your name, address and account and other identifying numbers, as well as information about your pending or past transactions and other personal financial information, to nonaffiliated third parties, for our everyday business purposes such as necessary to execute, process, service and confirm your securities transactions and mutual fund transactions, to administer and service your account and commingled investment vehicles in which you are invested, to market our products and services through joint marketing arrangements or to respond to court orders and legal investigations.

•

We may disclose nonpublic personal and financial information concerning you to law enforcement agencies, federal regulatory agencies, self-regulatory organizations or other nonaffiliated third parties, if required or requested to do so by a court order, judicial subpoena or regulatory inquiry.

We do not otherwise disclose your nonpublic personal and financial information to nonaffiliated third parties, except where we believe in good faith that disclosure is required or permitted by law. Because we do not disclose your nonpublic personal and financial information to nonaffiliated third parties, our Customer Privacy Policy does not contain opt-out provisions.

Categories of Information We Disclose to Our Affiliated Entities

•

We may disclose your name, address and account and other identifying numbers, account balances, information about your pending or past transactions and other personal financial information to our affiliated entities for any purpose.

•

We regularly disclose your name, address and account and other identifying numbers, account balances and information about your pending or past transactions to our affiliates to execute, process and confirm securities transactions or mutual fund transactions for you, to administer and service your account and commingled investment vehicles in which you are invested, or to market our products and services to you.

Information About Former Customers

We do not disclose nonpublic personal and financial information about former customers to nonaffiliated third parties unless required or requested to do so by a court order, judicial subpoena or regulatory inquiry, or otherwise where we believe in good faith that disclosure is required or permitted by law.

Questions

Should you have any questions about our Customer Privacy Policy, please contact us by email or by regular mail at the address at the end of this policy.

93

TCW Funds, Inc.

Privacy Policy (Continued)

Reminder About TCW’s Financial Products

Financial products offered by The TCW Group, Inc. and its subsidiaries, the TCW Funds, Inc., TCW Strategic Income Fund, Inc., the Metropolitan West Funds, TCW Alternative Funds, Sepulveda Management LLC and TCW Direct Lending.

•	Are not guaranteed by a bank;

•	Are not obligations of The TCW Group, Inc. or of its subsidiaries;

•	Are not insured by the Federal Deposit Insurance Corporation; and

•	Are subject to investment risks, including possible loss of the principal amount committed or invested, and earnings thereon.

THE TCW GROUP, INC.

TCW FUNDS, INC.

TCW STRATEGIC INCOME FUND, INC.

METROPOLITAN WEST FUNDS

TCW ALTERNATIVE FUNDS

SEPULVEDA MANAGEMENT LLC

TCW DIRECT LENDING LLC

TCW DIRECT LENDING VII LLC

Attention: Privacy Officer | 865 South Figueroa St. Suite 1800 | Los Angeles, CA 90017 | email: privacy@tcw.com

94

TCW Funds, Inc.

Renewal of Investment Advisory and Management Agreement

TCW Funds, Inc. (the “Corporation”) and TCW Investment Management Company LLC (the “Advisor”) are parties to an Investment Advisory and Management Agreement (“Agreement”), pursuant to which the Advisor is responsible for managing the investments of each separate investment series (each, a “Fund” and collectively, the “Funds”) of the Corporation. Unless terminated by either party, the Agreement continues in effect from year to year provided that such continuance is specifically approved at least annually by the Board of Directors of the Corporation (the “Board”), including the directors who are not “interested persons” of either the Corporation or the Advisor as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Directors”).

On September 18, 2017, the Board approved the renewal of the Agreement for an additional one-year term from February 6, 2018 through February 5, 2019. The renewal of the Agreement was approved by the Board (including by a majority of the Independent Directors) upon the recommendation of the Independent Directors. The Independent Directors met separately by telephone on August 30, 2017, and in person on another occasion, with their independent legal counsel to review and discuss the information that had been requested on their behalf by their independent legal counsel and presented by the Advisor for their consideration. The information, material facts, and conclusions that formed the basis for their recommendation and the Board’s subsequent approval are described below.

1. Information received

Materials reviewed — During the course of each year, the Independent Directors receive a wide variety of materials relating to the services provided by the Advisor, including reports on the Advisor’s investment processes, as well as on each Fund’s investment results, portfolio composition, portfolio trading practices, compliance monitoring, shareholder services, and other information relating to the nature, extent, and quality of services provided by the Advisor to the Funds. In addition, the Board reviewed information furnished to the Independent Directors in response to a detailed request sent to the Advisor on their behalf. The information in the Advisor’s responses included extensive materials regarding each Fund’s investment results, advisory fee comparisons to advisory fees charged by the Advisor to its institutional clients, financial and profitability information regarding the Advisor, descriptions of various services provided to the Funds and to other advisory and sub-advisory clients, descriptions of functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management services to each Fund. The Directors also considered information provided by an independent data provider, Broadridge, comparing the investment performance and the fee and expense levels of each Fund to those of appropriate peer groups of mutual funds. After reviewing this information, the Independent Directors requested additional information from the Advisor, which the Advisor provided and the Directors considered.

Review process — The Directors’ determinations were made on the basis of each Director’s business judgment after consideration of all the information presented. The Independent Directors reviewed advice regarding legal and industry standards provided by their independent legal counsel, including a legal memorandum from their independent legal counsel discussing their fiduciary duties related to their approval of the continuation of the Agreement. The Independent Directors also discussed these matters with their independent legal counsel, who assisted them in their review and consideration of the renewal of the Agreement. The Independent Directors discussed the renewal of the Agreement with the Advisor’s representatives and in private sessions at which no representatives of the Advisor were present. In deciding to recommend the renewal of the Agreement with respect to each Fund, the Independent Directors did not

95

TCW Funds, Inc.

Renewal of Investment Advisory and Management Agreement (Continued)

identify any single or particular piece of information that, in isolation, was the controlling factor. Each Independent Director may also have weighed factors differently. This summary describes the most important, but not all, of the factors considered by the Board.

2. Nature, extent, and quality of services provided by the Advisor

The Independent Directors considered the depth and quality of the Advisor’s investment management process, including its research and strong analytical capabilities; the experience, capability, and integrity of its senior management and other personnel; the relatively low turnover rates of its key personnel; the overall resources available to the Advisor; and the ability of its organizational structure to address the growth in assets over the past several years. The Independent Directors considered the ability of the Advisor to attract and retain well-qualified investment professionals, noting in particular the Advisor’s hiring of professionals in various areas over the past several years, upgrading resources in the middle office and back office operations and other areas, as well as a continuing and extensive program of infrastructure and systems enhancements. The Independent Directors also considered that the Advisor made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, operations, administration, research, and portfolio accounting. They noted the substantial additional resources made available by TCW, as the parent company of the Advisor. The Independent Directors examined and discussed a detailed description of the extensive supplemental services provided to the Funds to support their operations and compliance, as compared to the much narrower range of services provided to the Advisor’s institutional and sub-advised clients, as well as the Advisor’s oversight and coordination of numerous outside service providers to the Funds. They further noted the high level of regular communication between the Advisor and the Directors. The Advisor explained its responsibility to supervise the activities of the Funds’ various service providers, as well as supporting the Independent Directors and their meetings, regulatory filings, and various operational personnel.

The Board and the Independent Directors concluded that the nature, extent, and quality of the services provided by the Advisor are of a high quality and have benefited and should continue to benefit the Funds and their shareholders.

3. Investment performance

The Independent Directors considered the investment results of each Fund in light of its investment objective and principal strategies. They compared each Fund’s total returns with the total returns of other funds in peer group reports prepared by Broadridge with respect to various longer and more recent periods all ended May 31, 2017. The Independent Directors reviewed information as to peer group selections presented by Broadridge and discussed the methodology for those selections with the Advisor. In reviewing each Fund’s relative performance, the Independent Directors took into account each Fund’s strategies, distinct characteristics, asset size and diversification.

The Independent Directors noted that investment performance of most of the Funds was generally close to or above the median performance of the applicable peer group during the three-year period emphasized by Broadridge, but seven Funds ranked in the fourth or fifth quintile for that three-year period.

For the U.S. fixed income Funds, the Independent Directors noted the conservative profile of the Funds, which generally experienced less volatility compared to various other funds in the applicable peer group

96

TCW Funds, Inc.

(except for the relative volatility of Total Return Bond Fund, which is a mortgage focused Fund). They also noted the Advisor’s conservative posture for these Funds with respect to credit and interest rate risks.

The Independent Directors noted that the performance of majority of these Funds ranked within the first, second or third quintiles for the one-, three-, five- and ten–year periods (or shorter periods since inception). The Core Fixed Income Fund ranked in the fourth quintile for the one-year period. The High Yield Bond Fund ranked in the fifth quintile for the one-year period. The Global Bond Fund ranked in the fifth quintile for the one-year period, and the fourth quintile for the three-year period. The Short Term Bond Fund ranked in the fourth or fifth quintile for each period.

For the U.S. equity Funds, the Independent Directors noted that the performance of most Funds for the various periods reviewed ranked in the first, second or third quintiles. The Select Equity Fund ranked in the fourth quintile for the five-year period and the fifth quintile for the one-year period. The Relative Value Dividend Appreciation Fund ranked in the fourth quintile for the ten-year period. The Relative Value Mid Cap Fund ranked in the fourth or fifth quintile for the three-, five- and ten-year periods, but improved to the first quintile in the one-year period. The Focused Equities Fund ranked in the fourth or fifth quintile for the one-, three-, five- and ten-year periods, and is being closely monitored by the Board. The High Dividend Equities Fund ranked in the fifth quintile for the one-year and since-inception periods, but the Independent Directors noted the Advisor’s explanation of the Fund’s investments in defensive companies, which hurt its relative performance. The Global Real Estate Fund ranked in the fourth quintile since inception but has shown more recent relative improvement.

For the international and emerging markets Funds, the Independent Directors noted that the performance of a majority of these Funds ranked in the first, second or third quintiles. The Emerging Markets Multi-Asset Opportunities Fund ranked in the fourth quintile for the one-year period, but ranked in the second quintile for the three-year period. The International Small Cap Fund ranked in the fifth quintile for the one-, three-, and five-year periods and, in view of its relatively new portfolio management team, the Board will continue to monitor the Fund closely. The Developing Markets Equity Fund ranked in the fifth quintile for the period since inception, but improved to the third quintile for the one-year period; the Board will also continue to monitor this Fund but has noted the Advisor’s view that the Fund should be evaluated over a full market cycle.

The Conservative Allocation Fund ranked in the fifth quintile for the one-year period, but had first and second quintile rankings for its longer periods.

In reviewing the Funds’ investment results, the Independent Directors recognized the Advisor’s deliberate strategy to manage risk in light of its critical view of the fixed-income securities markets and overall investment market conditions. In that connection, the Independent Directors and Board noted that the performance of some Funds for periods when they lagged their peer group averages remained satisfactory when assessed on a risk-adjusted basis because performance quintiles do not necessarily reflect the amount of risk employed by peer funds to achieve their returns.

The Independent Directors noted that each Fund’s performance was satisfactory over the relevant periods or, for those Funds that lagged peer group averages, the Advisor had discussed with the Board the reasons for that underperformance and the actions taken by the Advisor to address that underperformance, and the Board had determined to continue to monitor performance but did not believe that any immediate action was needed

97

TCW Funds, Inc.

Renewal of Investment Advisory and Management Agreement (Continued)

The Independent Directors concluded that the Advisor should continue to provide investment advisory and management services to the Funds. The Independent Directors indicated that they would continue to monitor portfolio investment performance on a regular basis and discuss with the Advisor from time to time any instances of long-term underperformance as appropriate.

The Board and the Independent Directors concluded that the Advisor was implementing each Fund’s investment objective and that the Advisor’s record in managing the Funds indicates that its continued management should benefit each Fund and its shareholders over the long term.

4. Advisory fees and total expenses

The Board compared the advisory fee and total expenses of each Fund (each as a percentage of average net assets) with the median advisory fee and total operating expense level of the other funds in the relevant Broadridge peer groups. The Independent Directors observed that each Fund’s advisory fee, giving effect to applicable waivers, was below or near the median of the peer group funds, with the following exceptions: The advisory fee for the Select Equities Fund exceeded the median by under 10 bps but exceeded the median total expenses by only 2 bps. The advisory fees for the Relative Value Dividend Appreciation Fund, the Relative Value Large Cap Fund, the Relative Value Mid Cap Fund, the Emerging Markets Income Fund and the Emerging Markets Local Currency Income Fund exceeded their respective peer group medians but their total expenses were less than the respective medians. The Independent Directors noted that for several Funds this result reflected substantial or full waivers of the advisory fee.

The Independent Directors noted the contractual expense limitations to which the Advisor has agreed with respect to each Fund and that the Advisor historically has absorbed any expenses in excess of these limits. The Independent Directors and the Board concluded that the competitive fees charged by the Advisor, and competitive expense ratios, should benefit each Fund and its shareholders.

The Independent Directors also reviewed information regarding the advisory fees charged by the Advisor to its institutional and sub-advisory clients with similar investment mandates. They concluded that, although the fees paid by those clients generally were lower than advisory fees paid by the Funds, the differences appropriately reflected the Advisor’s more extensive services provided to the Funds and significantly greater responsibilities and expenses with respect to the Funds, including the additional time spent by portfolio managers for reasons such as managing the more active cash flows from purchases and redemptions by shareholders, the additional risks of managing a pool of assets for public investors, administrative burdens, pricing and valuation responsibilities, the supervision of vendors and service providers, and the costs of additional infrastructure and operational resources and personnel and of complying with and supporting the more comprehensive regulatory and governance regime applicable to mutual funds.

5. The Advisor’s costs, level of profits, and economies of scale

The Independent Directors reviewed information regarding the Advisor’s costs of providing services to the Funds, as well as the resulting level of profits to the Advisor. The Independent Directors reviewed the Advisor’s stated assumptions and methods of allocating certain costs, such as personnel costs, which constitute the Advisor’s largest operating cost. The Board and the Independent Directors recognized that the Advisor should be entitled to earn a reasonable level of profits for the services that it provides to each Fund. The Board also reviewed a comparison of the Advisor’s profitability with respect to the Funds to the profitability of certain publicly traded asset managers, which the Advisor had provided to support its view that the Advisor’s profitability was reasonable. The Board and the Independent Directors also considered

98

TCW Funds, Inc.

the implementation of a supplemental compliance services agreement that reimburses the Advisor for a portion of its compliance and other administrative services in an amount reviewed and approved by the Board and the Independent Directors. The Board noted that the Advisor has suspended charging that fee. Based on their review, the Board and the Independent Directors concluded that they were satisfied that the Advisor’s level of profitability from its relationship with each Fund was not unreasonable or excessive.

The Board and the Independent Directors considered the extent to which potential economies of scale could be realized as the Funds grow and whether the advisory fees reflect those potential economies of scale. They recognized that the advisory fees for the Funds do not have breakpoints, which would otherwise result in lower advisory fee rates as the Funds grow larger. They also recognized the Advisor’s view that the advisory fees compare favorably to peer group fees giving effect to waivers, and that expenses remain competitive even at higher asset levels. The Board and the Independent Directors recognized the benefits to the Funds of the Adviser’s substantial past and on-going investment in the advisory business that benefits the Funds, such as successfully recruiting and retaining key professional talent, systems and technology, administration, compliance, legal and infrastructure, as well as the financial pressures of competing against much larger firms and passive investment products. The Independent Directors also noted the Advisor’s explanation of the increased resources required to manage the Funds as a result of both asset growth and increased competitive pressures. The Board and the Independent Directors further noted the Advisor’s past subsidies of the Funds’ operating expenses when they were newer and smaller and the Advisor’s commitment to maintain reasonable overall operating expenses for each Fund. The Board and the Independent Directors also recognized that the Funds benefit from receiving investment advice from an organization with other types of advisory clients rather than strictly mutual funds. The Board and the Independent Directors concluded that the Advisor was satisfactorily sharing potential economies of scale with the Funds through low fees and expenses, and through reinvesting in its capabilities for serving the Funds and their shareholders.

6. Ancillary benefits

The Board and the Independent Directors considered ancillary benefits to be received by the Advisor and its affiliates as a result of the relationship of the Advisor with the Funds, including compensation for certain compliance support services. The Independent Directors noted that, in addition to the fees the Advisor receives under the Agreement, the Advisor receives additional benefits in connection with management of the Funds in the form of reports, research and other services from brokers and their affiliates in return for brokerage commissions paid to such brokers. The Independent Directors concluded that any potential benefits to be derived by the Advisor from its relationships with the Funds are reasonably related to the services provided by the Advisor to the Funds.

7. Conclusions

Based on their overall review, including their consideration of each of the factors referred to above (and others), the Board and the Independent Directors concluded that the Agreement is fair and reasonable to each Fund and its shareholders, that the Funds’ shareholders received reasonable value in return for the advisory fees and other amounts paid to the Advisor by each Fund, and that the renewal of the Agreement was in the best interests of each Fund and its shareholders.

99

TCW Funds, Inc.

Supplemental Information

Proxy Voting Guidelines

The policies and procedures that the Company uses to determine how to vote proxies are available without charge. The Board has delegated the Company’s proxy voting authority to the Advisor.

Disclosure of Proxy Voting Guidelines

The proxy voting guidelines of the Advisor are available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for a description of the Advisor’s proxy voting guidelines, it will deliver the description that is disclosed in the Company’s Statement of Additional Information. This information will be sent out via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Advisor, on behalf of the Company, prepares and files Form N-PX with the SEC not later than August 31 of each year, which includes the Company’s proxy voting record for the most recent twelve-month period ended June 30 of that year. The Company’s proxy voting record for the most recent twelve-month period ended June 30 is available:

1.	By calling 800-FUND-TCW (800-386-3829) to obtain a hard copy; or

2.	By going to the SEC website at http://www.sec.gov.

When the Company receives a request for the Company’s proxy voting record, it will send the information disclosed in the Company’s most recently filed report on Form N-PX via first class mail (or other means designed to ensure equally prompt delivery) within three business days of receiving the request.

The Company also discloses its proxy voting record on its website as soon as is reasonably practicable after its report on Form N-PX is filed with the SEC.

Availability of Quarterly Portfolio Schedule

The Company files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. The Form N-Q is available by calling 800-FUND-TCW (800-386-3829) to obtain a hard copy. You may also obtain the Company’s Form N-Q:

1.	By going to the SEC website at http://www.sec.gov.; or

2.	By visiting the SEC’s Public Reference Room in Washington, D.C. and photocopying it (Phone 1-800-SEC-0330 for information on the operation of the SEC’s Public Reference Room).

100

TCW Funds, Inc.

Tax Information Notice (Unaudited)

Under Section 854(b)(2) of the Code, the Funds hereby designate the following maximum amounts as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended October 31, 2017 (amount in thousands):

Fund	Qualified Dividend Income
TCW Developing Markets Equity Fund	$56
TCW Emerging Markets Multi-Asset Opportunities Fund	$340
TCW International Small Cap Fund	$29

The following is the dividend received deduction percentage for the Fund’s corporate shareholders:

Fund	Qualified Received Deductions
TCW Developing Markets Equity Fund	0.37%
TCW Emerging Markets Multi-Asset Opportunities Fund	0.06%

The following Funds paid foreign taxes during the year ended October 31, 2017 that are available as income tax credits:

Fund	Foreign Tax Credit
TCW Developing Markets Equity Fund	$9
TCW Emerging Markets Income Fund	$83
TCW Emerging Markets Local Currency Income Fund	$89
TCW Emerging Markets Multi-Asset Opportunities Fund	$58

This information is given to meet certain requirements of the Code and should not be used by shareholders for preparing their income tax returns. In February 2018, shareholders will receive Form 1099-DIV which will show the actual distribution received and include their share of qualified dividends during the calendar year of 2017. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual tax returns.

101

TCW Funds, Inc.

Directors and Officers of the Company

A board of nine directors is responsible for overseeing the operations of the Company, which consists of 21 Funds at October 31, 2017. The directors of the Company, and their business addresses and their principal occupation for the last five years are set forth below.

Independent Directors

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Samuel P. Bell (1936)	Indefinite term; Mr. Bell has served as a director of TCW Funds, Inc. since October 2002.	Private Investor.	Point 360 (post production services); TCW Strategic Income Fund, Inc. (closed-end fund).
John A. Gavin (1931)	Indefinite term; Mr. Gavin has served as a director of TCW Funds, Inc. since May 2001.	Founder and Chairman of Gamma Holdings (international capital consulting firm).	TCW Strategic Income Fund, Inc. (closed-end fund); Hotchkis and Wiley Funds (mutual fund).

Patrick C. Haden (1953) Chairman of the Board	Indefinite term; Mr. Haden has served as a director of TCW Funds, Inc. since May 2001.	Senior Advisor to President (since July 2016) and Athletic Director (2010-June 2016), University of Southern California.	Tetra Tech, Inc. (environmental consulting); The Rose Hills Foundation (charitable foundation); Unihealth Foundation (charitable foundation); Fletcher Jones Foundation (charitable foundation); Mayr Foundation (charitable foundation); First Beverage (beverage consulting); Auto Club (affiliate of AAA); Metropolitan West Funds (mutual fund); TCW Alternative Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed end fund).
Peter McMillan (1957)	Indefinite term; Mr. McMillan has served as a director of TCW Funds, Inc. since August 2010.	Co-founder, Managing Partner and Chief Investment Officer (since May 2013), Temescal Canyon Partners (investment advisory firm); Co-founder and Managing Partner (since 2000), Willowbrook Capital Group, LLC (investment advisory firm); Co-founder and Executive Vice President (since 2005), KBS Capital Advisors (a manager of real estate investment trusts).	KBS Real Estate Investment Trusts (real estate investments); KBS Strategic Opportunity REITS (real estate investments); Metropolitan West Funds (mutual funds); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual fund).

Charles A. Parker (1934)	Indefinite term; Mr. Parker has served as a director of the TCW Funds, Inc. since April 2003.	Private Investor.	Burridge Center for Research in Security Prices (University of Colorado); TCW Strategic Income Fund, Inc. (closed-end fund).

Victoria B. Rogers (1961)	Indefinite term; Ms. Rogers has served as a director of the TCW Funds, Inc. since October 2011.	President, The Rose Hills Foundation (charitable foundation).	Causeway Capital Management Trust (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund).

102

TCW Funds, Inc.

Name, and Year of Birth (1)	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Andrew Tarica (1959)	Indefinite term; Mr. Tarica has served as a director of the TCW Funds, Inc. since March 2012.	Chief Executive Officer, Meadowbrook Capital Management (asset management company); Employee, Cowen & Co. (broker-dealer).	Metropolitan West Funds (mutual fund); TCW Strategic Income Fund, Inc. (closed-end fund); TCW Alternative Funds (mutual fund).

(1)	The address of each Independent Director is c/o Morgan Lewis, & Bockius LLP, Counsel to the Independent Directors, 300 South Grand Avenue 22nd Floor, Los Angeles, CA 90071.

Interested Directors

These directors are “interested persons” of the Company as defined in the 1940 Act because they are directors and officers of the Advisor, and shareholders and directors of The TCW Group, Inc., the parent company of the Advisor.

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
Marc I. Stern (1944)	Indefinite term; Mr. Stern has served as a director since inception of TCW Funds, Inc. in September 1992.	Chairman (since January 2016), TCW LLC; Chairman (since February 2013), The TCW Group, Inc., TCW Investment Management Company, TCW Asset Management Company and Metropolitan West Asset Management; Chief Executive Officer and Chairman (December 2009 to February 2013), TCW Investment Management Company; Vice Chairman and Chief Executive Officer (December 2009 to August 2012), The TCW Group, Inc. (December 2009 to February 2013) and December 2009 to February 2013) TCW Asset Management Company; Vice Chairman and President (November 2010 to February 2013); Vice Chairman (November 2010 to December 2014); and Chairman (2014 – December 2015), Trust Company of the West.	Qualcomm Incorporated (wireless communications)

103

TCW Funds, Inc.

Directors and Officers of the Company (Continued)

Name and Year of Birth	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships held by Director
David S. DeVito (1962)	Indefinite term; Mr. DeVito has served as a director since January 2014.	Executive Vice President and Chief Operating Officer (since January 2016), TCW LLC; President and Chief Executive Officer (since 2015), TCW Alternative Funds; Executive Vice President and Chief Operating Officer (since October 2013), TCW Investment Management Company LLC, The TCW Group, Inc., Metropolitan West Asset Management, LLC and TCW Asset Management Company LLC; President and Chief Executive Officer (since January 2014), TCW Strategic Income Fund, Inc. ; Executive Vice President and Chief Financial Officer (since 2010), Metropolitan West Funds.	TCW Strategic Income Fund, Inc. (closed-end fund)

The officers of the Company who are not directors of the Company are:

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Lisa Eisen (1963)	Tax Officer	Tax Officer (since December 2016), Metropolitan West Funds, TCW Alternative Funds and TCW Strategic Income Fund, Inc.; Managing Director and Director of Tax (since August 2016), TCW, LLC; Vice President of Corporate Tax and Payroll for Health Net, Inc. (1988 – July 2016).
Meredith S. Jackson (1959)	Senior Vice President, General Counsel and Secretary	Executive Vice President, General Counsel and Secretary (since January 2016), TCW LLC; Senior Vice President, General Counsel and Secretary (since 2015), TCW Alternative Funds; Executive Vice President, General Counsel and Secretary (since February 2013), TCW Investment Management Company, The TCW Group Inc., Trust Company of the West (2013 – December 2015), TCW Asset Management Company and Metropolitan West Asset Management; Senior Vice President, General Counsel and Secretary (since February 2013), TCW Strategic Income Fund, Inc. and Metropolitan West Funds; Partner and Chair of the Debt Finance Practice Group (1999 – January 2013), Irell & Manella (law firm).

104

TCW Funds, Inc.

Name and Year of Birth	Position(s) Held with Company	Principal Occupation(s) During Past 5 Years (1)
Jeffrey Engelsman (1967)	Chief Compliance Officer since September 2014 and AML Officer since December 2016	AML Officer (since December 2016), TCW Alternative Funds, Metropolitan West Funds, and Global Chief Compliance Officer (since January 2016), TCW LLC; Chief Compliance Officer (since 2014), Metropolitan West Funds and TCW Alternative Funds; Managing Director, Global Chief Compliance Officer (since August 2014), TCW Investment Management Company LLC, Trust Company of the West (2014 – December 2015) TCW Asset Management, LLC and Metropolitan West Asset Management, LLC; Global Chief Compliance Officer (since September 2014), The TCW Group, Inc.; Chief Compliance Officer (since September 2014), TCW Strategic Income Fund, Inc.; Chief Compliance Officer (2009 – August 2014), MainStay Funds (mutual fund); Managing Director (2009 – July 2014), New York Life Investments (investment management).
Richard Villa (1964)	Treasurer and Principal Financial and Accounting Officer	Managing Director, Chief Financial Officer and Assistant Secretary (since January 2016), TCW LLC; Treasurer (since 2015), TCW Alternative Funds; Treasurer and Principal Financial and Accounting Officer (since February 2014), TCW Strategic Income Fund, Inc.; Managing Director and Chief Financial Officer and Assistant Secretary (since July 2008),TCW Investment Management Company, the TCW Group, Inc., Trust Company of the West (2008 – December 2015), TCW Asset Management Company LLC, and Metropolitan West Asset Management LLC.

(1)	Positions with The TCW Group, Inc. and its affiliates may have changed over time.
*	Address is 865 South Figueroa Street, 18th Floor, Los Angeles, California 90017

In addition, George N. Winn, Senior Vice President of Trust Company of the West (February 2005 – December 2015), TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC and the Advisor, is Vice President and Assistant Treasurer of TCW Alternative Funds and Assistant Treasurer of the Company; and Patrick W. Dennis, Senior Vice President Associate General Counsel and Assistant Secretary of Trust Company of the West (February 2013 – December 2015), TCW Asset Management Company LLC, Metropolitan West Asset Management, LLC, TCW LLC and the Advisor, is Vice President and Assistant Secretary of TCW Alternative Funds and Assistant Secretary of the Company.

The SAI (Statement of Additional Information) has additional information regarding the Board of Directors. A copy is available without charge by calling 1-800-FUND-TCW (1-800-386-3829) to obtain a hard copy or by going to the SEC website at http://www.sec.gov.

105

TCW Funds, Inc.

865 South Figueroa Street

Los Angeles, California 90017

800 FUND TCW

(800 386 3829)

www.TCW.com

INVESTMENT ADVISOR

TCW Investment Management Company LLC

865 South Figueroa Street

Los Angeles, California 90017

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

615 E. Michigan Street

Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP

555 West 5th Street

Los Angeles, California 90013

CUSTODIAN & ADMINISTRATOR

State Street Bank & Trust Company

One Lincoln Street

Boston, Massachusetts 02111

DISTRIBUTOR

TCW Funds Distributors LLC

865 South Figueroa Street

Los Angeles, California 90017

DIRECTORS

Patrick C. Haden

Director and Chairman of the Board

Samuel P. Bell

Director

David S. DeVito

Director

John A. Gavin

Director

Peter McMillan

Director

Charles A. Parker

Director

Victoria B. Rogers

Director

Marc I. Stern

Director

Andrew Tarica

Director

OFFICERS

David S. DeVito

President and Chief Executive Officer

Meredith S. Jackson

Senior Vice President,

General Counsel and Secretary

Richard M. Villa

Treasurer and Principal Financial and Accounting Officer

Jeffrey A. Engelsman

Chief Compliance Officer

Patrick W. Dennis

Assistant Secretary

Lisa Eisen

Tax Officer

George N. Winn

Assistant Treasurer

TCW FAMILY OF FUNDS

EQUITY FUNDS

TCW Artificial Intelligence Equity Fund

TCW Focused Equities Fund

TCW Global Real Estate Fund

TCW High Dividend Equities Fund

TCW New America Premier Equities Fund

TCW Relative Value Dividend Appreciation Fund

TCW Relative Value Large Cap Fund

TCW Relative Value Mid Cap Fund

TCW Select Equities Fund

ALLOCATION FUND

TCW Conservative Allocation Fund

FIXED INCOME FUNDS

TCW Core Fixed Income Fund

TCW Enhanced Commodity Strategy Fund

TCW Global Bond Fund

TCW High Yield Bond Fund

TCW Short Term Bond Fund

TCW Total Return Bond Fund

INTERNATIONAL FUNDS

TCW Developing Markets Equity Fund

TCW Emerging Markets Income Fund

TCW Emerging Markets Local Currency Income Fund

TCW Emerging Markets Multi-Asset Opportunities Fund

TCW International Small Cap Fund

FUNDarINT1017

Item 2.	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer or persons performing similar functions.

(b)	No disclosures are required by this Item 2(b).

(c)	The Registrant has made no material changes to its code of ethics.

(d)	The Registrant has not granted any waivers from any provisions of its code of ethics during the period covered by this Form N-CSR.

(e)	Not applicable.

(f)	A copy of the Registrant’s code of ethics is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Directors (the “Board”) has determined that the Registrant has three members serving on the Registrant’s Audit Committee that possess the attributes identified in Form N-CSR to qualify as an “audit committee financial expert.”

(a)(2)	The audit committee financial experts are Samuel P. Bell, Charles A. Parker and Victoria B. Rogers. Each has been deemed to be “independent” as that term is defined in Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

The firm of Deloitte & Touche LLP (“Deloitte”) serves as the independent registered public accounting firm for the Registrant.

(a) Audit Fees

For the fiscal years ended October 31, 2017 and October 31, 2016, the aggregate fees billed for professional services rendered by Deloitte for the audit of the Registrant’s annual financial statements or for services that are normally provided by Deloitte in connection with statutory and regulatory filings or engagements were:

2017	2016
$568,806	$623,195

(b) Audit-Related Fees

3

For the fiscal years October 31, 2017 and October 31, 2016, the aggregate fees billed for assurance and related services rendered by Deloitte that are reasonably related to the performance of the audit or review of the Registrant’s financial statements and that are not reported under Audit Fees above were:

2017	2016
$0	$0

(c) Tax Fees

For the fiscal years ended October 31, 2017 and October 31, 2016, the aggregate fees billed for tax compliance, tax advice and tax planning by Deloitte were:

2017	2016
$126,250	$126,200

Fees were for the preparation and filing of the Registrant’s corporate returns.

(d) All Other Fees

For the fiscal years ended October 31, 2017 and October 31, 2016, the aggregate fees billed by Deloitte to the Registrant for all services other than services reported under Audit Fees, Audit-Related Fees, and Tax Fees were:

2017	2016
$36,250	$0

Fees were for Passive Foreign Investment Company analysis.

(e)(1)	The Registrant’s Audit Committee approves each specific service the auditor will perform for the Registrant. Accordingly, the Audit Committee has not established pre-approval policies or procedures for services that the auditor may perform for the Registrant.

(e)(2)	None of the services described in each of paragraphs (b) through (d) of this Item were approved by the Registrant’s Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g) For the fiscal years ended October 31, 2017 and October 31, 2016, aggregate non-audit fees billed by Deloitte for services rendered to the Registrant were:

2017	2016
$162,500	$126,200

For the twelve month periods ended October 31, 2017 and October 31, 2016, aggregate non-audit fees billed by Deloitte for services rendered to the Registrant’s investment adviser and any

4

entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant were $0 and $0, respectively.

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)	The Chief Executive Officer and Chief Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons as of a date within 90 days of the filing date of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the

5

Registrant’s last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of Ethics referred to in Item 2 is filed herewith.

(a)(2)	The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable.

(b)	The certifications required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act are filed herewith.

6

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            TCW Funds, Inc.

By (Signature and Title)

                                                 /s/ David S. DeVito

                                                David S. DeVito

                                                Chief Executive Officer

Date                                        December  28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

                                                 /s/ David S. DeVito

                                                 David S. DeVito

                                                 Chief Executive Officer

Date                                        December  28, 2017

By (Signature and Title)

                                                 /s/ Richard M. Villa

                                                 Richard M. Villa

                                                 Chief Financial Officer

Date                                          December 28, 2017

7